UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

David S. Royal, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249
Date of fiscal year end: October 31
Date of reporting period: April 30, 2007

Item 1. Report to Stockholders

Thrivent Mutual Funds

Semiannual Report

April 30, 2007

23459SAR R5-07

Thrivent.com

Table of Contents

President’s Letter	1

Economic and Market Review	2

Portfolio Perspectives
Thrivent Aggressive Allocation Fund	4
Thrivent Moderately Aggressive Allocation Fund	. 6
Thrivent Moderate Allocation Fund	8
Thrivent Moderately Conservative Allocation Fund	10
Thrivent Technology Fund	12
Thrivent Partner Small Cap Growth Fund	14
Thrivent Partner Small Cap Value Fund	16
Thrivent Small Cap Stock Fund	18
Thrivent Small Cap Index Fund	20
Thrivent Mid Cap Growth Fund	22
Thrivent Partner Mid Cap Value Fund	24
Thrivent Mid Cap Stock Fund	26
Thrivent Mid Cap Index Fund	28
Thrivent Mid Cap Index Fund-I	30
Thrivent Partner International Stock Fund	32
Thrivent Large Cap Growth Fund	34
Thrivent Large Cap Value Fund	36
Thrivent Large Cap Stock Fund	38
Thrivent Large Cap Index Fund	40
Thrivent Large Cap Index Fund-I	42
Thrivent Balanced Fund	44
Thrivent High Yield Fund	46
Thrivent Municipal Bond Fund	48
Thrivent Income Fund	50
Thrivent Core Bond Fund	52
Thrivent Limited Maturity Bond Fund	54
Thrivent Money Market Fund	56

Shareholder Expense Example	58

Schedules of Investments
Thrivent Aggressive Allocation Fund	63
Thrivent Moderately Aggressive Allocation Fund	64
Thrivent Moderate Allocation Fund	65
Thrivent Moderately Conservative Allocation Fund	66
Thrivent Technology Fund	67
Thrivent Partner Small Cap Growth Fund	69
Thrivent Partner Small Cap Value Fund	72
Thrivent Small Cap Stock Fund	75
Thrivent Small Cap Index Fund	80
Thrivent Mid Cap Growth Fund	88
Thrivent Partner Mid Cap Value Fund	92
Thrivent Mid Cap Stock Fund	95
Thrivent Mid Cap Index Fund	98
Thrivent Mid Cap Index Fund-I	104
Thrivent Partner International Stock Fund	110
Thrivent Large Cap Growth Fund	115
Thrivent Large Cap Value Fund	119
Thrivent Large Cap Stock Fund	122

Thrivent Large Cap Index Fund	126
Thrivent Large Cap Index Fund-I	133
Thrivent Balanced Fund	140
Thrivent High Yield Fund	151
Thrivent Municipal Bond Fund	159
Thrivent Income Fund	184
Thrivent Core Bond Fund	192
Thrivent Limited Maturity Bond Fund	199
Thrivent Money Market Fund	208

Statement of Assets and Liabilities	214

Statement of Operations	220

Statement of Changes in Net Assets	226

Notes to Financial Statements	231

Financial Highlights
Thrivent Aggressive Allocation Fund	256
Thrivent Moderately Aggressive Allocation Fund .	256
Thrivent Moderate Allocation Fund	256
Thrivent Moderately Conservative Allocation Fund	256
Thrivent Technology Fund	258
Thrivent Partner Small Cap Growth Fund	258
Thrivent Partner Small Cap Value Fund	260
Thrivent Small Cap Stock Fund	262
Thrivent Small Cap Index Fund	262
Thrivent Mid Cap Growth Fund	264
Thrivent Partner Mid Cap Value Fund	264
Thrivent Mid Cap Stock Fund	266
Thrivent Mid Cap Index Fund	266
Thrivent Mid Cap Index Fund-I	268
Thrivent Partner International Stock Fund	268
Thrivent Large Cap Growth Fund	270
Thrivent Large Cap Value Fund	272
Thrivent Large Cap Stock Fund	274
Thrivent Large Cap Index Fund	274
Thrivent Large Cap Index Fund-I	276
Thrivent Balanced Fund	276
Thrivent High Yield Fund	278
Thrivent Municipal Bond Fund	280
Thrivent Income Fund	280
Thrivent Core Bond Fund	282
Thrivent Limited Maturity Bond Fund	284
Thrivent Money Market Fund	286

Additional Information	288

We are pleased to provide you with the semiannual report for the six months ended April 30, 2007, for the Thrivent Mutual Funds. In this report, you will find detailed information about the Thrivent Mutual Funds, including performance highlights, overall market conditions and management strategies during the six-month period. In addition, Thrivent Financial’s chief investment officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Review.

The six-month period proved a rewarding one for investors. Bolstered by relatively low interest rates, stronger than expected corporate profits and surging economic growth overseas, stocks — both domestic and international — posted excellent results. Bonds garnered more modest returns, consistent with their lower-risk profiles, but still performed well. But within the larger story of strong market performance is a subplot involving changing leadership among asset classes. For example, for the first time in many years, large-company stocks appear to be wrestling leadership from smaller-company stocks. Also, real estate equities, after spectacular performance for several years, appear to be cooling. How can a busy person keep up with all these financial market “moving parts” and ensure that his or her portfolio is well-positioned? Trust the Thrivent Investment Strategy Committee —their ongoing asset allocation strategies are embedded in the Thrivent Asset Allocation Funds and Thrivent’s tactical model portfolios, called Tilts. This is simple, honest, transparent investment guidance to help you better navigate ever-changing markets and reach your most important financial goals.

Good advice, a well thought out long-term plan and a disciplined approach can make all the difference. Be sure to contact your Thrivent Financial representative if you have any questions or concerns with your portfolio.

Supporting your most important financial goal: retirement

Whether saving for retirement or structuring accumulated assets for income generation in retirement, proper advice and guidance for this important goal is critical. At Thrivent Financial, we seek to provide you, the member, with the financial confidence and security you need to live the life you want in retirement. Our asset management capabilities position us well to structure and monitor an investment course that can help you reach your retirement goals. Whether you seek an aggressive approach for long-term growth or a conservative plan for near-term income, Thrivent Financial has the resources to help. Relevant, honest financial advice with the products and services that can help you achieve the retirement you’ve worked so hard for — that’s our goal.

A strategy that fits your retirement needs

We have the investment solutions and a money management philosophy uniquely tailored to support our members. Critical among these solutions is our strong belief in asset allocation and overall portfolio balance. Studies have shown that strategic asset allocation (the mix of investments in an overall portfolio) can be the major determinant of how well your portfolio will fare over the long term. Furthermore, success in investing or making retirement assets last longer is often dependent on achieving growth by investing in stocks. A sound asset allocation strategy can reduce the risk of investing in more volatile stocks by diversifying among different types of stocks (large and small, international and domestic, value style and growth style, etc.) as well as bonds and real estate securities.

Consider the following:

• Thrivent Financial representative are equipped with leading edge tools and advice to build and support ongoing asset allocation strategies.

• Each fund is strictly managed to its individual investment objective to best support asset allocation.

• Finally, our Thrivent Asset Allocation Funds are customized to your specific risk tolerance level to provide a simple and smart method of investing.

Thrivent Diversified Income Plus

Thrivent is proud to offer a dividend-oriented Fund to our valued investors. The Thrivent Diversified Income Plus Fund seeks a high current yield for income and, secondarily, potential growth in the form of capital appreciation through an optimized asset allocation mix of high-yield bonds, real estate equities, dividend producing stocks and high-quality fixed income investments.

With life spans growing ever longer and the specter of inflation taking a bite out of fixed income portfolios, the Thrivent Diversified Income Plus Fund can provide valuable equity exposure and the potential growth your portfolio needs in retirement without the level of volatility that comes with many stock funds. Generating total return primarily from reinvesting dividends can provide a smoother growth track for your investment than sole reliance on more volatile security price gains. Contact your Thrivent Financial representative for more information.

Our commitment to you

We remain committed to providing our members with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus contact a registered representative or visit www.thrivent.com.

Economic and market review

Stocks and bonds generally posted positive returns during the six-month period ended April 30, 2007, as investors mulled conflicting signals on the direction of the markets and the economy. These signs included a housing market slump and slowing U.S. economy, but with a strong labor market, impressive corporate profits, and continued indicators of higher inflation.

U.S. economy

The nation’s gross domestic product fell from a 2.5% annual growth rate in the fourth quarter of 2006 to a 1.3% annual rate in the first quarter of 2007, the weakest rate of expansion in four years.

One of the most visible signs of the slowdown was a sharp pullback in the housing market. With the housing market decline came a rapid deterioration of the subprime mortgage market, causing further anxiety about how deeply the sector’s troubles could affect the economy.

Concerns about high energy and commodities prices eased early in the period, helping spur steady gains in stocks. But oil costs began climbing again in the new year due to a late-winter cold snap and strong demand for gasoline in early spring.

Although economic growth slowed during the period, the labor market was steady. During the entire six-month period the unemployment rate remained at or near 4.5%, a rate considered “full employment” by many economists.

Inflation and monetary policy

Inflation accelerated during the period. The Consumer Price Index (CPI) rose at a 4.7% annual rate during the first quarter of 2007, compared with a 2.5% rate for all of 2006. The CPI rose 0.4% in December 2006 (on a month-to-month basis) and was unchanged in November, at the start of our reporting period. The index for energy, which rose 2.9% in all of 2006, advanced at a 22.9% annual rate in the first quarter. Excluding the volatile prices of food and energy, the core CPI advanced at a 2.3% annual rate during the first quarter of 2007, following a 2.6% rise in all of 2006.

The Federal Reserve’s Federal Reserve Open Market Committee (FOMC) continued to stay on the sidelines through the period, leaving the federal funds rate unchanged at 5.25% . Policymakers’ statement at the Fed’s March meeting noted that “the economy seems likely to expand at a moderate pace over the coming quarters.”

Equity performance

Stocks gained steadily from November 2006 through late February, spurred by strong corporate profits, a flurry of merger and acquisition activity, and diminishing worries about higher commodities costs, inflation and interest rates. But on February 27, a 9% slide in Chinese stocks prompted most U.S. stock indexes to fall between 3% and 4% later that day — the worst single-day declines in nearly four years. The Chinese market plunge was a reaction to Chinese authorities’ moves to crack down on speculative market activity. In addition to the situation in China, another factor that helped trigger the U.S. market sell-off was growing anxiety over the deterioration in the subprime mortgage market and its potential impact on the struggling U.S. housing market.

Stocks regained their upward momentum later in the period, however, with many indexes at or approaching record highs at the end of the period.

Large-company stocks outperformed small-company issues during the period. The S&P 500 Index of large-company stocks posted an 8.60% total return, while the Russell 2000 Index of small-company stocks recorded a 6.86% return. Value stocks outperformed growth stocks. During the period, the Russell 1000 Value Index returned 9.79%, while the Russell 1000 Growth Index posted a return of 8.42% .

Sectors that performed best during the period included telecommunications services, energy, consumer discretionary, and utilities, while health care, information technology, industrials, and consumer staples advanced at a more moderate rate. Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 15.68% total return in dollar terms.

Fixed income performance

Treasury yields fell and prices rose in late February and early March as investors sought refuge from riskier assets. But by the end of the period, yields and prices had moved relatively little for the entire six months.

Yields on shorter-term Treasury securities declined while yields on longer-term bonds increased. The yield curve (the differences among the yields of different maturities of similar credit quality) remained somewhat inverted at the end of the period — an atypical situation in which shorter-term bonds provided higher yields than longer-term bonds. The six-month Treasury yield fell from 5.13% to 5.03% during the period, the 10-year Treasury yield increased from 4.61% to 4.63%, and the 30-year Treasury yield rose from 4.72% to 4.81% .

The lack of significant yield movement generally limited returns on Treasury securities to their interest payments. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 2.63% total return for the six months ended April 30, 2007. Municipal bonds also provided positive returns, with the Lehman Brothers Municipal Bond Index posting a total return of 1.59% during the period. The Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 2.42% total return.

Below-investment-grade corporate bonds were stronger U.S. market performers during the period. The Lehman Brothers U.S. Corporate High Yield Bond Index registered a 6.88% total return.

Outlook

We think economic growth will remain slow over the next few months, with inflation staying in check. Gross domestic product growth should continue at a 2% or so annual rate, keeping the economy out of the recession that concerns some market watchers. Energy and commodities prices should moderate and the housing market should begin to recover. Both of these factors will support consumer spending. Businesses, with plenty of cash on their balance sheets, are investing in productive resources.

With policymakers concerned about the potential for higher inflation, we don’t expect the Federal Reserve to ease interest rates any time soon. The stock and bond markets have priced in expectations of lower rates in the fall of 2007, and, in the absence of an unexpected slowdown in the economy, we don’t agree.

The potential for the markets to be surprised by a lack of lower rates later in 2007 makes us cautious on more volatile segments of the stock and bond markets in the near term. Also, with the uncertainty in the housing market, there is a possibility that the economy could slow more then we expect or even enter a recession.

As always, your best strategy is to work with your Thrivent Financial registered representative to create an investment plan based on your goals, diversify your portfolio and remain focused on the long term.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Aggressive Allocation Fund earned a total return of 9.95% as compared to the median return of its peer group, the Lipper Multicap Core category, of 8.98% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 8.60% and 2.63%, respectively.

What factors affected the Fund’s performance?

The factors favorably impacting returns over the reporting period were good exposure to the mid-cap segment of the U.S. stock market and a meaningful exposure to international markets, which both provided superior returns versus the S&P 500 Index. Limiting returns versus the indexes was a small exposure to fixed income securities, which did not provide returns at the same level as the equity markets but did dampen the volatility of portfolio results. Within their respective asset segments, individual sub-components of the Fund were generally a neutral factor, as most performed approximately in line with their respective benchmarks, with below benchmark returns in the first two months of the period followed by better results in the new calendar year. Small-cap value was an exception as its results were nicely ahead of its benchmark index.

What is your outlook?

Management continues to balance the opportunities and risks in an environment of growth in the world economy, relatively moderate inflation, moderating but respectable earnings growth and low interest rates. An area of concern remains that risk premiums across financial asset classes are quite low versus historical standards. This indicates that markets expect the current situation of ample and low cost credit and excellent credit repayment rates to continue, that infla-tion will moderate not only domestically but internationally, that the problems of the housing sector — both domestically and, increasingly, abroad — will be managed, and that geopolitical challenges will be dealt with constructively.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International Stock Fund	22.8%
Thrivent Large Cap Growth Fund	19.3%
Thrivent Large Cap Stock Fund	7.8%
Thrivent Large Cap Value Fund	7.0%
Thrivent Small Cap Stock Fund	7.0%
Thrivent Partner Small Cap Value Fund	6.6%
Thrivent Partner Small Cap Growth Fund	6.4%
Thrivent Mid Cap Stock Fund	5.6%
Thrivent Partner Mid Cap Value Fund	4.6%
Thrivent Mid Cap Growth Fund	4.6%

These common stocks represent 91.7% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

We believe the current situation in the subprime segments of mortgage credit provides a useful reminder that markets are not risk-free and one should expect to earn a premium return for riskier assets. While we believe the challenges facing real estate in the U.S. will be contained, we are concerned there is sufficient uncertainty related to the potential for contagion that a bias to higher quality is appropriate. Additionally, as the global economic recovery extends, resource constraints become more evident and the potential for policy mistakes is elevated. As such, we believe a bias or tilt towards the higher-quality segments of the markets is the appropriate stance and have positioned the portfolio in that direction. We have not taken a defensive stance as we believe most of the risks can be managed effectively and the global underpinnings are such that opportunity still exists to earn attractive returns. We think that premium returns in the various asset categories will be more difficult to achieve.

	Portfolio Facts
	As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$261,251,782	$47,905,360
NAV	$12.82	$12.86
NAV — High†	4/26/2007 — $12.97	4/26/2007 — $13.01
NAV — Low†	11/1/2006 — $11.78	11/1/2006 — $11.84

Number of Holdings: 14	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	11.45%	16.46%
with sales charge	5.34%	12.93%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	11.86%	16.92%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Moderately Aggressive Allocation Fund earned a total return of 8.64% as compared to the median return of its peer group, the Lipper Mixed Asset Target Allocation Growth category, of 7.45% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 8.60% and 2.63%, respectively.

What factors affected the Fund’s performance?

The Fund generally maintained an allocation of approximately 78% of assets in various equity categories, with the balance of the assets invested in fixed income assets, and earned a return that was competitive with the S&P 500 Index without taking on the full equity market exposure. Within the equity categories, exposure to the mid-cap and international segments both provided premium returns versus the S&P 500 Index. We had reduced our exposure to the small-cap segments in favor of large-cap early in 2006 and that strategy modestly lifted returns as well. The small-cap value segment also provided excellent returns versus the benchmarks in the period. In fixed income, we had an emphasis on quality within the various sectors of the markets as we did not feel the unusually low level of yield premium offered in very risky segments justified a meaningful exposure. This weighting proved helpful as concerns about subprime mortgage defaults began to affect the lowest-tier segments of quality.

What is your outlook?

Management continues to balance the opportunities and risks in an environment of growth in the world economy, relatively moderate inflation, moderating but respectable earnings growth and low interest rates. An area of concern remains that risk premiums across financial asset classes are quite low versus historical standards. This indicates that markets expect the current situation of ample and low cost credit and excellent credit repayment rates to continue, that inflation will moderate not only domestically but internationally, that the problems of the housing sector — both domestically and, increasingly, abroad — will be managed, and that geopolitical challenges will be dealt with constructively.

Top 10 Holdings
(% of Portfolio)

Thrivent Partner International Stock Fund	15.9%
Thrivent Large Cap Growth Fund	15.5%
Thrivent Large Cap Stock Fund	13.8%
Thrivent Large Cap Value Fund	13.0%
Thrivent Income Fund	8.9%
Thrivent Mid Cap Stock Fund	5.6%
Thrivent High Yield Fund	5.5%
Thrivent Limited Maturity Bond Fund	4.7%
Thrivent Small Cap Stock Fund	4.0%
Thrivent Partner Small Cap Value Fund	3.1%

These common stocks represent 90.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

We believe the current situation in the subprime segments of mortgage credit provides a useful reminder that markets are not risk-free and one should expect to earn a premium return for riskier assets. While we believe the challenges facing real estate in the U.S. will be contained, we are concerned there is sufficient uncertainty related to the potential for contagion that a bias to higher quality is appropriate. Additionally, as the global economic recovery extends, resource constraints become more evident and the potential for policy mistakes is elevated. As such, we believe a bias or tilt towards the higher-quality segments of the markets is the appropriate stance and have positioned the portfolio in that direction. We have not taken a defensive stance as we believe most of the risks can be managed effectively and the global underpinnings are such that opportunity still exists to earn attractive returns. We think that premium returns in the various asset categories will be more difficult to achieve.

Portfolio Facts
As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$653,638,768	$56,280,065
NAV — High†	4/25/2007 — $12.56	4/25/2007 — $12.60
NAV — Low†	11/3/2006 — $11.63	11/3/2006 — $11.69

Number of Holdings: 15	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	11.69%	14.84%
with sales charge	5.58%	11.36%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	12.03%	15.26%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Moderate Allocation Fund earned a return of 7.14% as compared to the median return for its peer group, the Lipper Mixed Asset Target Allocation Moderate Fund category, of 6.58% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 8.60% and 2.63%, respectively.

What factors affected the Fund’s performance?

The Fund maintained an allocation of approximately 58% of assets in equity categories for the reporting period, with the balance of funds allocated to various fixed income categories. The Fund’s return was more consistent with the return earned in stocks because of a broad diversification in equity classes that allowed the Fund to participate in the premium rates achieved in both the international and mid-cap allocations of the portfolio versus the S&P 500 Index. Generally, equity segment returns were in line with their respective indexes, reflecting softer results in the last part of 2006, followed by a strong rebound in relative returns in the first third of 2007. Late 2006 witnessed a speculative surge in equity markets with particularly strong results in the more risky segments. As we entered 2007, investors’ appetite for risk seemed to moderate and our emphasis on higher quality was rewarded. A similar pattern unfolded in the fixed income segment of the portfolio. We do maintain exposure to the high yield segment but have undertaken to upgrade the quality of credits within both high yield and investment grade portfolios.

What is your outlook?

Management continues to balance the opportunities and risks in an environment of growth in the world economy, relatively moderate inflation, moderating but respectable earnings growth and low interest rates. An area of concern remains that risk premiums across financial asset classes are quite low versus historical standards. This indicates that markets expect the current situation of ample and low cost credit and excellent credit repayment rates to continue, that inflation will moderate not only domestically but internationally, that the problems of the housing sector — both domestically and, increasingly, abroad — will be managed, and that geopolitical challenges will be dealt with constructively.

Top 10 Holdings
(% of Portfolio)

Thrivent Income Fund	16.1%
Thrivent Large Cap Growth Fund	13.6%
Thrivent Limited Maturity Bond Fund	12.3%
Thrivent Partner International Stock Fund	11.3%
Thrivent Large Cap Stock Fund	10.9%
Thrivent Large Cap Value Fund	9.1%
Thrivent Money Market Fund	7.3%
Thrivent High Yield Fund	5.5%
Thrivent Small Cap Stock Fund	5.1%
Thrivent Mid Cap Stock Fund	4.2%

These common stocks represent 95.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

We believe the current situation in the subprime segments of mortgage credit provides a useful reminder that markets are not risk-free and one should expect to earn a premium return for riskier assets. While we believe the challenges facing real estate in the U.S. will be contained, we are concerned there is sufficient uncertainty related to the potential for contagion that a bias to higher quality is appropriate. Additionally, as the global economic recovery extends, resource constraints become more evident and the potential for policy mistakes is elevated. As such, we believe a bias or tilt towards the higher-quality segments of the markets is the appropriate stance and have positioned the portfolio in that direction. We have not taken a defensive stance as we believe most of the risks can be managed effectively and the global underpinnings are such that opportunity still exists to earn attractive returns. We think that premium returns in the various asset categories will be more difficult to achieve.

	Portfolio Facts
	As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$642,781,867	$22,451,431
NAV	$11.82	$11.84
NAV — High†	4/25/2007 — $11.90	4/25/2007 — $11.92
NAV — Low†	11/3/2006 — $11.23	11/3/2006 — $11.25

Number of Holdings: 13	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	10.63%	12.64%
with sales charge	4.57%	9.23%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	11.01%	13.01%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Therefore a principal risk of investing in the Fund is heavily dependent upon the performance of the underlying funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the underlying funds. Those risks include, but are not limited to, allocation risk, non-diversified risk, underlying fund risk, market risk, equity investment and issuer risk, volatility risk, foreign securities risk, real estate industry risk, credit, interest rate and high yield risk, and investment adviser risk. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Moderately Conservative Allocation Fund earned a total return of 5.63%, as compared to the median return of its peer group, the Lipper Mixed Asset Target Allocation Conservative category, of 4.56% . The Fund’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of 8.60% and 2.63%, respectively.

What factors affected the Fund’s performance?

The Fund maintained an allocation of approximately 43% in equity securities, with the balance of assets maintained in more conservative fixed income and short-term investments. The Fund’s results are consistent with its more conservative positioning in an environment in which equity returns have generally been higher than that of fixed income securities. Within the equity category, we continue to pursue a strategy of good diversification within the framework of a more conservative long-term allocation to the more volatile asset classes. That allowed the Fund to earn some of the return premium versus the S&P 500 Index offered over the last six months by exposure to both mid-cap U.S. and international assets. In fixed income, within quality categories, yields are remarkably similar across maturities as short-term rates reflect near-term concerns with inflation. Long-term rates suggest the inflation issue is cyclical and will moderate with the current slowdown in economic growth. We have been positioned more towards the quality end of the spectrum within fixed income categories, as we don’t see the opportunity for premium yields on the more risky segments that would validate taking significant security level risk. The global search for yield has pushed premiums down to unusually low levels in an environment in which event risk (such as leveraged takeovers and weakened lending covenants) suggests that yield premiums should be expanding.

What is your outlook?

Management continues to balance opportunities and risks in an environment of growth in the world economy, relatively moderate inflation, moderating but respectable earnings growth and low interest rates. An area of concern remains that risk premiums across financial asset classes are quite low versus historical standards. This indicates that markets expect the current situation of ample and low cost credit and excellent credit repayment rates to continue, that inflation will moderate not

Top 10 Holdings
(% of Portfolio)

Thrivent Limited Maturity Bond Fund	33.0%
Thrivent Income Fund	12.3%
Thrivent Money Market Fund	11.3%
Thrivent Large Cap Growth Fund	9.6%
Thrivent Large Cap Stock Fund	7.0%
Thrivent Partner International Stock Fund	6.2%
Thrivent Large Cap Value Fund	6.1%
Thrivent High Yield Fund	4.6%
Thrivent Mid Cap Stock Fund	4.2%
Thrivent Small Cap Stock Fund	3.1%

These common stocks represent 97.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Quoted Portfolio Composition and Top 10 Holdings are subject to change.

only domestically but internationally, that the problems of the housing sector — both domestically and, increasingly, abroad — will be managed, and that geopolitical challenges will be dealt with constructively.

We believe the current situation in the subprime segments of mortgage credit provides a useful reminder that markets are not risk-free and one should expect to earn a premium return for riskier assets. While we believe the challenges facing real estate in the U.S. will be contained, we are concerned there is sufficient uncertainty related to the potential for contagion that a bias to higher quality is appropriate. Additionally, as the global economic recovery extends, resource constraints become more evident and the potential for policy mistakes is elevated. As such, we believe a bias or tilt towards the higher-quality segments of the markets is the appropriate stance and have positioned the portfolio in that direction. We have not taken a defensive stance as we believe most of the risks can be managed effectively and the global underpinnings are such that opportunity still exists to earn attractive returns. We think that premium returns in the various asset categories will be more difficult to achieve.

	Portfolio Facts
	As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$216,080,607	$8,586,234
NAV	$11.25	$11.27
NAV — High†	4/25/2007 — $11.30	4/25/2007 — $11.32
NAV — Low†	11/3/2006 — $10.86	11/3/2006 — $10.87

Number of Holdings: 11	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	9.21%	9.95%
with sales charge	3.22%	6.62%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	9.46%	10.29%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Technology Fund earned a total return of 6.17% as compared to the median return to its peer group, the Lipper Science & Technology Index category, of 7.88% . The Fund’s market benchmark, the Goldman Sachs Technology Industry Composite Index, earned a total return of 8.14% .

What factors affected the Fund’s performance?

The last quarter of 2006 was especially difficult, with relative underperformance being driven by poor positioning within the service-oriented architecture sector, including BEA Systems and Citrix Systems, which suffered from a cautious technology spending environment; bellwether semiconductor makers Texas Instruments and Intel, which were weaker because of industry capacity concerns; and small-cap biotechnology players NeoPharm and Cubist, which were victims of continued risk-aversion in the sector. Being relatively underweighted, the e-commerce group was also a meaningful negative influence on performance.

Encouragingly, the Fund has solidly outperformed since the start of 2007 as a result of a significant repositioning in application software, technology services and hardware. In software, where we have focused on niche application and middleware providers, strong gains in Hyperion and Nuance outweighed an underperforming position in TIBCO and complemented our avoidance of underperformers Miscrosoft and Symantec. In services, we have emphasized names with exposure to digital marketing, and Yahoo! and aQuantive were especially strong performance contributors. Being overweighted in Apple and underweighted in the remainder of the computer sector offset the poor performance of our significant exposure to storage plays EMC Corp. and Network Appliances.

What is your outlook?

Solid, though not spectacular, domestic capital spending sustains our optimism regarding technology expenditure growth at the enterprise level of 5%+, especially within networking, video communications, storage and software. Strong international markets and a weaker dollar provide additional reasons for optimism in a sector with disproportionate exposure to foreign demand.

We remain enthusiastic about dominant consumer and advertising names like Apple, Google and Yahoo!; storage plays; networking/bandwidth suppliers (Cisco, Juniper Networks, LM Ericsson and Alcatel Lucent); and service-oriented architecture companies (Red Hat, BEA System and Adobe). Regulatory concerns and pipeline issues have created opportunities within the drug, biotechnology and medical device sectors, and we maintain above-benchmark exposure in these areas.

Top 10 Holdings
(% of Portfolio)

Cisco Systems, Inc.	6.7%
Google, Inc.	4.9%
QUALCOMM, Inc.	4.4%
Juniper Networks, Inc.	4.0%
Microsoft Corporation	3.8%
Apple Computer, Inc.	3.8%
Adobe Systems, Inc.	2.8%
EMC Corporation	2.7%
Intel Corporation	2.5%
Corning, Inc.	2.4%

These common stocks represent 38.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Firms are sitting on unprecedented levels of cash, and have the ability and motivation to upgrade their technology infrastructure in a global environment in which productivity gains are crucial to competitiveness. Manifestation of this trend should have a positive impact on the portfolio.

A major factor for the technology sector remains the direction of interest rates. The Federal Reserve’s decision to end to its rate hike policy in 2006 heightened investors’ appetite for risk, which has helped improve the relative performance of the technology sector and created a better environment for the portfolio. Prospective rate cuts in the second half of 2007 would magnify this benefit.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AATSX	BBTSX	THTIX
Transfer Agent ID	028	078	098
Net Assets	$37,691,987	$1,828,562	$2,256,330
NAV	$3.96	$3.77	$4.18
NAV — High†	4/26/2007 — $4.05	4/26/2007 — $3.85	4/26/2007 — $4.27
NAV — Low†	11/3/2006 — $3.66	11/3/2006 — $3.49	11/3/2006 — $3.86

Number of Holdings: 73		† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	1.54%	4.68%	(12.69%)
with sales charge	(4.12%)	3.53%	(13.41%)

			From
			Inception
Class B1	1-Year	5 Years	7/1/2000

without sales charge	1.07%	4.06%	(13.21%)
with sales charge	(2.93%)	4.06%	(13.21%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/1/2000

Net Asset Value	2.20%	5.36%	(11.99%)

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Partner Small Cap Growth Fund earned a total return of 8.47% as compared to the median return of its peer group, the Lipper Small Cap Growth Funds category, of 9.52% . The Fund’s market benchmark, the Russell 2000 Growth Index, earned a total return of 7.42% .

What factors affected the Fund’s performance?

Moderate overweighting in the financials, energy and telecommunications sectors, all of which performed better than average, as well as our stock selection within those segments, were the primary factors in portfolio results versus the benchmark. Results in sectors and our holdings in those groups that were tied to the consumer did not keep pace with the Index and limited the Fund’s total advance versus the Index.

Shuffle Master Inc., a provider of goods and services to the gaming industry, was a particularly poor performer in the period. We also achieved disappointing results in the specialty retail segment with holdings such as Casual Male Retail Group and Children’s Place. While organic food retailing continues to grow, the stocks of companies specializing in the industry did not advance as strongly as cost pressure began to mount and the competitive environment became more difficult with new and expanding entrants. Health care was also an area of disappointing results, with poor returns achieved by our holdings in the health care equipment industries.

Our holdings in the real estate investment trust (REIT) industry produced good returns by providing specialized real estate exposure in areas like technology and health care. We also maintained exposure to those companies that would benefit from the continuation of a positive environment for financial services and the transaction segments of the commercial and institutional segments of real estate like Cohen and Steers. Within the energy sector, our strategy emphasized those companies that would benefit from the high levels of expenditures for exploration and production, particularly in the more specialized segments of the industry, like Dril-Quip, Inc. and Hydril Inc. While high prices are affecting the near-term supply and demand for petroleum products, reserve replacement remains a key strategic initiative for the major production companies and the environments for finding new reserves are increasingly more technologically difficult.

Information technology was a positive factor in portfolio results with particularly good returns to our holdings in the internet software segment. ValueClick Inc. was a significant holding in the portfolio and advanced strongly over the period, as did our holding in Digital Insight, Inc. Within the software industry, Hyperion Solutions and Altiris Inc. contributed

Top 10 Holdings
(% of Portfolio)

Federal Home Loan Bank	3.3%
Dril-Quip, Inc.	2.8%
ValueClick, Inc.	2.1%
Inverness Medical Innovations, Inc.	2.0%
American Medical Systems Holdings, Inc.	1.9%
Tractor Supply Company	1.9%
CoStar Group, Inc.	1.7%
Informatica Corporation	1.6%
Superior Energy Services, Inc.	1.5%
Cohen & Steers, Inc.	1.5%

These common stocks represent 20.3% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned. The Portfolio Composition chart excludes collateral held for securities loaned.

meaningfully to portfolio returns. Mitigating factors in our portfolio were holdings in Rogers Corp. and Avocent Corp. in the electronic and communications equipment segments.

What is your outlook?

Economic growth will likely continue to moderate over the second quarter due to the slowdown of the housing market, the resurgence in crude oil prices, and some moderation in business spending. However, job and personal income growth is expected to mitigate the impact upon consumer spending, and overseas demand for U.S. exports should ensure continued health in the business sector.

We continue to believe that 2007 will ultimately prove a year in which price/earnings ratios expand, to the benefit of the market. In our estimation, the possibility of higher price/earnings ratios would bode well for high-quality stocks. We think any multiple expansion — which would be the first since 2003 — could help to offset the decelerating rate of corporate earnings growth. In managing the portfolio, our focus, as always, remains on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the Internet, brokerage, investment-exchange, managed care, biotechnology, semiconductor, telecommunications, and wireless industries.

	Portfolio Facts
	As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$13,693,191	$41,341,233
NAV	$12.68	$12.73
NAV — High†	4/26/2007 — $12.89	4/26/2007 — $12.94
NAV — Low†	11/1/2006 — $11.52	11/1/2006 — $11.56

Number of Holdings: 152	† For the period ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	3.34%	13.83%
with sales charge	(2.31%)	10.38%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	3.76%	14.18%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Growth Index is an index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Partner Small Cap Value Fund earned a total return of 11.31% as compared to the median return of its peer group, the Lipper Small Cap Value Fund category, of 8.46% . The Fund’s market benchmark, the Russell 2000 Value Index, earned a total return of 6.36% .

What factors affected the Fund’s performance?

Stocks in the financial sector were the most significant contributing factor to the Fund’s superior results over the reporting period as holdings across a broad range of financial industries lifted returns. Within financials, holdings in the commercial banking industry provided the highest level of added value. First Republic Bank was a meaningful holding in the portfolio and provided returns well in excess of average. Real estate investment trusts (REITs) also generally provided returns in excess of the market and the group. Our positions in insurance were also a contributing factor, with strong advances in companies like Bristol West Holdings, a provider of automobile insurance and related services.

We achieved excellent results in the materials sectors, a group comprised of companies in commodity and related industries, largely as a function of overemphasizing the group, which provided superior returns versus market and group benchmarks. We generated incremental return from acquisition activity as holdings like Florida Rock Industries became the target of an acquirer, causing the price to advance substantially. Specialty chemical manufacturer Innospec Inc. also achieved strong returns in the period. Information technology contributed positively to portfolio results, with holdings in Advanced Energy Industries and Brooks Automation advancing. Internet software and service companies S1 Corp and LookSmart Ltd. outperformed the benchmark as well.

Our holdings in the consumer discretionary segment did not keep pace with the market or other parts of the portfolio. Portfolio holdings exposed to consumer spending, particularly as it related to housing, were negatively affected by the ongoing weakness in the residential construction and existing home resale markets. While retailers or distributors

Top 10 Holdings
(% of Portfolio)

ProAssurance Corporation	1.6%
Hub Group, Inc.	1.5%
Metal Management, Inc.	1.5%
LaSalle Hotel Properties	1.4%
First Republic Bank	1.4%
Carpenter Technology Corporation	1.4%
Belden CDT, Inc.	1.4%
AptarGroup, Inc.	1.3%
Kirby Corporation	1.3%
Owens & Minor, Inc.	1.3%

These common stocks represent 14.1% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

to the more upscale segments of the consumer markets tended to provide better results, overall returns to this group were generally disappointing.

What is your outlook?

We expect the remainder of 2007 to provide a decent environment for equities, although a gradually slowing economy and moderating profit margins may constrain stock price gains. If the global economy continues to be strong, then the growth of companies in the materials sector should be supported. Given the expectation of a slowing domestic economy, we favor the prospects of health care companies over those of technology companies. Domestically, consumer stocks may continue to be pressured by higher gasoline prices and subprime lending woes. Overall, stocks appear attractive relative to bonds, and there currently appears little prospect for a significant increase in interest rates.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALVX	BBSVX	TPSIX
Transfer Agent ID	032	082	099
Net Assets	$88,742,517	$4,992,076	$60,797,919
NAV	$16.64	$15.74	$17.29
NAV — High†	4/26/2007 —- $16.98	4/26/2007 — $16.06	4/26/2007 —- $17.63
NAV — Low†	11/2/2006 — $15.33	1/8/2007 — $14.55	1/8/2007 — $15.90

Number of Holdings: 147		† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/17/2001

without sales charge	11.88%	13.42%	14.47%
with sales charge	5.70%	12.14%	13.36%

			From
			Inception
Class B1	1-Year	5 Years	7/17/2001

without sales charge	10.81%	12.39%	13.60%
with sales charge	6.81%	12.39%	13.60%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	7/17/2001

Net Asset Value	12.58%	14.30%	15.34%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Small Cap Stock Fund provided a return of 7.45% as compared to the median return of its peer group, the Lipper Small Cap Core category, of 8.23% . The Fund’s market benchmark, the Russell 2000 Index, earned a total return of 6.86% .

What factors affected the Fund’s performance?

The Fund’s meaningful underweighting in financial companies had a positive impact on performance for the period ending April 30, 2007. Throughout 2005 and 2006, we were very concerned about credit quality at banks and thrifts, particularly among subprime lenders. We did not own any subprime companies during this time period, and many companies in this sector posted significant losses in early 2007, with several filing bankruptcy. In addition, the banks that we do own have very little mortgage exposure, thus helping us to mitigate the violent downturn of the sector.

Our energy holdings also positively affected performance during the time period. While we were equally weighted within the sector, several stocks performed particularly well. Teekay Shipping, an oil tanker company, appreciated 46%, while several of our exploration and production companies appreciated 25% or more. Ironically, our building product holdings nicely added to performance. While much of the sector was in decline, Elk Corporation, which manufactures roofing shingles, was acquired during the time period and appreciated 73%.

Our technology holdings negatively affected performance, with our data processing and servicing companies performing particularly poorly. We own three companies that operate in the money transfer business (wiring money between countries), which also performed weakly.

What is your outlook?

As a result of slowing economic growth, relatively full valuation levels, and a wide breadth of stock ownership, we remain somewhat cautious of the small-cap sector as a whole. That said, we continue to find opportunities. Due to our belief that corporations have underinvested in plant and equipment over the last nine years, we still like the industrial sector. Also, we like particular niches within technology, particularly businesses that help companies operate more efficiently. Regarding the consumer sector, we think that continued job stability and potential wage gains may allow consumer spending to hang on for another year or two. In addition, while we believe that the slowdown in

Top 10 Holdings
(% of Portfolio)

Affiliated Managers Group, Inc.	1.1%
IDEX Corporation	0.9%
Trimble Navigation, Ltd.	0.9%
Silgan Holdings, Inc.	0.9%
Waste Connections, Inc.	0.8%
Varian Semiconductor Equipment
Associates, Inc.	0.8%
Manitowoc Company, Inc.	0.8%
DRS Technologies, Inc.	0.8%
Steel Dynamics, Inc.	0.8%
Casey's General Stores, Inc.	0.7%

These common stocks represent 8.5% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

housing will have a significant negative impact on certain industries and regions, we do not believe that the housing slowdown will be the specific cause of a recession or economic crisis. Subsequently, we are beginning to make selective investments in the consumer sector. Lastly, we remain underweighted in financial companies, particularly lending institutions. Lending standards have clearly been reduced over the last several years. While we have already witnessed the subprime debacle, we believe these low standards will eventually have a meaningful negative impact on many more firms within the sector.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASMX	BBSMX	TSCSX
Transfer Agent ID	024	074	094
Net Assets	$455,609,256	$13,106,334	$99,825,294
NAV	$17.84	$15.55	$19.32
NAV — High†	12/5/2006 — $19.22	12/5/2006 — $17.08	12/5/2006 — $20.62
NAV — Low†	3/5/2007 — $16.59	3/5/2007 — $14.49	3/5/2007 — $17.95

Number of Holdings: 263	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	5.51%	10.69%	12.35%
with sales charge	(0.31%)	9.45%	11.72%

Class B1	1-Year	5 Years	10 Years

without sales charge	4.40%	9.56%	11.80%
with sales charge	0.70%	9.56%	11.80%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	6.07%	11.39%	10.94%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Small Cap Index Fund earned a total return of 7.91% as compared to the median return to its peer group, the Lipper Small Cap Core Funds category, of 8.23% . The Fund’s market benchmark, the S&P SmallCap 600 Index, earned a total return of 8.41% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P SmallCap 600 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Small-company stocks, as reflected in the S&P SmallCap 600 Index, achieved a solid return for the recent six-month period, but results were below that of mid-cap companies and moderately below that of large-cap companies. All small-cap segments provided positive returns for the reporting period, led by materials, energy, consumer staples, industrials, information technology, health care and utilities. Telecommunication services and consumer discretionary achieved positive returns, though less than that of the S&P SmallCap 600 Index, over the last six months. Financials was the only segment to post negative returns for the period.

For the beginning of the period through the middle of February, the market performed well. However, coming off one of the strongest quarterly performance periods we have seen in two years, it was not surprising to see the market’s decline in the middle of the first quarter. Contributing factors to greater volatility included concerns of declining economic growth, unwinding of the yen carry trade, and inflation. While year-end momentum kept January’s returns relatively strong, apprehension about the Chinese government’s intentions to squeeze some of the liquidity out of China’s red-hot market led to a mini-meltdown on a global basis at the end of February, when the S&P SmallCap 600 Index lost nearly 6% in the week of February 23. Additionally, disappointing news on durable goods orders, reports of the largest decline in home prices in 14 years, and escalating fears in the distressed subprime mortgage market contributed to the decline in stock prices. Despite the increase in geopolitical tensions and poor domestic economic news, many investors viewed the market declines as excessive and started bidding the market back up during the month of March. Aiding the market’s recovery was the Labor Department’s report of better-than-expected jobs

Top 10 Holdings
(% of Portfolio)

Manitowoc Company, Inc.	0.7%
Energen Corporation	0.7%
Varian Semiconductor Equipment
Associates, Inc.	0.6%
Cabot Oil & Gas Corporation	0.6%
Helix Energy Solutions Group, Inc.	0.6%
Trimble Navigation, Ltd.	0.6%
Chaparral Steel Company	0.6%
Southern Union Company	0.6%
Carpenter Technology Corporation	0.5%
UGI Corporation	0.5%

These common stocks represent 6.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

creation in February, and by April 30, the market had fully recovered from its February declines and posted strong performance for the six-month period.

What is your outlook?

We believe that returns across the equity categories will be more alike than has been the case over the last few years. The premium returns achieved in the small-cap segment over the last few years have narrowed the valuation gap that existed at the beginning of the decade. Additionally, moderating economic growth tends to have more of an impact in this group as many small-capitalization companies are more dependent on the domestic economy or strong cyclicality for robust growth. Additionally, financial risks are not insignificant in the broad markets as risk premiums are at levels that are historically low. Should that environment change, the small-cap segment would tend to be more exposed to widening risk spreads. We feel returns are likely to be positive but more in line with those available in the large-cap segment of the market.

Portfolio Facts
As of April 30, 2007

A Share
—————————
Ticker	AALSX
Transfer Agent ID	029
Net Assets	$48,683,472
NAV	$16.15
NAV — High†	12/5/2006 — $16.79
NAV — Low†	3/5/2007 — $14.96

Number of Holdings: 603	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	6.65%	10.45%	9.94%
with sales charge	0.77%	9.21%	9.03%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Mid Cap Growth Fund provided a total return of 11.51% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of 11.53% . The Fund’s market benchmark, the Russell MidCap Growth Index, earned a total return of 11.77% .

What factors affected the Fund’s performance?

The Fund performed in line with the Russell MidCap Growth Index for the period. Stock selection in the technology, tele-com services and industrial sectors were positive contributors to performance. In the technology sector, stocks in the application software sector, such as Adobe Systems and Nuance Communications, helped performance. Semiconductor names also performed relatively well during this period. In particular, the Fund’s holding in Intersil Corp. contributed positively to performance. Within the industrial sector, holdings of Precision Castparts Corporation, an aerospace and defense company, and Foster Wheeler, an engineering and construction company, helped boost overall returns.

The largest factor muting performance for the period was our underweighted position in the consumer discretionary area. These stocks performed very well despite several head-winds facing the consumer. Amazon, which we did not own, was a large holding in the benchmark that did particularly well, limiting our return versus the benchmark.

What is your outlook?

Although we continue to have an overweighted stance in the technology area, we have begun to pare back our exposure to high volatility companies as they meet price targets. We continue to focus on specific companies that have growth drivers that will be less affected by a potential slowdown in the economy or companies that trade at valuations that provide downside cushion should the economy continue to weaken. We continue to favor companies that will benefit from the increase in internet traffic and the resulting build-out of infrastructure that must take place to service that traffic. We also favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us. We are focusing on stocks that have either defensive characteristics or specific product cycles that will withstand a slowdown in the economy.

Top 10 Holdings
(% of Portfolio)

Precision Castparts Corporation	1.7%
NII Holdings, Inc.	1.4%
Praxair, Inc.	1.3%
Gen-Probe, Inc.	1.2%
Network Appliance, Inc.	1.2%
Cameron International Corporation	1.2%
Activision, Inc.	1.2%
Adobe Systems, Inc.	1.2%
Thermo Electron Corporation	1.1%
Peabody Energy Corporation	1.1%

These common stocks represent 12.6% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We are not as exposed to those segments of the market that are more cyclical in nature, with particular caution towards firms in or related to the home building and industrial equipment sectors. We continue to maintain an underweighted exposure to the consumer discretionary area as we see several headwinds affecting these stocks over the course of the summer and into the latter half of 2007. Our thoughts are that the housing market has yet to unwind the excesses of the last up cycle, while the industrial sectors appear to be quite fully valued given the increasing likelihood of a moderation in economic growth.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBMGX	LUGBX	LBMIX
Transfer Agent ID	058	358	458
Net Assets	$272,311,921	$21,761,737	$41,675,860
NAV	$16.78	$15.34	$18.04
NAV — High†	4/26/2007 — $17.07	12/6/2006 — $15.77	4/26/2007 — $18.35
NAV — Low†	1/5/2007 — $15.40	1/5/2007 — $14.13	1/5/2007 — $16.51

Number of Holdings: 180	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	5/30/1997

without sales charge	7.32%	8.25%	8.89%
with sales charge	1.41%	7.03%	8.27%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	6.18%	7.23%	7.61%
with sales charge	2.25%	7.23%	7.61%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	8.15%	9.21%	8.80%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell MidCap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Partner Mid Cap Value Fund earned a total return of 13.08% as compared to the median return of its peer group, the Lipper Mid Cap Value Funds category, of 12.82% . The Fund’s market benchmark, the Russell MidCap Value Index, earned a total return of 12.78% .

What factors affected the Fund’s performance?

Security selection and sector/industry allocations were equal factors in the Fund’s net performance versus its benchmark, with positive characteristics from particular portfolio segments being mitigated by softness in other portfolio components, resulting in a modest return premium versus portfolio objectives. A modest cash position (maintained for liquidity purposes) and portfolio repositioning had a moderating effect on returns as mid-cap stocks achieved quite attractive levels of performance versus cash returns. Holdings in the industrial segment of the portfolio limited returns as they did not keep pace with the stronger performance of the benchmark. Our holdings in the commercial services and industrial conglomerates industries did not advance as much as the broad index. Our holdings in American Standard performed well, as did our position in Cooper Industries, but these were not sufficient to mitigate softness in other segments. Seagate Technologies in the computer peripherals segment also declined modestly.

Health care was a particularly favorable sector in terms of performance. MedImmune Inc. in the biotechnology industry achieved excellent returns, as did our health care provider holdings in Apria Healthcare and Health Net Inc. Stock selection and the level of exposure in the utilities sector, which advanced strongly during this period, also contributed positively to the Fund’s returns. We maintained a significant overweighting in the electric utility industry, with particularly good returns achieved by our overweighted positions in Entergy Corp. and PPL Corp. Multiline utilities PG & E Corp. and CMS Energy Corp. also provided excellent six-month results. We did not have significant exposure to the independent power producers and that group performed well, but we had sufficient exposure to other market segments to mitigate that limitation.

Embarq Corp. in the telecommunications sector and SUPER-VALU Inc. in the retail food sector were also positive factors for the portfolio. Materials sector companies in the chemical and forest products industries performed well, with the former group lifted by the positive outlook for the agricultural cycle while MeadWestvaco, a paper and packaging company, benefited from dropping raw materials costs as lumber and wood prices fell with the slowdown in housing. Range Resources in the energy sector of the portfolio achieved excellent returns in the period.

Top 10 Holdings
(% of Portfolio)

Range Resources Corporation	3.9%
Entergy Corporation	3.7%
Williams Companies, Inc.	2.6%
Edison International, Inc.	2.4%
PG&E Corporation	2.4%
Ambac Financial Group, Inc.	2.3%
SUPERVALU, Inc.	2.3%
PPL Corporation	2.3%
KeyCorp	2.2%
EOG Resources, Inc.	2.1%

These common stocks represent 26.2% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Many of our best performing stocks in the period were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move through 2007, we will continue to seek similar opportunities, as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor.

	Portfolio Facts
	As of April 30, 2007

	A Share	Institutional Share
	—————————	—————————
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$10,744,421	$32,182,353
NAV	$13.12	$13.14
NAV — High†	4/25/2007 — $13.34	4/25/2007 — $13.35
NAV — Low†	11/3/2006 — $11.72	11/3/2006 — $11.76

Number of Holdings: 109	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

		From
		Inception
Class A1	1-Year	6/30/2005

without sales charge	18.49%	17.43%
with sales charge	11.95%	13.87%

		From
		Inception
Institutional Class[1]	1-Year	6/30/2005

Net Asset Value	18.90%	17.80%

1 Class A performance reflects the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell MidCap Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell MidCap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell MidCap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Mid Cap Stock Fund provided a return of 12.93% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of 11.86% . The Fund’s market benchmark, the Russell MidCap Index, earned a total return of 12.24% .

What factors affected the Fund’s performance?

The performance of the Mid Cap Core Fund was strong on both an absolute and relative basis for the six months ended April 30, 2007. Stock selection across the consumer discretionary and information technology sectors, combined with significant overweighting in the best performing sector, materials, paced the outperformance. The Fund’s largest position, Owens-Illinois Inc., performed particularly well for the quarter.

Investments in the industrial and health care sectors detracted from overall performance. The industrial shortfall was driven by airline AMR Corporation, which was hampered by stubbornly high oil prices. Health care performance was hurt by owning Sepracor and not owning MedImmune.

Potential government reimbursement cuts and a less-than-expected growth in the sleep drug market affected Sepracor. Medimmune was acquired by AstraZeneca during the period for a significant premium.

What is your outlook?

The Fund remains underweighted in cyclical industries. Policymakers continue to narrow the output gap and slow the economy to bring inflation down to their long-term target, and that environment is not favorable to cyclical industries. Industrials and energy are the Fund’s largest underweighted sectors. Recent capacity additions and slowing global growth will result in lower demand for industrial equipment. The energy sector continues to significantly increase capital expenditures, and excess production capacity is now approaching 4 million barrels per day. These factors should result in lower oil and natural gas prices, and in turn lower energy stock prices. The underweighted positions in the industrial and energy sectors are offset by the Fund’s overweighted positions in the consumer staples, materials and information technology sectors. The materials position is concentrated in packaging, a non-cyclical industry that is

Top 10 Holdings
(% of Portfolio)

Owens-Illinois, Inc.	3.4%
Newell Rubbermaid, Inc.	3.1%
Crown Holdings, Inc.	2.9%
Clorox Company	2.7%
Bemis Company, Inc.	2.5%
Ball Corporation	2.4%
Lubrizol Corporation	2.3%
Silgan Holdings, Inc.	2.3%
PMI Group, Inc.	2.1%
CMS Energy Corporation	2.1%

These common stocks represent 25.8% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

generating significant free cash flow and possesses attractive valuations. Consumer staple companies historically exhibit stable growth and should perform well in a slowing economic environment. Finally, the Fund maintains significant exposure to the technology sector, focusing on infrastructure investments. As the traditional telephone companies attempt to take video market share from the cable industry, Google and Microsoft continue building data centers, and software-as-a-service expands, information technology capital expenditures will increase significantly.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AASCX	BBSCX	TMSIX
Transfer Agent ID	021	083	051
Net Assets	$1,031,051,418	$16,015,199	$159,297,080
NAV	$17.57	$14.99	$18.66
NAV — High†	12/5/2006 — $19.42	12/5/2006 — $17.08	12/5/2006 — $20.46
NAV — Low†	12/22/2006 — $16.05	12/22/2006 — $13.73	1/5/2007 — $17.07

Number of Holdings: 148	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	12.93%	12.32%	10.98%
with sales charge	6.73%	11.05%	10.35%

Class B1	1-Year	5 Years	10 Years

without sales charge	11.68%	11.06%	10.35%
with sales charge	8.04%	11.06%	10.35%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	13.46%	12.92%	9.98%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index, the Russell MidCap Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Russell MidCap Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Russell MidCap Index serves as a better reflection of the Fund’s current strategy than does the S&P MidCap 400 Index.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Mid Cap Index Fund earned a total return of 11.52% as compared to the median return to its peer group, the Lipper Mid Cap Core Funds category, of 11.86% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 11.97% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Mid-company stocks strongly outperformed large- and small-cap stocks for the period. All mid-cap segments provided positive returns for the reporting period, led by materials, consumer staples, energy, industrials and utilities. Information technology, telecommunication services, consumer discretionary, health care and financials achieved positive returns, though less than that of the S&P MidCap 400 Index over the last six months.

For the beginning of the period through the middle of February, the market performed well. However, coming off one of the strongest quarterly performance periods we have seen in two years, it was not surprising to see the markets decline in the middle of the first quarter. Contributing factors to greater volatility included concerns of declining economic growth, unwinding of the yen carry trade, and inflation. While year-end momentum kept January’s returns relatively strong, apprehension about the Chinese government’s intentions to squeeze some of the liquidity out of China’s red-hot market led to a mini-meltdown on a global basis at the end of February, when the S&P MidCap 400 Index lost more than 5% in the week of February 23. Additionally, disappointing news on durable goods orders, reports of the largest decline in home prices in 14 years, and escalating fears in the distressed subprime mortgage market contributed to the decline in stock prices. Despite the increase in geopolitical tensions and poor domestic economic news, many investors viewed the market declines as excessive and started bidding the market back up during the month of March. Aiding the market’s recovery was the Labor Department’s report of better-than-expected jobs creation in February, and by April 30, the market had fully recovered from its February declines and posted strong performance for the six-month period.

Top 10 Holdings
(% of Portfolio)

Precision Castparts Corporation	1.2%
Noble Energy, Inc.	0.8%
MEMC Electronic Materials, Inc.	0.8%
Expeditors International of Washington, Inc.	0.7%
Microchip Technology, Inc.	0.7%
Lam Research Corporation	0.6%
Cameron International Corporation	0.6%
Southwestern Energy Company	0.6%
Manpower, Inc.	0.6%
Harris Corporation	0.6%

These common stocks represent 7.2% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Mid-capitalization stocks have experienced strong performance over the last few reporting periods as this group tends to have greater exposure to those segments of the market and companies that are more levered to strong industrial spending, specialty retail and higher commodity prices. Merger and acquisition activity is often a catalyst in this segment as well. While the outlook for equities remains favorable, a period of slower economic growth in the United States is likely to cause earnings to grow at a slower rate and may expose certain excesses that have built up in the current cycle. We expect mid-cap stock returns to be more closely in alignment with the broad markets going forward, as the premium returns achieved over the last few years have narrowed the valuation disparities that were evident in the early part of the current economic cycle.

Portfolio Facts
As of April 30, 2007

A Share
—————————
Ticker	AAMIX
Transfer Agent ID	030
Net Assets	$63,863,023
NAV	$15.29
NAV — High†	4/26/2007 — $15.58
NAV — Low†	1/5/2007 — $13.99

Number of Holdings: 401	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	9.25%	10.38%	8.69%
with sales charge	3.24%	9.15%	7.80%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Mid Cap Index Fund-I earned a total return of 11.71% as compared to the median return to its peer group, the Lipper Mid Cap Core Funds category, of 11.86% . The Fund’s market benchmark, the S&P MidCap 400 Index, earned a total return of 11.97% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Mid-company stocks strongly outperformed large- and small-cap stocks for the period. All mid-cap segments provided positive returns for the reporting period, led by materials, consumer staples, energy, industrials and utilities. Information technology, telecommunication services, consumer discretionary, health care and financials achieved positive returns, though less than that of the S&P MidCap 400 Index, over the last six months.

For the beginning of the period through the middle of February, the market performed well. However, coming off one of the strongest quarterly performance periods we have seen in two years, it was not surprising to see the market’s decline in the middle of the first quarter. Contributing factors to greater volatility included concerns of declining economic growth, unwinding of the yen carry trade, and inflation. While year-end momentum kept January’s returns relatively strong, apprehension about the Chinese government’s intentions to squeeze some of the liquidity out of China’s red-hot market led to a mini-meltdown on a global basis at the end of February, when the S&P MidCap 400 Index lost more than 5% in the week of February 23. Additionally, disappointing news on durable goods orders, reports of the largest decline in home prices in 14 years, and escalating fears in the distressed subprime mortgage market contributed to the decline in stock prices. Despite the increase in geopolitical tensions and poor domestic economic news, many investors viewed the market declines as excessive and started bidding the market back up during the month of March. Aiding the market’s recovery was the Labor Department’s report of better-than-expected jobs creation in February, and by April 30, the market had fully recovered from its February declines and posted strong performance for the six-month period.

Top 10 Holdings
(% of Portfolio)

Precision Castparts Corporation	1.2%
Noble Energy, Inc.	0.8%
MEMC Electronic Materials, Inc.	0.8%
Expeditors International of Washington, Inc.	0.7%
Microchip Technology, Inc.	0.7%
Cameron International Corporation	0.6%
Lam Research Corporation	0.6%
Macerich Company	0.6%
Martin Marietta Materials, Inc.	0.6%
Southwestern Energy Company	0.6%

These common stocks represent 7.2% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Mid-capitalization stocks have experienced strong performance over the last few reporting periods, as this group tends to have greater exposure to those segments of the market and companies that are more levered to strong industrial spending, specialty retail and higher commodity prices. Merger and acquisition activity is often a catalyst in this segment as well. While the outlook for equities remains favorable, a period of slower economic growth in the United States is likely to cause earnings to grow at a slower rate and may expose certain excesses that have built up in the current cycle. We expect mid-cap stock returns to be more closely aligned with the broad markets going forward, as the premium returns achieved over the last few years have narrowed the valuation disparities that were evident in the early part of the current economic cycle.

Portfolio Facts
As of April 30, 2007

Institutional Share
—————————
Ticker	AALMX
Transfer Agent ID	097
Net Assets	$22,017,058
NAV	$14.69
NAV — High†	4/26/2007 — $14.96
NAV — Low†	1/5/2007 — $13.43

Number of Holdings: 401	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	9.75%	10.85%	10.33%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Partner International Stock Fund earned a return of 13.36% as compared to the median return of its peer group, the Lipper International Large Cap Core Funds category, of 14.19% . The Fund’s market benchmark, the MSCI EAFE Index, earned a total return of 15.68% .

What factors affected the Fund’s performance?

An overweighting in Japanese stocks and stock selection within that country were key factors in the modest underperformance of the Fund versus its benchmark. A moderate cash position for both liquidity and transaction purposes was also a component, as the foreign equity markets provided returns meaningfully in excess of cash and the benchmark does not maintain a position for liquidity. Mitigating the Japanese position were meaningful exposures in Germany and the Netherlands, which had stronger markets and currencies versus Japan and the United States, and an overweighted position in other markets of Southeast Asia such as Singapore, which performed well. Stock selection in the industrial sector favorably affected results but was mitigated by less robust returns to our holdings in the materials sector. Healthcare continued to provide disappointing returns versus the overall index and our modestly better-than-market exposure limited our results. Our moderate exposure to the information technology sector, which failed to keep up with the broad market, helped returns in the Fund. Disappointing stock selection and moderate exposure to utilities, which achieved strong results, were a limiting factor for the Fund. We achieved better-than-benchmark results in the consumer staples sector, with strong returns by some of our European-based global company holdings such as Nestle. Particular holdings in the consumer discretionary component of the portfolio, such as Carrefour, also performed well. Some of the advance, particularly in European holdings, is being driven by both the reality and prospect of increased merger and acquisition activity stimulated by the more aggressive positioning of hedge fund assets abroad.

What is your outlook?

Global growth is expected to outpace U.S. growth as the impact of systematic interest rate increases, coupled with high energy prices, appears to be finally having the desired effect of slowing demand and hopefully moderating inflation risks in the United States. European growth has accelerated after

Top 10 Countries
(% of Portfolio)

United Kingdom	21.1%
Japan	17.2%
Germany	9.8%
Switzerland	8.1%
France	7.0%
Italy	5.3%
Spain	4.5%
Australia	4.5%
Netherlands	4.3%
Singapore	3.3%

These common stocks represent 85.1% of the total
investment portfolio.

*International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

** Principal Global Investors, LLC replaced T. Rowe Price International, Inc. as one of the Fund’s subadvisers as of February 28, 2007.

years of stagnating and the emerging economies are benefiting from higher commodity prices, high capital investment and robust demand related to transition from controlled to more demand-driven economic systems. While inflation risks are also evident in other economic systems, policymakers appear sensitive to the issue and are taking measured steps to mitigate its influence.

Rapid per capita growth in the emerging East and economic rationalization in the West appear to offer the convergence of events that have lifted the opportunity for global growth, but bring with them the prospect of policy errors, particularly within the framework of higher degrees of leverage within the financial system. Asset flows, both in terms of capital and financial investment, have been extraordinary over the last few years; thus, some degree of thoughtfulness may be warranted to preclude the risk of overextension.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAITX	BBITX	TISFX
Transfer Agent ID	023	084	093
Net Assets	$365,382,168	$12,699,713	$296,276,033
NAV	$14.52	$14.02	$14.77
NAV — High†	4/20/2007 — $14.73	4/20/2007 — $14.23	4/20/2007 — $14.98
NAV — Low†	11/1/2006 — $12.91	11/1/2006 — $12.41	11/1/2006 — $13.16

Number of Holdings: 262	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	14.96%	11.80%	5.94%
with sales charge	8.66%	10.54%	5.35%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	13.71%	10.73%	5.58%
with sales charge	9.71%	10.73%	5.58%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	15.68%	12.74%	6.75%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Large Cap Growth Fund earned a total return of 8.35% as compared to the median return to its peer group, the Lipper Large Cap Growth category, of 7.24% . The Fund’s market benchmark, the Russell 1000 Growth Index, earned a total return of 8.42% .

What factors affected the Fund’s performance?

Large-cap growth stocks posted positive returns which compared favorably to small stock indexes while still trailing mid-cap stock performance. Performance within the various sectors was less volatile, highlighted by better absolute performance in the technology and health care sectors, which have lagged behind the more cyclical, value-oriented sectors in the past several quarters.

Looking at sector-based analysis, numerous sectors provided relative outperformance versus the benchmark, including the energy, financial, technology, telecommunication services and health care sectors. Both our sector overweightings and stock selection contributed to our outperformance in energy, highlighted by our ownership of Schlumberger and Diamond Offshore. Within the financial services sector, our performance within the investment banking subsector contributed the most to performance, particularly our ownership of stocks such as Goldman Sachs. Selection effect drove outperformance in the health care sector, with overweighted positions in Gilead and Medco. Both allocation and security selection equally contributed to performance in telecommunications services, where our bullish stance on emerging wireless markets was rewarded with positions in America Movil and NII Holdings. The technology sector saw excellent security selection in several subsectors, with Apple and Qualcomm the most notable contributors.

The two sectors detracting the most from performance for the six-month period were consumer discretionary and utilities. In consumer discretionary, selection effect provided a negative contribution across several subsectors. Ownership of names such as Sirius Satellite, DR Horton and Starbucks, coupled with a strong performance in Amazon, a stock which we did not own, were the primary reasons for our relative return. We owned no companies in the utilities sector, which is our traditional stance as we look towards more growth-heavy industries; however, this sector saw well above average returns for the period and therefore hurt our relative performance.

Top 10 Holdings
(% of Portfolio)

Cisco Systems, Inc.	3.0%
Google, Inc.	2.9%
General Electric Company	2.3%
Microsoft Corporation	2.2%
Apple Computer, Inc.	2.2%
Goldman Sachs Group, Inc.	2.2%
QUALCOMM, Inc.	1.9%
Procter & Gamble Company	1.6%
Gilead Sciences, Inc.	1.6%
Schlumberger, Ltd.	1.4%

These common stocks represent 21.3% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies may provide relative outperformance for this asset class in the coming year. We will keep a close watch on potential inflationary pressures such as energy costs and the actions of the Federal Reserve with regard to further interest rate changes. A large influx of private equity into the market via leveraged buyouts as well as merger and acquisition activity shows the intrinsic value of equities and will help buoy the market. Currently, we continue to maintain a sizeable overweighted position in several subsectors that have driven our performance, including investment banks/brokers, emerging market telecommunication companies and biotechnology. With concerns regarding a slowing economy, we are underweighted in the consumer discretionary sector, highlighted by underexposure in household durables, autos and apparel related companies.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAAGX	BBAGX	THLCX
Transfer Agent ID	027	077	060
Net Assets	$139,288,131	$10,065,450	$307,905,979
NAV	$5.75	$5.36	$6.10
NAV — High†	4/26/2007 — $5.83	4/26/2007 — $5.43	4/26/2007 — $6.18
NAV — Low†	11/2/2006 — $5.25	11/2/2006 — $4.91	11/2/2006 — $5.59

Number of Holdings: 175	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	9.38%	5.60%	(1.74%)
with sales charge	3.29%	4.42%	(2.48%)

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	8.28%	4.59%	(2.28%)
with sales charge	4.28%	4.59%	(2.28%)

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	10.03%	6.59%	(0.82%)

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell 1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Large Cap Value Fund earned a return of 9.26% as compared to the median return to its peer group, the Lipper Large Cap Value category, of 9.07% . The Fund’s market benchmark, the Russell 1000 Value Index, earned a total return of 9.79% .

What factors affected the Fund’s performance?

Positive factors affecting Fund performance included both stock selection and segment allocation to the financial sector. The benchmark index has over a third of its assets in the group and they generally underperformed the average stock within the value category this period. We did not allocate as much of the portfolio’s assets to finance and this was a positive performance factor. Additionally, not owning a number of regional banks and an underweighted position in Bank of America, all of which declined in value during the period, added to relative performance. Investor concerns related to the effects of weakness in certain mortgage segments appear to be weighing on the group. Within the industrial sector, the Fund’s exposure to both the rail and airline industry aided results, as both groups benefited from continued robust demand for their services and an improved pricing environment. In consumer staples, Estee Lauder achieved excellent returns and lifted overall results within that category.

Areas that hurt performance included a small cash position and stock selection in the materials sector. In materials, the lack of ownership of any shares in steel or copper companies hurt performance as these areas of the market advanced significantly. Utilities also provided attractive returns and, while we had some exposure to the group, we did not have as significant a position as the benchmark, which limited our results. Within information technology, disappointing results for Motorola and good returns from Nokia counterbalanced each other.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.6%
J.P. Morgan Chase & Company	3.2%
Citigroup, Inc.	2.7%
AT&T, Inc.	2.6%
Pfizer, Inc.	2.3%
Bank of America Corporation	2.2%
American International Group, Inc.	2.1%
Verizon Communications, Inc.	1.8%
Altria Group, Inc.	1.8%
General Electric Company	1.7%

These common stocks represent 24.0% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The February sell-off in the market offered the opportunity to add to existing positions in market-sensitive financials, including Merrill Lynch and State Street custody banking. The largest overweighted sectors include industrials and technology, while utilities and energy are the largest underweighted sectors. Sector weightings reflect the residual of bottom-up stock selection work rather than a call on the economy. We remain focused on the shares of quality companies that offer attractive valuations and improving operating performance in excess of consensus expectations.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAUTX	BBEIX	TLVIX
Transfer Agent ID	022	072	092
Net Assets	$345,441,249	$12,229,792	$233,822,033
NAV	$17.23	$17.01	$17.33
NAV — High†	12/14/2006 — $17.47	4/25/2007 — $17.17	12/14/2006 — $17.61
NAV — Low†	3/5/2007 — $15.95	3/5/2007 — $15.77	3/5/2007 — $16.03

Number of Holdings: 129	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

without sales charge	15.14%	8.30%	4.79%
with sales charge	8.81%	7.09%	4.00%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

without sales charge	13.82%	7.24%	4.24%
with sales charge	9.82%	7.24%	4.24%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	15.71%	9.05%	5.52%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ending April 30, 2007?

Thrivent Large Cap Stock Fund earned a total return of 7.08% as compared to the median return to its peer group, the Lipper Large Cap Core category, of 8.17% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 8.60% .

What factors affected the Fund’s performance?

The Fund outperformed in several key areas, including consumer staples, health care and consumer discretionary. In the consumer staples group, Safeway and Kroger had strong earnings growth as they appeared to take share from Wal-Mart and improve profitability through store enhancement programs. In health care, drug distributors McKesson and AmerisourceBergen did well due to surprisingly strong fourth quarter earnings reports that reflected the profitability of recently introduced generic drugs. Health care services stocks also did well, with Medco Health recovering from a series of concerns about generic drug pricing that had weighed on the stock. This same factor, as well as a takeover by CVS Corp., also helped Caremark. In the consumer discretionary area, Dollar General advanced upon the announcement of accepting an acquisition proposal from a private equity firm.

In the financials group, underweighting and stock selection in regional banks and underweighting in mortgage finance companies were positives.

While there were several areas of underperformance, a moderate cash position had the largest negative impact on performance versus the benchmark as an index requires no liquidity. Other underperforming areas included materials, where an underweighting in metals stocks, particularly steel companies, which experienced improved productivity and a strong global demand, hurt overall return; industrials, which were negatively affected by stock selection in machinery and commercial services and supplies industries; and utilities, which performed strongly but were underrepresented.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.6%
Citigroup, Inc.	1.9%
Bank of America Corporation	1.8%
Microsoft Corporation	1.8%
General Electric Company	1.7%
International Business Machines Corporation	1.6%
American International Group, Inc.	1.6%
Johnson & Johnson	1.5%
QUALCOMM, Inc.	1.5%
Abbott Laboratories	1.4%

These common stocks represent 18.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Large-capitalization stocks are selling at low valuations when compared to most equity asset classes. Additionally, while slower economic growth affects corporate profits, it will likely have a more significant effect on mid- and small-cap companies. Large-capitalization stocks also tend to have a greater presence overseas and should benefit from the stronger growth in foreign economies that is occurring now. This group also should benefit from an improved competitive global position as the strength of foreign currencies compared to the dollar has made our goods and services attractive versus other economies and currencies, particularly European economies and currencies. Finally, there remain uncertainties related to geopolitical issues, low risk premiums and high financial leverage. The large-capitalization segment would be relatively well positioned to weather most unexpected events due to its financial strength and diversity of business.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AALGX	BBLGX	IILGX
Transfer Agent ID	017	067	090
Net Assets	$3,039,519,843	$55,418,294	$303,010,266
NAV	$29.10	$26.88	$29.28
NAV — High†	12/15/2006 — $29.57	12/15/2006 — $27.25	12/15/2006 — $29.82
NAV — Low†	6/13/2005 — $25.72	6/13/2005 — $23.81	6/13/2005 — $25.88

Number of Holdings: 176	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	11.32%	5.45%	7.67%
with sales charge	5.20%	4.26%	7.06%

Class B1	1-Year	5 Years	10 Years

without sales charge	10.34%	4.39%	7.13%
with sales charge	6.34%	4.39%	7.13%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	11.81%	5.94%	6.19%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Large Cap Index Fund earned a total return of 8.26% as compared to the median return to its peer group, the Lipper S&P 500 Index Objective Funds category, of 8.34% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 8.60% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Large company stocks underperformed mid-cap stocks but modestly outperformed small-cap stocks over the reporting period. All large-cap segments provided positive returns for the reporting period. Utilities, materials, energy and telecommunication services provided strong double digit returns, while consumer staples, information technology, financials and consumer discretionary sectors achieved positive returns, though less than that of the S&P 500 Index, over the six-month period.

From the beginning of the period through the middle of February, the market performed well. However, coming off one of the strongest quarterly performance periods we have seen in two years, it was not surprising to see the market’s decline in the middle of the first quarter. Contributing factors to greater volatility included concerns of declining economic growth, unwinding of the yen carry trade, and inflation. While year-end momentum kept January’s returns relatively strong, apprehension about the Chinese government’s intentions to squeeze some of the liquidity out of China’s red-hot market led to a mini-meltdown on a global basis at the end of February, when the S&P 500 Index lost more than 4% in the week of February 23. Additionally, disappointing news on durable goods orders, reports of the largest decline in home prices in 14 years, and escalating fears in the distressed sub-prime mortgage market contributed to the decline in stock prices. Despite the increase in geopolitical tensions and poor domestic economic news, many investors viewed the market declines as excessive and started bidding the market back up during the month of March. Aiding the market’s recovery was the Labor Department’s report of better-than-expected jobs creation in February, and by April 30 the market had fully recovered from its February declines and posted strong performance for the six-month period.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.4%
General Electric Company	2.9%
Citigroup, Inc.	2.0%
Microsoft Corporation	1.9%
AT&T, Inc.	1.8%
Bank of America Corporation	1.7%
Procter & Gamble Company	1.5%
Pfizer, Inc.	1.4%
Johnson & Johnson	1.4%
J.P. Morgan Chase & Company	1.4%

These common stocks represent 19.4% of the total
investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Valuation metrics currently suggest that large-capitalization stocks are attractively priced versus other equity segments. In addition to relatively low valuations, this group would derive more benefit from ongoing robust global GDP growth when compared to U.S. economic growth as exports and overseas operations make up a more significant component of sales. Low valuation of the dollar versus the euro and the pound is an additional factor that makes U.S. goods and services attractive versus our global trading competitors. We expect the economy to weather the current slowdown in domestic growth, but not without some risk of policy error or unexpected event. Thus, we have a bias towards the higher-quality segments of the equity markets. This type of environment is generally favorable for the types of stocks in this Fund.

Portfolio Facts
As of April 30, 2007

A Share
—————————
Ticker	AALCX
Transfer Agent ID	031
Net Assets	$95,498,567
NAV	$10.17
NAV — High†	4/25/2007 — $10.26
NAV — Low†	3/5/2007 — $9.42

Number of Holdings: 503	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	7/1/2000

without sales charge	14.51%	7.97%	1.05%
with sales charge	8.26%	6.75%	0.22%

1 Class A performance reflects the maximum sales charge of 5.5% .

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Large Cap Index Fund-I earned a total return of 8.38% as compared to the median return to its peer group, the Lipper S&P 500 Index Objective Funds category, of 8.34% . The Fund’s market benchmark, the S&P 500 Index, earned a total return of 8.60% .

What factors affected the Fund’s performance?

The Fund’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the fund itself can largely be attributed to expenses and minor differences in fund composition related to cash flow investing.

Large company stocks underperformed mid-cap stocks but modestly outperformed small-cap stocks over the reporting period. All large-cap segments provided positive returns for the reporting period. Utilities, materials, energy and telecommunication services provided strong double digit returns, while consumer staples, information technology, financials and consumer discretionary sectors achieved positive returns, though less than that of the S&P 500 Index over the six-month period.

From the beginning of the period through the middle of February, the market performed well. However, coming off one of the strongest quarterly performance periods we have seen in two years, it was not surprising to see the market’s decline in the middle of the first quarter. Contributing factors to greater volatility included concerns of declining economic growth, unwinding of the yen carry trade, and inflation. While year-end momentum kept January’s returns relatively strong, apprehension about the Chinese government’s intentions to squeeze some of the liquidity out of China’s red-hot market led to a mini-meltdown on a global basis at the end of February, when the S&P 500 Index lost more than 4% in the week of February 23. Additionally, disappointing news on durable goods orders, reports of the largest decline in home prices in 14 years, and escalating fears in the distressed sub-prime mortgage market contributed to the decline in stock prices. Despite the increase in geopolitical tensions and poor domestic economic news, many investors viewed the market declines as excessive and started bidding the market back up during the month of March. Aiding the market’s recovery was the Labor Department’s report of better-than-expected jobs creation in February, and by April 30 the market had fully recovered from its February declines and posted strong performance for the six-month period.

Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation	3.4%
General Electric Company	2.9%
Citigroup, Inc.	2.0%
Microsoft Corporation	1.9%
AT&T, Inc.	1.8%
Bank of America Corporation	1.7%
Procter & Gamble Company	1.5%
Pfizer, Inc.	1.4%
Johnson & Johnson	1.4%
American International Group, Inc.	1.4%

These common stocks represent 19.4% of the total
investment portfolio.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Valuation metrics currently suggest that large-capitalization stocks are attractively priced versus other equity segments. In addition to relatively low valuations, this group would derive more benefit from ongoing robust global GDP growth when compared to U.S. economic growth, as exports and overseas operations make up a more significant component of sales. Low valuation of the dollar versus the euro and thepound is an additional factor that makes U.S. goods and services attractive versus our global trading competitors. We expect the economy to weather the current slowdown in domestic growth, but not without some risk of policy error or unexpected event. Thus, we have a bias towards the higher-quality segments of the equity markets. This type of environment is generally favorable for the types of stocks in this Fund.

Portfolio Facts
As of April 30, 2007

Institutional Share
—————————
Ticker	IILCX
Transfer Agent ID	096
Net Assets	$35,282,075
NAV	$10.11
NAV — High†	4/25/2007 — $10.20
NAV — Low†	3/5/2007 — $9.36

Number of Holdings: 503	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/31/1999

Net Asset Value	14.81%	8.10%	1.39%

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Balanced Fund earned a total return of 6.40% during the period. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Lehman Brothers Aggregate Bond Index, returned 8.91% and 2.63%, respectively.

What factors affected the Fund’s performance?

In the equities portfolio, strong security selection within the technology and energy sectors was mitigated by poor positioning in consumer services, specialty retailing, metals and mining, and regional banks. A significant presence in Apple Computer and software provider Hyperion Solutions aided results and was complemented by underweighted positions in poor-performing software bellwethers Oracle and Microsoft to generate solid returns from the technology sector. Likewise, our emphasis on oil and gas drillers such as Kodiak and Range Resources within the energy sector proved timely, as did our exposure to refiner Valero Energy.

Our emphasis on specialty and regional banks such as Century Financial, Countrywide, and Nexity rather than larger, more diversified money center banks proved inappropriate for an inverted yield curve environment marked by tighter lending spreads. Poor allocation within the materials sector also detracted from performance. In particular, our emphasis on packaging over metals and mining left us underexposed to a group that benefited from not only strong global demand, but merger and consolidation activity as well. In commercial services, we missed a strong rebound in the education services names, while an overweighted position in tax services supplier Jackson-Hewitt underperformed. Finally, overweighted positions in specialty retailers Children’s Place and Coldwater Creek limited our six-month performance.

Helping the Fund’s fixed-income portfolio performance was its allocation to Treasury Inflation Protected Securities (TIPS), which outperformed many other types of bonds due to concerns about rising inflation. The Fund’s investment in energy sector bonds also helped enhance its return, as did its position in mortgage-backed securities.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6.5%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.0%
U.S. Treasury Notes	2.1%
Exxon Mobil Corporation	1.8%
Citigroup, Inc.	1.2%
Apple Computer, Inc.	1.1%
Bank of America Corporation	1.1%
Cisco Systems, Inc.	0.9%
U.S. Treasury Notes, TIPS	0.9%
U.S. Treasury Notes	0.8%

These common stocks and long-term fixed income
securities represent 20.4% of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

One factor that hurt our fixed-income performance was our lower allocation to bond maturities 10 years and less. While long Treasury rates rose during the period, interest rates on Treasuries shorter than 10 years in maturity declined. This generated positive price performance. Another negative factor was that we were cautious on high-yield bonds, as we felt that prices had become richly valued. However, lower-quality high-yield bonds continued to be strong performers.

What is your outlook?

We expect economic growth to continue at a slower pace, but we don’t foresee a recession. With a solid economic foundation still in place, stocks could continue to provide gains. However, investors should expect market volatility along the way.

The bond market is anticipating that the Federal Reserve will leave the sidelines and begin reducing short-term interest rates by September or October 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to move that quickly and we think rate cutting won’t commence until late this year or even 2008.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AABFX	BBBFX	IBBFX
Transfer Agent ID	026	085	056
Net Assets	$243,153,628	$8,506,150	$85,964,546
NAV	$13.02	$12.97	$13.01
NAV — High†	12/5/2006 — $13.30	12/5/2006 — $13.23	12/5/2006 — $13.29
NAV — Low†	3/5/2007 — $12.37	3/5/2007 — $12.30	3/5/2007 — $12.36

Number of Holdings: 460	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception

Class A1	1-Year	5 Years	12/29/1997

without sales charge	9.28%	6.15%	5.95%
with sales charge	3.27%	4.96%	5.31%

			From
			Inception
Class B1	1-Year	5 Years	12/29/1997

without sales charge	8.21%	5.18%	5.44%
with sales charge	4.21%	5.18%	5.44%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	9.80%	6.66%	6.37%

1 Class A performance reflects the maximum sales charge of 5.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P Supercomposite 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent High Yield Fund returned 6.67% during the period, slightly outpacing the median return of 6.56% for its Lipper U.S. High Current Yield Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, posted a return of 6.88% .

What factors affected the Fund’s performance?

Our underweighting of higher-risk, lower-quality securities generally detracted from the Fund’s performance during the period. Continued economic growth, a sustained appetite for risk among investors, and low default rates helped fuel investors’ quest for yield, thereby propelling the lowest-quality high-yield bonds to outperform. As such, our underweighted position in the lowest-rated high-yield credits (CCC-rated and distressed/defaulted credits) held back the Fund’s returns relative to the index. Although the Fund underperformed its peers when lower-quality securities rallied the market, it outperformed them when riskier securities led the market lower, resulting in our slight return margin over our Lipper peer group during the six months.

Other factors detracting from our performance included our underweighted position in auto-related bonds, which outperformed during the six-month period, and our overweighted stance in the home building sector, which was hit hard by the nation’s housing market decline. Our home construction industry bonds were generally of a higher quality, but unfortunately they were affected more than lower-quality names by the housing slump.

Positive contributors to performance included our overweighted positions in the metals and mining, retail, and cable and media sectors. Our credit selection within each of these industries helped the Fund’s holdings outperform each sector’s average return during the period. Some of the securities that boosted our performance include FMG Mining, Freeport-McMoRan, Burlington Coat Factory, and Charter Cable.

Also benefiting the performance of the high-yield sector overall during the period was an increase in leveraged buyouts. Unlike investment grade bonds, many high-yield bonds have covenants that protect the bondholder and which caused numerous bonds to be taken out at large premiums.

Top 10 Holdings by Issuer
(% of Portfolio)

R.H. Donnelley Corporation	1.9%
Dow Jones CDX North America
High Yield Index	1.8%
Ford Motor Credit Company	1.7%
Qwest Corporation	1.5%
Williams Companies, Inc.	1.4%
International Telecom Satellite	1.3%
General Motors Acceptance Corporation	1.3%
NRG Energy, Inc.	1.3%
Lyondell Chemical Company	1.2%
HCA, Inc.	1.2%

These long-term fixed income securities represent 14.6% of
the total investment portfolio.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

 Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

The lists of Major Market Sectors and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Our outlook for high-yield bonds is generally positive, given our expectations for a mild slowdown in U.S. economic growth, as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. The combination of steady but slower growth, continued global liquidity (plenty of cash available for investment), and low default rates should enable high-yield bonds to continue providing a favorable total return.

Having said that, the high-yield market’s rich valuations and historically thin yield margins over Treasury bonds make us cautious, as a moderate correction could occur. Also, the amount of leverage used in leveraged buyouts has increased significantly, and that could pose problems for the market several years from now. All in all, we are convinced that the Fund’s current composition and structure position it well for the macro environment we expect over the months ahead.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBHYX	LUHBX	LBHIX
Transfer Agent ID	073	373	473
Net Assets	$528,754,987	$13,078,105	$112,776,814
NAV	$5.22	$5.22	$5.23
NAV — High†	2/26/2007 — $5.23	2/26/2007 — $5.23	2/26/2007 — $5.23
NAV — Low†	11/1/2006 — $5.09	11/1/2006 — $5.09	11/1/2006 — $5.09
Number of Holdings: 247	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	11.35%	8.55%	4.24%
with sales charge	6.30%	7.57%	3.76%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	10.39%	7.67%	2.73%
with sales charge	6.39%	7.67%	2.73%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	12.03%	9.04%	3.52%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Municipal Bond Fund produced a 1.22% return. The Fund’s peer group, as represented by the Lipper General Municipal Debt Funds category, reported a median return of 1.32% . The Fund’s market benchmark, the Lehman Brothers Municipal Bond Index, returned 1.59% .

What factors affected the Fund’s performance?

Municipal bond yields and prices moved very little during the period, with the market unsure whether the Federal Reserve would focus on a slowing economy or growing inflation — or whether policymakers would stay on the sidelines or begin easing interest rates. With bond prices relatively stable, much of the Fund’s return came from coupon payments.

The Fund’s returns fell slightly short of the Lipper peer group and Lehman Brothers Municipal Bond Index due to a few factors. First, our results were hindered by the Fund’s lower weighting in high-yield municipal bonds, the top performing segment during the period. The Fund had limited exposure to high yield, whereas some members of its peer group had a considerable percentage of their portfolios in this segment. Second, we held onto the Fund’s five- and 10-year bonds, believing they would outperform longer maturities. Rates at the long end barely moved, while those of intermediate-term bonds rose a bit, pushing prices down somewhat. Our holdings of zero-coupon and non-callable bonds in the intermediate maturity range were particularly affected by this. Finally, we kept the Fund’s weighting in bonds subject to the alternative minimum tax (AMT) below 5%. While we believed our investors would appreciate the lower AMT exposure at tax time, this decision hurt our relative results, as these bonds offered higher yields.

On the positive side, several of our moves helped offset most of the negative factors. Our Fund had a larger weighting in hospital bonds, an area that performed well. We found compelling values in three different Aa-rated hospital issues, buying the bonds when hospital securities were favorably priced. We also benefited from our positions in bonds backed by the tobacco settlement and in bonds that were pre-refunded during the period.

Top 10
States
(% of Portfolio)

California	10.2%
Illinois	9.4%
New York	9.3%
Texas	8.8%
Colorado	5.7%
Washington	5.0%
Minnesota	3.6%
Massachusetts	3.5%
Georgia	3.1%
Michigan	2.7%

These long-term fixed
income securities
represent 61.3% of the
total investment portfolio.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.

The list of Top 10 States excludes short-term investments.

What is your outlook?

We expect economic growth to continue at a slower pace through the rest of 2007, but we don’t think a recession is likely. Although economic growth is slowing and the housing market is a concern, we don’t think that the Federal Reserve will begin easing interest rates until late this year or sometime in 2008. Inflation measures remain above the Fed’s comfort zone and inflation risks are to the upside, particularly as conditions in the U.S. labor markets are tight and commodity prices are high.

The general outlook for municipal bonds appears favorable, considering that they are one of the few tax-exempt  investments available. Given the challenges facing the federal government as baby boomers enter retirement, the municipal bond market has begun to question the prospects for continued low tax rates. Higher tax rates would improve the relative value of municipal bonds compared to taxable alternatives. Thus far in 2007, municipal bond issuance is up over the prior year and is likely to remain so unless interest rates increase significantly.

As always, we will continue to search for value in the municipal bond marketplace to help enhance the Fund’s total return.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAMBX	TMBBX	TMBIX
Transfer Agent ID	015	065	088
Net Assets	$1,174,402,877	$16,816,569	$12,668,474
NAV	$11.28	$11.28	$11.28
NAV — High†	12/5/2006 — $11.45	12/5/2006 — $11.44	12/5/2006 — $11.45
NAV — Low†	4/13/2007 — $11.24	4/13/2007 — $11.24	4/13/2007 — $11.24

Number of Holdings: 436	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	5.17%	4.57%	5.38%
with sales charge	0.42%	3.62%	4.89%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	4.44%	3.82%	4.55%
with sales charge	0.44%	3.82%	4.55%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	5.46%	4.86%	5.22%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Income Fund returned 3.33% during the period, outpacing the median return of 2.93% for its Lipper Corporate Debt Funds BBB-Rated Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 2.63% .

What factors affected the Fund’s performance?

One reason the Fund outperformed its peer group was that it received a large influx of cash from a settlement as a party in a class action lawsuit brought on behalf of buyers of WorldCom securities. The settlement proceeds, which helped compensate for earlier losses on the bonds, boosted the Fund’s return by about 0.35% during the six-month reporting period.

Another factor that helped the Fund’s performance was its allocation of about 3% of assets to Treasury Inflation Protected Securities (TIPS), which outperformed many other types of bonds due to concerns about rising inflation. TIPS pay investors a set interest rate, but they also automatically boost coupon payments and principal by the annual Consumer Price Index (CPI) to compensate for inflation. With oil prices rising during the period, the Fund’s investment in the energy sector also helped enhance its return, as did its overweighted position in mortgage-backed securities, which outperformed the aggregate bond index.

Two main factors negatively affected the Fund’s performance. One was that we tended to be a bit short of our duration target relative to our benchmark index. The other factor is that we maintained a slightly underweighted position in high-yield bonds relative to our benchmark. We felt that prices for high-yield bonds had become richly valued and warranted caution. However, lower-quality high-yield bonds continued to be strong performers during the period, as investors tended to focus more on yield and less on risk.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	10.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	4.9%
U.S. Treasury Notes, TIPS	2.7%
Merrill Lynch Mortgage Trust	1.2%
Northwest Airlines, Inc.	1.1%
General Motors Acceptance Corporation	1.0%
U.S. Treasury Principal Strips	1.0%
U.S. Treasury Strips	1.0%
U.S. Treasury Bonds	1.0%
Federal National Mortgage Association	1.0%

These long-term fixed income securities represent 25.5%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

The bond market is anticipating that the Federal Reserve will leave the sidelines and begin reducing short-term interest rates by September or October 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to move that quickly, and we think rate cutting won’t commence until late this year or even 2008. Some inflation risks continue, particularly as the U.S. job market improves, which could result in a degree of wage inflation.

We expect that the yield curve will gradually become steeper, and we will structure the Fund to modestly take advantage of that by clustering investments in the five-year to 10-year maturity range. We’ll continue to maintain an underweighted position in corporate bonds and also reduce our weighting to mortgage-backed securities, as we feel bonds in both of these sectors aren’t paying enough over Treasury securities to warrant the additional risk. We will increase our weighting to Treasury securities, a defensive strategy that should benefit the Fund if market turbulence interrupts the current unusually long stretch of low market volatility.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LUBIX	LUIBX	LBIIX
Transfer Agent ID	055	355	455
Net Assets	$453,197,283	$9,051,690	$257,403,131
NAV	$8.66	$8.64	$8.65
NAV — High†	3/13/2007 — $8.71	3/13/2007 — $8.69	3/13/2007 — $8.70
NAV — Low†	11/3/2006 — $8.56	11/3/2006 — $8.54	11/3/2006 — $8.55

Number of Holdings: 260	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	8.23%	4.97%	5.74%
with sales charge	3.32%	4.00%	5.26%

			From
			Inception
Class B1	1-Year	5 Years	10/31/1997

without sales charge	7.35%	4.14%	4.90%
with sales charge	3.35%	4.14%	4.90%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/31/1997

Net Asset Value	8.55%	5.38%	5.66%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Core Bond Fund returned 2.39% during the period, compared with a median return of 2.47% for its Lipper Intermediate Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 2.63% .

What factors affected the Fund’s performance?

Even though the Fund’s return was close to its Lipper peer group, the Fund was a modest underperformer. Adversely affecting the Fund’s performance were three main factors. One was that we tended to be a bit underweighted in bond maturities 10 years and less relative to our Lipper peers. While long Treasury rates rose during the period, interest rates on Treasuries shorter than 10 years in maturity declined. This generated positive price performance.

Another negative factor was that we maintained a slightly underweighted position in high-yield bonds relative to our Lipper peer group. We felt that prices for high-yield bonds had become richly valued and warranted caution. However, lower-quality high-yield bonds continued to be strong performers during the period, as investors tended to focus more on yield and less on risk. In addition, we held an overweighted position in Aaa-rated commercial mortgage-backed securities (CMBS). These high-quality assets lagged behind their riskier brethren in terms of return over the six-month period.

One factor that helped the Fund’s performance was its allocation of about 3% of assets to Treasury Inflation Protected Securities (TIPS), which outperformed many other types of bonds due to concerns about rising inflation. TIPS pay investors a set interest rate, but they also automatically boost coupon payments and principal by the annual Consumer Price Index (CPI) to compensate for inflation. With oil prices rising during the period, the Fund’s investment in energy sector bonds also helped enhance its return, as did its overweighted position in mortgage-backed securities, which outperformed the aggregate bond index.

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	18.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through	10.2%
U.S. Treasury Notes, TIPS	2.8%
U.S. Treasury Notes	2.0%
U.S. Treasury Notes	1.6%
LB-UBS Commercial Mortgage Trust	1.2%
U.S. Treasury Notes	1.1%
Banc of America Commercial
Mortgage, Inc.	1.1%
GS Mortgage Securities Corporation	1.1%
Textron Financial Floorplan
Master Note Trust	1.1%

These long-term fixed income securities represent 40.2%
of the total investment portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

What is your outlook?

The bond market is anticipating that the Federal Reserve will leave the sidelines and begin reducing short-term interest rates by September or October 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to move that quickly, and we think rate cutting won’t commence until late this year or even 2008. Some inflation risks continue, particularly as the U.S. job market improves, which could result in a degree of wage inflation.

We expect that the yield curve will gradually become steeper, and we will structure the Fund to modestly take advantage of that by clustering investments in the five-year to 10-year maturity range. We’ll continue to maintain an underweighted position in corporate bonds and also reduce our weighting to mortgage-backed securities, as we feel bonds in both of these sectors aren’t paying enough over Treasury securities to warrant the additional risk. We will increase our weighting to Treasury securities, a defensive strategy that should benefit the Fund if market turbulence interrupts the current unusually long stretch of low market volatility.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AAINX	BBFBX	IIINX
Transfer Agent ID	016	066	089
Net Assets	$317,589,713	$6,168,749	$43,884,222
NAV	$9.91	$9.92	$9.92
NAV — High†	12/5/2006 — $9.99	12/5/2006 — $10.00	12/5/2006 — $10.00
NAV — Low†	1/29/2007 — $9.82	1/29/2007 — $9.83	1/29/2007 — $9.83

Number of Holdings: 181	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

without sales charge	6.67%	4.68%	5.54%
with sales charge	1.86%	3.73%	5.05%

Class B1	1-Year	5 Years	10 Years

without sales charge	5.69%	3.69%	5.04%
with sales charge	1.69%	3.69%	5.04%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	7.23%	5.13%	5.48%

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Limited Maturity Bond Fund returned 2.38% during the period, slightly ahead of the median return of 2.37% for its Lipper Short Investment Grade Debt Funds peer group. During the same period, the Fund’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, generated a return of 2.42% .

What factors affected the Fund’s performance?

The Fund benefited from a cash settlement as a party in a class action lawsuit brought on the behalf of buyers of WorldCom debt securities. The settlement proceeds, which helped compensate for earlier losses on the bonds, increased the Fund’s return by about 0.07% during the period.

Also boosting the Fund’s performance was a higher allocation to cash-equivalent and floating-rate securities, which, due to an inverted yield curve, generated more yield than longer-maturity securities. Since yields on bonds of all maturity lengths remained in a tight range, price gains were not a significant driver of returns. The Fund also benefited from its overweighted position in mortgage-backed securities, which outperformed the broader bond market as interest rate volatility declined to low levels over the period.

Two factors negatively affected the Fund’s performance. One was a slightly underweighted position in bond maturities between one and three years relative to our benchmarks. While longer Treasury rates rose, interest rates on Treasuries shorter than three years in maturity declined, generating positive price performance. The other reason was a slightly underweighted stance in corporate bonds relative to our Lipper peer group. We felt that prices for these bonds had become richly valued and warranted caution. However, corporate bonds, and especially lower-quality issues, continued to be strong performers as investors tended to focus more on yield and less on risk.

What is your outlook?

The bond market is anticipating that the Federal Reserve will begin reducing short-term interest rates by September or October of this year, a move that would generally be welcomed by the bond market. Although economic growth is slowing and the housing market is a concern, we are not as optimistic that the Fed will be ready to move that quickly

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
Conventional 30-Yr. Pass Through	6.6%
U.S. Treasury Notes, TIPS	2.3%
Federal National Mortgage Association	1.3%
J.P. Morgan Chase Commercial
Mortgage Securities Corporation	1.1%
Washington Mutual Master Note Trust	1.1%
Household Home Equity Loan Trust	1.0%
Wells Fargo Mortgage Backed
Securities Trust	1.0%
Washington Mutual, Inc.	0.9%
Wachovia Auto Loan Owner Trust	0.9%
Federal Home Loan Bank	0.9%

These long-term fixed income securities represent 17.1%
of the total investment portfolio.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

The list of Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

and believe the Fed will keep rates steady until the end of the year or even 2008. Inflation measures remain above the Fed’s comfort zone and inflation risks are to the upside, particularly as conditions in the U.S. labor markets are tight and commodity prices are high.

Over the course of the year, we expect that the yield curve will gradually become steeper. We plan to structure the Fund to modestly take advantage of that by clustering more investments in the two- to three-year maturity range. We’ll continue to maintain an underweighted position in corporate bonds and also reduce our weighting to mortgage-backed securities, as we feel bonds in both of these sectors aren’t generating enough yield over Treasury securities to compensate for the additional risk in both sectors. We will also increase our weighting to Treasury securities as part of a defensive strategy that should benefit the Fund if market turbulence interrupts the current unusually long stretch of low market volatility.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	LBLAX	TLMBX	THLIX
Transfer Agent ID	076	376	476
Net Assets	$113,703,874	$1,807,511	$226,220,483
NAV	$12.60	$12.61	$12.60
NAV — High†	3/21/2007 — $12.62	3/21/2007 — $12.63	3/21/2007 — $12.62
NAV — Low†	1/26/2007 — $12.56	1/26/2007 — $12.57	1/26/2007 — $12.56

Number of Holdings: 263	† For the six months ended April 30, 2007

Average Annual Total Returns[2]
As of April 30, 2007

			From
			Inception
Class A1	1-Year	5 Years	10/29/1999

Net Asset Value	5.09%	3.45%	4.58%

			From
			Inception
Class B1	1-Year	5 Years	10/29/1999

Net Asset Value	4.99%	3.37%	4.55%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	10/29/1999

Net Asset Value	5.53%	3.85%	4.93%

1 Class A, Class B, and Institutional Class shares have no sales loads.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* The Lehman Brothers Government/Credit 1-3 Year Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

How did the Fund perform during the six-month period ended April 30, 2007?

Thrivent Money Market Fund produced a 2.39% return during the period, while its Lipper Money Market Funds peer group category reported a median net return of 2.29% over the same time frame.

What factors affected the Fund’s performance?

The Federal Reserve held interest rates steady during the latest six-month period. Contributing to the Fund’s solid performance during this period was our decision to lengthen the Fund’s weighted average maturity as calendar year-end 2006 approached. Lengthening the portfolio toward year-end allowed the Fund to benefit from year-end pricing pressures and the steeper yield curve that existed then. Another positive factor in our performance was that we maintained a slightly higher weighted average maturity than the peer group during the first calendar quarter of 2007. In addition, the Fund held a greater proportion of extendable floating-rate securities than the peer group. These securities generally provide a higher yield than commercial paper and fixed maturity floating-rate securities.

One factor that detracted from our performance during the period was that we didn’t extend the Fund’s average maturity more in June and July of 2006, when the market anticipated more interest rate tightening from the Federal Reserve than actually occurred. As a result, we missed some opportunities. Maintaining our preference for high-quality, liquid investments also detracted from performance. Generally, higher-quality investments and/or more liquid investments offer less yield. While we maintained a conservative fund designed to meet shareholder’s objectives of safety and liquidity, we are pleased to have also achieved solid performance during the period

What is your outlook?

The Federal Reserve has kept interest rates steady since June of 2006, and we expect policymakers to continue to keep interest rates on hold as long as inflation remains elevated. While growth has clearly slowed, and the housing industry remains weak, the Federal Reserve is unlikely to cut interest rates with inflation remaining above its stated comfort zone. On May 10, 2007, the Federal Reserve reiterated its forecast calling for moderating inflation, but it also acknowledged the risk that inflation remains elevated.

*To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

There are several factors that contribute to concern over the inflation trend, including high commodity prices and the low unemployment rate. Our strategy going forward is to maintain a slightly longer weighted average maturity in the Fund, but without adding significant exposure to long-dated securities.

Doing so will keep the Fund flexible in case signs of economic growth or inflation grow and the market begins to anticipate higher interest rates. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

		Portfolio Facts
		As of April 30, 2007

	A Share	B Share	Institutional Share
	—————————	—————————	—————————
Ticker	AMMXX	TMBXX	AALXX
Transfer Agent ID	018	068	091
Net Assets	$1,000,239,324	$1,476,237	$374,362,769
NAV	$1.00	$1.00	$1.00

Number of Holdings: 112

Average Annual Total Returns[2]
As of April 30, 2007

Class A1	1-Year	5 Years	10 Years

Net Asset Value	4.82%	2.04%	3.28%

Class B1	1-Year	5 Years	10 Years

without sales charge	4.44%	1.74%	2.80%
with sales charge	0.44%	1.74%	2.80%

			From
			Inception
Institutional Class[1]	1-Year	5 Years	12/29/1997

Net Asset Value	5.10%	2.37%	3.47%

Money Market Portfolio Yields*
as of April 30, 2007

		Class A	Class B	Institutional

7-Day	Yield	4.74%	4.38%	5.03%
7-Day	Effective Yield	4.85%	4.48%	5.15%

1 Class A shares have no sales load. Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 through April 30, 2007.

Actual Expenses

In the table below, the first section provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ( $2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2006	4/30/2007	11/1/2006 — 4/30/2007	Ratio
———————————————————————————————————————————————————————————————————————
Thrivent Aggressive Allocation Fund
Actual
Class A	$1,000	$1,100	$1.09	0.21%
Institutional Class	$1,000	$1,101	($0.16)	(0.03%)
Hypothetical **
Class A	$1,000	$1,024	$1.05	0.21%
Institutional Class	$1,000	$1,025	($0.15)	(0.03%)

Thrivent Moderately Aggressive Allocation Fund
Actual
Class A	$1,000	$1,086	$1.03	0.20%
Institutional Class	$1,000	$1,088	($0.10)	(0.02%)
Hypothetical **
Class A	$1,000	$1,024	$1.00	0.20%
Institutional Class	$1,000	$1,025	($0.10)	(0.02%)

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2006	4/30/2007	11/1/2006 — 4/30/2007	Ratio
———————————————————————————————————————————————————————————————————————
Thrivent Moderate Allocation Fund
Actual
Class A	$1,000	$1,071	$1.13	0.22%
Institutional Class	$1,000	$1,072	$ —	0.00%
Hypothetical **
Class A	$1,000	$1,024	$1.10	0.22%
Institutional Class	$1,000	$1,025	$ —	0.00%

Thrivent Moderately Conservative Allocation Fund
Actual
Class A	$1,000	$1,056	$0.87	0.17%
Institutional Class	$1,000	$1,057	($0.05)	(0.01%)
Hypothetical **
Class A	$1,000	$1,024	$0.85	0.17%
Institutional Class	$1,000	$1,025	($0.05)	(0.01%)

Thrivent Technology Fund
Actual
Class A	$1,000	$1,062	$7.72	1.51%
Class B	$1,000	$1,059	$10.57	2.07%
Institutional Class	$1,000	$1,064	$5.01	0.98%
Hypothetical **
Class A	$1,000	$1,017	$7.55	1.51%
Class B	$1,000	$1,015	$10.34	2.07%
Institutional Class	$1,000	$1,020	$4.91	0.98%

Thrivent Partner Small Cap Growth Fund
Actual
Class A	$1,000	$1,085	$4.91	0.95%
Institutional Class	$1,000	$1,087	$3.36	0.65%
Hypothetical **
Class A	$1,000	$1,020	$4.76	0.95%
Institutional Class	$1,000	$1,022	$3.26	0.65%

Thrivent Partner Small Cap Value Fund
Actual
Class A	$1,000	$1,113	$6.23	1.19%
Class B	$1,000	$1,108	$11.13	2.13%
Institutional Class	$1,000	$1,117	$2.99	0.57%
Hypothetical **
Class A	$1,000	$1,019	$5.96	1.19%
Class B	$1,000	$1,014	$10.64	2.13%
Institutional Class	$1,000	$1,022	$2.86	0.57%

Thrivent Small Cap Stock Fund
Actual
Class A	$1,000	$1,075	$6.58	1.28%
Class B	$1,000	$1,068	$12.10	2.36%
Institutional Class	$1,000	$1,077	$3.71	0.72%
Hypothetical **
Class A	$1,000	$1,018	$6.41	1.28%
Class B	$1,000	$1,013	$11.78	2.36%
Institutional Class	$1,000	$1,021	$3.61	0.72%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2006	4/30/2007	11/1/2006 — 4/30/2007	Ratio
———————————————————————————————————————————————————————————————————————
Thrivent Small Cap Index Fund
Actual
Class A	$1,000	$1,079	$4.90	0.95%
Hypothetical **
Class A	$1,000	$1,020	$4.76	0.95%

Thrivent Mid Cap Growth Fund
Actual
Class A	$1,000	$1,115	$6.19	1.18%
Class B	$1,000	$1,109	$12.08	2.31%
Institutional Class	$1,000	$1,119	$2.42	0.46%
Hypothetical **
Class A	$1,000	$1,019	$5.91	1.18%
Class B	$1,000	$1,013	$11.53	2.31%
Institutional Class	$1,000	$1,023	$2.31	0.46%

Thrivent Partner Mid Cap Value Fund
Actual
Class A	$1,000	$1,131	$2.85	0.54%
Institutional Class	$1,000	$1,132	$1.96	0.37%
Hypothetical **
Class A	$1,000	$1,022	$2.71	0.54%
Institutional Class	$1,000	$1,023	$1.86	0.37%

Thrivent Mid Cap Stock Fund
Actual
Class A	$1,000	$1,129	$6.12	1.16%
Class B	$1,000	$1,123	$11.90	2.26%
Institutional Class	$1,000	$1,132	$3.70	0.70%
Hypothetical **
Class A	$1,000	$1,019	$5.81	1.16%
Class B	$1,000	$1,014	$11.28	2.26%
Institutional Class	$1,000	$1,021	$3.51	0.70%

Thrivent Mid Cap Index Fund
Actual
Class A	$1,000	$1,115	$4.72	0.90%
Hypothetical **
Class A	$1,000	$1,020	$4.51	0.90%

Thrivent Mid Cap Index Fund - I
Actual
Institutional Class	$1,000	$1,117	$3.46	0.66%
Hypothetical **
Institutional Class	$1,000	$1,022	$3.31	0.66%

Thrivent Partner International Stock Fund
Actual
Class A	$1,000	$1,134	$6.72	1.27%
Class B	$1,000	$1,128	$12.50	2.37%
Institutional Class	$1,000	$1,138	$3.71	0.70%
Hypothetical **
Class A	$1,000	$1,018	$6.36	1.27%
Class B	$1,000	$1,013	$11.83	2.37%
Institutional Class	$1,000	$1,021	$3.51	0.70%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2006	4/30/2007	11/1/2006 — 4/30/2007	Ratio
———————————————————————————————————————————————————————————————————————
Thrivent Large Cap Growth Fund
Actual
Class A	$1,000	$1,084	$4.29	0.83%
Class B	$1,000	$1,079	$9.48	1.84%
Institutional Class	$1,000	$1,087	$1.60	0.31%
Hypothetical **
Class A	$1,000	$1,021	$4.16	0.83%
Class B	$1,000	$1,016	$9.20	1.84%
Institutional Class	$1,000	$1,023	$1.56	0.31%

Thrivent Large Cap Value Fund
Actual
Class A	$1,000	$1,093	$5.14	0.99%
Class B	$1,000	$1,087	$10.97	2.12%
Institutional Class	$1,000	$1,095	$2.60	0.50%
Hypothetical **
Class A	$1,000	$1,020	$4.96	0.99%
Class B	$1,000	$1,014	$10.59	2.12%
Institutional Class	$1,000	$1,022	$2.51	0.50%

Thrivent Large Cap Stock Fund
Actual
Class A	$1,000	$1,071	$5.13	1.00%
Class B	$1,000	$1,066	$9.68	1.89%
Institutional Class	$1,000	$1,073	$2.88	0.56%
Hypothetical **
Class A	$1,000	$1,020	$5.01	1.00%
Class B	$1,000	$1,015	$9.44	1.89%
Institutional Class	$1,000	$1,022	$2.81	0.56%

Thrivent Large Cap Index Fund
Actual
Class A	$1,000	$1,083	$3.10	0.60%
Hypothetical **
Class A	$1,000	$1,022	$3.01	0.60%

Thrivent Large Cap Index Fund - I
Actual
Institutional Class	$1,000	$1,084	$2.79	0.54%
Hypothetical **
Institutional Class	$1,000	$1,022	$2.71	0.54%

Thrivent Balanced Fund
Actual
Class A	$1,000	$1,064	$5.53	1.08%
Class B	$1,000	$1,060	$10.52	2.06%
Institutional Class	$1,000	$1,067	$3.23	0.63%
Hypothetical **
Class A	$1,000	$1,019	$5.41	1.08%
Class B	$1,000	$1,015	$10.29	2.06%
Institutional Class	$1,000	$1,022	$3.16	0.63%

Thrivent High Yield Fund
Actual
Class A	$1,000	$1,067	$4.41	0.86%
Class B	$1,000	$1,062	$8.85	1.73%
Institutional Class	$1,000	$1,069	$2.26	0.44%
Hypothetical **
Class A	$1,000	$1,021	$4.31	0.86%
Class B	$1,000	$1,016	$8.65	1.73%
Institutional Class	$1,000	$1,023	$2.21	0.44%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	11/1/2006	4/30/2007	11/1/2006 — 4/30/2007	Ratio
———————————————————————————————————————————————————————————————————————
Thrivent Municipal Bond Fund
Actual
Class A	$1,000	$1,012	$3.89	0.78%
Class B	$1,000	$1,010	$7.32	1.47%
Institutional Class	$1,000	$1,014	$2.50	0.50%
Hypothetical **
Class A	$1,000	$1,021	$3.91	0.78%
Class B	$1,000	$1,018	$7.35	1.47%
Institutional Class	$1,000	$1,022	$2.51	0.50%

Thrivent Income Fund
Actual
Class A	$1,000	$1,033	$4.03	0.80%
Class B	$1,000	$1,029	$8.20	1.63%
Institutional Class	$1,000	$1,035	$1.97	0.39%
Hypothetical **
Class A	$1,000	$1,021	$4.01	0.80%
Class B	$1,000	$1,017	$8.15	1.63%
Institutional Class	$1,000	$1,023	$1.96	0.39%

Thrivent Core Bond Fund
Actual
Class A	$1,000	$1,024	$4.72	0.94%
Class B	$1,000	$1,019	$9.76	1.95%
Institutional Class	$1,000	$1,026	$2.56	0.51%
Hypothetical **
Class A	$1,000	$1,020	$4.71	0.94%
Class B	$1,000	$1,015	$9.74	1.95%
Institutional Class	$1,000	$1,022	$2.56	0.51%

Thrivent Limited Maturity Bond Fund
Actual
Class A	$1,000	$1,024	$3.76	0.75%
Class B	$1,000	$1,023	$4.46	0.89%
Institutional Class	$1,000	$1,026	$1.86	0.37%
Hypothetical **
Class A	$1,000	$1,021	$3.76	0.75%
Class B	$1,000	$1,020	$4.46	0.89%
Institutional Class	$1,000	$1,023	$1.86	0.37%

Thrivent Money Market Fund
Actual
Class A	$1,000	$1,024	$3.06	0.61%
Class B	$1,000	$1,022	$5.06	1.01%
Institutional Class	$1,000	$1,025	$1.86	0.37%
Hypothetical **
Class A	$1,000	$1,022	$3.06	0.61%
Class B	$1,000	$1,020	$5.06	1.01%
Institutional Class	$1,000	$1,023	$1.86	0.37%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

Aggressive Allocation Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares		Value	Percentage

Equity Funds (91.7%)
1,566,136	Thrivent Partner Small Cap Growth Fund	$19,936,913	6.4%
1,177,339	Thrivent Partner Small Cap Value Fund	20,356,186	6.6
1,115,087	Thrivent Small Cap Stock Fund #	21,543,478	7.0
780,787	Thrivent Mid Cap Growth Fund #	14,085,402	4.6
1,079,017	Thrivent Partner Mid Cap Value Fund	14,178,285	4.6
934,978	Thrivent Mid Cap Stock Fund	17,446,689	5.6
4,781,392	Thrivent Partner International Stock Fund	70,621,159	22.8
9,791,774	Thrivent Large Cap Growth Fund	59,729,820	19.3
1,243,227	Thrivent Large Cap Value Fund	21,545,127	7.0
827,556	Thrivent Large Cap Stock Fund	24,230,830	7.8

	Total Equity Funds
	(cost $255,614,779)	283,673,889

Debt Funds (7.3%)
2,042,125	Thrivent High Yield Fund	10,680,314	3.4
710,309	Thrivent Income Fund	6,144,169	2.0
460,286	Thrivent Limited Maturity Bond Fund	5,799,609	1.9

	Total Debt Funds
	(cost $22,266,659)	22,624,092

Short-Term Investments (1.0%)
2,984,697	Thrivent Money Market Fund	2,984,697	1.0

	Total Short-Term Investments
	(cost $2,984,697)	2,984,697

	Total Investments
	(cost $280,866,135) 100.0%	$309,282,678

	Other Assets and Liabilities,
	Net (0.0%)	(125,536)

	Total Net Assets 100.0%	$309,157,142

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$28,416,543
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$28,416,543
Cost for federal income tax purposes	$280,866,135

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

Moderately Aggressive Allocation Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares		Value	Percentage

Equity Funds (79.0%)
1,672,987	Thrivent Partner Small Cap Growth Fund	$21,297,127	3.0%
1,257,816	Thrivent Partner Small Cap Value Fund	21,747,642	3.1
1,474,248	Thrivent Small Cap Stock Fund #	28,482,467	4.0
608,292	Thrivent Mid Cap Growth Fund #	10,973,595	1.5
839,821	Thrivent Partner Mid Cap Value Fund	11,035,242	1.6
2,140,401	Thrivent Mid Cap Stock Fund	39,939,877	5.6
7,620,236	Thrivent Partner International Stock Fund	112,550,889	15.9
18,015,825	Thrivent Large Cap Growth Fund	109,896,536	15.5
5,344,751	Thrivent Large Cap Value Fund	92,624,542	13.0
3,353,165	Thrivent Large Cap Stock Fund	98,180,668	13.8
1,037,169	Thrivent Real Estate Securities Fund	14,271,442	2.0

	Total Equity Funds
	(cost $509,828,693)	561,000,027

Debt Funds (19.1%)
7,428,215	Thrivent High Yield Fund	38,849,562	5.5
7,280,511	Thrivent Income Fund	62,976,419	8.9
2,662,079	Thrivent Limited Maturity Bond Fund	33,542,191	4.7

	Total Debt Funds
	(cost $133,406,263)	135,368,172

Short-Term Investments (1.9%)
13,800,105	Thrivent Money Market Fund	13,800,105	1.9

	Total Short-Term Investments
	(cost $13,800,105)	13,800,105

	Total Investments
	(cost $657,035,061) 100.0%	$710,168,304

	Other Assets and Liabilities,
	Net (0.0%)	(249,471)

	Total Net Assets 100.0%	$709,918,833

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$53,133,243
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$53,133,243
Cost for federal income tax purposes	$657,035,061

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

Moderate Allocation Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares		Value	Percentage

Equity Funds (58.9%)
1,741,935	Thrivent Small Cap Stock Fund #	$33,654,182	5.1%
382,229	Thrivent Mid Cap Growth Fund #	6,895,403	1.0
528,754	Thrivent Partner Mid Cap Value Fund	6,947,832	1.1
1,488,623	Thrivent Mid Cap Stock Fund	27,777,701	4.2
5,107,795	Thrivent Partner International Stock Fund	75,442,131	11.3
14,814,049	Thrivent Large Cap Growth Fund	90,365,699	13.6
3,492,995	Thrivent Large Cap Value Fund	60,533,600	9.1
2,486,391	Thrivent Large Cap Stock Fund	72,801,538	10.9
1,240,272	Thrivent Real Estate Securities Fund	17,066,144	2.6

	Total Equity Funds
	(cost $354,348,443)	391,484,230

Debt Funds (33.9%)
7,014,447	Thrivent High Yield Fund	36,685,556	5.5
12,365,067	Thrivent Income Fund	106,957,827	16.1
6,487,121	Thrivent Limited Maturity Bond Fund	81,737,727	12.3

	Total Debt Funds
	(cost $222,823,966)	225,381,110

Short-Term Investments (7.3%)
48,790,230	Thrivent Money Market Fund	48,790,230	7.3

	Total Short-Term Investments
	(cost $48,790,230)	48,790,230

	Total Investments
	(cost $625,962,639) 100.1%	$665,655,570

	Other Assets and Liabilities,
	Net (0.1%)	(422,272)

	Total Net Assets 100.0%	$665,233,298

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$39,692,931
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$39,692,931
Cost for federal income tax purposes	$625,962,639

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

Moderately Conservative Allocation Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares		Value	Percentage

Equity Funds (38.8%)
355,775	Thrivent Small Cap Stock Fund #	$6,873,573	3.1%
505,863	Thrivent Mid Cap Stock Fund	9,439,408	4.2
948,395	Thrivent Partner International Stock Fund	14,007,788	6.2
3,548,395	Thrivent Large Cap Growth Fund	21,645,211	9.6
792,394	Thrivent Large Cap Value Fund	13,732,192	6.1
538,406	Thrivent Large Cap Stock Fund	15,764,525	7.0
423,265	Thrivent Real Estate Securities Fund	5,824,125	2.6

	Total Equity Funds
	(cost $78,527,821)	87,286,822

Debt Funds (49.9%)
1,953,675	Thrivent High Yield Fund	10,217,722	4.6
3,187,160	Thrivent Income Fund	27,568,934	12.3
5,890,495	Thrivent Limited Maturity Bond Fund	74,220,243	33.0

	Total Debt Funds
	(cost $111,133,987)	112,006,899

Short-Term Investments (11.3%)
25,452,769	Thrivent Money Market Fund	25,452,769	11.3

	Total Short-Term Investments
	(cost $25,452,769)	25,452,769

	Total Investments
	(cost $215,114,577) 100.0%	$224,746,490

	Other Assets and Liabilities,
	Net (0.0%)	(79,649)

	Total Net Assets 100.0%	$224,666,841

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$9,631,913
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$9,631,913
Cost for federal income tax purposes	$215,114,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

Technology Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Consumer Discretionary (2.9%)			Information Technology (82.0%)
1,900	Best Buy Company, Inc.	$88,635	17,800	Accenture, Ltd.	$695,980
10,800	Scientific Games Corporation #*	359,532	27,300	Adobe Systems, Inc. #	1,134,588
22,700	TiVo, Inc. #*	145,507	15,200	ADTRAN, Inc. *	386,840
7,000	Viacom, Inc. #	288,750	68,700	Alcatel-Lucent ADR *	910,275
8,500	WMS Industries, Inc. #*	338,810	15,400	Apple Computer, Inc. #	1,536,920

	Total Consumer		20,700	aQuantive, Inc. #*	633,627
	Discretionary	1,221,234	6,600	Automatic Data Processing, Inc.	295,416

			52,000	BEA Systems, Inc. #	613,080
Consumer Staples (0.1%)			28,700	Broadcom Corporation #	934,185
1,336	CVS/Caremark Corporation	48,417	14,700	CIENA Corporation #*	428,652

	Total Consumer Staples	48,417	100,500	Cisco Systems, Inc. #	2,687,370

			24,200	Commvault Systems, Inc. #*	410,432
Health Care (8.9%)			41,500	Corning, Inc. #	984,380
2,000	Abbott Laboratories	113,240	18,200	eBay, Inc. #	617,708
1,100	Aetna, Inc.	51,568	71,400	EMC Corporation #	1,083,852
1,000	AmerisourceBergen Corporation	49,990	24,800	Emulex Corporation #*	520,304
15,400	BioMarin Pharmaceutical, Inc. #*	248,864	6,100	F5 Networks, Inc. #*	468,358
400	CIGNA Corporation *	62,236	13,900	FormFactor, Inc. #*	573,931
10,500	Cubist Pharmaceuticals, Inc. #*	225,225	32,300	Foundry Networks, Inc. #	488,376
600	Express Scripts, Inc. #	57,330	4,200	Google, Inc. #	1,979,796
11,000	Hologic, Inc. #*	633,050	42,300	Integrated Device
6,800	ImClone Systems, Inc. #*	284,852		Technology, Inc. #	633,654
1,600	IMS Health, Inc. *	46,928	46,300	Intel Corporation	995,450
11,900	Keryx BioPharmaceuticals, Inc. #*	121,380	24,000	Intersil Corporation	714,960
800	McKesson Corporation *	47,064	71,700	Juniper Networks, Inc. #	1,603,212
700	Medco Health Solutions, Inc. #*	54,614	7,300	KLA-Tencor Corporation *	405,515
2,400	Novartis AG ADR	139,416	44,400	Marvell Technology Group, Ltd. #	716,172
11,900	NuVasive, Inc. #*	306,663	14,700	MEMC Electronic
700	Quest Diagnostics, Inc. *	34,223		Materials, Inc. #	806,736
3,500	Sanofi-Aventis ADR *	160,510	51,500	Microsoft Corporation	1,541,910
7,500	Shire Pharmaceuticals		25,800	Network Appliance, Inc. #	960,018
	Group plc ADR *	524,175	41,000	Nuance Communications, Inc. #*	631,810
900	UnitedHealth Group, Inc.	47,754	18,600	NVIDIA Corporation #	611,754
14,900	Vertex Pharmaceuticals, Inc. #*	458,026	29,250	OpNext, Inc. #*	392,535
600	WellPoint, Inc. #	47,382	16,000	Perot Systems Corporation #*	286,400

	Total Health Care	3,714,490	40,500	QUALCOMM, Inc.	1,773,900

			28,400	Red Hat, Inc. #*	600,376
Industrials (0.4%)			11,400	Telefonaktiebolaget LM
5,300	American Reprographics			Ericsson ADR	435,138
	Company #*	175,960	38,500	Tellabs, Inc. #	408,870

	Total Industrials	175,960	30,800	Teradyne, Inc. #	537,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

Technology Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value

Information Technology — continued			Telecommunications Services (2.2%)
18,500	Texas Instruments, Inc.	$635,845	10,500	America Movil SA de CV ADR	$551,565
51,700	TIBCO Software, Inc. #	471,504	4,800	NII Holdings, Inc. #	368,400

29,100	VeriSign, Inc. #*	795,885		Total Telecommunications
32,800	Yahoo!, Inc. #	919,712	Services		919,965

	Total Information

	Technology	34,262,886		Total Common Stock

				(cost $40,196,163)	40,342,952

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.9%)		Rate (+)	Date	Value

8,731,003	Thrivent Financial Securities Lending Trust		5.330%	N/A	$8,731,003

		Total Collateral Held for Securities Loaned
		(cost $8,731,003)			8,731,003

			Interest	Maturity
Shares	Short-Term Investments (0.6%)		Rate (+)	Date	Value

232,693	Thrivent Money Market Fund		5.030%	N/A	$232,693

		Total Short-Term Investments (at amortized cost)			232,693

		Total Investments (cost $49,159,860) 118.0%			$49,306,648

		Other Assets and Liabilities, Net (18.0%)			(7,529,769)

		Total Net Assets 100.0%			$41,776,879

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$3,551,801
Gross unrealized depreciation	(3,405,013)

Net unrealized appreciation (depreciation)	$146,788
Cost for federal income tax purposes	$49,159,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.6%)	Value	Shares	Common Stock (94.6%)	Value

Consumer Discretionary (10.5%)			7,990	Digital Realty Trust, Inc. *	$323,196
4,190	Arbitron, Inc. *	$206,483	9,097	GFI Group, Inc. #*	629,967
9,530	Casual Male Retail Group, Inc. #*	109,690	11,498	Greenhill & Company, Inc. *	727,248
4,990	Citi Trends, Inc. #*	197,754	7,440	HFF, Inc. #*	118,891
12,590	Cooper Tire & Rubber Company *	243,365	12,480	Highland Hospitality
7,140	DSW, Inc. #*	276,746		Corporation *	237,744
7,450	GSI Commerce, Inc. #	164,645	3,160	International Securities Exchange
7,490	Guess ?, Inc.	295,106		Holdings, Inc. *	210,740
8,560	Hibbett Sports, Inc. #	249,524	9,945	KBW, Inc. #*	324,804
13,050	Iconix Brand Group, Inc. #*	262,696	14,420	MarketAxess Holdings, Inc. #*	236,200
6,250	Life Time Fitness, Inc. #*	321,250	9,200	Penson Worldwide, Inc. #*	246,744
8,990	McCormick & Schmick’s Seafood		15,937	Signature Bank #*	501,378
	Restaurants, Inc. #*	240,662	3,240	SVB Financial Group #*	165,953
6,280	Phillips-Van Heusen Corporation	351,052	20,117	Texas Capital Bancshares, Inc. #*	408,576
4,980	Priceline.com, Inc. #*	277,087	10,315	Thomas Weisel Partners
36,709	Shuffle Master, Inc. #*	625,154		Group, Inc. #*	203,824
19,539	Tractor Supply Company #*	1,010,948	5,540	United Community Banks, Inc. *	163,762
5,860	Under Armour, Inc. #*	295,930	11,390	Waddell & Reed Financial, Inc.	275,866

9,100	WMS Industries, Inc. #*	362,726		Total Financials	5,970,771

7,330	Zumiez, Inc. #*	289,242

	Total Consumer		Health Care (18.1%)
	Discretionary	5,780,060	7,510	Alexion Pharmaceuticals, Inc. #*	314,369

			5,920	Alnylam Pharmaceuticals, Inc. #*	111,118
Consumer Staples (0.7%)			58,005	American Medical Systems
4,400	Flowers Foods, Inc. *	137,236		Holdings, Inc. #*	1,028,429
8,750	United Natural Foods, Inc. #*	272,912	10,870	Array Biopharma, Inc. #*	151,636

	Total Consumer Staples	410,148	10,310	ArthroCare Corporation #*	425,391

			9,500	BioMarin Pharmaceutical, Inc. #*	153,520
Energy (6.8%)			11,546	HealthExtras, Inc. #*	357,349
3,830	Alon USA Energy, Inc.	143,242	3,360	Healthways, Inc. #*	142,531
5,500	Arena Resources, Inc. #*	258,225	5,650	Hologic, Inc. #*	325,158
2,700	Core Laboratories NV #*	245,484	3,580	ICON plc ADR #	168,009
30,290	Dril-Quip, Inc. #*	1,529,645	19,820	Illumina, Inc. #*	646,727
7,900	Goodrich Petroleum		9,400	Immucor, Inc. #	306,722
	Corporation #*	277,527	8,286	Integra LifeSciences Holdings
7,187	Oil States International, Inc. #*	243,855		Corporation #*	377,593
22,636	Superior Energy Services, Inc. #	822,366	6,100	InterMune, Inc. #*	176,351
3,760	W-H Energy Services, Inc. #*	203,454	5,370	inVentiv Health, Inc. #*	203,792

	Total Energy	3,723,798	27,125	Inverness Medical

				Innovations, Inc. #*	1,086,356
Financials (10.9%)			8,170	K-V Pharmaceutical Company #*	212,502
6,410	Argonaut Group, Inc. #	215,440	4,720	Kyphon, Inc. #*	219,999
15,711	Cohen & Steers, Inc. *	806,131	4,420	Medicis Pharmaceutical
3,700	Corporate Office Properties Trust *	174,307		Corporation *	134,368
			17,782	Mentor Corporation *	691,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.6%)	Value	Shares	Common Stock (94.6%)	Value

Health Care — continued			Information Technology (24.6%)
8,835	Meridian Bioscience, Inc. *	$262,665	5,030	Advent Software, Inc. #*	$168,807
14,714	NuVasive, Inc. #*	379,180	17,910	Anadigics, Inc. #*	192,353
8,120	PAREXEL International		11,980	aQuantive, Inc. #*	366,708
	Corporation #*	318,954	13,350	Atheros Communications, Inc. #*	357,646
5,050	Progenics Pharmaceuticals, Inc. #*	122,210	25,318	Avocent Corporation #*	709,157
8,890	Psychiatric Solutions, Inc. #*	311,772	7,790	Brooks Automation, Inc. #*	136,091
5,780	Sunrise Senior Living, Inc. #*	221,316	23,260	Cirrus Logic, Inc. #*	192,593
20,240	Trizetto Group, Inc. #*	394,275	21,919	Coherent, Inc. #*	688,037
2,790	United Therapeutics Corporation #	155,989	16,800	Comtech Group, Inc. #*	296,352
9,150	West Pharmaceutical Services, Inc.	455,396	3,650	Equinix, Inc. #*	304,666
2,600	Xenoport, Inc. #	111,462	19,017	Euronet Worldwide, Inc. #*	529,623

	Total Health Care	9,967,037	3,640	FLIR Systems, Inc. #	147,384

			7,670	FormFactor, Inc. #*	316,694
Industrials (17.6%)			10,060	Foundry Networks, Inc. #*	152,107
25,606	AAR Corporation #*	782,007	58,205	Informatica Corporation #*	856,778
6,570	Actuant Corporation *	348,210	33,546	Intermec, Inc. #*	749,082
3,750	Acuity Brands, Inc.	221,700	14,860	Internap Network Services
17,750	AirTran Holdings, Inc. #*	195,428		Corporation #*	228,250
7,050	American Commercial Lines, Inc. #*	207,764	7,790	JA Solar Holdings Company,
7,410	BE Aerospace, Inc. #	271,576		Ltd. ADR #*	189,998
14,750	Cenveo, Inc. #*	378,338	5,540	Macrovision Corporation #*	134,456
19,037	CoStar Group, Inc. #*	929,196	6,570	MICROS Systems, Inc. #	360,036
13,262	CRA International, Inc. #*	683,921	8,580	Net 1 UEPS Technology, Inc. #*	216,044
22,270	Forward Air Corporation *	679,458	6,280	Nice Systems, Ltd. ADR #*	230,162
20,202	Gardner Denver, Inc. #*	763,636	18,690	ON Semiconductor Corporation #*	200,170
5,630	General Cable Corporation #	323,387	8,130	Polycom, Inc. #	270,729
3,500	Geo Group Inc. #*	179,200	4,720	Quality Systems, Inc. *	191,018
5,940	Horizon Lines, Inc.	202,019	12,898	Rogers Corporation #*	584,795
6,820	Hub Group, Inc. #*	245,520	5,720	SAVVIS, Inc. #*	294,980
4,390	Huron Consulting Group, Inc. #*	265,814	11,540	Semtech Corporation #	166,407
7,781	IDEX Corporation *	408,269	42,020	Sonus Networks, Inc. #*	324,815
8,150	Infrasource Services, Inc. #*	272,047	8,170	Switch and Data, Inc. #*	149,756
7,080	Kenexa Corporation #*	219,197	9,390	Tessera Technologies, Inc. #*	401,798
8,667	Kennametal, Inc.	611,544	5,970	The9, Ltd. ADR #*	244,233
14,140	Knoll, Inc.	328,331	5,020	THQ, Inc. #*	167,517
12,547	Ladish Company, Inc. #*	510,161	22,973	Trimble Navigation, Ltd. #*	658,866
13,146	Orbital Sciences Corporation #*	274,357	40,434	ValueClick, Inc. #*	1,156,412
12,296	Shaw Group, Inc. #	398,759	7,105	Varian Semiconductor Equipment

	Total Industrials	9,699,839		Associates, Inc. #*	471,488

			7,370	Verigy, Ltd. #	186,240
			8,495	ViaSat, Inc. #*	291,378
			6,750	VistaPrint, Ltd. #*	252,315

				Total Information
				Technology	13,535,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Partner Small Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.6%)	Value	Shares	Common Stock (94.6%)	Value

Materials (2.8%)			Telecommunications Services (2.6%)
5,190	Century Aluminum Company #*	$245,539	13,250	Cogent Communications
9,940	H.B. Fuller Company *	254,166		Group, Inc. #*	$337,345
10,790	Hercules, Inc. #	203,284	21,657	NeuStar, Inc. #*	622,855
8,360	Pan American Silver		4,840	SBA Communications
	Corporation #*	236,170		Corporation #*	142,393
2,040	RTI International Metals, Inc. #	192,311	16,600	Time Warner Telecom, Inc. #*	340,300

4,550	Silgan Holdings, Inc.	261,079		Total Telecommunications
8,970	Terra Industries, Inc. #*	158,231		Services	1,442,893

	Total Materials	1,550,780

				Total Common Stock
				(cost $46,552,469)	52,081,267

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)		Rate (+)	Date	Value

14,233,553	Thrivent Financial Securities Lending Trust		5.330%	N/A	$14,233,553

	Total Collateral Held for Securities Loaned
	(cost $14,233,553)				14,233,553

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.2%)		Rate (+)	Date	Value

$1,785,000	Federal Home Loan Bank		5.131%	5/1/2007	$1,785,000
1,103,892	Thrivent Money Market Fund		5.030	N/A	1,103,892

	Total Short-Term Investments (at amortized cost)				2,888,892

	Total Investments (cost $63,674,914) 125.7%				$69,203,712

	Other Assets and Liabilities, Net (25.7%)				(14,169,288)

	Total Net Assets 100.0%				$55,034,424

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$6,839,856
Gross unrealized depreciation	(1,311,058)

Net unrealized appreciation (depreciation)	$5,528,798
Cost for federal income tax purposes	$63,674,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value

Consumer Discretionary (11.9%)			40,900	Todco #*	$1,859,314
66,100	Aaron Rents, Inc. *	$1,875,257	34,800	W-H Energy Services, Inc. #	1,883,028
45,800	Building Materials Holding		39,000	Whiting Petroleum Corporation #	1,716,780

	Corporation *	665,016		Total Energy	12,677,268

26,300	Cavco Industries, Inc. #*	987,828
12,000	Courier Corporation *	477,600	Financials (20.1%)
29,500	CSS Industries, Inc. *	1,177,050	45,000	Ares Capital Corporation	808,200
36,000	Cutter & Buck, Inc.	510,120	26,300	Boston Private Financial
54,000	Dixie Group, Inc. #	666,360		Holdings, Inc. *	731,403
30,000	Dorman Products, Inc. #	369,900	41,500	Bristol West Holdings, Inc.	919,640
11,000	Drew Industries, Inc. #*	316,470	99,000	Cedar Shopping Centers, Inc. *	1,581,030
39,700	Fred’s, Inc. *	573,268	37,000	Cowen Group, Inc. #	621,230
18,700	Fuel Systems Solutions, Inc. #*	316,030	34,200	East West Bancorp, Inc. *	1,363,212
72,000	Haverty Furniture Companies, Inc. *	918,720	7,000	Employers Holdings, Inc. #	138,810
54,000	Journal Register Company *	316,980	62,000	First Financial Fund, Inc. *	883,500
29,400	M/I Homes, Inc. *	874,062	39,000	First Republic Bank *	2,109,900
25,500	Matthews International		53,200	Hercules Technology Growth
	Corporation	1,075,080		Capital, Inc. *	732,564
9,600	Orient Express Hotels, Ltd.	505,440	21,000	Home Bancshares, Inc. *	462,420
34,200	RARE Hospitality		6,000	iShares Russell 2000 Value Fund *	489,480
	International, Inc. #	995,904	8,000	Kilroy Realty Corporation	607,440
68,500	Regent Communications, Inc. #	237,010	57,000	Kohlberg Capital Corporation *	1,022,580
27,300	Ruby Tuesday, Inc. *	730,548	46,000	LaSalle Hotel Properties	2,135,780
45,300	Saga Communications, Inc. #	453,000	2,300	Markel Corporation #	1,055,493
52,700	Shiloh Industries, Inc. *	547,026	51,000	Max Re Capital, Ltd.	1,366,800
33,900	Stanley Furniture Company, Inc. *	733,596	27,600	Midland Company *	1,211,364
39,900	Steak n Shake Company #*	645,183	33,000	National Health Realty, Inc. *	774,180
88,700	Stein Mart, Inc. *	1,445,810	48,000	Net Bank, Inc. *	93,120
32,000	Winnebago Industries, Inc. *	1,025,920	33,900	Ohio Casualty Corporation *	1,072,596

	Total Consumer		27,200	Parkway Properties, Inc. *	1,441,600
	Discretionary	18,439,178	11,600	Piper Jaffray Companies #	740,196

			32,000	Potlatch Corporation *	1,388,480
Consumer Staples (2.2%)			44,600	ProAssurance Corporation #*	2,401,264
109,000	Alliance One International, Inc. #	1,069,290	32,500	Sandy Spring Bancorp, Inc.	1,048,450
27,500	Casey’s General Stores, Inc. *	691,625	31,500	Seabright Insurance Holdings #*	584,955
34,500	Nash Finch Company *	1,344,465	28,800	SVB Financial Group #*	1,475,136
18,600	Winn-Dixie Stores, Inc. #	322,710	25,700	Washington Real Estate

	Total Consumer Staples	3,428,090		Investment Trust *	973,002

			16,800	Wintrust Financial Corporation *	722,064

Energy (8.2%)				Total Financials	30,955,889

18,800	Atwood Oceanics, Inc. #*	1,182,520
44,200	Forest Oil Corporation #*	1,557,608	Health Care (6.2%)
63,500	Geomet, Inc. #*	588,010	11,200	Analogic Corporation *	686,560
13,300	Lone Star Technologies, Inc. #	883,253	19,300	Arrow International, Inc. *	614,512
79,300	Mariner Energy, Inc. #*	1,788,215	51,000	Capital Senior Living
46,000	TETRA Technologies, Inc. #*	1,218,540		Corporation #*	592,110

The accompanying Notes to Financial Statements a re an integral part of this schedule.

72

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value

Health Care — continued			Information Technology (9.8%)
30,000	Diversa Corporation #*	$218,100	41,300	Advanced Energy
68,300	Momenta Pharmaceuticals, Inc. #*	1,073,676		Industries, Inc. #	$1,011,850
22,900	Myriad Genetics, Inc. #*	836,995	19,000	ATMI, Inc. #*	587,670
20,500	National Healthcare Corporation *	1,051,855	100,000	Brooks Automation, Inc. #*	1,747,000
54,000	Owens & Minor, Inc. *	1,908,900	55,000	Catapult Communications
86,000	Panacos Pharmaceuticals, Inc. #	409,360		Corporation #*	543,400
29,300	Pharmion Corporation #*	887,497	77,000	Entegris, Inc. #*	902,440
24,700	West Pharmaceutical		81,700	GSI Group, Inc. #	831,706
	Services, Inc. *	1,229,319	157,000	LookSmart, Ltd. #*	643,700

	Total Health Care	9,508,884	35,100	Methode Electronics, Inc. *	529,308

			101,500	MPS Group, Inc. #*	1,389,535
Industrials (21.9%)			25,500	Nextest Systems Corporation #	348,075
48,000	Accuride Corporation #*	701,280	48,000	Progress Software Corporation #*	1,446,240
18,600	Ameron International		213,500	Safeguard Scientifics, Inc. #*	642,635
	Corporation *	1,286,004	36,500	SPSS, Inc. #*	1,338,090
37,000	Belden CDT, Inc. *	2,067,560	38,000	StarTek, Inc. *	365,180
62,200	Builders Firstsource, Inc. #*	1,003,286	66,000	TNS, Inc. *	801,240
44,000	C&D Technologies, Inc. #*	221,320	34,000	Xyratex, Ltd. #	760,920
31,600	Circor International, Inc.	1,150,240	306,000	Zarlink Semiconductor, Inc. #	673,200
37,600	Dollar Thrifty Automotive		38,200	Zygo Corporation #	611,582

	Group, Inc. #*	1,762,688		Total Information
17,000	EDO Corporation *	467,500		Technology	15,173,771

59,500	Electro Rent Corporation #*	772,310
28,000	Franklin Electric Company, Inc. *	1,192,520	Materials (10.8%)
35,700	FTI Consulting, Inc. #*	1,312,689	32,000	Airgas, Inc.	1,425,600
32,500	G & K Services, Inc. *	1,134,250	38,700	American Vanguard Corporation *	571,986
54,000	Genesee & Wyoming, Inc. #*	1,468,260	26,500	AptarGroup, Inc.	1,941,125
19,100	Genlyte Group, Inc. #	1,489,991	30,100	Arch Chemicals, Inc.	909,622
64,500	Hub Group, Inc. #	2,322,000	17,200	Carpenter Technology
26,500	IDEX Corporation *	1,390,455		Corporation *	2,087,564
48,400	Insituform Technologies, Inc. #*	987,360	22,600	Chesapeake Corporation *	333,576
51,000	Kirby Corporation #*	1,927,800	9,200	Deltic Timber Corporation *	459,540
17,400	LSI Industries, Inc.	274,224	25,400	Florida Rock Industries, Inc.	1,755,648
19,100	Macquarie Infrastructure		52,500	Gibraltar Industries, Inc.	1,170,750
	Company Trust *	813,278	16,700	Innospec, Inc. *	896,623
54,000	McGrath Rentcorp *	1,628,100	47,300	Metal Management, Inc.	2,273,711
35,600	Nordson Corporation	1,631,548	15,500	Minerals Technologies, Inc. *	986,110
46,900	Sterling Construction		58,000	Myers Industries, Inc.	1,302,100
	Company, Inc. #*	968,954	45,300	Wausau-Mosinee Paper Corporation	609,738

21,900	Universal Forest Products, Inc.	1,017,474		Total Materials	16,723,693

91,400	Vitran Corporation, Inc. #	1,830,742
38,200	Waste Connections, Inc. #*	1,190,694
37,900	Woodward Governor Company *	1,870,365

	Total Industrials	33,882,892

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Partner Small Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value

Telecommunications Services (0.8%)			7,000	Empire District Electric Company	$172,900
99,600	Premiere Global Services, Inc. #*	$1,212,132	42,400	Southwest Gas Corporation *	1,606,536

	Total Telecommunications		33,000	UniSource Energy Corporation	1,267,530
	Services	1,212,132	31,800	Vectren Corporation *	924,426

				Total Utilities	8,157,475

Utilities (5.3%)

36,700	Black Hills Corporation *	1,461,027		Total Common Stock
57,600	Cleco Corporation *	1,616,256		(cost $118,352,486)	150,159,272

42,000	El Paso Electric Company #	1,108,800

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (26.1%)		Rate (+)	Date	Value

40,380,064	Thrivent Financial Securities Lending Trust		5.330%	N/A	$40,380,064

	Total Collateral Held for Securities Loaned
	(cost $40,380,064)				40,380,064

			Interest	Maturity
Shares	Short-Term Investments (3.6%)		Rate (+)	Date	Value

5,521,529	Thrivent Money Market Fund		5.030%	N/A	$5,521,529

	Total Short-Term Investments (at amortized cost)				5,521,529

	Total Investments (cost $164,254,079) 126.9%				$196,060,865

	Other Assets and Liabilities, Net (26.9%)				(41,528,353)

	Total Net Assets 100.0%				$154,532,512

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$37,161,778
Gross unrealized depreciation	(5,354,992)

Net unrealized appreciation (depreciation)	$31,806,786
Cost for federal income tax purposes	$164,254,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Small Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (93.3%)	Value	Shares	Common Stock (93.3%)	Value

Consumer Discretionary (13.3%)			89,600	Elizabeth Arden, Inc. #*	$2,016,896
24,700	Aftermarket Technology		65,700	Flowers Foods, Inc.	2,049,183
	Corporation #	$682,461	72,400	Performance Food
76,400	ArvinMeritor, Inc. *	1,577,660		Group Company #*	2,262,500
50,800	Cache, Inc. #	876,808	41,500	Ralcorp Holdings, Inc. #	2,731,115
29,400	Children’s Place Retail		98,400	Reddy Ice Holdings, Inc. *	2,882,136
	Stores, Inc. #*	1,554,378	29,300	Universal Corporation *	1,836,524

68,000	Coldwater Creek, Inc. #*	1,407,600		Total Consumer Staples	20,067,479

32,600	Crocs, Inc. #*	1,821,688
25,700	Desarrolladora Homex ADR #*	1,491,628	Energy (6.0%)
79,900	Domino’s Pizza, Inc.	2,576,775	48,000	Alpha Natural Resources, Inc. #	833,760
66,100	DreamWorks Animation		47,300	Arena Resources, Inc. #*	2,220,735
	SKG, Inc. #*	1,935,408	37,400	Denbury Resources, Inc. #	1,237,566
111,900	GameStop Corporation #	3,711,723	40,100	Dresser-Rand Group, Inc. #	1,279,591
68,500	Genesco, Inc. #*	3,471,580	17,500	Dril-Quip, Inc. #	883,750
141,600	Gentex Corporation *	2,520,480	14,200	Energy Transfer Partners, LP *	888,778
65,700	Hearst-Argyle Television, Inc.	1,749,591	50,400	Frontier Oil Corporation	1,780,632
172,400	Imax Corporation #*	879,240	56,100	Global Industries, Ltd. #	1,164,636
69,200	Jackson Hewitt Tax Service, Inc. *	1,908,536	53,700	Horizon Offshore, Inc. #	859,200
62,550	Joseph A. Bank Clothiers, Inc. #*	2,416,932	120,200	Input/Output, Inc. #*	1,681,598
37,000	Laureate Education, Inc. #	2,184,850	29,600	Lufkin Industries, Inc.	1,841,712
57,600	Life Time Fitness, Inc. #*	2,960,640	59,400	Oil States International, Inc. #*	2,015,442
51,800	Meredith Corporation *	3,000,256	48,200	Parallel Petroleum Corporation #*	1,113,902
71,300	Modine Manufacturing Company	1,649,169	21,300	Penn Virginia Corporation	1,705,065
100,000	New York & Company, Inc. #*	1,397,000	136,162	Petrohawk Energy Corporation #*	1,967,541
42,600	Oxford Industries, Inc. *	1,977,492	47,600	Petroleum Development
70,825	Pool Corporation *	2,842,207		Corporation #*	2,475,200
135,700	Quiksilver, Inc. #*	1,804,810	76,728	Range Resources Corporation *	2,804,408
48,400	R.H. Donnelley Corporation #*	3,779,556	47,300	Southwestern Energy Company #	1,986,600
85,100	RARE Hospitality		48,800	Superior Energy Services, Inc. #	1,772,904
	International, Inc. #	2,478,112	37,600	Teekay Shipping Corporation *	2,242,840
90,500	Scientific Games Corporation #*	3,012,745	42,700	Tesco Corporation #	1,263,920

56,550	Shuffle Master, Inc. #*	963,046		Total Energy	34,019,780

85,700	Sonic Corporation #*	1,923,108
66,200	Steiner Leisure, Ltd. #	3,209,376	Financials (15.0%)
62,900	Talbots, Inc. *	1,478,150	62,900	Acadia Realty Trust *‡	1,690,752
158,300	Texas Roadhouse, Inc. #*	2,314,346	49,050	Affiliated Managers Group, Inc. #*	5,769,752
47,300	Tractor Supply Company #*	2,447,302	38,200	Alabama National
80,400	WMS Industries, Inc. #*	3,204,744		BanCorporation ‡	2,392,084
81,000	Wolverine World Wide, Inc.	2,314,980	58,600	Argonaut Group, Inc. #‡	1,969,546

	Total Consumer		112,300	Assured Guaranty, Ltd. *	3,167,983
	Discretionary	75,524,377	65,400	BioMed Realty Trust, Inc. ‡	1,877,634

			33,411	BOK Financial Corporation *	1,714,987
Consumer Staples (3.5%)			94,000	CastlePoint Holdings, Ltd.	1,433,500
155,000	Casey’s General Stores, Inc.	3,898,250	75,300	Center Financial Corporation *	1,231,908
50,700	Central Garden & Pet Company #*	726,024	57,500	Delphi Financial Group, Inc.	2,455,250
45,700	Dean Foods Company	1,664,851	54,700	Digital Realty Trust, Inc.	2,212,615

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Small Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (93.3%)	Value	Shares	Common Stock (93.3%)	Value

Financials — continued			37,500	BioMarin Pharmaceutical, Inc. #*	$606,000
82,400	Dollar Financial Corporation #*	$2,401,136	12,200	Bio-Rad Laboratories, Inc. #	863,394
16,400	EastGroup Properties, Inc. *	821,804	48,300	Cubist Pharmaceuticals, Inc. #*	1,036,035
53,400	Endurance Specialty		54,100	Cytyc Corporation #	1,905,943
	Holdings, Ltd.	1,998,228	20,500	Dade Behring Holdings, Inc.	1,006,755
104,000	FelCor Lodging Trust, Inc.	2,655,120	147,200	Dexcom, Inc. #*	1,173,184
22,700	First Industrial Realty Trust, Inc. *	994,033	71,100	Diversa Corporation #*	516,897
79,500	First State Bancorporation *	1,662,345	71,100	ev3, Inc. #*	1,269,135
53,900	Glimcher Realty Trust *	1,455,839	58,700	HealthExtras, Inc. #	1,816,765
35,800	Greenhill & Company, Inc. *	2,264,350	39,700	Hologic, Inc. #*	2,284,735
74,350	HCC Insurance Holdings, Inc.	2,279,571	13,400	Integra LifeSciences Holdings
50,400	Hilb, Rogal and Hobbs Company	2,189,880		Corporation #*	610,638
59,600	iShares Russell Microcap		53,500	inVentiv Health, Inc. #	2,030,325
	Index Fund *	3,559,908	52,800	Inverness Medical
45,973	Mercantile Bank Corporation	1,239,437		Innovations, Inc. #*	2,114,640
69,300	Nationwide Health Properties, Inc.	2,221,758	40,400	Kindred Healthcare, Inc. #*	1,410,768
159,010	Nexity Financial Corporation #	1,863,597	54,500	K-V Pharmaceutical Company #*	1,417,545
73,300	Philadelphia Consolidated		47,700	Kyphon, Inc. #*	2,223,297
	Holding Corporation #	3,181,220	43,200	LCA-Vision, Inc. *	1,813,104
103,500	Platinum Underwriters		52,400	LHC Group, Inc. #*	1,341,440
	Holdings, Ltd.	3,541,770	53,200	LifePoint Hospitals, Inc. #	1,942,332
44,500	Portfolio Recovery		73,100	Medarex, Inc. #*	1,000,739
	Associates, Inc. #*	2,476,425	79,600	NuVasive, Inc. #*	2,051,292
43,400	Potlatch Corporation *	1,883,126	71,900	Omnicell, Inc. #	1,649,386
158,500	PowerShares Zacks		32,000	Orthofix International NV #	1,686,400
	Micro Cap Portfolio	2,892,625	59,500	Owens & Minor, Inc.	2,103,325
66,800	ProAssurance Corporation #*	3,596,512	46,100	Pediatrix Medical Group, Inc. #	2,630,005
53,900	Senior Housing Property Trust *	1,230,537	73,700	PSS World Medical, Inc. #*	1,481,370
11,800	SL Green Realty Corporation	1,662,620	18,500	Psychiatric Solutions, Inc. #*	648,795
15,400	Sovran Self Storage, Inc.	851,004	16,800	Respironics, Inc. #	684,768
63,600	Strategic Hotel Capital, Inc.	1,376,940	50,500	STERIS Corporation *	1,290,780
42,900	Tower Group, Inc. *	1,316,601	53,800	Symbion, Inc. #	1,179,296
83,500	United Community Banks, Inc. *	2,468,260	45,000	Syneron Medical, Ltd. #*	1,133,550
44,800	U-Store-It Trust	824,768	81,400	Tercica, Inc. #*	488,400
79,877	Washington Federal, Inc.	1,893,884	59,300	Thoratec Corporation #*	1,163,466
25,400	Washington Real Estate		68,800	Trizetto Group, Inc. #*	1,340,224
	Investment Trust *	961,644	20,100	Universal Health Services, Inc.	1,220,472
37,400	Westamerica Bancorporation *	1,751,442	41,700	Varian, Inc. #	2,416,932

	Total Financials	85,432,395	66,400	VCA Antech, Inc. #	2,618,152

			38,200	ViroPharma, Inc. #*	576,056
Health Care (10.8%)			24,850	Wellcare Health Plans, Inc. #*	2,002,662
39,700	Affymetrix, Inc. #*	1,042,919	24,800	West Pharmaceutical
49,200	Allscripts Healthcare			Services, Inc. *	1,234,296

	Solutions, Inc. #*	1,301,340		Total Health Care	61,575,749

70,400	American Medical Systems
	Holdings, Inc. #*	1,248,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Small Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (93.3%)	Value	Shares	Common Stock (93.3%)	Value

Industrials (17.0%)			67,000	Avocent Corporation #*‡	$1,876,670
99,100	AirTran Holdings, Inc. #*	$1,091,091	104,300	Axcelis Technologies, Inc. #*‡	797,895
81,200	American Commercial		164,700	BEA Systems, Inc. #	1,941,813
	Lines, Inc. #*	2,392,964	75,700	Benchmark Electronics, Inc. #*	1,603,326
69,100	Baldor Electric Company	2,721,849	333,900	Brocade Communications #‡	3,262,203
43,300	BE Aerospace, Inc. #	1,586,945	46,500	Business Objects SA ADR #	1,744,215
93,000	CLARCOR, Inc. *	2,933,220	35,600	CACI International, Inc. #*	1,627,988
39,300	Consolidated Graphics, Inc. #	2,957,325	199,000	CNET Networks, Inc. #*	1,677,570
103,200	Dayton Superior Corporation #	1,042,320	40,613	Cymer, Inc. #	1,645,233
83,800	DRS Technologies, Inc. *	4,215,978	67,400	Cypress Semiconductor
33,200	Flowserve Corporation	2,025,532		Corporation #*	1,538,068
57,200	FTI Consulting, Inc. #*	2,103,244	35,850	Diodes, Inc. #*	1,323,582
22,900	Gardner Denver, Inc. #	865,620	224,200	ECI Telecom, Ltd. #	1,874,312
62,300	GATX Corporation *	3,053,323	63,600	Emulex Corporation #	1,334,328
132,006	Genesee & Wyoming, Inc. #*	3,589,243	151,200	Entrust, Inc. #	567,000
48,100	Genlyte Group, Inc. #	3,752,281	62,073	Euronet Worldwide, Inc. #*	1,728,733
37,600	Houston Wire &		77,544	FLIR Systems, Inc. #*	3,139,757
	Cable Company #*	1,108,448	65,300	Global Payments, Inc.	2,480,094
86,700	Hub Group, Inc. #	3,121,200	132,900	Informatica Corporation #	1,956,288
38,900	Huron Consulting Group, Inc. #*	2,355,395	128,600	Insight Enterprises, Inc. #	2,548,852
91,350	IDEX Corporation	4,793,134	96,500	Integrated Device
62,200	Innerworkings, Inc. #*	763,194		Technology, Inc. #	1,445,570
182,400	Interface, Inc.	3,073,440	220,100	Ixia #	1,888,458
116,400	Interline Brands, Inc. #*	2,544,504	131,500	J2 Global Communication, Inc. #*	3,781,940
47,700	Jacobs Engineering Group, Inc. #	2,405,511	59,650	Kronos, Inc. #*	3,255,100
99,100	JB Hunt Transport Services, Inc. *	2,681,646	173,600	Micrel, Inc. #	2,178,680
83,300	JetBlue Airways Corporation #*	825,503	40,964	MoneyGram International, Inc. *	1,164,607
111,700	Kforce, Inc. #	1,533,641	224,600	MPS Group, Inc. #	3,074,774
78,100	Kirby Corporation #	2,952,180	110,200	Nanometrics, Inc. #*	710,790
53,800	Landstar System, Inc.	2,599,078	125,900	Packeteer, Inc. #*	1,196,050
62,200	Manitowoc Company, Inc.	4,243,906	137,040	Parametric Technology
36,700	McGrath Rentcorp	1,106,505		Corporation #*	2,435,201
81,500	Pall Corporation	3,418,925	135,900	Photronics, Inc. #*	2,045,295
59,300	Roper Industries, Inc. *	3,324,358	45,200	Polycom, Inc. #	1,505,160
68,700	SkyWest, Inc. *	1,869,327	243,000	Powerwave Technologies, Inc. #*	1,513,890
102,150	Standard Parking Corporation #*	3,445,520	88,000	Progress Software Corporation #	2,651,440
97,400	Ultrapetrol Bahamas, Ltd. #*	2,045,400	92,600	QLogic Corporation #*	1,655,688
37,400	URS Corporation #	1,634,380	204,900	Sapient Corporation #*	1,481,427
37,800	Washington Group		73,700	ScanSource, Inc. #*	2,116,664
	International, Inc. #	2,529,576	120,000	Silicon Image, Inc. #	1,051,200
144,525	Waste Connections, Inc. #*	4,504,844	51,400	Sybase, Inc. #	1,243,366
72,300	Watson Wyatt Worldwide, Inc.	3,407,499	246,200	TIBCO Software, Inc. #	2,245,344

	Total Industrials	96,618,049	164,600	Trimble Navigation, Ltd. #	4,720,728

			67,250	Varian Semiconductor Equipment
Information Technology (17.0%)				Associates, Inc. #*	4,462,710
53,600	ADTRAN, Inc. *‡	1,364,120	85,400	ViaSat, Inc. #*	2,929,220
94,958	Avnet, Inc. #*‡	3,883,782	138,800	webMethods, Inc. #*	1,261,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Small Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (93.3%)	Value	Shares	Common Stock (93.3%)	Value

Information Technology — continued			Telecommunications Services (1.2%)
193,200	Wind River Systems, Inc. #	$1,899,156	78,600	Eschelon Telecom, Inc. #*	$2,302,194
75,000	Zebra Technologies		165,650	Iowa Telecommunications
	Corporation #*	2,984,250		Services, Inc. *	3,364,352

	Total Information		50,900	Time Warner Telecom, Inc. #	1,043,450

	Technology	96,814,229		Total Telecommunications Services

				6,709,996

Materials (6.6%)
63,300	Airgas, Inc.	2,820,015	Utilities (2.9%)
84,700	Albemarle Corporation	3,595,515	51,400	AGL Resources, Inc.	2,237,956
39,800	AptarGroup, Inc.	2,915,350	53,200	Cleco Corporation	1,492,792
41,606	Bemis Company, Inc. *	1,382,151	90,500	Piedmont Natural Gas
31,957	Century Aluminum Company #*	1,511,886		Company, Inc. *	2,388,295
89,100	Commercial Metals Company *	2,987,523	81,200	PNM Resources, Inc.	2,643,060
34,500	Eagle Materials, Inc. *	1,539,045	50,200	UniSource Energy Corporation	1,928,182
46,300	Lubrizol Corporation	2,775,222	95,100	Vectren Corporation *	2,764,557
147,000	RPM International, Inc. *	3,126,690	98,900	Westar Energy, Inc.	2,692,058

30,400	RTI International Metals, Inc. #	2,865,808		Total Utilities	16,146,900

80,400	Silgan Holdings, Inc.	4,613,352

91,900	Steel Dynamics, Inc.	4,072,089		Total Common Stock
74,800	Stillwater Mining Company #	1,151,920		(cost $422,733,577)	530,482,067

29,100	Texas Industries, Inc. *	2,216,547

	Total Materials	37,573,113

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.5%)		Rate (+)	Date	Value

127,759,257	Thrivent Financial Securities Lending Trust		5.330%	N/A	$127,759,257

	Total Collateral Held for Securities Loaned
	(cost $127,759,257)				127,759,257

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Small Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (7.0%)			Rate (+)	Date	Value

$12,100,000	BP Capital Markets plc			5.300%	5/1/2007	$12,100,000
1,100,000	Federal National Mortgage Association ‡			5.079	7/16/2007	1,088,179
24,977,130	Thrivent Money Market Fund			5.030	N/A	24,977,130
1,740,000	Thunder Bay Funding, Inc.			5.280	5/15/2007	1,736,427

		Total Short-Term Investments (cost $39,901,762)				39,901,736

		Total Investments (cost $590,394,596) 122.8%				$698,143,060

		Other Assets and Liabilities, Net (22.8%)				(129,602,176)

		Total Net Assets 100.0%				$568,540,884

		Number of		Notional
		Contracts	Expiration	Principal		Unrealized
Futures		Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Index Futures		22	June 2007	$8,893,410	$9,007,900	$114,490

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $1,088,179 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $14,862,010 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$116,780,168
Gross unrealized depreciation	(9,031,704)

Net unrealized appreciation (depreciation)	$107,748,464
Cost for federal income tax purposes	$590,394,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Discretionary (14.2%)			2,000	Kellwood Company *	$56,360
1,200	4Kids Entertainment, Inc. #*	$19,524	1,300	Keystone Automotive
3,775	Aaron Rents, Inc. *	107,097		Industries, Inc. #	43,238
2,300	Arbitron, Inc. *	113,344	2,200	K-Swiss, Inc.	63,536
1,000	Arctic Cat, Inc. *	17,800	1,200	Landry’s Restaurants, Inc. *	35,640
1,500	Ashworth, Inc. #	12,435	4,300	La-Z-Boy, Inc. *	50,267
1,400	Audiovox Corporation #*	20,146	1,200	Libbey, Inc. *	22,380
1,200	Bassett Furniture Industries, Inc. *	16,992	1,300	Lithia Motors, Inc.	35,035
1,100	Blue Nile, Inc. #*	51,766	5,200	Live Nation, Inc. #	105,508
2,000	Bright Horizons Family		3,600	LKQ Corporation #*	81,288
	Solutions, Inc. #	77,240	800	M/I Homes, Inc. *	23,784
3,350	Brown Shoe Company, Inc.	90,383	1,700	Marcus Corporation *	36,941
2,300	Building Materials Holding		1,500	MarineMax, Inc. #*	29,745
	Corporation *	33,396	4,200	Men’s Wearhouse, Inc.	181,734
1,500	California Pizza Kitchen, Inc. #*	50,115	1,700	Meritage Homes Corporation #*	59,177
2,450	Cato Corporation	52,944	900	Midas, Inc. #	19,665
2,650	CEC Entertainment, Inc. #	110,426	2,200	Monaco Coach Corporation *	33,726
6,200	Champion Enterprises, Inc. #*	63,736	800	Monarch Casino & Resort, Inc. #	21,336
1,800	Children’s Place Retail Stores, Inc. #	95,166	1,500	Movado Group, Inc. *	49,380
3,000	Christopher & Banks Corporation *	51,930	2,300	Multimedia Games, Inc. #*	25,760
5,300	CKE Restaurants, Inc. *	107,643	500	National Presto Industries, Inc.	29,545
1,500	Coachmen Industries, Inc.	15,510	2,500	Nautilus Group, Inc. *	34,525
2,100	Coinstar, Inc. #*	65,289	1,900	O’Charley’s, Inc. #	40,109
1,900	Cost Plus, Inc. #*	18,525	1,100	Oxford Industries, Inc.	51,062
500	CPI Corporation *	28,755	2,000	P.F. Chang’s China Bistro, Inc. #*	76,500
2,600	Crocs, Inc. #	145,288	2,500	Panera Bread Company #*	139,225
800	Deckers Outdoor Corporation #	60,584	1,800	Papa John’s International, Inc. #	55,278
3,600	Dress Barn, Inc. #*	71,676	1,000	Peet’s Coffee & Tea, Inc. #*	25,940
1,400	Drew Industries, Inc. #*	40,278	4,300	Pep Boys — Manny, Moe & Jack	80,195
2,500	Ethan Allen Interiors, Inc. *	88,250	2,100	PetMed Express, Inc. #*	23,163
3,400	Finish Line, Inc. *	44,846	4,700	Pinnacle Entertainment, Inc. #	131,976
5,300	Fleetwood Enterprises, Inc. #*	44,149	2,800	Polaris Industries, Inc. *	141,484
3,500	Fossil, Inc. #*	98,595	3,875	Pool Corporation *	155,504
3,300	Fred’s, Inc. *	47,652	700	Pre-Paid Legal Services, Inc. #*	39,935
1,700	Genesco, Inc. #*	86,156	9,900	Quiksilver, Inc. #*	131,670
2,000	Group 1 Automotive, Inc. *	82,000	7,100	Radio One, Inc. #	50,126
2,200	Guitar Center, Inc. #*	101,860	2,400	RARE Hospitality
2,400	Gymboree Corporation #	91,632		International, Inc. #	69,888
1,800	Haverty Furniture Companies, Inc. *	22,968	1,600	RC2 Corporation #	63,776
2,550	Hibbett Sports, Inc. #	74,332	1,200	Red Robin Gourmet Burgers, Inc. #	47,520
3,575	Hot Topic, Inc. #*	40,362	1,100	Russ Berrie and Company, Inc. #	16,533
1,200	IHOP Corporation	70,704	1,400	Ruth’s Chris Steak House, Inc. #	27,790
2,800	Jack in the Box, Inc. #	186,536	3,950	Select Comfort Corporation #*	73,233
2,100	JAKKS Pacific, Inc. #*	50,463	2,775	Shuffle Master, Inc. #*	47,258
2,010	Jo-Ann Stores, Inc. #	60,200	2,100	Skechers USA, Inc. #	65,940
1,350	Joseph A. Bank Clothiers, Inc. #*	52,164	600	Skyline Corporation	19,710
4,200	K2, Inc. #*	63,378	2,400	Sonic Automotive, Inc. *	68,616

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Discretionary — continued			1,200	Sanderson Farms, Inc. *	$47,436
5,575	Sonic Corporation #*	$125,103	1,700	Spartan Stores, Inc.	43,792
3,500	Stage Stores, Inc.	77,175	3,200	Spectrum Brands, Inc. #*	22,272
1,500	Stamps.com, Inc. #	21,165	2,500	TreeHouse Foods, Inc. #	75,350
900	Standard Motor Products, Inc.	16,497	3,400	United Natural Foods, Inc. #*	106,046
5,200	Standard Pacific Corporation *	108,420	700	USANA Health Sciences, Inc. #*	27,888
2,400	Steak n Shake Company #	38,808	1,400	WD-40 Company	48,412

2,100	Stein Mart, Inc. *	34,230		Total Consumer Staples	2,140,471

3,000	Stride Rite Corporation	42,300
1,500	Sturm, Ruger & Company, Inc. #*	19,365	Energy (6.3%)
1,900	Superior Industries		2,000	Atwood Oceanics, Inc. #*	125,800
	International, Inc. *	43,415	1,800	Bristow Group, Inc. #*	67,680
2,600	Tractor Supply Company #*	134,524	7,600	Cabot Oil & Gas Corporation ‡	276,792
5,300	Triarc Companies, Inc. *	86,231	1,600	Carbo Ceramics, Inc. *	69,520
2,400	Tuesday Morning Corporation *	33,504	1,900	Dril-Quip, Inc. #*	95,950
2,400	Tween Brands, Inc. #*	93,984	7,115	Helix Energy Solutions
1,100	UniFirst Corporation	46,288		Group, Inc. #*	272,220
1,800	Universal Technical Institute, Inc. #*	45,126	1,700	Hornbeck Offshore Services, Inc. #*	53,771
700	Vertrue, Inc. #*	33,124	1,400	Hydril Company #	135,548
2,600	Winnebago Industries, Inc. *	83,356	5,600	Input/Output, Inc. #*	78,344
1,800	WMS Industries, Inc. #*	71,748	2,500	Lone Star Technologies, Inc. #	166,025
4,450	Wolverine World Wide, Inc.	127,181	1,200	Lufkin Industries, Inc.	74,664
3,900	Zale Corporation #*	108,849	6,400	Massey Energy Company *	172,352

	Total Consumer		4,400	Oceaneering International, Inc. #*‡	209,176
	Discretionary	6,915,629	1,500	Penn Virginia Corporation	120,075

			1,100	Petroleum Development
Consumer Staples (4.4%)				Corporation #*	57,200
7,100	Alliance One International, Inc. #	69,651	1,600	SEACOR Holdings, Inc. #*	152,448
4,100	Casey’s General Stores, Inc. *	103,115	5,100	St. Mary Land &
5,800	Central Garden & Pet Company #*	83,056		Exploration Company	186,762
1,500	Chattem, Inc. #*	85,710	2,200	Stone Energy Corporation #	65,186
6,000	Corn Products International, Inc.	238,920	2,300	Swift Energy Company #*	93,495
2,900	Delta & Pine Land Company	119,596	5,700	TETRA Technologies, Inc. #	150,993
4,275	Flowers Foods, Inc. *	133,337	3,600	Unit Corporation #	205,740
1,500	Great Atlantic & Pacific Tea		2,300	W-H Energy Services, Inc. #	124,453
	Company, Inc. #*	48,285	2,200	World Fuel Services Corporation *	101,662

3,200	Hain Celestial Group, Inc. #	96,096		Total Energy	3,055,856

1,000	J & J Snack Foods Corporation	38,970
2,400	Lance, Inc. *	53,112	Financials (15.7%)
2,200	Longs Drug Stores Corporation	120,428	2,500	Acadia Realty Trust ‡	67,200
1,200	Mannatech, Inc. *	18,552	1,500	Anchor BanCorp Wisconsin, Inc. *	40,380
1,000	Nash Finch Company *	38,970	6,200	Bank Mutual Corporation *‡	73,098
4,600	NBTY, Inc. #	227,286	4,000	BankAtlantic Bancorp, Inc. *	38,560
2,800	Performance Food		2,600	BankUnited Financial Corporation *	56,290
	Group Company #*	87,500	2,900	Boston Private Financial
4,500	Playtex Products, Inc. #*	68,490		Holdings, Inc. *	80,649
2,100	Ralcorp Holdings, Inc. #	138,201	5,700	Brookline Bancorp, Inc. *	67,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Financials — continued			1,600	LTC Properties, Inc.	$40,112
2,200	Cascade Bancorp *	$47,168	2,200	MAF Bancorp, Inc.	88,330
2,300	Cash America International, Inc.	99,268	4,100	Medical Properties Trust, Inc. *	58,384
2,500	Central Pacific		1,900	Mid-America Apartment
	Financial Corporation	85,900		Communities, Inc.	102,505
3,975	Chittenden Corporation	115,514	1,900	Nara Bancorp, Inc.	31,369
3,800	Colonial Properties Trust	188,518	5,300	National Retail Properties, Inc.	126,935
2,500	Community Bank System, Inc. *	51,250	1,300	Parkway Properties, Inc. *	68,900
2,700	Corus Bankshares, Inc. *	45,387	4,500	Philadelphia Consolidated
3,500	Delphi Financial Group, Inc.	149,450		Holding Corporation #	195,300
2,450	Dime Community Bancshares	32,610	1,400	Piper Jaffray Companies #	89,334
1,500	Downey Financial Corporation *	100,425	1,200	Portfolio Recovery
5,000	East West Bancorp, Inc. *	199,300		Associates, Inc. #*	66,780
1,800	EastGroup Properties, Inc.	90,198	1,900	Presidential Life Corporation	36,119
2,100	Entertainment Properties Trust	126,882	1,300	PrivateBancorp, Inc. *	42,679
1,800	Essex Property Trust, Inc. *	231,948	2,600	ProAssurance Corporation #	139,984
2,300	Financial Federal Corporation *	60,444	2,800	Prosperity Bancshares, Inc.	97,132
6,700	First BanCorp	84,018	2,555	Provident Bankshares Corporation	81,862
2,200	First Cash Financial Services, Inc. #	50,556	1,200	PS Business Parks, Inc.	82,680
5,700	First Commonwealth		2,500	Rewards Network, Inc. #*	9,900
	Financial Corporation *	63,441	1,500	RLI Corporation *	83,535
2,900	First Financial Bancorp *	43,210	1,100	Safety Insurance Group, Inc. *	44,066
1,100	First Indiana Corporation	21,362	700	SCPIE Holdings, Inc. #*	15,281
4,500	First Midwest Bancorp, Inc. *	161,730	4,600	Selective Insurance Group, Inc.	119,968
2,400	First Republic Bank	129,840	6,000	Senior Housing Property Trust *	136,980
1,200	FirstFed Financial Corporation #*	73,776	6,100	South Financial Group, Inc.	138,043
3,700	Flagstar Bancorp, Inc. *	43,660	1,500	Sovran Self Storage, Inc.	82,890
1,800	Franklin Bank Corporation #*	28,080	1,800	Sterling Bancorp	31,158
5,400	Fremont General Corporation *	40,770	6,275	Sterling Bancshares, Inc.	71,723
2,900	Frontier Financial Corporation *	72,065	4,120	Sterling Financial Corporation	121,458
4,200	Glacier Bancorp, Inc.	90,216	1,400	Stewart Information
3,600	Hanmi Financial Corporation	59,076		Services Corporation	56,308
2,900	Hilb, Rogal and Hobbs Company	126,005	4,300	Susquehanna Bancshares, Inc.	95,804
1,785	Independent Bank Corporation	29,452	2,089	SWS Group, Inc. *	54,293
1,500	Infinity Property &		2,400	Tanger Factory Outlet Centers, Inc. *	97,296
	Casualty Corporation	69,765	2,200	Tradestation Group, Inc. #	26,796
5,200	Inland Real Estate Corporation *	94,588	900	Triad Guaranty, Inc. #*	39,789
3,400	Investment Technology		7,633	TrustCo Bank Corporation NY *	69,995
	Group, Inc. #*	128,656	8,100	UCBH Holdings, Inc. *	145,476
1,900	Irwin Financial Corporation	30,457	5,200	Umpqua Holdings Corporation *	129,688
2,600	Kilroy Realty Corporation	197,418	3,300	United Bankshares, Inc.	110,550
2,200	Kite Realty Group Trust	44,000	2,900	United Community Banks, Inc.	85,724
4,400	LaBranche & Company, Inc. #*	35,816	1,600	United Fire & Casual Company *	58,800
1,400	LandAmerica Financial		5,375	Whitney Holding Corporation	165,389
	Group, Inc. *	112,490	1,600	Wilshire Bancorp, Inc. *	22,016
5,800	Lexington Corporate		1,900	Wintrust Financial Corporation	81,662
	Properties Trust	121,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Financials — continued			1,500	Integra LifeSciences
1,394	World Acceptance Corporation #*	$59,844		Holdings Corporation #	$68,355
3,000	Zenith National Insurance		2,600	Invacare Corporation *	48,464
	Corporation *	138,750	2,300	inVentiv Health, Inc. #*	87,285

	Total Financials	7,641,579	900	Kendle International, Inc. #*	30,672

			900	Kensey Nash Corporation #*	23,148
Health Care (11.8%)			1,600	LCA-Vision, Inc. *	67,152
3,800	Allscripts Healthcare		1,700	Matria Healthcare, Inc. #*	49,266
	Solutions, Inc. #*	100,510	3,300	Mentor Corporation	128,403
2,600	Alpharma, Inc. ‡	63,180	1,700	Meridian Bioscience, Inc.	50,541
2,033	Amedisys, Inc. #	63,745	2,400	Merit Medical Systems, Inc. #*	27,672
5,700	American Medical Systems		6,300	MGI Pharma, Inc. #	138,726
	Holdings, Inc. #*	101,061	2,000	Noven Pharmaceuticals, Inc. #*	46,820
4,300	AMERIGROUP Corporation #‡	120,959	2,850	Odyssey Healthcare, Inc. #	38,019
2,600	AMN Healthcare Services, Inc. #	63,310	2,400	Option Care, Inc. *	32,784
2,400	AmSurg Corporation #*	55,080	1,500	Osteotech, Inc. #	11,400
1,000	Analogic Corporation *	61,300	3,300	Owens & Minor, Inc. *	116,655
2,400	ArQule, Inc. #*	21,072	1,500	Palomar Medical
2,100	ArthroCare Corporation #*	86,646		Technologies, Inc. #*	61,410
2,100	BioLase Technology, Inc. #*	13,650	2,100	PAREXEL International
1,200	Biosite, Inc. #	111,000		Corporation #*	82,488
1,300	Bradley Pharmaceuticals, Inc. #*	25,519	3,900	Pediatrix Medical Group, Inc. #	222,495
2,200	Cambrex Corporation *	53,372	1,300	Pharmnet Development Group #*	35,477
3,400	Centene Corporation #*	70,754	1,800	PolyMedica Corporation	72,792
2,000	Chemed Corporation *	100,600	1,500	Possis Medical, Inc. #	19,410
2,200	CONMED Corporation #*	66,704	5,300	PSS World Medical, Inc. #	106,530
3,600	Cooper Companies, Inc. *	183,960	5,200	Regeneron Pharmaceuticals, Inc. #	141,440
1,800	Cross Country Healthcare, Inc. #*	35,442	1,400	RehabCare Group, Inc. #	22,932
1,950	CryoLife, Inc. #*	19,208	5,800	Respironics, Inc. #	236,408
1,700	Cyberonics, Inc. #*	37,162	3,700	Savient Pharmaceuticals, Inc. #*	42,550
900	Datascope Corporation	33,345	2,300	Sciele Pharma, Inc. #*	56,856
3,600	Dendrite International, Inc. #	57,240	4,600	Sierra Health Services, Inc. #	190,532
1,800	Digene Corporation #	82,530	3,600	Sunrise Senior Living, Inc. #*	137,844
1,500	Dionex Corporation #	103,500	1,200	SurModics, Inc. #*	48,756
1,800	DJO, Inc. #*	70,308	2,900	Symmetry Medical, Inc. #	49,271
2,522	Enzo Biochem, Inc. #*	42,395	2,800	Theragenics Corporation #*	16,856
1,500	Genesis Healthcare Corporation #	96,000	2,500	Viasys Healthcare, Inc. #	80,050
2,300	Gentiva Health Services, Inc. #*	43,056	5,500	ViroPharma, Inc. #	82,940
1,800	Greatbatch Technologies, Inc. #	52,254	600	Vital Signs, Inc.	34,236

2,200	Haemonetics Corporation #	105,248		Total Health Care	5,753,640

2,300	HealthExtras, Inc. #*	71,185
2,800	Healthways, Inc. #*	118,776	Industrials (17.5%)
4,200	Hologic, Inc. #*	241,710	1,800	A.O. Smith Corporation	68,580
6,200	Hooper Holmes, Inc. #*	27,280	1,600	A.S.V., Inc. #*	24,288
1,100	ICU Medical, Inc. #*	45,925	2,900	AAR Corporation #*	88,566
2,500	IDEXX Laboratories, Inc. #	225,425	3,500	ABM Industries, Inc.	98,490
5,412	Immucor, Inc. #	176,594	3,400	Acuity Brands, Inc. ‡	201,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Industrials — continued			2,100	Kaydon Corporation *	$99,813
1,800	Administaff, Inc. ‡	$59,742	4,100	Kirby Corporation #	154,980
2,200	Albany International Corporation *	84,260	4,725	Knight Transportation, Inc. *	91,996
800	Angelica Corporation	20,832	3,900	Labor Ready, Inc. #	84,630
2,300	Apogee Enterprises, Inc. *	55,384	4,400	Landstar System, Inc.	212,564
2,975	Applied Industrial Technologies, Inc.	79,938	500	Lawson Products, Inc.	17,875
1,100	Applied Signal Technology, Inc. *	18,337	4,600	Lennox International, Inc.	155,526
2,000	Arkansas Best Corporation *	78,800	900	Lindsay Manufacturing Company *	27,495
2,400	Armor Holdings, Inc. #‡	171,600	1,300	Lydall, Inc. #	18,902
1,500	Astec Industries, Inc. #*	61,050	2,700	MagneTek, Inc. #*	12,285
3,300	Baldor Electric Company *	129,987	4,900	Manitowoc Company, Inc.	334,325
3,300	Barnes Group, Inc.	80,190	2,800	Mesa Air Group, Inc. #*	18,928
3,425	Belden CDT, Inc. *	191,389	2,800	Mobile Mini, Inc. #*	83,916
2,600	Bowne & Company, Inc.	43,368	3,325	Moog, Inc. #	141,379
4,200	Brady Corporation *	138,012	3,000	Mueller Industries, Inc.	98,400
4,000	Briggs & Stratton Corporation *	118,680	1,500	NCI Building Systems, Inc. #*	74,955
2,200	C&D Technologies, Inc. #*	11,066	2,200	Old Dominion Freight Line #	65,032
700	Cascade Corporation	43,379	2,900	On Assignment, Inc. #*	32,422
1,000	CDI Corporation *	29,620	2,400	Regal-Beloit Corporation	110,688
1,300	Central Parking Corporation *	29,094	1,200	Robbins & Myers, Inc.	46,116
2,050	Ceradyne, Inc. #*	120,642	1,400	School Specialty, Inc. #*	46,172
4,200	CLARCOR, Inc. *	132,468	6,400	Shaw Group, Inc. #	207,552
900	Consolidated Graphics, Inc. #*	67,725	3,000	Simpson Manufacturing
1,300	Cubic Corporation	26,169		Company, Inc. *	96,510
3,500	Curtiss-Wright Corporation *	150,815	5,100	SkyWest, Inc.	138,771
1,300	EDO Corporation *	35,750	4,700	Spherion Corporation #*	40,185
2,500	EGL, Inc. #	99,200	1,300	Standard Register Company	16,198
2,500	EMCOR Group, Inc. #*	156,725	1,100	Standex International Corporation	30,096
1,700	EnPro Industries, Inc. #*	64,022	2,800	Teledyne Technologies, Inc. #*	123,508
2,000	Esterline Technologies Corporation #	83,460	4,600	Tetra Tech, Inc. #*	95,772
2,500	Forward Air Corporation *	76,275	3,100	Toro Company	155,775
3,500	Frontier Airlines Holdings, Inc. #*	20,720	2,200	Tredegar Corporation *	51,414
1,600	G & K Services, Inc.	55,840	1,300	Triumph Group, Inc. *	79,053
4,200	Gardner Denver, Inc. #	158,760	2,200	United Stationers, Inc. #	130,944
4,700	GenCorp, Inc. #*	62,604	1,400	Universal Forest Products, Inc.	65,044
2,120	Griffon Corporation #*	50,859	4,100	URS Corporation #	179,170
2,150	Healthcare Services Group, Inc. *	60,200	1,300	Valmont Industries, Inc.	81,744
5,001	Heartland Express, Inc. *	86,167	1,600	Viad Corporation	65,344
1,400	Heidrick & Struggles		1,700	Vicor Corporation	18,224
	International, Inc. #*	66,052	950	Volt Information Sciences, Inc. #*	24,282
3,100	Hub Group, Inc. #	111,600	2,500	Wabash National Corporation *	38,900
4,350	IDEX Corporation	228,244	5,475	Waste Connections, Inc. #	170,656
2,100	Insituform Technologies, Inc. #*	42,840	2,000	Watsco, Inc. *	106,340
4,300	Interface, Inc.	72,455	3,400	Watson Wyatt Worldwide, Inc.	160,242
2,000	John H. Harland Company	105,200	2,300	Watts Water Technologies, Inc. *	93,150
1,800	Kaman Corporation	44,640	2,300	Woodward Governor Company	113,505

6,100	Kansas City Southern, Inc. #*	226,615		Total Industrials	8,542,485

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Information Technology (17.0%)			3,300	Exar Corporation #*	$44,484
2,200	Actel Corporation #	$32,208	3,000	FactSet Research Systems, Inc. *	184,530
10,200	Adaptec, Inc. #*	39,372	2,000	FEI Company #*	74,400
2,700	Advanced Energy Industries, Inc. #	66,150	5,100	FLIR Systems, Inc. #*	206,499
6,000	Aeroflex, Inc. #‡	84,240	1,900	Gerber Scientific, Inc. #*	19,019
2,300	Agilysys, Inc.	48,369	2,100	Gevity HR, Inc.	39,165
2,400	Anixter International, Inc. #*	171,840	4,000	Global Imaging Systems, Inc. #	115,560
3,000	ANSYS, Inc. #*	153,600	6,400	Harmonic, Inc. #*	52,928
8,700	Arris Group, Inc. #*	128,934	2,100	Hutchinson Technology, Inc. #*	39,900
2,900	ATMI, Inc. #‡	89,697	6,900	Informatica Corporation #	101,568
3,247	Avid Technology, Inc. #*	107,963	2,500	InfoSpace, Inc. #	64,150
8,400	Axcelis Technologies, Inc. #*	64,260	3,850	Insight Enterprises, Inc. #	76,307
800	Bankrate, Inc. #*	32,296	1,800	Inter-Tel, Inc. *	45,396
800	Bel Fuse, Inc.	28,320	1,700	Intevac, Inc. #	41,327
2,700	Bell Microproducts, Inc. #*	18,360	2,400	Itron, Inc. #*	161,616
5,750	Benchmark Electronics, Inc. #‡	121,785	3,800	J2 Global Communication, Inc. #*	109,288
1,400	Black Box Corporation	51,016	2,300	JDA Software Group, Inc. #*	40,940
3,300	Blackbaud, Inc.	72,864	3,600	Keane, Inc. #	50,472
1,000	Blue Coat Systems, Inc. #*	35,060	1,100	Keithley Instruments, Inc.	13,200
4,120	Brightpoint, Inc. #*	54,796	2,600	Komag, Inc. #*	71,526
5,953	Brooks Automation, Inc. #*	103,999	6,300	Kopin Corporation #*	21,357
1,800	Cabot Microelectronics		2,550	Kronos, Inc. #*	139,154
	Corporation #*	57,852	4,900	Kulicke and Soffa Industries, Inc. #	48,902
2,300	CACI International, Inc. #	105,179	1,800	Littelfuse, Inc. #*	72,198
2,400	Captaris, Inc. #	14,496	1,400	LoJack Corporation #	25,760
1,100	Catapult Communications		2,200	Manhattan Associates, Inc. #	63,624
	Corporation #	10,868	1,400	ManTech International Corporation # 42,952
3,900	C-COR, Inc. #*	48,048	1,700	MAXIMUS, Inc.	59,398
3,100	Checkpoint Systems, Inc. #	68,169	1,800	Mercury Computer Systems, Inc. #*	24,426
4,800	CIBER, Inc. #	39,120	3,000	Methode Electronics, Inc.	45,240
3,600	Cognex Corporation	77,580	3,100	MICROS Systems, Inc. #	169,880
2,500	Coherent, Inc. #*	78,475	6,000	Microsemi Corporation #*	138,660
1,800	Cohu, Inc. *	37,044	2,900	MIVA, Inc. #*	12,470
1,800	Comtech Telecommunications		2,800	MKS Instruments, Inc. #	75,460
	Corporation #	68,130	1,400	MTS Systems Corporation *	59,514
2,100	Concur Technologies, Inc. #*	37,317	4,200	Napster, Inc. #*	17,052
3,000	CTS Corporation	39,240	1,700	Neoware Systems, Inc. #*	20,128
2,900	Cymer, Inc. #*	117,479	2,700	NETGEAR, Inc. #	90,747
2,500	Daktronics, Inc. *	56,950	2,100	Network Equipment
2,100	Digi International, Inc. #	26,775		Technologies, Inc. #	22,575
1,500	Diodes, Inc. #*	55,380	3,300	Newport Corporation #	51,777
2,900	Ditech Networks, Inc. #	25,230	2,400	Novatel Wireless, Inc. #	43,656
2,300	DSP Group, Inc. #	42,481	1,600	Park Electrochemical Corporation *	44,080
3,700	eFunds Corporation #	103,230	3,300	Paxar Corporation #	99,033
2,400	Electro Scientific Industries, Inc. #	49,440	2,100	PC TEL, Inc. #	20,979
4,700	Epicor Software Corporation #*	68,150	2,400	Pericom Semiconductor
1,000	EPIQ Systems, Inc. #*	23,630		Corporation #	24,024

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Information Technology — continued			2,000	Arch Chemicals, Inc.	$60,440
2,600	Phoenix Technologies, Ltd. #	$18,668	1,500	Brush Engineered Materials, Inc. #*	72,030
1,400	Photon Dynamics, Inc. #	16,828	3,100	Buckeye Technologies, Inc. #	39,277
3,300	Photronics, Inc. #*	49,665	2,500	Caraustar Industries, Inc. #*	17,800
1,600	Planar Systems, Inc. #*	12,048	2,100	Carpenter Technology Corporation	254,877
3,700	Plexus Corporation #	77,552	1,800	Century Aluminum Company #	85,158
3,200	Progress Software Corporation #	96,416	3,800	Chaparral Steel Company	267,900
1,300	Quality Systems, Inc. *	52,611	1,800	Chesapeake Corporation *	26,568
2,100	Radiant Systems, Inc. #*	28,266	3,300	Cleveland-Cliffs, Inc. *	228,657
1,800	RadiSys Corporation #*	27,288	700	Deltic Timber Corporation *	34,965
1,300	Rogers Corporation #	58,942	2,800	Georgia Gulf Corporation *	44,716
1,900	Rudolph Technologies, Inc. #*	32,813	2,300	Gibraltar Industries, Inc.	51,290
2,100	ScanSource, Inc. #*	60,312	4,700	H.B. Fuller Company	120,179
5,300	Secure Computing Corporation #*	42,930	3,400	Headwaters, Inc. #*	73,678
13,200	Skyworks Solutions, Inc. #*	90,948	1,200	Material Sciences Corporation #	11,184
2,100	Sonic Solutions, Inc. #*	27,363	2,198	Myers Industries, Inc.	49,345
1,500	SPSS, Inc. #*	54,990	1,000	Neenah Paper, Inc.	38,200
1,700	Standard Microsystems Corporation #	54,502	2,400	OM Group, Inc. #	126,072
1,200	StarTek, Inc. *	11,532	3,700	OMNOVA Solutions, Inc. #	19,462
1,000	Supertex, Inc. #*	32,750	800	Penford Corporation	15,664
2,300	Sykes Enterprises, Inc. #	42,458	7,600	PolyOne Corporation #	49,856
4,050	Symmetricom, Inc. #*	33,088	1,900	Pope & Talbot, Inc. #*	14,117
2,000	Synaptics, Inc. #	59,920	1,000	Quaker Chemical Corporation	22,860
5,850	Take-Two Interactive		2,975	Quanex Corporation	128,014
	Software, Inc. #*	112,144	2,600	Rock-Tenn Company	99,476
2,350	TALX Corporation *	81,052	1,800	RTI International Metals, Inc. #*	169,686
3,100	Technitrol, Inc.	83,173	2,100	Ryerson, Inc. *	86,394
5,200	THQ, Inc. #*	173,524	1,300	Schweitzer-Mauduit
1,200	Tollgrade Communications, Inc. #	14,340		International, Inc.	35,685
9,400	Trimble Navigation, Ltd. #*	269,592	800	Steel Technologies, Inc.	23,952
1,900	Ultratech, Inc. #*	26,315	2,200	Texas Industries, Inc. *	167,574
5,400	United Online, Inc.	77,922	3,300	Tronox, Inc. *	45,771
4,450	Varian Semiconductor Equipment		3,800	Wausau-Mosinee Paper Corporation	51,148

	Associates, Inc. #*	295,302		Total Materials	2,845,135

2,500	Veeco Instruments, Inc. #*	45,700
1,900	ViaSat, Inc. #	65,170	Telecommunications Services (0.2%)
3,400	WebEx Communications, Inc. #*	192,916	1,700	CT Communications, Inc. *	41,497
3,500	Websense, Inc. #	86,485	3,700	General Communication, Inc. #	52,651

2,400	X-Rite, Inc. *	30,024		Total Telecommunications

	Total Information			Services	94,148

	Technology	8,276,262

			Utilities (5.1%)
Materials (5.8%)			2,400	ALLETE, Inc. ‡	116,184
1,900	A. Schulman, Inc.	44,004	1,300	American States Water Company *	46,332
900	A.M. Castle & Company	30,510	7,100	Atmos Energy Corporation	225,212
1,700	AMCOL International Corporation *	40,851	4,400	Avista Corporation	103,796
2,700	AptarGroup, Inc.	197,775	1,200	Cascade Natural Gas Corporation *	31,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)		Value

Utilities — continued			6,300	Piedmont Natural Gas
900	Central Vermont Public			Company, Inc. *		$166,257
	Service Corporation	$28,980	2,200	South Jersey Industries, Inc.		86,394
1,100	CH Energy Group, Inc. *	52,778	8,656	Southern Union Company ‡		263,662
4,700	Cleco Corporation	131,882	3,400	Southwest Gas Corporation		128,826
3,700	El Paso Electric Company #	97,680	8,600	UGI Corporation		243,896
5,800	Energen Corporation	325,090	1,999	UIL Holdings Corporation		68,266
1,800	Laclede Group, Inc.	56,502	2,800	UniSource Energy Corporation		107,548

2,200	New Jersey Resources Corporation	118,140		Total Utilities		2,505,326

2,100	Northwest Natural

	Gas Company *	106,701		Total Common Stock
				(cost $30,810,925)		47,770,531

			Interest		Maturity
Shares	Collateral Held for Securities Loaned (24.9%)		Rate (+)		Date	Value

12,100,768	Thrivent Financial Securities Lending Trust		5.330%		N/A	$12,100,768

	Total Collateral Held for Securities Loaned
	(cost $12,100,768)					12,100,768

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (2.1%)			Rate (+)	Date	Value

$125,000	Federal National Mortgage Association			5.080%	7/16/2007	$123,657
875,070	Thrivent Money Market Fund			5.030	N/A	875,070

	Total Short-Term Investments (at amortized cost)					998,727

	Total Investments (cost $43,910,420) 125.0%					$60,870,026

	Other Assets and Liabilities, Net (25.0%)					(12,186,554)

	Total Net Assets 100.0%					$48,683,472

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Index Mini-Futures	12	June 2007	$988,283	$982,680	($5,603)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $123,657 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,561,929 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$18,847,171
Gross unrealized depreciation	(1,887,565)

Net unrealized appreciation (depreciation)	$16,959,606
Cost for federal income tax purposes	$43,910,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Consumer Discretionary (14.4%)			35,900	Diamond Offshore
38,700	Chipotle Mexican Grill, Inc. #*	$2,524,401		Drilling, Inc. *	$3,073,040
98,300	Circuit City Stores, Inc. *	1,715,335	18,200	GlobalSantaFe Corporation	1,163,526
27,400	Clear Channel Outdoor		13,100	National Oilwell Varco, Inc. #	1,111,535
	Holdings, Inc. #*	782,270	70,500	Peabody Energy Corporation	3,382,590
152,650	Coldwater Creek, Inc. #*	3,159,855	18,700	Range Resources Corporation	683,485
99,700	Corinthian Colleges, Inc. #*	1,378,851	31,600	Southwestern Energy Company #	1,327,200
21,500	Crocs, Inc. #*	1,201,420	38,900	Toreador Resources Corporation #*	623,178
57,000	DeVry, Inc. *	1,880,430	37,500	Ultra Petroleum Corporation #*	2,127,000
59,800	DreamWorks Animation		31,750	VeraSun Energy Corporation #	632,778
	SKG, Inc. #*	1,750,944	20,142	XTO Energy, Inc.	1,093,106

26,400	Focus Media Holding, Ltd. ADR #* 976,800			Total Energy	22,624,036

28,900	Harrah’s Entertainment, Inc.	2,465,170
57,500	Hilton Hotels Corporation	1,955,000	Financials (8.4%)
62,500	Iconix Brand Group, Inc. #*	1,258,125	18,599	Affiliated Managers Group, Inc. #*	2,187,800
84,700	International Game Technology	3,230,458	22,100	AllianceBernstein Holding, LP *	2,010,216
32,900	ITT Educational Services, Inc. #	3,198,209	71,100	Annaly Capital
94,600	Leapfrog Enterprises, Inc. #*	1,036,816		Management, Inc. *	1,131,201
12,100	Panera Bread Company #*	673,849	51,400	Assurant, Inc.	2,957,042
143,300	Quiksilver, Inc. #*	1,905,890	52,900	CapitalSource, Inc.	1,363,233
51,800	Scientific Games Corporation #*	1,724,422	2,300	Chicago Mercantile Exchange
54,200	Shuffle Master, Inc. #*	923,026		Holdings, Inc.	1,188,525
98,200	Staples, Inc.	2,435,360	109,300	E*TRADE Financial Corporation #	2,413,344
27,300	Starwood Hotels & Resorts		16,000	Greenhill & Company, Inc.	1,012,000
	Worldwide, Inc.	1,829,646	31,600	Highland Distressed
111,600	Texas Roadhouse, Inc. #*	1,631,592		Opportunities, Inc. #*	468,628
50,300	Tween Brands, Inc. #*	1,969,748	45,500	Lazard, Ltd. *	2,463,825
31,600	Under Armour, Inc. #*	1,595,800	24,650	Legg Mason, Inc.	2,445,034
89,800	Urban Outfitters, Inc. #*	2,313,248	28,700	Nasdaq Stock Market, Inc. #*	934,472
38,800	Volcom, Inc. #*	1,629,988	15,800	Northern Trust Corporation	994,610
93,300	XM Satellite Radio		38,400	PartnerRe, Ltd. *	2,765,568
	Holdings, Inc. #*	1,091,610	36,800	Portfolio Recovery

	Total Consumer			Associates, Inc. #*	2,047,920
	Discretionary	48,238,263	37,100	T. Rowe Price Group, Inc.	1,843,128

				Total Financials	28,226,546

Consumer Staples (1.7%)
7,300	Andersons, Inc.	339,085	Health Care (18.3%)
75,000	Coca-Cola Enterprises, Inc.	1,645,500	4,800	Accuray, Inc. #	113,280
52,700	Pepsi Bottling Group, Inc.	1,729,087	79,100	Advanced Medical Optics, Inc. #*	3,198,013
40,200	Whole Foods Market, Inc. *	1,880,958	40,800	Affymetrix, Inc. #*	1,071,816

	Total Consumer Staples	5,594,630	59,700	Alkermes, Inc. #*	980,871

			9,100	Allergan, Inc. *	1,102,920
Energy (6.7%)			17,400	Allscripts Healthcare
24,600	Baker Hughes, Inc. *	1,977,594		Solutions, Inc. #*	460,230
58,800	Cameron International		63,400	Amylin Pharmaceuticals, Inc. #*	2,620,322
	Corporation #	3,796,716	18,600	Barr Pharmaceuticals, Inc. #	899,496
22,400	Devon Energy Corporation	1,632,288	43,300	Biogen Idec, Inc. #*	2,044,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Health Care — continued			59,600	Joy Global, Inc. *	$3,017,548
56,900	BioMarin Pharmaceutical, Inc. #*	$919,504	11,700	Manitowoc Company, Inc.	798,291
35,600	C.R. Bard, Inc.	2,959,428	34,900	Monster Worldwide, Inc. #	1,467,545
11,100	Cephalon, Inc. #*	883,671	53,400	Precision Castparts Corporation	5,559,474
14,200	Covance, Inc. #	859,100	26,300	Roper Industries, Inc. *	1,474,378
38,475	Coventry Health Care, Inc. #*	2,225,009	51,800	Spirit Aerosystems
71,700	Cubist Pharmaceuticals, Inc. #*	1,537,965		Holdings, Inc. #	1,638,434
14,850	DaVita, Inc. #	810,958	31,000	Stericycle, Inc. #*	2,701,340
55,100	Endo Pharmaceutical		29,900	Textron, Inc.	3,039,933
	Holdings, Inc. #	1,704,794	24,400	URS Corporation #	1,066,280
20,100	Forest Laboratories, Inc. #	1,069,521	38,700	US Airways Group, Inc. #*	1,429,578
42,300	Foxhollow Technologies, Inc. #*	942,867	42,100	UTI Worldwide, Inc. *	988,087

76,900	Gen-Probe, Inc. #	3,930,359		Total Industrials	39,258,621

41,400	Genzyme Corporation #	2,703,834
42,200	Hologic, Inc. #*	2,428,610	Information Technology (23.6%)
30,100	Hospira, Inc. #	1,220,555	187,700	Activision, Inc. #*	3,754,000
17,200	Intuitive Surgical, Inc. #*	2,230,152	90,234	Adobe Systems, Inc. #	3,750,125
55,300	Kyphon, Inc. #*	2,577,533	22,800	Akamai Technologies, Inc. #*	1,005,024
58,800	Mannkind Corporation #*	854,952	19,400	Alliance Data Systems
29,400	Manor Care, Inc. *	1,907,766		Corporation #	1,235,004
69,500	NuVasive, Inc. #*	1,791,015	25,400	Amphenol Corporation *	891,794
43,200	Patterson Companies, Inc. #*	1,557,792	62,700	aQuantive, Inc. #*	1,919,247
62,700	PDL BioPharma, Inc. #*	1,583,802	20,100	ATMI, Inc. #*	621,693
57,600	Pharmaceutical Product		260,300	BEA Systems, Inc. #	3,068,937
	Development, Inc.	2,077,632	82,000	Broadcom Corporation #	2,669,100
15,200	ResMed, Inc. #*	642,352	95,000	Cadence Design Systems, Inc. #*	2,109,000
63,800	St. Jude Medical, Inc. #	2,730,002	32,700	China GrenTech Corporation,
66,000	Thermo Electron Corporation #	3,435,960		Ltd. ADR #*	323,076
16,500	Varian Medical Systems, Inc. #	696,465	60,400	CIENA Corporation #*	1,761,264
51,100	VCA Antech, Inc. #	2,014,873	154,500	CNET Networks, Inc. #*	1,302,435
21,700	Vertex Pharmaceuticals, Inc. #*	667,058	42,600	Cogent, Inc. #*	598,104

	Total Health Care	61,454,670	13,876	Cognizant Technology Solutions

				Corporation #	1,240,514
Industrials (11.7%)			83,500	Corning, Inc. #	1,980,620
47,300	American Reprographics		69,800	Cree, Inc. #*	1,423,920
	Company #*	1,570,360	132,600	Emulex Corporation #	2,781,948
45,200	BE Aerospace, Inc. #	1,656,580	42,500	F5 Networks, Inc. #	3,263,150
22,900	C.H. Robinson Worldwide, Inc.	1,224,234	37,200	FormFactor, Inc. #*	1,535,988
18,900	Corporate Executive Board		70,100	Foundry Networks, Inc. #	1,059,912
	Company *	1,202,796	169,100	Integrated Device
24,440	Expeditors International of			Technology, Inc. #	2,533,118
	Washington, Inc.	1,021,592	69,800	Intersil Corporation	2,079,342
41,800	Flowserve Corporation	2,550,218	130,862	JDS Uniphase Corporation #*	2,156,606
43,900	Foster Wheeler, Ltd. #*	3,021,637	23,480	KLA-Tencor Corporation *	1,304,314
19,800	Huron Consulting Group, Inc. #	1,198,890	60,100	L-1 Identity Solutions, Inc. #*	1,155,122
15,000	ITT Corporation	957,150	143,000	Marvell Technology
33,200	Jacobs Engineering Group, Inc. #	1,674,276		Group, Ltd. #	2,306,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Information Technology — continued			Materials (4.3%)
43,000	McAfee, Inc. #	$1,397,070	26,500	Air Products and Chemicals, Inc.	$2,027,250
72,900	NAVTEQ Corporation #*	2,577,744	12,300	Allegheny Technologies, Inc.	1,347,834
102,500	Network Appliance, Inc. #	3,814,025	86,800	Bemis Company, Inc.	2,883,496
78,800	Nuance Communications, Inc. #*	1,214,308	33,600	Celanese Corporation	1,114,512
56,100	NVIDIA Corporation #	1,845,129	21,300	Florida Rock Industries, Inc.	1,472,256
33,200	OpNext, Inc. #*	445,544	30,700	Newmont Mining Corporation	1,280,190
95,300	Opsware, Inc. #*	765,259	65,000	Praxair, Inc.	4,195,750

207,300	Powerwave Technologies, Inc. #*	1,291,479		Total Materials	14,321,288

69,500	SanDisk Corporation #	3,019,775
68,500	STEC, Inc. #*	550,740	Telecommunications Services (5.7%)
78,200	Symantec Corporation #*	1,376,320	43,710	American Tower Corporation #*	1,660,980
45,200	Synopsys, Inc. #*	1,250,232	380,823	Level 3 Communications, Inc. #*	2,117,376
109,500	Tellabs, Inc. #	1,162,890	76,700	NeuStar, Inc. #*	2,205,892
32,800	THQ, Inc. #*	1,094,536	58,400	NII Holdings, Inc. #*	4,482,200
75,000	VeriSign, Inc. #	2,051,250	81,700	Rogers Communications, Inc.	3,117,672
55,600	VistaPrint, Ltd. #*	2,078,328	95,200	SBA Communications
127,700	Western Digital Corporation #	2,257,736		Corporation #*	2,800,784
42,700	Xilinx, Inc.	1,258,796	138,100	Time Warner Telecom, Inc. #	2,831,050

	Total Information			Total Telecommunications
	Technology	79,281,108		Services	19,215,954

				Total Common Stock
				(cost $268,803,596)	318,215,116

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.7%)		Rate (+)	Date	Value

86,456,698	Thrivent Financial Securities Lending Trust		5.330%	N/A	$86,456,698

	Total Collateral Held for Securities Loaned
	(cost $86,456,698)				86,456,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Mid Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate (+)	Date	Value

$1,500,000	Jupiter Securitization Company, LLC	5.270%	5/3/2007	$1,499,561
5,890,000	Swiss RE Financial Products Company	5.300	5/1/2007	5,890,000
13,632,667	Thrivent Money Market Fund	5.030	N/A	13,632,667

	Total Short-Term Investments (at amortized cost)			21,022,228

	Total Investments (cost $376,282,522) 126.8%			$425,694,042

	Other Assets and Liabilities, Net (26.8%)			(89,944,524)

	Total Net Assets 100.0%			$335,749,518

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$56,534,125
Gross unrealized depreciation	(7,122,605)

Net unrealized appreciation (depreciation)	$49,411,520
Cost for federal income tax purposes	$376,282,522

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Consumer Discretionary (7.5%)			4,742	Equity Residential REIT	$220,171
6,929	Autoliv, Inc. *	$402,921	5,429	Everest Re Group, Ltd.	546,375
4,340	Boyd Gaming Corporation *	197,470	6,577	First Horizon National
82,418	Charter Communications, Inc. #*	248,902		Corporation *	257,884
947	D.R. Horton, Inc. *	21,004	7,720	Highwoods Properties, Inc. *	314,822
20,161	H&R Block, Inc. *	455,840	2,539	Home Properties, Inc.	141,422
5,755	Johnson Controls, Inc. *	588,909	14,638	Hudson City Bancorp, Inc. *	194,978
6,002	Lennar Corporation *	256,345	2,238	iStar Financial, Inc.	107,245
20,821	Newell Rubbermaid, Inc.	638,580	25,503	KeyCorp	909,947
5,782	Ross Stores, Inc.	191,673	2,935	Lazard, Ltd. *	158,930
5,776	Williams-Sonoma, Inc. *	203,431	8,251	Liberty Property Trust	399,266

	Total Consumer		3,173	M&T Bank Corporation	353,282
	Discretionary	3,205,075	7,340	Mack-Cali Realty Corporation	359,440

			3,066	MGIC Investment Corporation *	188,896
Consumer Staples (5.9%)			9,260	Northern Trust Corporation	582,917
10,047	Clorox Company *	673,953	2,700	Nuveen Investments	143,910
1,300	Loews Corporation —		6,093	PartnerRe, Ltd. *	438,818
	Carolina Group	99,489	6,857	Pennsylvania Real Estate
3,160	Pepsi Bottling Group, Inc.	103,680		Investment Trust	318,576
3,368	Reynolds American, Inc. *	216,428	3,860	PMI Group, Inc.	187,094
9,437	Safeway, Inc.	342,563	1,730	Radian Group, Inc.	100,530
4,618	Smithfield Foods, Inc. #*	141,172	3,316	RenaissanceRe Holdings, Ltd. *	179,561
20,602	SUPERVALU, Inc.	945,632	8,349	UnumProvident Corporation *	207,723

	Total Consumer Staples	2,522,917	13,034	Webster Financial Corporation	579,361

			5,226	Zions Bancorporation	427,487

Energy (11.0%)				Total Financials	11,411,384

11,968	EOG Resources, Inc.	878,930
44,539	Range Resources Corporation	1,627,901	Health Care (3.4%)
1,120	Teekay Shipping Corporation *	66,808	3,246	Charles River Laboratories
14,794	Ultra Petroleum Corporation #*	839,116		International, Inc. #*	153,731
4,161	W-H Energy Services, Inc. #	225,152	3,549	Coventry Health Care, Inc. #	205,239
36,556	Williams Companies, Inc.	1,078,402	4,714	Health Net, Inc. #	254,839

	Total Energy	4,716,309	17,451	IMS Health, Inc. *	511,838

			13,364	PerkinElmer, Inc.	323,409

Financials (26.6%)				Total Health Care	1,449,056

10,459	Ambac Financial Group, Inc.	960,136
10,525	Apartment Investment &		Industrials (8.4%)
	Management Company	582,032	4,037	Alliant Techsystems, Inc. #*	375,966
5,577	Assurant, Inc.	320,845	53,059	Allied Waste Industries, Inc. #	709,399
4,060	Bear Stearns Companies, Inc.	632,142	4,911	American Standard
9,616	Brandywine Realty Trust	316,174		Companies, Inc.	270,400
8,648	CIT Group, Inc.	515,853	5,278	Avis Budget Group, Inc. #	148,470
2,268	City National Corporation *	166,063	3,942	Carlisle Companies, Inc.	162,332
5,852	Commerce Bancshares, Inc. *	277,034	4,194	ChoicePoint, Inc. #	159,246
3,222	Developers Diversified		10,577	Cooper Industries, Ltd.	526,312
	Realty Corporation *	209,752	3,756	Landstar System, Inc.	181,452
5,105	E*TRADE Financial Corporation #	112,718	4,582	Norfolk Southern Corporation	243,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2007

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Industrials — continued			Telecommunications Services (2.0%)
11,036	Republic Services, Inc.	$308,235	17,375	Cincinnati Bell, Inc. #	$88,091
8,041	Rockwell Collins, Inc.	528,052	11,122	Embarq Corporation	667,765

	Total Industrials	3,613,810	3,920	Metropcs Communications, Inc. #	109,956

				Total Telecommunications
Information Technology (6.7%)				Services	865,812

33,530	Activision, Inc. #*	670,600
19,371	Amphenol Corporation	680,116	Utilities (16.6%)
43,008	BearingPoint, Inc. #*	315,679	5,284	AGL Resources, Inc. *	230,065
19,246	LSI Corporation #	163,591	5,844	American Electric Power
30,851	Seagate Technology *	683,350		Company, Inc.	293,486
8,309	Tessera Technologies, Inc. #*	355,542	7,214	CMS Energy Corporation *	133,603

	Total Information		1,358	Constellation Energy Group, Inc.	121,025
	Technology	2,868,878	24,457	DPL, Inc. *	766,727

			19,244	Edison International, Inc.	1,007,423
Materials (8.6%)			13,532	Entergy Corporation	1,531,010
9,677	Agrium, Inc.	374,790	7,583	FirstEnergy Corporation *	518,981
4,163	Air Products and Chemicals, Inc.	318,470	7,333	Northeast Utilities
9,746	Airgas, Inc.	434,184		Service Company	235,903
2,824	Albemarle Corporation	119,879	19,306	PG&E Corporation	976,884
13,494	Celanese Corporation	447,596	21,658	PPL Corporation	944,505
17,667	Chemtura Corporation	194,867	1,757	Sierra Pacific Resources #	32,083
14,417	Commercial Metals Company	483,402	7,091	Wisconsin Energy Corporation	345,970

13,722	MeadWestvaco Corporation	457,766		Total Utilities	7,137,665

9,594	Packaging Corporation of America	237,547

5,336	Steel Dynamics, Inc.	236,438		Total Common Stock
4,083	United States Steel Corporation	414,588		(cost $36,144,655)	41,510,433

	Total Materials	3,719,527

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.6%)		Rate (+)	Date	Value

9,693,438	Thrivent Financial Securities Lending Trust		5.330%	N/A	$9,693,438

	Total Collateral Held for Securities Loaned
	(cost $9,693,438)				9,693,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Partner Mid Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (3.5%)	Rate (+)	Date	Value

1,516,457	Thrivent Money Market Fund	5.030%	N/A	$1,516,457

	Total Short-Term Investments (at amortized cost)			1,516,457

	Total Investments (cost $47,354,550) 122.8%			$52,720,328

	Other Assets and Liabilities, Net (22.8%)			(9,793,554)

	Total Net Assets 100.0%			$42,926,774

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$5,707,473
Gross unrealized depreciation	(341,695)

Net unrealized appreciation (depreciation)	$5,365,778
Cost for federal income tax purposes	$47,354,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Consumer Discretionary (9.6%)			116,400	Endurance Specialty
176,700	Advance Auto Parts, Inc.	$7,280,040		Holdings, Ltd. *	$4,355,688
589,700	Goodyear Tire & Rubber		219,551	Fidelity National Financial, Inc. *	5,596,355
	Company #*	19,613,422	135,900	General Growth Properties, Inc.	8,677,215
35,000	Harman International		455,450	HCC Insurance Holdings, Inc.	13,964,097
	Industries, Inc. *	4,266,150	92,900	Leucadia National Corporation *	2,800,006
127,000	Marvel Entertainment, Inc. #*	3,750,310	506,000	New York Community
1,177,400	Newell Rubbermaid, Inc.	36,110,858		Bancorp, Inc. *	8,834,760
108,500	Sally Beauty Company, Inc. #	1,065,470	199,400	Old Republic International
1,677,400	Service Corporation			Corporation	4,241,238
	International *	20,380,410	75,000	PartnerRe, Ltd. *	5,401,500
712,400	Tupperware Corporation *	20,032,688	133,200	Philadelphia Consolidated
106,100	Warnaco Group, Inc. #	3,000,508		Holding Corporation #	5,780,880

	Total Consumer		508,900	PMI Group, Inc. *	24,666,383
	Discretionary	115,499,856	73,800	Protective Life Corporation	3,461,220

			144,300	Rayonier, Inc. REIT *	6,258,291
Consumer Staples (10.4%)			54,700	SEI Investments Company	3,338,341
533,700	Avon Products, Inc.	21,241,260	400,300	U-Store-It Trust	7,369,523
458,700	Clorox Company	30,769,596	194,150	W.R. Berkley Corporation	6,307,934
654,900	Flowers Foods, Inc. *	20,426,331	115,300	Westamerica Bancorporation *	5,399,499
223,000	Hershey Company *	12,256,080	108,600	Whitney Holding Corporation	3,341,622
385,900	Hormel Foods Corporation	14,698,931	53,900	Zions Bancorporation	4,409,020

550,200	Pepsi Bottling Group, Inc. *	18,052,062		Total Financials	202,100,968

132,300	William Wrigley Jr. Company	7,789,824

	Total Consumer Staples	125,234,084	Health Care (10.3%)

			88,800	Aetna, Inc.	4,162,944
Energy (0.5%)			129,500	Affymetrix, Inc. #*	3,401,965
35,600	Devon Energy Corporation	2,594,172	223,000	Applera Corporation
97,400	Dresser-Rand Group, Inc. #	3,108,034		(Celera Group) #	3,122,000

	Total Energy	5,702,206	88,500	Beckman Coulter, Inc.	5,558,685

			78,100	Cephalon, Inc. #*	6,217,541
Financials (16.7%)			103,500	Coventry Health Care, Inc. #	5,985,405
138,100	A.G. Edwards, Inc.	10,005,345	169,100	Cytyc Corporation #	5,957,393
47,050	Affiliated Managers Group, Inc. #*	5,534,492	140,394	Dade Behring Holdings, Inc.	6,894,749
195,600	American Capital Strategies, Ltd. *	9,521,808	60,700	DaVita, Inc. #	3,314,827
109,400	AmeriCredit Corporation #*	2,760,162	105,000	Hologic, Inc. #*	6,042,750
100,800	Associated Banc-Corp	3,263,904	136,300	Hospira, Inc. #	5,526,965
107,700	Assurant, Inc.	6,195,981	354,700	Human Genome
57,600	Bear Stearns Companies, Inc.	8,968,320		Sciences, Inc. #*	3,820,119
175,900	Brown & Brown, Inc. *	4,529,425	146,400	ImClone Systems, Inc. #*	6,132,696
41,100	City National Corporation	3,009,342	236,600	IMS Health, Inc.	6,939,478
81,800	Commerce Bancshares, Inc. *	3,872,412	47,300	Intuitive Surgical, Inc. #*	6,132,918
111,100	Cullen/Frost Bankers, Inc.	5,684,987	57,100	Invitrogen Corporation #	3,738,337
376,700	E*TRADE Financial		78,800	LifePoint Hospitals, Inc. #	2,876,988
	Corporation #	8,317,536	158,500	Lincare Holdings, Inc. #	6,251,240
163,100	Eaton Vance Corporation	6,233,682	87,800	Omnicare, Inc.	2,912,326

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Health Care — continued			90,300	MEMC Electronic
97,800	Patterson Companies, Inc. #	$3,526,668		Materials, Inc. #	$4,955,664
70,500	ResMed, Inc. #*	2,979,330	75,400	NDS Group plc ADR #	3,888,378
63,200	Shire Pharmaceuticals Group		114,500	NVIDIA Corporation #	3,765,905
	plc ADR *	4,417,048	146,900	Paychex, Inc.	5,449,990
203,400	St. Jude Medical, Inc. #	8,703,486	87,800	SanDisk Corporation #*	3,814,910
65,900	Universal Health Services, Inc.	4,001,448	158,200	Synopsys, Inc. #	4,375,812
74,600	Varian Medical Systems, Inc. #	3,148,866	571,700	Tellabs, Inc. #	6,071,454
103,900	Vertex Pharmaceuticals, Inc. #	3,193,886	353,800	Teradyne, Inc. #*	6,173,810

	Total Health Care	124,960,058	128,800	Varian Semiconductor Equipment

				Associates, Inc. #	8,547,168
Industrials (3.9%)			351,700	VeriSign, Inc. #	9,618,995
146,800	Cenveo, Inc. #*	3,765,420	291,200	Vishay Intertechnology, Inc. #	4,848,480
156,300	ChoicePoint, Inc. #*	5,934,711	253,500	Western Digital Corporation #	4,481,880
286,200	FTI Consulting, Inc. #*	10,523,574	409,700	Wind River Systems, Inc. #*	4,027,351
61,100	Manpower, Inc.	4,903,275	346,200	Xilinx, Inc. *	10,205,976

183,500	Stericycle, Inc. #*	15,990,190		Total Information
95,100	WESCO International, Inc. #*	6,007,467		Technology	203,525,403

	Total Industrials	47,124,637

			Materials (18.9%)
Information Technology (16.9%)			550,300	Ball Corporation	27,894,707
284,100	ADC Telecommunications, Inc. #*	5,227,440	870,600	Bemis Company, Inc.	28,921,332
90,600	Amphenol Corporation	3,180,966	1,373,800	Crown Holdings, Inc. #	33,204,746
163,600	Arrow Electronics, Inc. #	6,465,472	448,400	Lubrizol Corporation	26,877,096
1,174,300	Brocade Communications #	11,472,911	126,300	NewMarket Corporation *	5,952,519
232,700	Cadence Design Systems, Inc. #*	5,165,940	71,400	Newmont Mining Corporation	2,977,380
41,200	CDW Corporation	2,966,812	1,280,400	Owens-Illinois, Inc. #	38,527,236
122,100	CIENA Corporation #*	3,560,436	274,600	Pactiv Corporation #	9,495,668
587,500	Compuware Corporation #	5,798,625	245,800	PPG Industries, Inc.	18,085,964
153,100	Cree, Inc. #	3,123,240	182,340	Sealed Air Corporation *	5,998,986
76,800	Diebold, Inc.	3,661,056	71,500	Sigma-Aldrich Corporation	3,008,720
332,900	Emulex Corporation #	6,984,242	465,085	Silgan Holdings, Inc.	26,686,577

143,200	Fair Isaac Corporation *	5,113,672		Total Materials	227,630,931

112,612	Fidelity National Information
	Services, Inc.	5,690,284	Telecommunications Services (1.7%)
107,000	FormFactor, Inc. #*	4,418,030	1,037,200	Cincinnati Bell, Inc. #	5,258,604
368,200	Gartner Group, Inc. #	9,289,686	45,800	Leap Wireless
84,500	Harris Corporation	4,339,075		International, Inc. #	3,495,914
434,500	Informatica Corporation #*	6,395,840	154,500	NII Holdings, Inc. #	11,857,875

254,700	Integrated Device			Total Telecommunications
	Technology, Inc. #	3,815,406		Services	20,612,393

148,100	International Rectifier
	Corporation #*	5,224,968	Utilities (6.2%)
275,300	Intersil Corporation	8,201,187	114,200	AGL Resources, Inc. *	4,972,268
368,800	Juniper Networks, Inc. #	8,246,368	185,700	Alliant Energy Corporation	8,133,660
152,600	McAfee, Inc. #	4,957,974	1,287,500	CMS Energy Corporation *	23,844,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Mid Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (95.1%)	Value	Shares	Common Stock (95.1%)	Value

Utilities — continued			182,200	WGL Holdings, Inc. *	$6,165,648
119,400	Northeast Utilities		205,000	Wisconsin Energy Corporation	10,001,950

	Service Company	$3,841,098		Total Utilities	75,366,566

243,700	Pepco Holdings, Inc.	7,194,024

159,500	SCANA Corporation	6,943,035		Total Common Stock
146,900	Vectren Corporation *	4,270,383		(cost $999,012,472)	1,147,757,102

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.5%)		Rate (+)	Date	Value

186,647,519	Thrivent Financial Securities Lending Trust		5.330%	N/A	$186,647,519

		Total Collateral Held for Securities Loaned
		(cost $186,647,519)			186,647,519

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.2%)		Rate (+)	Date	Value

$4,000,000	Barton Capital Corporation		5.260%	5/9/2007	$3,995,324
17,435,000	BP Capital Markets plc		5.300	5/1/2007	17,435,000
4,750,000	Los Angeles County Metropolitan Transportation
	Authority Revenue Bonds		5.265	5/17/2007	4,738,885
31,075,671	Thrivent Money Market Fund		5.030	N/A	31,075,671
5,000,000	Thunder Bay Funding, Inc.		5.260	5/3/2007	4,998,539

		Total Short-Term Investments (at amortized cost)			62,243,419

		Total Investments (cost $1,247,903,410) 115.8%			$1,396,648,040

		Other Assets and Liabilities, Net (15.8%)			(190,284,343)

		Total Net Assets 100.0%			$1,206,363,697

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase. Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$159,894,309
Gross unrealized depreciation	(11,149,679)

Net unrealized appreciation (depreciation)	$148,744,630
Cost for federal income tax purposes	$1,247,903,410

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Consumer Discretionary (14.5%)			2,700	Laureate Education, Inc. #*	$159,435
2,500	99 Cents Only Stores #*	$35,750	2,470	Lee Enterprises, Inc.	64,665
5,400	Advance Auto Parts, Inc. ‡	222,480	1,900	M.D.C. Holdings, Inc. *	97,394
2,800	Aeropostale, Inc. #	115,220	1,210	Media General, Inc. *	44,455
10,350	American Eagle Outfitters, Inc. ‡	305,014	1,750	Modine Manufacturing Company *	40,478
3,000	American Greetings Corporation *	76,350	2,860	Mohawk Industries, Inc. #*	257,858
3,700	AnnTaylor Stores Corporation #	142,376	3,200	Netflix, Inc. #*	70,944
3,950	Applebee’s International, Inc. *	107,361	300	NVR, Inc. #*	247,200
3,817	ArvinMeritor, Inc. *	78,821	5,900	O’Reilly Automotive, Inc. #*	210,040
580	Bandag, Inc. *	29,255	3,860	OSI Restaurant Partners, Inc. *	153,667
2,660	Barnes & Noble, Inc.	105,150	3,700	Pacific Sunwear of
2,000	Beazer Homes USA, Inc. *	66,760		California, Inc. #*	77,441
4,610	Belo Corporation *	88,835	3,470	Payless ShoeSource, Inc. #	110,693
1,310	Blyth, Inc. *	34,191	7,000	PETsMART, Inc.	232,330
1,910	Bob Evans Farms, Inc. *	70,097	2,900	Phillips-Van Heusen Corporation	162,110
3,060	Borders Group, Inc. *	64,597	2,400	Regis Corporation	91,752
2,940	BorgWarner, Inc.	229,055	3,700	Rent-A-Center, Inc. #*	103,008
2,200	Boyd Gaming Corporation *	100,100	7,300	Ross Stores, Inc.	241,995
6,362	Brinker International, Inc.	197,858	2,700	Ruby Tuesday, Inc. *	72,252
3,250	Callaway Golf Company *	58,370	2,300	Ryland Group, Inc. *	101,890
5,000	Career Education Corporation #*	147,700	7,210	Saks, Inc. *	150,977
11,400	CarMax, Inc. #*	284,088	1,280	Scholastic Corporation #*	39,514
1,900	Catalina Marketing Corporation *	60,230	3,600	Scientific Games Corporation #*	119,844
1,300	CBRL Group, Inc. *	57,954	3,000	Sotheby’s Holdings, Inc. *	154,860
6,400	Charming Shoppes, Inc. #*	80,000	800	Strayer Education, Inc. *	99,472
4,000	Cheesecake Factory, Inc. #*	110,400	1,800	Thor Industries, Inc. *	71,694
9,100	Chico’s FAS, Inc. #*	239,876	2,600	Timberland Company #*	67,106
4,860	Claire’s Stores, Inc. *	158,290	6,600	Toll Brothers, Inc. #*	196,548
3,200	Coldwater Creek, Inc. #*	66,240	3,200	Tupperware Corporation *	89,984
4,600	Corinthian Colleges, Inc. #*	63,618	5,800	Urban Outfitters, Inc. #*	149,408
3,090	DeVry, Inc.	101,939	2,460	Valassis Communications, Inc. #*	47,134
2,000	Dick’s Sporting Goods, Inc. #*	112,180	300	Washington Post Company	223,200
5,270	Dollar Tree Stores, Inc. #	207,216	3,650	Westwood One, Inc. *	24,856
1,500	Entercom Communications		5,760	Williams-Sonoma, Inc. *	202,867

	Corporation *	41,610		Total Consumer
8,100	Foot Locker, Inc. *	192,699		Discretionary	9,251,533

2,520	Furniture Brands
	International, Inc. *	40,522	Consumer Staples (2.5%)
7,900	GameStop Corporation #	262,043	4,200	Alberto-Culver Company	102,018
7,400	Gentex Corporation *	131,720	3,420	BJ’s Wholesale Club, Inc. #*	118,093
5,100	Hanesbrands, Inc. #*	135,609	3,480	Church & Dwight Company, Inc.	176,540
2,420	Harte-Hanks, Inc. *	63,162	2,850	Energizer Holdings, Inc. #	276,963
2,000	Hovnanian Enterprises, Inc. #*	47,980	3,100	Hansen Natural Corporation #*	118,420
1,950	International Speedway		3,900	Hormel Foods Corporation	148,551
	Corporation	96,330	2,988	J.M. Smucker Company	166,790
1,600	ITT Educational Services, Inc. #	155,536	1,130	Lancaster Colony Corporation *	47,720
2,400	John Wiley and Sons, Inc.	89,880	3,260	PepsiAmericas, Inc.	78,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Consumer Staples — continued			2,000	City National Corporation	$146,440
1,790	Ruddick Corporation	$53,754	7,900	Colonial BancGroup, Inc. *	190,074
5,300	Smithfield Foods, Inc. #*	162,021	2,600	Commerce Group, Inc.	84,786
1,352	Tootsie Roll Industries, Inc. *	39,194	2,300	Cousins Properties, Inc.	77,211
1,440	Universal Corporation *	90,259	3,200	Cullen/Frost Bankers, Inc. *	163,744

	Total Consumer Staples	1,579,019	6,700	Eaton Vance Corporation *	256,074

			3,290	Everest Re Group, Ltd.	331,106
Energy (8.1%)			11,572	Fidelity National Financial, Inc. *	294,970
7,300	Arch Coal, Inc. *	263,311	5,000	First American Corporation	257,500
5,900	Cameron International		5,700	First Niagara Financial Group, Inc.	77,520
	Corporation #	380,963	4,150	FirstMerit Corporation *	86,652
4,400	Cimarex Energy Company *	173,360	2,600	Greater Bay Bancorp *	67,054
6,200	Denbury Resources, Inc. #*	205,158	2,760	Hanover Insurance Group, Inc.	126,850
2,700	Encore Acquisition Company #	72,117	5,900	HCC Insurance Holdings, Inc. *	180,894
3,600	FMC Technologies, Inc. #*	255,168	3,000	Highwoods Properties, Inc. *	122,340
2,900	Forest Oil Corporation #*	102,196	2,250	Horace Mann Educators
5,800	Frontier Oil Corporation *	204,914		Corporation *	47,340
6,620	Grant Prideco, Inc. #*	341,195	5,000	Hospitality Properties Trust	227,650
5,490	Hanover Compressor Company #*	118,749	3,800	IndyMac Bancorp, Inc. *	114,912
5,340	Helmerich & Payne, Inc. *	172,429	3,500	Investors Financial Services
6,700	Newfield Exploration Company #	293,125		Corporation *	216,580
8,840	Noble Energy, Inc.	519,882	5,400	Jefferies Group, Inc.	171,180
1,490	Overseas Shipholding Group, Inc. * 105,492		8,400	Leucadia National Corporation *	253,176
8,100	Patterson-UTI Energy, Inc.	197,559	4,800	Liberty Property Trust	232,272
6,550	Pioneer Natural Resources		3,700	Macerich Company	351,944
	Company	328,810	3,600	Mack-Cali Realty Corporation	176,292
3,800	Plains Exploration & Production		1,800	Mercury General Corporation *	97,470
	Company #	178,562	14,710	New York Community
3,100	Pogo Producing Company *	149,606		Bancorp, Inc. *	256,837
8,600	Pride International, Inc. #*	282,166	4,200	Nuveen Investments *	223,860
2,900	Quicksilver Resources, Inc. #*	121,394	3,210	Ohio Casualty Corporation	101,564
8,800	Southwestern Energy Company #*	369,600	12,006	Old Republic International
4,200	Superior Energy Services, Inc. #	152,586		Corporation	255,368
3,010	Tidewater, Inc. *	190,262	4,440	PMI Group, Inc.	215,207

	Total Energy	5,178,604	2,055	Potlatch Corporation *	89,166

			3,650	Protective Life Corporation	171,185
Financials (16.0%)			4,200	Radian Group, Inc.	244,062
3,960	A.G. Edwards, Inc.	286,902	4,925	Raymond James Financial, Inc.	151,099
5,200	AMB Property Corporation ‡	316,732	4,028	Rayonier, Inc. REIT *	174,694
3,650	American Financial Group, Inc. *	128,736	3,600	Regency Centers Corporation	296,640
6,100	AmeriCredit Corporation #*	153,903	3,400	SEI Investments Company	207,502
5,200	Arthur J. Gallagher & Company *	145,392	2,800	StanCorp Financial Group, Inc.	133,280
6,778	Associated Banc-Corp	219,472	1,800	SVB Financial Group #*	92,196
4,320	Astoria Financial Corporation	114,739	5,880	TCF Financial Corporation *	159,230
2,570	Bank of Hawaii Corporation	135,953	7,000	UDR, Inc. *	210,280
6,100	Brown & Brown, Inc. *	157,075	2,190	Unitrin, Inc.	103,258
2,800	Cathay General Bancorp *	91,812	8,950	W.R. Berkley Corporation	290,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Financials — continued			2,800	Psychiatric Solutions, Inc. #	$98,196
4,300	Waddell & Reed Financial, Inc.	$104,146	4,100	ResMed, Inc. #	173,266
4,496	Washington Federal, Inc.	106,600	5,820	Sepracor, Inc. #*	312,418
2,950	Webster Financial Corporation *	131,128	3,370	STERIS Corporation	86,137
4,000	Weingarten Realty Investors *	191,440	2,100	Techne Corporation #	123,837
1,510	Westamerica Bancorporation *	70,713	4,700	Triad Hospitals, Inc. #	249,758
3,540	Wilmington Trust Corporation	143,228	2,800	Universal Health Services, Inc.	170,016

	Total Financials	10,226,216	4,970	Valeant Pharmaceuticals

				International *	89,559
Health Care (10.7%)			1,600	Varian, Inc. #	92,736
3,056	Advanced Medical Optics, Inc. #*	123,554	4,400	VCA Antech, Inc. #	173,492
3,400	Affymetrix, Inc. #*	89,318	1,700	Ventana Medical Systems, Inc. #*	82,603
2,340	Apria Healthcare Group, Inc. #*	74,272	6,700	Vertex Pharmaceuticals, Inc. #*	205,958
3,300	Beckman Coulter, Inc. ‡	207,273	1,800	Wellcare Health Plans, Inc. #*	145,062

3,500	Cephalon, Inc. #*	278,635		Total Health Care	6,849,327

3,500	Cerner Corporation #*	186,340
3,400	Charles River Laboratories		Industrials (15.2%)
	International, Inc. #	161,024	4,710	AGCO Corporation #‡	196,548
5,000	Community Health		4,700	AirTran Holdings, Inc. #*	51,747
	Systems, Inc. #*	184,000	2,120	Alaska Air Group, Inc. #*	62,752
3,290	Covance, Inc. #	199,045	2,150	Alexander & Baldwin, Inc. *	114,918
5,900	Cytyc Corporation #*	207,857	1,800	Alliant Techsystems, Inc. #*	167,634
7,920	Dentsply International, Inc.	264,607	5,460	AMETEK, Inc.	198,089
3,090	Edwards Lifesciences		5,300	Avis Budget Group, Inc. #	149,089
	Corporation #	151,410	2,540	Brink’s Company *	161,290
2,700	Gen-Probe, Inc. #	137,997	3,120	Carlisle Companies, Inc.	128,482
12,600	Health Management		4,033	ChoicePoint, Inc. #	153,133
	Associates, Inc. *	134,694	2,410	Con-way, Inc. *	131,658
5,940	Health Net, Inc. #*	321,116	3,700	Copart, Inc. #*	107,226
4,500	Henry Schein, Inc. #	234,585	1,900	Corporate Executive
3,130	Hillenbrand Industries, Inc.	191,400		Board Company *	120,916
2,000	Intuitive Surgical, Inc. #*	259,320	2,600	Crane Company	110,526
2,400	Invitrogen Corporation #	157,128	2,700	Deluxe Corporation *	102,195
2,900	LifePoint Hospitals, Inc. #	105,879	3,680	Donaldson Company, Inc.	132,186
4,600	Lincare Holdings, Inc. #	181,424	2,100	DRS Technologies, Inc. *	105,651
1,600	Martek Biosciences Corporation #*	34,544	3,200	Dun & Bradstreet Corporation *	288,960
3,000	Medicis Pharmaceutical		11,100	Expeditors International of
	Corporation *	91,200		Washington, Inc.	463,980
16,538	Millennium		6,480	Fastenal Company *	266,458
	Pharmaceuticals, Inc. #*	183,241	2,580	Federal Signal Corporation *	40,738
6,280	Omnicare, Inc. *	208,308	3,020	Flowserve Corporation	184,250
1,900	Par Pharmaceutical		2,800	GATX Corporation *	137,228
	Companies, Inc. #*	51,167	3,450	Graco, Inc.	136,275
6,100	PDL BioPharma, Inc. #*	154,086	1,845	Granite Construction, Inc.	111,143
3,920	Perrigo Company *	74,480	4,480	Harsco Corporation	228,480
5,500	Pharmaceutical Product		3,270	Herman Miller, Inc.	112,521
	Development, Inc. *	198,385	2,410	HNI Corporation *	100,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Industrials — continued			6,520	Arrow Electronics, Inc. #‡	$257,670
3,230	Hubbell, Inc. *	$166,959	22,360	Atmel Corporation #‡	118,955
6,280	Jacobs Engineering Group, Inc. #*	316,700	6,640	Avnet, Inc. #*	271,576
5,400	JB Hunt Transport Services, Inc. *	146,124	2,660	Avocent Corporation #	74,507
9,400	JetBlue Airways Corporation #*	93,154	6,400	BISYS Group, Inc. #*	74,048
5,750	Joy Global, Inc. *	291,122	7,600	Broadridge Financial
1,200	Kelly Services, Inc. *	34,440		Solutions, LLC #	152,304
2,060	Kennametal, Inc.	145,354	14,580	Cadence Design Systems, Inc. #*	323,676
2,200	Korn/Ferry International #	51,854	3,240	CDW Corporation ‡	233,312
2,200	Lincoln Electric Holdings, Inc. *	140,206	7,300	Ceridian Corporation #	246,448
4,540	Manpower, Inc.	364,335	4,490	CheckFree Corporation #*	151,133
1,500	Mine Safety Appliances Company *	63,225	3,230	CommScope, Inc. #*	150,680
2,700	MSC Industrial Direct		4,500	Cree, Inc. #*	91,800
	Company, Inc.	131,598	2,340	CSG Systems International, Inc. #*	62,665
2,900	Navigant Consulting, Inc. #*	55,622	9,610	Cypress Semiconductor
1,680	Nordson Corporation	76,994		Corporation #*	219,300
3,800	Oshkosh Truck Corporation *	212,572	3,500	Diebold, Inc.	166,845
5,120	Pentair, Inc. *	164,557	2,860	DST Systems, Inc. #*	223,223
7,240	Precision Castparts Corporation	753,756	2,200	Dycom Industries, Inc. #*	57,002
6,090	Quanta Services, Inc. #*	167,414	2,200	F5 Networks, Inc. #	168,916
8,800	Republic Services, Inc.	245,784	3,050	Fair Isaac Corporation *	108,916
1,662	Rollins, Inc. *	38,342	6,500	Fairchild Semiconductor
4,500	Roper Industries, Inc.	252,270		International, Inc. #	114,400
390	Sequa Corporation #*	45,708	2,700	Gartner Group, Inc. #*	68,121
3,140	SPX Corporation	222,563	3,500	Global Payments, Inc.	132,930
2,400	Stericycle, Inc. #*	209,136	7,080	Harris Corporation *	363,558
2,830	Swift Transportation		1,800	Imation Corporation	66,438
	Company, Inc. #*	88,522	7,500	Ingram Micro, Inc. #	147,150
2,120	Teleflex, Inc. *	152,280	10,190	Integrated Device
2,700	Thomas & Betts Corporation #	147,096		Technology, Inc. #	152,646
5,000	Timken Company	164,900	3,700	International Rectifier
4,195	Trinity Industries, Inc. *	194,648		Corporation #*	130,536
3,500	United Rentals, Inc. #*	117,250	7,000	Intersil Corporation	208,530
2,500	Werner Enterprises, Inc. *	47,275	4,000	Jack Henry & Associates, Inc. *	95,000
2,900	YRC Worldwide, Inc. #*	115,391	4,400	KEMET Corporation #*	37,312

	Total Industrials	9,681,817	7,400	Lam Research Corporation #	397,972

			5,900	Lattice Semiconductor
Information Technology (15.5%)				Corporation #*	32,214
20,700	3Com Corporation #*	83,421	2,700	Macrovision Corporation #	65,529
13,000	Activision, Inc. #	260,000	8,280	McAfee, Inc. #	269,017
3,530	Acxiom Corporation *	79,778	8,700	MEMC Electronic Materials, Inc. #	477,456
3,060	ADTRAN, Inc. *	77,877	4,440	Mentor Graphics Corporation #*	71,839
1,000	Advent Software, Inc. #*	33,560	2,910	Micrel, Inc. #*	36,520
3,400	Alliance Data Systems		11,235	Microchip Technology, Inc. *	453,220
	Corporation #*	216,444	4,300	MoneyGram International, Inc.	122,249
9,400	Amphenol Corporation ‡	330,034	5,420	MPS Group, Inc. #	74,200
8,100	Andrew Corporation #*	88,452	3,050	National Instruments Corporation	84,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Information Technology — continued			3,400	Reliance Steel & Aluminum
5,300	Palm, Inc. #*	$89,464		Company	$201,960
6,000	Parametric Technology		6,290	RPM International, Inc.	133,788
	Corporation #*	106,620	2,300	Scotts Company *	103,431
2,500	Plantronics, Inc. *	62,775	2,520	Sensient Technologies Corporation	65,974
4,800	Polycom, Inc. #	159,840	5,240	Sonoco Products Company	223,434
6,720	Powerwave Technologies, Inc. #*	41,866	4,600	Steel Dynamics, Inc.	203,826
10,000	RF Micro Devices, Inc. #*	62,500	5,420	Valspar Corporation	146,557
3,760	Semtech Corporation #	54,219	3,600	Worthington Industries, Inc. *	80,100

2,900	Silicon Laboratories, Inc. #*	95,149		Total Materials	3,847,991

2,200	SRA International, Inc. #*	53,746
4,860	Sybase, Inc. #*	117,563	Telecommunications Services (0.8%)
7,680	Synopsys, Inc. #*	212,429	12,910	Cincinnati Bell, Inc. #*	65,454
2,840	Tech Data Corporation #*	100,934	3,400	NeuStar, Inc. #*	97,784
1,880	Transaction Systems		5,510	Telephone and Data Systems, Inc.	313,794

	Architects, Inc. #*	59,652		Total Telecommunications
7,079	TriQuint Semiconductor, Inc. #*	36,598		Services	477,032

5,600	UTStarcom, Inc. #*	39,984
5,100	ValueClick, Inc. #*	145,860	Utilities (7.8%)
9,570	Vishay Intertechnology, Inc. #	159,340	4,160	AGL Resources, Inc. ‡	181,126
11,400	Western Digital Corporation #	201,552	6,170	Alliant Energy Corporation ‡	270,246
3,900	Wind River Systems, Inc. #	38,337	6,966	Aqua America, Inc. *	154,018
3,700	Zebra Technologies Corporation #*	147,223	19,490	Aquila, Inc. #	80,494

	Total Information		1,680	Black Hills Corporation *	66,881
	Technology	9,910,003	5,820	DPL, Inc. *	182,457

			4,670	Duquesne Light Holdings, Inc. *	93,120
Materials (6.0%)			8,350	Energy East Corporation	202,237
4,190	Airgas, Inc. ‡	186,664	6,400	Equitable Resources, Inc.	332,864
4,180	Albemarle Corporation ‡	177,441	4,430	Great Plains Energy, Inc. *	144,595
2,840	Bowater, Inc. *	62,168	4,240	Hawaiian Electric
3,270	Cabot Corporation	148,131		Industries, Inc. *	111,597
12,570	Chemtura Corporation	138,647	2,220	IDACORP, Inc.	76,479
6,100	Commercial Metals Company	204,533	9,425	MDU Resources Group, Inc.	285,578
2,150	Cytec Industries, Inc.	118,035	4,260	National Fuel Gas Company *	200,263
2,290	Ferro Corporation	47,655	8,160	Northeast Utilities Service
2,500	Florida Rock Industries, Inc.	172,800		Company	262,507
2,000	FMC Corporation	153,860	5,640	NSTAR *	202,476
2,260	Glatfelter Company *	33,787	4,860	OGE Energy Corporation	186,818
5,400	Louisiana-Pacific Corporation *	106,434	5,700	ONEOK, Inc.	275,937
3,660	Lubrizol Corporation	219,380	10,055	Pepco Holdings, Inc. *	296,824
11,100	Lyondell Chemical Company *	345,432	3,960	PNM Resources, Inc.	128,898
2,300	Martin Marietta Materials, Inc.	335,386	6,020	Puget Energy, Inc.	155,436
1,070	Minerals Technologies, Inc. *	68,073	6,190	SCANA Corporation	269,451
3,880	Olin Corporation	66,503	11,470	Sierra Pacific Resources #*	209,442
4,200	Packaging Corporation of America *	103,992	3,920	Vectren Corporation *	113,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Mid Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.1%)	Value

Utilities — continued
4,600	Westar Energy, Inc.	$125,212
2,490	WGL Holdings, Inc. *	84,262
6,020	Wisconsin Energy Corporation *	293,716

	Total Utilities	4,986,888

	Total Common Stock
	(cost $42,910,961)	61,988,430

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (26.0%)		Rate (+)	Date	Value

16,602,052	Thrivent Financial Securities Lending Trust		5.330%	N/A	$16,602,052

	Total Collateral Held for Securities Loaned
	(cost $16,602,052)				16,602,052

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (3.0%)		Rate (+)	Date	Value

$125,000	Federal National Mortgage Association ‡		5.080%	7/16/2007	$123,657
1,818,239	Thrivent Money Market Fund		5.030	N/A	1,818,239

	Total Short-Term Investments (at amortized cost)				1,941,896

	Total Investments (cost $61,454,909) 126.1%				$80,532,378

	Other Assets and Liabilities, Net (26.1%)				(16,669,355)

	Total Net Assets 100.0%				$63,863,023

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	22	June 2007	$1,884,680	$1,932,040	$47,360

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $123,657 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,616,065 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$21,062,100
Gross unrealized depreciation	(1,984,631)

Net unrealized appreciation (depreciation)	$19,077,469
Cost for federal income tax purposes	$61,454,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (14.6%)			760	Lee Enterprises, Inc.	$19,897
866	99 Cents Only Stores #*	$12,384	600	M.D.C. Holdings, Inc. *	30,756
1,750	Advance Auto Parts, Inc. ‡	72,100	435	Media General, Inc. *	15,982
900	Aeropostale, Inc. #*	37,035	640	Modine Manufacturing Company *	14,803
3,621	American Eagle Outfit ters, Inc. *‡	106,711	1,020	Mohawk Industries, Inc. #*	91,963
1,000	American Greetings Corporation *	25,450	1,000	Netflix, Inc. #*	22,170
1,300	AnnTaylor Stores Corporation #	50,024	100	NVR, Inc. #*	82,400
1,300	Applebee’s International, Inc. *	35,334	2,100	O’Reilly Automotive, Inc. #*	74,760
1,286	ArvinMeritor, Inc. *	26,556	1,445	OSI Restaurant Partners, Inc. *	57,525
280	Bandag, Inc. *	14,123	1,300	Pacific Sunwear of California, Inc. #*	27,209
995	Barnes & Noble, Inc.	39,332	1,125	Payless ShoeSource, Inc. #	35,888
800	Beazer Homes USA, Inc. *	26,704	2,400	PETsMART, Inc.	79,656
1,515	Belo Corporation *	29,194	1,000	Phillips-Van Heusen Corporation *	55,900
415	Blyth, Inc.	10,832	900	Regis Corporation	34,407
720	Bob Evans Farms, Inc. *	26,424	1,200	Rent-A-Center, Inc. #*	33,408
1,065	Borders Group, Inc. *	22,482	2,620	Ross Stores, Inc.	86,853
1,140	BorgWarner, Inc.	88,817	1,000	Ruby Tuesday, Inc. *	26,760
800	Boyd Gaming Corporation *	36,400	700	Ryland Group, Inc. *	31,010
2,235	Brinker International, Inc.	69,508	2,535	Saks, Inc. *	53,083
1,050	Callaway Golf Company *	18,858	510	Scholastic Corporation #	15,744
1,800	Career Education Corporation #*	53,172	1,300	Scientific Games Corporation #*	43,277
3,800	CarMax, Inc. #*	94,696	1,005	Sotheby’s Holdings, Inc.	51,878
700	Catalina Marketing Corporation *	22,190	300	Strayer Education, Inc.	37,302
480	CBRL Group, Inc. *	21,398	700	Thor Industries, Inc. *	27,881
2,300	Charming Shoppes, Inc. #*	28,750	900	Timberland Company #*	23,229
1,350	Cheesecake Factory, Inc. #*	37,260	2,300	Toll Brothers, Inc. #*	68,494
3,100	Chico’s FAS, Inc. #*	81,716	1,100	Tupperware Corporation *	30,932
1,680	Claire’s Stores, Inc. *	54,718	2,000	Urban Outfitters, Inc. #*	51,520
1,100	Coldwater Creek, Inc. #*	22,770	775	Valassis Communications, Inc. #*	14,849
1,500	Corinthian Colleges, Inc. #*	20,745	100	Washington Post Company *	74,400
995	DeVry, Inc. *	32,825	1,260	Westwood One, Inc. *	8,581
700	Dick’s Sporting Goods, Inc. #*	39,263	1,970	Williams-Sonoma, Inc. *	69,383

1,902	Dollar Tree Stores, Inc. #	74,787		Total Consumer
600	Entercom Communications			Discretionary	3,205,180

	Corporation *	16,644
2,900	Foot Locker, Inc. *	68,991	Consumer Staples (2.5%)
800	Furniture Brands International, Inc. *	12,864	1,300	Alberto-Culver Company *	31,577
2,600	GameStop Corporation #	86,242	1,130	BJ’s Wholesale Club, Inc. #	39,019
2,500	Gentex Corporation *	44,500	1,265	Church & Dwight Company, Inc. ‡	64,173
1,800	Hanesbrands, Inc. #*	47,862	1,000	Energizer Holdings, Inc. #	97,180
835	Harte-Hanks, Inc.	21,794	1,200	Hansen Natural Corporation #*	45,840
700	Hovnanian Enterprises, Inc. #*	16,793	1,325	Hormel Foods Corporation	50,469
555	International Speedway Corporation	27,417	995	J.M. Smucker Company	55,541
500	ITT Educational Services, Inc. #	48,605	445	Lancaster Colony Corporation *	18,792
800	John Wiley and Sons, Inc.	29,960	1,110	PepsiAmericas, Inc.	26,795
1,000	Laureate Education, Inc. #	59,050	680	Ruddick Corporation *	20,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Staples — continued			2,700	Colonial BancGroup, Inc. *	$64,962
1,800	Smithfield Foods, Inc. #*	$55,026	900	Commerce Group, Inc.	29,349
395	Tootsie Roll Industries, Inc. *	11,451	800	Cousins Properties, Inc.	26,856
550	Universal Corporation *	34,474	1,100	Cullen/Frost Bankers, Inc.	56,287

	Total Consumer Staples	550,757	2,200	Eaton Vance Corporation *	84,084

			1,105	Everest Re Group, Ltd.	111,207
Energy (8.2%)			4,085	Fidelity National Financial, Inc. *	104,127
2,400	Arch Coal, Inc. *	86,568	1,700	First American Corporation	87,550
2,100	Cameron International		1,900	First Niagara Financial Group, Inc. *	25,840
	Corporation #	135,597	1,470	FirstMerit Corporation *	30,694
1,500	Cimarex Energy Company *	59,100	1,000	Greater Bay Bancorp	25,790
2,200	Denbury Resources, Inc. #*	72,798	965	Hanover Insurance Group, Inc.	44,351
1,000	Encore Acquisition Company #*	26,710	1,950	HCC Insurance Holdings, Inc.	59,787
1,300	FMC Technologies, Inc. #	92,144	1,100	Highwoods Properties, Inc. *	44,858
900	Forest Oil Corporation #*	31,716	730	Horace Mann Educators
1,900	Frontier Oil Corporation	67,127		Corporation *	15,359
2,230	Grant Prideco, Inc. #	114,934	1,700	Hospitality Properties Trust *	77,401
1,810	Hanover Compressor Company #*	39,150	1,300	IndyMac Bancorp, Inc. *	39,312
1,850	Helmerich & Payne, Inc. *	59,736	1,100	Investors Financial Services
2,400	Newfield Exploration Company #	105,000		Corporation *	68,068
3,080	Noble Energy, Inc.	181,135	1,900	Jefferies Group, Inc.	60,230
570	Overseas Shipholding Group, Inc. * 40,356		3,000	Leucadia National Corporation *	90,420
2,800	Patterson-UTI Energy, Inc.	68,292	1,700	Liberty Property Trust	82,263
2,260	Pioneer Natural Resources		1,400	Macerich Company *	133,168
	Company	113,452	1,200	Mack-Cali Realty Corporation	58,764
1,400	Plains Exploration & Production		700	Mercury General Corporation *	37,905
	Company #	65,786	5,200	New York Community
1,100	Pogo Producing Company *	53,086		Bancorp, Inc. *	90,792
3,000	Pride International, Inc. #*	98,430	1,500	Nuveen Investments *	79,950
1,000	Quicksilver Resources, Inc. #*	41,860	1,115	Ohio Casualty Corporation *	35,279
3,100	Southwestern Energy Company #*	130,200	4,121	Old Republic International
1,400	Superior Energy Services, Inc. #	50,862		Corporation	87,654
980	Tidewater, Inc. *	61,946	1,570	PMI Group, Inc.	76,098

	Total Energy	1,795,985	718	Potlatch Corporation *	31,154

			1,255	Protective Life Corporation	58,860
Financials (16.2%)			1,500	Radian Group, Inc.	87,165
1,275	A.G. Edwards, Inc.	92,374	1,650	Raymond James Financial, Inc.	50,622
1,800	AMB Property Corporation ‡	109,638	1,483	Rayonier, Inc. REIT	64,318
1,200	American Financial Group, Inc.	42,324	1,300	Regency Centers Corporation *	107,120
2,000	AmeriCredit Corporation #*	50,460	1,100	SEI Investments Company *	67,133
1,800	Arthur J. Gallagher & Company *	50,328	1,000	StanCorp Financial Group, Inc.	47,600
2,444	Associated Banc-Corp ‡	79,137	700	SVB Financial Group #*	35,854
1,545	Astoria Financial Corporation *	41,035	2,120	TCF Financial Corporation *	57,410
985	Bank of Hawaii Corporation	52,106	2,400	UDR, Inc. *	72,096
2,000	Brown & Brown, Inc. *	51,500	815	Unitrin, Inc.	38,427
900	Cathay General Bancorp *	29,511	3,050	W.R. Berkley Corporation ‡	99,094
810	City National Corporation	59,308	1,600	Waddell & Reed Financial, Inc.	38,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Financials — continued			2,070	Sepracor, Inc. #*	$111,118
1,573	Washington Federal, Inc.	$37,296	1,180	STERIS Corporation	30,161
970	Webster Financial Corporation *	43,116	700	Techne Corporation #	41,279
1,300	Weingarten Realty Investors *	62,218	1,600	Triad Hospitals, Inc. #	85,024
625	Westamerica Bancorporation *	29,269	1,000	Universal Health Services, Inc.	60,720
1,170	Wilmington Trust Corporation	47,338	1,670	Valeant Pharmaceuticals

	Total Financials	3,560,968		International *	30,093

			600	Varian, Inc. #	34,776
Health Care (10.7%)			1,500	VCA Antech, Inc. #	59,145
1,024	Advanced Medical Optics, Inc. #*	41,400	600	Ventana Medical Systems, Inc. #*	29,154
1,200	Affymetrix, Inc. #*	31,524	2,300	Vertex Pharmaceuticals, Inc. #*	70,702
745	Apria Healthcare Group, Inc. #	23,646	600	Wellcare Health Plans, Inc. #	48,354

1,210	Beckman Coulter, Inc. ‡	76,000		Total Health Care	2,364,185

1,200	Cephalon, Inc. #*	95,532
1,200	Cerner Corporation #*	63,888	Industrials (15.3%)
1,200	Charles River Laboratories		1,610	AGCO Corporation #	67,185
	International, Inc. #*	56,832	1,500	AirTran Holdings, Inc. #*	16,515
1,800	Community Health Systems, Inc. #	66,240	635	Alaska Air Group, Inc. #*	18,796
1,070	Covance, Inc. #	64,735	750	Alexander & Baldwin, Inc. *	40,088
2,100	Cytyc Corporation #	73,983	500	Alliant Techsystems, Inc. #*	46,565
2,664	Dentsply International, Inc.	89,004	1,830	AMETEK, Inc.	66,392
1,000	Edwards Lifesciences		1,910	Avis Budget Group, Inc. #*	53,728
	Corporation #*	49,000	905	Brink’s Company *	57,468
1,000	Gen-Probe, Inc. #	51,110	1,130	Carlisle Companies, Inc. *	46,533
4,300	Health Management		1,400	ChoicePoint, Inc. #*	53,158
	Associates, Inc. *	45,967	915	Con-way, Inc. *	49,986
1,950	Health Net, Inc. #*	105,417	1,300	Copart, Inc. #	37,674
1,600	Henry Schein, Inc. #	83,408	600	Corporate Executive Board
1,130	Hillenbrand Industries, Inc.	69,100		Company *	38,184
700	Intuitive Surgical, Inc. #*	90,762	1,000	Crane Company	42,510
800	Invitrogen Corporation #	52,376	1,000	Deluxe Corporation	37,850
1,100	LifePoint Hospitals, Inc. #	40,161	1,190	Donaldson Company, Inc. *	42,745
1,530	Lincare Holdings, Inc. #	60,343	800	DRS Technologies, Inc. *	40,248
600	Martek Biosciences Corporation #*	12,954	1,100	Dun & Bradstreet Corporation	99,330
1,000	Medicis Pharmaceutical		3,800	Expeditors International of
	Corporation *	30,400		Washington, Inc.	158,840
5,722	Millennium Pharmaceuticals, Inc. #*	63,400	2,340	Fastenal Company *	96,221
2,185	Omnicare, Inc. *	72,476	795	Federal Signal Corporation	12,553
700	Par Pharmaceutical		1,100	Flowserve Corporation	67,111
	Companies, Inc. #*	18,851	925	GATX Corporation *	45,334
2,100	PDL BioPharma, Inc. #*	53,046	1,200	Graco, Inc.	47,400
1,430	Perrigo Company *	27,170	630	Granite Construction, Inc.	37,951
1,800	Pharmaceutical Product		1,460	Harsco Corporation	74,460
	Development, Inc. *	64,926	1,180	Herman Miller, Inc.	40,604
1,000	Psychiatric Solutions, Inc. #*	35,070	815	HNI Corporation *	34,018
1,300	ResMed, Inc. #*	54,938	1,055	Hubbell, Inc.	54,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Industrials — continued			2,225	Arrow Electronics, Inc. #	$87,932
2,240	Jacobs Engineering Group, Inc. #	$112,963	7,690	Atmel Corporation #*	40,911
1,860	JB Hunt Transport Services, Inc. *	50,332	2,260	Avnet, Inc. #*	92,434
3,200	JetBlue Airways Corporation #*	31,712	1,000	Avocent Corporation #*	28,010
1,950	Joy Global, Inc. *	98,728	2,200	BISYS Group, Inc. #*	25,454
390	Kelly Services, Inc. *	11,193	2,600	Broadridge Financial
765	Kennametal, Inc.	53,978		Solutions, LLC #*	52,104
800	Korn/Ferry International #	18,856	4,980	Cadence Design Systems, Inc. #‡	110,556
800	Lincoln Electric Holdings, Inc.	50,984	1,050	CDW Corporation	75,610
1,550	Manpower, Inc. ‡	124,388	2,500	Ceridian Corporation #*	84,400
600	Mine Safety Appliances Company *	25,290	1,570	CheckFree Corporation #*	52,846
1,000	MSC Industrial Direct		1,100	CommScope, Inc. #*	51,315
	Company, Inc.	48,740	1,600	Cree, Inc. #*	32,640
1,000	Navigant Consulting, Inc. #	19,180	745	CSG Systems International, Inc. #*	19,951
660	Nordson Corporation	30,248	3,340	Cypress Semiconductor
1,300	Oshkosh Truck Corporation *	72,722		Corporation #*	76,219
1,830	Pentair, Inc.	58,816	1,190	Diebold, Inc.	56,727
2,500	Precision Castparts Corporation	260,278	1,090	DST Systems, Inc. #*	85,074
2,100	Quanta Services, Inc. #*	57,729	700	Dycom Industries, Inc. #*	18,137
3,150	Republic Services, Inc.	87,980	800	F5 Networks, Inc. #*	61,424
540	Rollins, Inc. *	12,458	1,000	Fair Isaac Corporation *	35,710
1,600	Roper Industries, Inc. *	89,696	2,300	Fairchild Semiconductor
175	Sequa Corporation #	20,510		International, Inc. #	40,480
1,040	SPX Corporation	73,715	1,000	Gartner Group, Inc. #*	25,230
900	Stericycle, Inc. #*	78,426	1,300	Global Payments, Inc.	49,374
1,050	Swift Transportation		2,490	Harris Corporation	127,862
	Company, Inc. #*	32,844	600	Imation Corporation	22,146
735	Teleflex, Inc.	52,795	2,500	Ingram Micro, Inc. #	49,050
900	Thomas & Betts Corporation #	49,032	3,555	Integrated Device
1,800	Timken Company	59,364		Technology, Inc. #	53,254
1,380	Trinity Industries, Inc. *	64,032	1,400	International Rectifier
1,200	United Rentals, Inc. #*	40,200		Corporation #*	49,392
975	Werner Enterprises, Inc. *	18,437	2,500	Intersil Corporation	74,475
1,000	YRC Worldwide, Inc. #*	39,790	1,500	Jack Henry & Associates, Inc. *	35,625

	Total Industrials	3,369,396	1,500	KEMET Corporation #*	12,720

			2,500	Lam Research Corporation #*	134,450
Information Technology (15.5%)			2,100	Lattice Semiconductor
7,200	3Com Corporation #*	29,016		Corporation #*	11,466
4,477	Activision, Inc. #*	89,540	900	Macrovision Corporation #*	21,843
1,145	Acxiom Corporation	25,877	2,795	McAfee, Inc. #	90,810
990	ADTRAN, Inc. *	25,196	3,100	MEMC Electronic Materials, Inc. #	170,128
200	Advent Software, Inc. #*	6,712	1,550	Mentor Graphics Corporation #*	25,079
1,100	Alliance Data Systems		1,100	Micrel, Inc. #*	13,805
	Corporation #*	70,026	3,860	Microchip Technology, Inc. *	155,712
3,200	Amphenol Corporation ‡	112,352	1,500	MoneyGram International, Inc. *	42,645
2,800	Andrew Corporation #*‡	30,576	1,925	MPS Group, Inc. #	26,353
			1,050	National Instruments Corporation	29,253

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Information Technology — continued			700	Scotts Company *	$31,479
1,800	Palm, Inc. #*	$30,384	810	Sensient Technologies Corporation	21,206
2,100	Parametric Technology		1,875	Sonoco Products Company	79,950
	Corporation #	37,317	1,600	Steel Dynamics, Inc.	70,896
900	Plantronics, Inc. *	22,599	1,900	Valspar Corporation	51,376
1,590	Polycom, Inc. #	52,947	1,200	Worthington Industries, Inc. *	26,700

2,400	Powerwave Technologies, Inc. #*	14,952		Total Materials	1,342,330

3,500	RF Micro Devices, Inc. #*	21,875
1,300	Semtech Corporation #	18,746	Telecommunications Services (0.7%)
900	Silicon Laboratories, Inc. #	29,529	4,460	Cincinnati Bell, Inc. #*	22,612
800	SRA International, Inc. #*	19,544	1,200	NeuStar, Inc. #*	34,512
1,700	Sybase, Inc. #*	41,123	1,835	Telephone and Data Systems, Inc.	104,503

2,600	Synopsys, Inc. #*	71,916		Total Telecommunications
1,045	Tech Data Corporation #	37,139		Services	161,627

685	Transaction Systems Architects, Inc. #	21,735
2,415	TriQuint Semiconductor, Inc. #*	12,486	Utilities (7.9%)
1,900	UTStarcom, Inc. #*	13,566	1,385	AGL Resources, Inc. ‡	60,303
1,800	ValueClick, Inc. #*	51,480	2,075	Alliant Energy Corporation *	90,885
3,295	Vishay Intertechnology, Inc. #	54,862	2,400	Aqua America, Inc. *	53,064
4,000	Western Digital Corporation #	70,720	6,795	Aquila, Inc. #‡	28,063
1,300	Wind River Systems, Inc. #*	12,779	670	Black Hills Corporation *	26,673
1,200	Zebra Technologies Corporation #*	47,748	2,045	DPL, Inc. *	64,111

	Total Information		1,650	Duquesne Light Holdings, Inc. *	32,901
	Technology	3,421,348	2,965	Energy East Corporation *	71,812

			2,200	Equitable Resources, Inc.	114,422
Materials (6.1%)			1,530	Great Plains Energy, Inc. *	49,939
1,395	Airgas, Inc. ‡	62,147	1,570	Hawaiian Electric Industries, Inc. *	41,322
1,360	Albemarle Corporation	57,732	725	IDACORP, Inc.	24,976
1,045	Bowater, Inc. *	22,875	3,350	MDU Resources Group, Inc. *	101,505
1,175	Cabot Corporation	53,228	1,470	National Fuel Gas Company *	69,105
4,320	Chemtura Corporation	47,650	2,825	Northeast Utilities Service Company	90,880
2,200	Commercial Metals Company	73,766	2,030	NSTAR	72,877
765	Cytec Industries, Inc.	41,998	1,565	OGE Energy Corporation	60,159
690	Ferro Corporation *	14,359	2,100	ONEOK, Inc.	101,661
900	Florida Rock Industries, Inc.	62,208	3,532	Pepco Holdings, Inc. *	104,265
700	FMC Corporation *	53,851	1,395	PNM Resources, Inc.	45,407
740	Glatfelter Company *	11,063	2,125	Puget Energy, Inc.	54,868
1,900	Louisiana-Pacific Corporation *	37,449	2,190	SCANA Corporation	95,331
1,170	Lubrizol Corporation *	70,130	3,970	Sierra Pacific Resources #*	72,492
3,910	Lyondell Chemical Company	121,679	1,340	Vectren Corporation *	38,954
905	Martin Marietta Materials, Inc.	131,967	1,500	Westar Energy, Inc. *	40,830
370	Minerals Technologies, Inc. *	23,539	980	WGL Holdings, Inc. *	33,163
1,285	Olin Corporation	22,025	2,210	Wisconsin Energy Corporation	107,826

1,400	Packaging Corporation of America	34,664		Total Utilities	1,747,794

1,200	Reliance Steel & Aluminum

	Company *	71,280		Total Common Stock
2,215	RPM International, Inc. *	47,113		(cost $13,788,297)	21,519,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

		Interest		Maturity
Shares	Collateral Held for Securities Loaned (26.2%)	Rate (+)		Date	Value

5,758,632	Thrivent Financial Securities Lending Trust	5.330%		N/A	$5,758,632

	Total Collateral Held for Securities Loaned
	(cost $5,758,632)				5,758,632

Shares or
Principal		Interest		Maturity
Amount	Short-Term Investments (2.4%)	Rate (+)		Date	Value

$100,000	Federal National Mortgage Association ‡	5.080%		7/16/2007	$98,925
428,043	Thrivent Money Market Fund	5.030		N/A	428,043

	Total Short-Term Investments (at amortized cost)				526,968

	Total Investments (cost $20,073,897) 126.3%				$27,805,170

	Other Assets and Liabilities, Net (26.3%)				(5,788,112)

	Total Net Assets 100.0%				$22,017,058

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 400 Index Mini-Futures	5	June 2007	$441,254	$439,100	($2,154)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $98,925 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,011,394 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$8,276,389
Gross unrealized depreciation	(545,116)

Net unrealized appreciation (depreciation)	$7,731,273
Cost for federal income tax purposes	$20,073,897

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Partner International Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value (^)	Shares	Common Stock (96.1%)	Value (^)

Australia (4.3%)			20,200	Inmet Mining Corporation	$1,228,671
103,198	Australia & New Zealand		79,100	Lundin Mining Corporation #	969,953
	Banking Group, Ltd.	$2,607,472	32,800	Metro, Inc.	1,145,148
56,412	Babcock & Brown, Ltd.	1,376,575	10,700	Potash Corporation of
54,754	BHP Billiton, Ltd.	1,336,803		Saskatchewan #	1,916,533
45,267	Caltex Australia, Ltd.	906,998	41,000	Royal Bank of Canada #	2,135,886
146,779	Computershare, Ltd.	1,265,420	99,000	Talisman Energy, Inc. #	1,878,494

26,078	CSL, Ltd.	1,878,478		Total Canada	19,531,311

30,220	Macquarie Bank Limited	2,165,529
142,060	Paladin Resources, Ltd. #	1,111,643	Denmark (0.3%)
85,299	QBE Insurance Group, Ltd.	2,163,151	18,822	Novo Nordisk AS	1,842,532

11,447	Rio Tinto, Ltd.	781,769		Total Denmark	1,842,532

195,318	Seek, Ltd.	1,194,490
1	Suncorp-Metway, Ltd.	18	Finland (0.6%)
78,296	Toll Holdings, Ltd.	1,426,119	39,738	Elisa Oyj	1,156,328
306,400	Westpac Banking Corporation	6,840,787	21,467	Kesko Oyj	1,489,317
93,130	Woolworths, Ltd.	2,181,261	48,288	Nokia Oyj #	1,218,092

75,244	WorleyParsons, Ltd.	1,708,907		Total Finland	3,863,737

	Total Australia	28,945,420

			France (6.7%)
Austria (0.3%)			26,078	Air France-KLM	1,329,960
39,533	Immofinanz Immobilien		218,900	Axa SA	10,050,342
	Anlagen AG #	642,573	15,885	Bouygues SA	1,265,717
358	Raiffeisen International Bank		47,500	Carrefour SA	3,650,843
	Holding AG	49,462	10,265	CNP Assurances	1,308,545
20,996	Voestalpine AG	1,410,336	5,278	Compagnie Generale de

	Total Austria	2,102,371		Geophysique-Veritas #	1,092,795

			15,405	Groupe Danone	2,532,849
Belgium (0.9%)			16,850	Kaufman & Broad SA	1,282,428
51,571	Fortis	2,317,500	8,385	Lafarge SA	1,361,261
25,384	InBev NV	1,978,712	10,701	Michelin Class B	1,363,385
11,868	KBC Groep NV	1,570,162	14,250	Nexity	1,234,369

	Total Belgium	5,866,374	22,648	Sanofi-Aventis	2,073,096

			61,900	Schneider Electric SA	8,730,324
Bermuda (0.2%)			54,126	Total SA	3,990,005
56,617	Jardine Matheson Holdings, Ltd.	1,319,312	17,656	Vinci SA	2,839,983

	Total Bermuda	1,319,312	27,961	Vivendi Universal SA	1,153,353

				Total France	45,259,255

Canada (2.9%)
36,100	AGF Management, Ltd.	1,257,434	Germany (9.5%)
24,100	Agrium, Inc. #	934,122	122,700	Adidas AG	7,299,043
33,700	Bank of Nova Scotia #	1,621,086	7,065	Allianz AG	1,607,172
36,766	Biovail Corporation #	899,358	23,519	BASF AG	2,806,040
39,900	EnCana Corporation #	2,088,648	34,804	Bayer AG	2,394,200
29,500	Fortis, Inc.	750,590	22,108	Bayerische Motoren Werke AG	1,359,865
16,700	Husky Energy, Inc.	1,273,678	74,500	Celesio AG	5,319,684
37,700	Imperial Oil, Ltd. #	1,431,710	13,211	Deutsche Bank AG	2,026,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Partner International Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value (^)	Shares	Common Stock (96.1%)	Value (^)

Germany — continued			108,000	Chiba Bank, Ltd.	$892,659
9,315	Deutsche Boerse AG	$2,186,262	124,100	Daito Trust Construction
207,400	Deutsche Post AG-REG	7,139,932		Company, Ltd.	5,700,700
23,746	E.ON AG	3,551,890	436	Geo Corporation	838,211
8,271	Fresenius Medical Care		41,300	Hitachi Construction Machinery
	AG & Company	1,238,206		Company, Ltd.	1,288,909
12,225	MAN AG	1,623,084	290	Japan Tobacco, Inc.	1,416,444
87,000	Metro AG	6,692,126	26,300	Joint Corporation	869,048
1,172	Porsche AG	1,957,042	100,900	Komatsu, Ltd.	2,387,664
7,147	RWE AG	753,303	43,400	Kyocera Corporation	4,218,016
9,720	Salzgitter AG	1,598,358	42,600	Makita Corporation	1,620,871
18,716	SGL Carbon AG #	726,402	40,300	Matsuda Sangyo Company, Ltd.	964,126
102,011	Siemens AG	12,307,972	147,000	Meiji Dairies Corporation	1,175,306
12,512	Wincor Nixdorf AG	1,219,579	754	Mitsubishi UFJ Financial

	Total Germany	63,806,577		Group, Inc.	7,843,178

			144,000	Mitsui Osk Lines, Ltd.	1,814,756
Hong Kong (1.4%)			244	Mizuho Financial Group, Inc.	1,468,327
144,000	Esprit Holdings, Ltd.	1,745,247	58,000	Mori Seiki Company, Ltd.	1,522,889
388,000	Hengan International Group		295,700	Nikon Corporation	6,784,047
	Company, Ltd.	1,230,907	6,200	Nintendo Company, Ltd.	1,936,712
456,500	Swire Pacific, Ltd.	5,212,769	39,348	Nippon Seiki Company, Ltd.	843,551
160,111	Vtech Holdings, Ltd.	1,205,632	322,000	Nippon Steel Corporation	2,077,421

	Total Hong Kong	9,394,555	170,300	Nippon Suisan Kaisha, Ltd.	1,097,199

			207	NTT Data Corporation	1,015,353
Ireland (0.7%)			85,000	OKUMA Corporation	1,015,153
41,085	Allied Irish Banks plc	1,244,257	40,000	Olympus Corporation	1,399,115
80,789	Anglo Irish Bank Corporation plc	1,815,845	5,800	ORIX Corporation	1,546,505
50,216	Kingspan Group plc	1,406,589	50,000	Ricoh Company, Ltd.	1,097,412

	Total Ireland	4,466,691	30,650	Shin-Etsu Chemical

				Company, Ltd.	1,978,248
Italy (5.0%)			339,000	Shinsei Bank, Ltd.	1,461,790
35,829	Buzzi Unicem SPA	1,147,535	23,000	Sumco Corporation	999,451
173,555	Enel SPA	1,972,317	424,200	Sumitomo Corporation	7,265,340
267,946	Eni SPA	8,885,949	372	Sumitomo Mitsui Financial
252,100	Finmeccanica SPA	7,749,632		Group, Inc.	3,249,819
67,351	Geox SPA	1,231,224	39,000	Sumitomo Realty &
61,054	Indesit Company SPA	1,430,262		Development Co., Ltd.	1,439,531
1,137,578	UniCredito Italiano SPA	11,687,651	745,700	Sumitomo Trust and Banking

	Total Italy	34,104,570		Company, Ltd.	7,282,415

			151,400	Takeda Pharmaceutical
Japan (16.5%)				Company, Ltd.	9,814,875
30,700	Aisin Seiki Company, Ltd.	1,009,436	25,800	Tocalo Company, Ltd.	705,456
2,587	Ardepro Company, Ltd.	865,026	179,900	Toyota Motor Corporation	10,926,944
307,100	Bridgestone Corporation	6,228,033	64,100	Urban Corporation	841,090

64,600	Canon, Inc.	3,624,340		Total Japan	111,615,409

54,000	Casio Computer Company, Ltd.	1,090,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Partner International Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value (^)	Shares	Common Stock (96.1%)	Value (^)

Netherlands (4.2%)			Spain (4.4%)
119,400	ABN AMRO Holding NV	$5,793,067	239,900	Banco Bilbao Vizcaya
23,721	Akzo Nobel NV	1,903,701		Argentaria SA	$5,736,026
33,824	Apothekers Cooperatie OPG U.A.	1,228,820	60,838	Banco Santander Central
55,532	Arcelor Mittal	2,965,180		Hispano SA	1,095,051
64,164	ASML Holding NV #	1,743,032	27,744	Grupo Catalana Occidente SA	1,211,721
29,964	Furgo NV	1,624,275	82,000	Iberdrola SA	4,061,260
28,122	Heineken NV	1,505,333	30,729	Industria de Diseno Textil SA
166,600	ING Groep NV	7,588,325		(Inditex)	1,890,387
28,448	Sligro Food Group NV	1,169,318	49,200	Repsol YPF SA	1,620,894
25,983	TomTom NV #	1,096,785	556,689	Telefonica SA	12,503,853
48,198	Wolters Kluwer NV	1,427,616	24,424	Union Fenosa SA	1,334,534

	Total Netherlands	28,045,452		Total Spain	29,453,726

Norway (1.3%)			Sweden (2.5%)
43,400	Aker Kvaerner ASA	1,016,995	26,750	Alfa Laval AB	1,625,973
48,600	Cermaq ASA	849,905	43,250	Hennes & Mauritz AB	2,859,127
162,875	Ementor ASA #	1,452,398	13,880	Modern Times Group AB	808,774
99,400	Orkla ASA	1,584,574	55,473	Peab AB	1,763,888
51,350	Petroleum Geo-Services ASA #	1,404,561	35,100	Swedbank AB	1,352,991
66,400	Tandberg ASA	1,403,144	2,135,100	Telefonaktiebolaget LM Ericsson	8,158,382

45,600	Yara International ASA	1,329,901		Total Sweden	16,569,135

	Total Norway	9,041,478

			Switzerland (7.7%)
Singapore	(3.2%)		73,199	ABB, Ltd.	1,462,653
110,000	City Developments, Ltd.	1,151,782	5,163	Actelion, Ltd. #	1,226,589
254,000	Keppel Land, Ltd.	1,466,690	6,700	Givaudan SA	6,275,073
1,675,000	MMI Holdings, Ltd.	1,761,765	14,744	Holcim, Ltd.	1,579,316
4,083,490	Singapore		42,615	Logitech International SA #	1,156,705
	Telecommunications, Ltd.	8,866,600	28,507	Nestle SA	11,284,552
596,800	United Overseas Bank, Ltd.	8,342,630	56,269	Novartis AG	3,268,852

	Total Singapore	21,589,467	14,469	Phonak Holding AG	1,279,918

			23,161	Roche Holding AG	4,361,200
South Korea (1.9%)			33,048	Swatch Group AG	9,468,879
9,715	Korea Zinc Company, Ltd.	1,471,669	81,900	Swiss Reinsurance Company	7,698,275
18,115	KT&G Corporation	1,302,223	23,081	UBS AG	1,499,946
78,750	LG Electronics, Inc.	5,252,250	5,660	Zurich Financial Services AG	1,642,296

4,949	Samsung Electronics			Total Switzerland	52,204,254

	Company, Ltd.	3,026,607
31,237	STX Shipbuilding Company, Ltd.	902,602	Taiwan (0.9%)
46,210	Woori Finance Holdings		599,100	Taiwan Semiconductor
	Company, Ltd.	1,149,500		Manufacturing Company,

	Total South Korea	13,104,851		Ltd. ADR	6,314,514

				Total Taiwan	6,314,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Partner International Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.1%)	Value (^)	Shares	Common Stock (96.1%)	Value (^)

United Kingdom (20.3%)			130,839	Michael Page International plc	$1,497,624
64,449	Admiral Group plc	$1,363,558	161,184	National Grid plc	2,530,695
190,454	AstraZeneca plc	10,357,636	426,800	Pearson plc	7,300,234
135,608	Barclays plc	1,957,652	219,870	Premier Foods plc	1,338,828
61,260	BG Group plc	882,715	60,815	Punch Taverns plc	1,570,501
33,212	BHP Billiton plc	742,067	44,513	Reckitt Benckiser plc	2,435,042
103,914	BP Amoco plc	1,165,724	16,748	Rio Tinto plc	1,017,649
125,385	British Airways plc #	1,261,296	207,608	Royal Bank of Scotland
59,940	British Land Company plc	1,750,713		Group plc	7,948,717
639,300	British Sky Broadcasting		62,968	Royal Dutch Shell plc	2,187,096
	Group plc	7,321,845	62,658	Royal Dutch Shell plc	2,206,424
414,023	BT Group plc	2,604,181	94,771	Tesco plc	871,454
333,364	Centricia plc	2,568,656	246,425	Unilever plc	7,709,540
79,772	Charter plc #	1,629,273	64,234	United Business Media plc	1,033,190
35,991	Chemring Group plc	1,481,935	2,565,987	Vodafone Group plc	7,299,799
419,165	GlaxoSmithKline plc	12,089,570	220,472	William Morrison
23,409	Go-Ahead Group plc	1,217,502		Supermarkets plc	1,344,698
173,801	HBOS plc	3,729,545	584,281	WPP Group plc	8,650,537
55,880	Imperial Tobacco Group plc	2,435,546	35,391	Xstrata plc	1,841,556

69,334	Inchcape plc	780,836		Total United Kingdom	136,860,135

221,142	International Power plc	1,933,500
54,787	Keller Group plc	1,099,147	United States (0.4%)
1,285,200	Kingfisher plc	6,958,737	34,342	iShares MSCI EAFE Index Fund	2,715,079

41,063	Land Securities Group plc	1,598,526		Total United States	2,715,079

589,500	Lloyds TSB Group plc	6,806,774

185,785	Man Group plc	2,080,116		Total Common Stock
153,186	Marks and Spencer Group plc	2,259,501		(cost $533,657,908)	648,016,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Partner International Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.6%)	Rate (+)	Date	Value

$2,000,000	Jupiter Securitization Company, LLC	5.270%	5/3/2007	$1,999,414
2,000,000	Park Avenue Receivables Corporation	5.270	5/29/2007	1,991,802
10,685,000	Three Pillars Funding Corporation	5.310	5/1/2007	10,685,000
13,691	Thrivent Money Market Fund	5.030	N/A	13,691
3,010,000	Total Capital SA	5.300	5/1/2007	3,010,000

	Total Short-Term Investments (at amortized cost)			17,699,907

	Total Investments (cost $551,357,815) 98.7%			$665,716,112

	Other Assets and Liabilities, Net 1.3%			8,641,802

	Total Net Assets 100.0%			$674,357,914

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$118,124,893
Gross unrealized depreciation	(3,766,596)

Net unrealized appreciation (depreciation)	$114,358,297
Cost for federal income tax purposes	$551,357,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Large Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Consumer Discretionary (12.1%)			45,150	Walgreen Company	$1,982,085
9,800	Abercrombie & Fitch Company	$800,268	62,200	Wal-Mart Stores, Inc.	2,980,624
35,262	Best Buy Company, Inc.	1,644,972	39,650	Whole Foods Market, Inc. *	1,855,224

24,400	Cheesecake Factory, Inc. #	673,440		Total Consumer Staples	35,609,321

43,900	Coach, Inc. #	2,143,637
170,550	Comcast Corporation #	4,502,520	Energy (5.7%)
29,800	Darden Restaurants, Inc. *	1,236,104	15,450	Cameron International
15,400	DreamWorks Animation			Corporation #	997,606
	SKG, Inc. #	450,912	21,700	Devon Energy Corporation	1,581,279
52,000	Gap, Inc.	933,400	27,000	Diamond Offshore Drilling, Inc. *	2,311,200
43,800	International Game Technology	1,670,532	38,300	Exxon Mobil Corporation	3,040,254
20,000	J.C. Penney Company, Inc.		9,800	FMC Technologies, Inc. #	694,624
	(Holding Company)	1,581,800	28,900	GlobalSantaFe Corporation	1,847,577
44,150	Kohl’s Corporation #	3,268,866	9,300	Marathon Oil Corporation	944,415
22,550	Las Vegas Sands Corporation #*	1,921,034	10,000	National Oilwell Varco, Inc. #	848,500
130,550	Lowe’s Companies, Inc.	3,989,608	24,150	Oceaneering International, Inc. #	1,148,091
51,400	Marriott International, Inc.	2,323,794	6,600	Petroleo Brasileiro SA ADR	668,118
51,100	McGraw-Hill Companies, Inc.	3,348,583	34,450	Range Resources Corporation	1,259,148
39,300	Melco PBL Entertainment		83,910	Schlumberger, Ltd.	6,195,075
	Macau, Ltd. ADR #*	684,606	21,000	Suncor Energy, Inc.	1,690,500
120,800	News Corporation *	2,899,200	2,350	Superior Offshore
25,450	Office Depot, Inc. #	855,629		International, Inc. #	42,934
13,650	Royal Caribbean Cruises, Ltd. *	567,430	10,250	Valero Energy Corporation	719,858
82,125	Staples, Inc.	2,036,700	42,400	XTO Energy, Inc.	2,301,048

118,750	Starbucks Corporation #	3,683,625		Total Energy	26,290,227

16,600	Starwood Hotels & Resorts
	Worldwide, Inc.	1,112,532	Financials (12.7%)
31,200	Talbots, Inc. *	733,200	31,260	ACE, Ltd.	1,858,720
71,800	Target Corporation	4,262,766	22,250	AFLAC, Inc.	1,142,315
31,100	Toll Brothers, Inc. #	926,158	23,950	AllianceBernstein Holding, LP *	2,178,492
36,100	Viacom, Inc. #	1,489,125	33,200	American Express Company	2,014,244
60,935	Walt Disney Company	2,131,506	30,500	American International
19,300	Wynn Resorts, Ltd. *	1,972,653		Group, Inc.	2,132,255
21,950	Yum! Brands, Inc.	1,357,827	10,850	Bear Stearns Companies, Inc. *	1,689,345

	Total Consumer		36,150	CB Richard Ellis Group, Inc. #	1,223,678
	Discretionary	55,202,427	134,200	Charles Schwab Corporation	2,565,904

			8,600	Chicago Mercantile Exchange
Consumer Staples (7.8%)				Holdings, Inc.	4,444,050
41,200	Altria Group, Inc.	2,839,504	72,500	Citigroup, Inc.	3,887,450
32,400	Archer-Daniels-Midland		14,550	Franklin Resources, Inc.	1,910,560
	Company	1,253,880	43,600	Goldman Sachs Group, Inc.	9,531,396
33,750	Campbell Soup Company *	1,319,625	38,550	J.P. Morgan Chase & Company	2,008,455
73,400	Colgate-Palmolive Company	4,972,116	28,150	Legg Mason, Inc.	2,792,198
144,700	CVS/Caremark Corporation	5,243,928	37,310	Lehman Brothers Holdings, Inc.	2,808,697
91,050	PepsiCo, Inc.	6,017,494	39,200	Morgan Stanley	3,293,192
111,100	Procter & Gamble Company	7,144,841

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Large Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Financials — continued			Industrials (9.4%)
28,050	Northern Trust Corporation	$1,765,748	50,950	Boeing Company	$4,738,350
38,600	optionsXpress Holdings, Inc.	952,648	17,550	Burlington Northern Santa Fe
15,650	Prudential Financial, Inc.	1,486,750		Corporation	1,536,327
44,600	State Street Corporation	3,071,602	12,900	Caterpillar, Inc.	936,798
34,050	T. Rowe Price Group, Inc.	1,691,604	34,300	Cooper Industries, Ltd.	1,706,768
52,550	UBS AG	3,410,495	24,450	Danaher Corporation	1,740,596

	Total Financials	57,859,798	15,450	Deere & Company	1,690,230

			28,650	FedEx Corporation	3,020,856
Health Care (17.3%)			9,700	Fluor Corporation	927,514
47,200	Abbott Laboratories	2,672,464	25,500	Foster Wheeler, Ltd. #	1,755,165
18,700	Aetna, Inc.	876,656	40,250	General Dynamics Corporation	3,159,625
18,750	Alcon, Inc.	2,529,938	279,270	General Electric Company	10,293,892
29,850	Allergan, Inc.	3,617,820	12,400	Lockheed Martin Corporation	1,192,136
64,000	Amgen, Inc. #	4,104,960	36,450	Monster Worldwide, Inc. #	1,532,722
40,650	Amylin Pharmaceuticals, Inc. #*	1,680,064	30,100	Precision Castparts Corporation	3,133,711
50,450	Baxter International, Inc.	2,856,984	34,450	UAL Corporation #*	1,150,630
22,450	Becton, Dickinson and		7,250	Union Pacific Corporation	828,312
	Company	1,766,590	55,730	United Technologies Corporation	3,741,155

15,700	Biogen Idec, Inc. #*	741,197		Total Industrials	43,084,787

17,000	Cardinal Health, Inc.	1,189,150
48,250	Celgene Corporation #*	2,950,970	Information Technology (25.8%)
7,550	CIGNA Corporation *	1,174,704	60,593	Accenture, Ltd.	2,369,186
17,150	Express Scripts, Inc. #	1,638,682	117,850	Adobe Systems, Inc. #	4,897,846
65,950	Genentech, Inc. #	5,275,340	24,150	Akamai Technologies, Inc. #	1,064,532
52,555	Genzyme Corporation #	3,432,367	50,900	Alcatel-Lucent ADR	674,425
84,050	Gilead Sciences, Inc. #	6,868,566	97,300	Apple Computer, Inc. #	9,710,540
6,850	Intuitive Surgical, Inc. #*	888,171	39,500	aQuantive, Inc. #*	1,209,095
83,308	Johnson & Johnson	5,350,040	107,368	BEA Systems, Inc. #	1,265,869
18,350	Medco Health Solutions, Inc. #	1,431,667	69,725	Broadcom Corporation #	2,269,549
74,330	Medtronic, Inc.	3,934,287	489,100	Cisco Systems, Inc. #	13,078,534
43,350	Merck & Company, Inc.	2,229,924	47,093	Citrix Systems, Inc. #*	1,535,232
65,400	Schering-Plough Corporation *	2,075,142	26,650	Cognizant Technology Solutions
40,300	St. Jude Medical, Inc. #	1,724,437		Corporation #	2,382,510
60,050	Teva Pharmaceutical Industries,		17,850	Cognos, Inc. #	769,514
	Ltd. ADR	2,300,516	125,950	Corning, Inc. #	2,987,534
61,344	Thermo Electron Corporation #	3,193,569	146,100	eBay, Inc. #	4,958,634
95,600	UnitedHealth Group, Inc.	5,072,536	62,920	Electronic Arts, Inc. #	3,171,797
16,350	WellPoint, Inc. #	1,291,160	117,830	EMC Corporation #	1,788,659
52,710	Wyeth	2,925,405	82,700	Emulex Corporation #	1,735,046
37,050	Zimmer Holdings, Inc. #	3,352,284	13,250	F5 Networks, Inc. #	1,017,335

	Total Health Care	79,145,590	10,700	FormFactor, Inc. #	441,803

			26,850	Google, Inc. #	12,656,553
			100,400	Hewlett-Packard Company	4,230,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Large Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Information Technology — continued			Materials (2.4%)
38,250	Informatica Corporation #	$563,040	35,350	Air Products and Chemicals, Inc.	$2,704,275
20,250	Infosys Technologies,		10,150	Allegheny Technologies, Inc.	1,112,237
	Ltd. ADR *	1,060,088	30,400	Freeport-McMoRan Copper &
86,050	Intel Corporation	1,850,075		Gold, Inc. *	2,041,664
103,550	Marvell Technology		84,950	Monsanto Company	5,011,200

	Group, Ltd. #	1,670,262		Total Materials	10,869,376

58,550	Maxim Integrated
	Products, Inc. *	1,857,206	Telecommunications Services (3.7%)
325,650	Microsoft Corporation	9,749,961	20,150	ALLTEL Corporation	1,263,204
61,700	Network Appliance, Inc. #	2,295,857	83,150	America Movil SA de CV ADR	4,367,870
45,650	NVIDIA Corporation #	1,501,428	77,350	American Tower Corporation #	2,939,300
6,600	OpNext, Inc. #*	88,572	4,400	Aruba Networks, Inc. #	60,148
212,295	Oracle Corporation #	3,991,146	82,500	AT&T, Inc.	3,194,400
53,000	Palm, Inc. #	894,640	50,550	NII Holdings, Inc. #	3,879,712
189,800	QUALCOMM, Inc.	8,313,240	31,100	Tim Participacoes SA ADR *	1,121,466

15,000	Research in Motion, Ltd. #	1,973,700		Total Telecommunications
15,250	Sirf Technology Holdings, Inc. #* 369,965			Services	16,826,100

22,750	Telefonaktiebolaget LM

	Ericsson ADR	868,368		Total Common Stock
101,350	Texas Instruments, Inc.	3,483,400		(cost $419,203,665)	442,992,389

49,300	TIBCO Software, Inc. #	449,616
103,750	Yahoo!, Inc. #	2,909,150

	Total Information
	Technology	118,104,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Large Cap Growth Fund
Schedule of Investments as of April 30, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (7.9%)	Rate (+)	Date	Value

36,033,891	Thrivent Financial Securities Lending Trust	5.330%	N/A	$36,033,891

	Total Collateral Held for Securities Loaned
	(cost $36,033,891)			36,033,891

		Interest	Maturity
Shares	Short-Term Investments (3.8%)	Rate (+)	Date	Value

17,409,284	Thrivent Money Market Fund	5.030%	N/A	$17,409,284

	Total Short-Term Investments (at amortized cost)			17,409,284

	Total Investments (cost $472,646,840) 108.6%			$496,435,564

	Other Assets and Liabilities, Net (8.6%)			(39,176,004)

	Total Net Assets 100.0%			$457,259,560

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$32,836,357
Gross unrealized depreciation	(9,047,633)

Net unrealized appreciation (depreciation)	$23,788,724
Cost for federal income tax purposes	$472,646,840

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Large Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Consumer Discretionary (9.2%)			93,612	ConocoPhillips	$6,491,992
23,900	BorgWarner, Inc.	$1,862,049	260,400	Exxon Mobil Corporation	20,670,552
44,950	CBS Corporation	1,428,062	101,800	Occidental Petroleum
223,750	Comcast Corporation #*	5,965,175		Corporation	5,161,260
36,100	Darden Restaurants, Inc.	1,497,428	97,000	Schlumberger, Ltd.	7,161,510
36,400	Federated Department Stores, Inc.	1,598,688	111,900	Total SA ADR *	8,245,911

23,300	Gannett Company, Inc.	1,329,498		Total Energy	60,148,062

43,200	J.C. Penney Company, Inc.
	(Holding Company)	3,416,688	Financials (27.9%)
64,485	Liberty Media Corporation —		31,000	ACE, Ltd.	1,843,260
	Capital #	7,284,870	118,500	Allstate Corporation	7,384,920
73,225	Liberty Media Corporation —		171,800	American International
	Interactive #	1,832,822		Group, Inc.	12,010,538
60,400	Mattel, Inc.	1,709,320	245,980	Bank of America Corporation	12,520,382
63,400	McDonald’s Corporation	3,060,952	72,100	Chubb Corporation	3,881,143
243,500	News Corporation	5,451,965	287,232	Citigroup, Inc.	15,401,380
28,300	NIKE, Inc.	1,524,238	39,000	City National Corporation *	2,855,580
51,000	Office Depot, Inc. #	1,714,620	52,200	Countrywide Financial
45,200	Sherwin-Williams Company	2,882,404		Corporation	1,935,576
24,100	Target Corporation	1,430,817	14,400	Everest Re Group, Ltd.	1,449,216
187,900	Time Warner, Inc.	3,876,377	73,340	Federal Home Loan
101,000	TJX Companies, Inc.	2,816,890		Mortgage Corporation	4,750,965
107,200	Walt Disney Company	3,749,856	47,500	Federal National

	Total Consumer			Mortgage Association	2,798,700
	Discretionary	54,432,719	17,700	Goldman Sachs Group, Inc.	3,869,397

			17,980	Hartford Financial Services
Consumer Staples (8.3%)				Group, Inc.	1,819,576
148,900	Altria Group, Inc.	10,262,188	357,000	J.P. Morgan Chase & Company	18,599,700
66,900	Anheuser-Busch Companies, Inc.	3,290,811	26,900	Lehman Brothers Holdings, Inc.	2,025,032
172,100	ConAgra Foods, Inc.	4,230,218	96,000	Mellon Financial Corporation	4,121,280
18,000	Diageo plc ADR	1,519,200	96,500	Merrill Lynch & Company, Inc.	8,707,195
100,900	Estee Lauder Companies, Inc. *	5,188,278	80,600	Morgan Stanley	6,771,206
90,300	General Mills, Inc.	5,408,970	25,900	PMI Group, Inc.	1,255,373
58,910	Kimberly-Clark Corporation	4,192,625	60,000	PNC Financial Services
103,035	Kraft Foods, Inc.	3,448,581		Group, Inc.	4,446,000
102,200	Kroger Company	3,015,922	109,800	Principal Financial Group, Inc.	6,971,202
41,500	Safeway, Inc.	1,506,450	32,600	Prudential Financial, Inc. *	3,097,000
52,500	Unilever NV ADR	1,601,250	14,400	Simon Property Group, Inc.	1,660,032
24,300	UST, Inc. *	1,377,324	129,500	State Street Corporation	8,918,665
87,100	Wal-Mart Stores, Inc.	4,173,832	117,000	Travelers Companies, Inc.	6,329,700

	Total Consumer Staples	49,215,649	97,100	U.S. Bancorp	3,335,385

			117,914	Wachovia Corporation	6,548,944
Energy (10.2%)			74,062	Washington Mutual, Inc. *	3,109,123
65,350	Apache Corporation	4,737,875	179,500	Wells Fargo & Company	6,442,255

98,714	Chevron Corporation	7,678,962		Total Financials	164,858,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Large Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.3%)	Value	Shares	Common Stock (97.3%)	Value

Health Care (9.5%)			145,300	Hewlett-Packard Company	$6,122,942
137,600	Abbott Laboratories	$7,790,912	282,600	Intel Corporation	6,075,900
33,900	Aetna, Inc.	1,589,232	83,650	International Business
23,600	Amgen, Inc. #	1,513,704		Machines Corporation	8,549,866
72,100	Baxter International, Inc.	4,083,023	142,500	Microsoft Corporation	4,266,450
57,560	Johnson & Johnson	3,696,503	106,800	Molex, Inc.	3,191,184
88,000	McKesson Corporation	5,177,040	72,400	Motorola, Inc.	1,254,692
63,200	Merck & Company, Inc.	3,251,008	71,950	Nokia Oyj ADR #	1,816,738
34,500	Novartis AG ADR	2,004,105	96,300	Oracle Corporation #	1,810,440
500,200	Pfizer, Inc.	13,235,292	64,100	Symantec Corporation #	1,128,160
160,100	Sanofi-Aventis ADR *	7,342,186	133,400	Tellabs, Inc. #	1,416,708

26,300	UnitedHealth Group, Inc.	1,395,478		Total Information
18,000	WellPoint, Inc. #	1,421,460		Technology	47,157,956

64,200	Wyeth	3,563,100

	Total Health Care	56,063,043	Materials (4.1%)

			94,650	Alcoa, Inc.	3,359,128
Industrials (11.6%)			52,600	Dow Chemical Company	2,346,486
30,300	Armstrong World		119,000	E.I. du Pont de Nemours
	Industries, Inc. #*	1,545,300		and Company	5,851,230
41,600	Avery Dennison Corporation	2,587,520	59,640	International Paper Company	2,249,621
75,300	CSX Corporation	3,250,701	192,500	MeadWestvaco Corporation	6,421,800
30,400	Deere & Company	3,325,760	46,600	Praxair, Inc.	3,008,030
84,100	Emerson Electric Company	3,951,859	27,300	Rohm and Haas Company	1,396,941

113,700	Flowserve Corporation	6,936,837		Total Materials	24,633,236

17,700	General Dynamics Corporation	1,389,450
259,700	General Electric Company	9,572,542	Telecommunications Services (5.7%)
95,900	Honeywell International, Inc.	5,195,862	22,600	ALLTEL Corporation	1,416,794
74,200	Lockheed Martin Corporation	7,133,588	386,698	AT&T, Inc.	14,972,947
20,500	Northrop Grumman Corporation	1,509,005	186,992	Sprint Nextel Corporation	3,745,450
54,700	Parker-Hannifin Corporation	5,040,058	149,300	Time Warner Telecom, Inc. #*	3,060,650
114,450	Republic Services, Inc.	3,196,588	272,864	Verizon Communications, Inc.	10,417,948

89,800	Tyco International, Ltd.	2,930,174		Total Telecommunications
18,400	Union Pacific Corporation	2,102,200		Services	33,613,789

66,500	United Technologies Corporation	4,464,145
122,300	Waste Management, Inc.	4,575,243	Utilities (2.8%)

	Total Industrials	68,706,832	41,100	Entergy Corporation	4,650,054

			94,800	Exelon Corporation	7,148,868
Information Technology (8.0%)			73,400	FirstEnergy Corporation *	5,023,496

109,800	Accenture, Ltd.	4,293,180		Total Utilities	16,822,418

249,300	AMIS Holdings, Inc. #	2,891,880

61,920	Applied Materials, Inc.	1,190,102		Total Common Stock
68,200	Cisco Systems, Inc. #	1,823,668		(cost $462,565,356)	575,652,429

52,600	Dell, Inc. #	1,326,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Large Cap Value Fund
Schedule of Investments as of April 30, 2007 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.5%)	Rate (+)	Date	Value

32,447,632	Thrivent Financial Securities Lending Trust	5.330%	N/A	$32,447,632

	Total Collateral Held for Securities Loaned
	(cost $32,447,632)			32,447,632

		Interest	Maturity
Shares	Short-Term Investments (2.6%)	Rate (+)	Date	Value

15,428,789	Thrivent Money Market Fund	5.030%	N/A	$15,428,789

	Total Short-Term Investments (at amortized cost)			15,428,789

	Total Investments (cost $510,441,777) 105.4%			$623,528,850

	Other Assets and Liabilities, Net (5.4%)			(32,035,776)

	Total Net Assets 100.0%			$591,493,074

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$115,896,206
Gross unrealized depreciation	(2,809,133)

Net unrealized appreciation (depreciation)	$113,087,073
Cost for federal income tax purposes	$510,441,777

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Large Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Consumer Discretionary (8.1%)			171,800	Devon Energy Corporation	$12,519,066
677,351	Comcast Corporation #	$18,058,178	63,200	Diamond Offshore Drilling, Inc.	5,409,920
648,519	Comcast Corporation #	17,120,902	1,442,644	Exxon Mobil Corporation	114,517,080
178,169	Darden Restaurants, Inc.	7,390,450	242,536	GlobalSantaFe Corporation	15,505,326
364,900	International Game Technology	13,917,286	69,966	National Oilwell Varco, Inc. #	5,936,615
101,372	J.C. Penney Company, Inc.		242,679	Occidental Petroleum
	(Holding Company)	8,017,511		Corporation	12,303,825
185,593	Kohl’s Corporation #	13,741,306	497,180	Schlumberger, Ltd.	36,706,799
88,766	Las Vegas Sands Corporation #	7,561,976	126,540	Suncor Energy, Inc.	10,186,470
129,883	Liberty Media Corporation —		5,650	Superior Offshore
	Capital #	14,672,883		International, Inc. #	103,226
545,178	Lowe’s Companies, Inc.	16,660,640	525,292	Total SA ADR	38,708,767
459,592	Marriott International, Inc.	20,778,154	275,225	XTO Energy, Inc.	14,936,461

288,757	Mattel, Inc.	8,171,823		Total Energy	328,804,696

863,200	News Corporation	19,327,048
679,100	News Corporation	16,298,400	Financials (20.9%)
143,767	Nordstrom, Inc.	7,895,684	307,189	Allstate Corporation	19,144,018
248,823	Office Depot, Inc. #	8,365,429	309,254	American Express Company	18,762,440
104,444	Sherwin-Williams Company	6,660,394	709,083	American International
509,325	Staples, Inc.	12,631,260		Group, Inc.	49,571,993
457,255	Starbucks Corporation #	14,184,050	157,370	Ameriprise Financial, Inc.	9,358,794
97,554	Starwood Hotels & Resorts		1,132,301	Bank of America Corporation	57,634,121
	Worldwide, Inc.	6,538,069	121,268	Bear Stearns Companies, Inc.	18,881,428
265,735	Target Corporation	15,776,687	36,908	Chicago Mercantile Exchange
307,189	Time Warner, Inc.	6,337,309		Holdings, Inc.	19,072,209
476,142	TJX Companies, Inc.	13,279,600	261,110	Chubb Corporation	14,055,551

	Total Consumer		1,162,038	Citigroup, Inc.	62,308,478
	Discretionary	273,385,039	242,679	City National Corporation	17,768,956

			125,947	Countrywide Financial
Consumer Staples (6.4%)				Corporation	4,670,115
646,327	Altria Group, Inc.	44,544,857	218,104	Federal National Mortgage
325,620	Anheuser-Busch Companies, Inc.	16,017,248		Association	12,850,688
305,806	Archer-Daniels-Midland		572,360	Fifth Third Bancorp	23,232,092
	Company	11,834,692	209,343	Goldman Sachs Group, Inc.	45,764,473
310,024	Colgate-Palmolive Company	21,001,026	735,254	J.P. Morgan Chase & Company	38,306,733
835,553	ConAgra Foods, Inc.	20,537,893	141,358	Legg Mason, Inc.	14,021,300
478,744	CVS/Caremark Corporation	17,349,683	249,810	Lehman Brothers Holdings, Inc.	18,805,697
436,208	Estee Lauder Companies, Inc.	22,429,815	161,283	Loews Corporation	7,631,912
589,802	General Mills, Inc. ‡	35,329,140	426,992	Mellon Financial Corporation	18,330,767
341,884	Kraft Foods, Inc.	11,442,857	436,208	Merrill Lynch & Company, Inc.	39,359,048
356,339	Wal-Mart Stores, Inc.	17,075,765	312,420	MetLife, Inc.	20,525,994

	Total Consumer Staples	217,562,976	258,353	Morgan Stanley	21,704,236

			272,062	Northern Trust Corporation	17,126,303
Energy (9.7%)			297,973	Principal Financial Group, Inc.	18,918,306
205,816	Apache Corporation	14,921,660	210,278	Prudential Financial, Inc.	19,976,410
119,162	Chevron Corporation	9,269,612	393,201	State Street Corporation	27,079,753
544,771	ConocoPhillips	37,779,869	408,561	Travelers Companies, Inc.	22,103,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Large Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Financials — continued			424,568	United Technologies
155,012	UBS AG	$10,060,279		Corporation	$28,501,250
440,201	Wachovia Corporation	24,448,764	614,377	Waste Management, Inc.	22,983,844

562,155	Wells Fargo & Company	20,175,743		Total Industrials	333,619,336

	Total Financials	711,649,751

			Information Technology (16.6%)
Health Care (13.1%)			931,506	Accenture, Ltd.	36,421,885
813,768	Abbott Laboratories ‡	46,075,544	344,822	Adobe Systems, Inc. #	14,330,802
124,431	Allergan, Inc.	15,081,037	440,600	AMIS Holdings, Inc. #	5,110,960
61,200	Amgen, Inc. #	3,925,368	322,678	Apple Computer, Inc. #	32,203,264
291,043	Baxter International, Inc.	16,481,765	316,000	aQuantive, Inc. #	9,672,760
254,135	Becton, Dickinson		774,005	BEA Systems, Inc. #	9,125,519
	and Company	19,997,883	421,801	Broadcom Corporation #	13,729,623
284,716	Cardinal Health, Inc.	19,915,884	1,717,105	Cisco Systems, Inc. #	45,915,388
206,683	Express Scripts, Inc. #	19,748,561	643,247	Citrix Systems, Inc. #	20,969,852
312,133	Genzyme Corporation #	20,385,406	169,775	Cognizant Technology
508,668	Gilead Sciences, Inc. #	41,568,349		Solutions Corporation #	15,177,885
67,488	Intuitive Surgical, Inc. #	8,750,494	170,829	Cognos, Inc. #	7,364,438
754,014	Johnson & Johnson	48,422,779	414,420	Corning, Inc. #	9,830,042
402,417	McKesson Corporation	23,674,192	342,713	eBay, Inc. #	11,631,679
270,529	Medtronic, Inc.	14,319,100	588,413	Emulex Corporation #	12,344,905
1,394,636	Pfizer, Inc.	36,902,069	91,742	Google, Inc. #	43,245,344
451,567	Sanofi-Aventis ADR	20,708,863	964,243	Hewlett-Packard Company	40,633,200
637,974	Thermo Electron Corporation #	33,212,926	824,557	Intel Corporation	17,727,976
341,097	UnitedHealth Group, Inc.	18,098,607	488,430	International Business
216,833	WellPoint, Inc. #	17,123,302		Machines Corporation	49,922,430
350,095	Wyeth	19,430,272	217,000	Maxim Integrated Products, Inc.	6,883,240

	Total Health Care	443,822,401	1,870,183	Microsoft Corporation	55,993,279

			436,208	Molex, Inc.	13,033,895
Industrials (9.8%)			586,304	Oracle Corporation #	11,022,515
147,450	Armstrong World		1,078,757	QUALCOMM, Inc.	47,249,557
	Industries, Inc. #	7,519,950	121,363	Sirf Technology Holdings, Inc. #	2,944,266
202,744	Avery Dennison Corporation	12,610,677	658,099	Tellabs, Inc. #	6,989,011
163,566	Boeing Company	15,211,638	332,168	Texas Instruments, Inc.	11,416,614
46,152	Caterpillar, Inc.	3,351,558	490,344	Yahoo!, Inc. #	13,749,246

347,123	CSX Corporation	14,985,300		Total Information
188,756	Danaher Corporation	13,437,540		Technology	564,639,575

103,341	Deere & Company	11,305,505
405,489	Flowserve Corporation	24,738,884	Materials (4.5%)
1,505,735	General Electric Company ‡	55,501,392	185,593	Air Products and Chemicals, Inc.	14,197,864
380,914	Honeywell International, Inc.	20,637,921	1,112,022	Alcoa, Inc.	39,465,661
193,529	Lockheed Martin Corporation	18,605,878	109,668	Allegheny Technologies, Inc.	12,017,419
426,992	Parker-Hannifin Corporation	39,343,043	344,051	E.I. du Pont de Nemours
218,282	Precision Castparts Corporation	22,725,339		and Company	16,916,988
284,716	UAL Corporation #	9,509,514	149,739	Freeport-McMoRan Copper &
110,723	Union Pacific Corporation	12,650,103		Gold, Inc.	10,056,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Large Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (94.1%)	Value	Shares	Common Stock (94.1%)	Value

Materials — continued			209,846	Tim Participacoes SA ADR	$7,567,047
691,174	MeadWestvaco Corporation	$23,057,565	694,246	Time Warner Telecom, Inc. #	14,232,043

339,550	Monsanto Company	20,030,054		Total Telecommunications
279,542	Praxair, Inc.	18,044,436		Services	111,948,952

	Total Materials	153,786,458

			Utilities (1.7%)
Telecommunications Services (3.3%)			1,099,355	Southern Company	41,544,625
502,998	America Movil SA de CV ADR	26,422,485	250,000	TXU Corporation	16,395,000

347,986	American Tower Corporation #	13,223,468		Total Utilities	57,939,625

788,054	AT&T, Inc. ‡	30,513,451

260,462	NII Holdings, Inc. #	19,990,458		Total Common Stock
				(cost $2,374,605,987)	3,197,158,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Large Cap Stock Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.1%)	Rate (+)	Date	Value

$8,000,000	Barclays US Funding Corporation	5.235%	7/27/2007	$7,898,790
22,750,000	BP Capital Markets plc	5.300	5/1/2007	22,750,000
13,000,000	Charta, LLC	5.270	5/11/2007	12,980,969
29,950,000	Deutsche Bank Financial, LLC	5.290	5/1/2007	29,950,000
8,300,000	Federal National Mortgage Association	5.080	7/16/2007	8,210,808
4,525,000	Jupiter Securitization Company, LLC	5.270	5/3/2007	4,523,675
5,000,000	Old Line Funding, LLC	5.270	5/10/2007	4,993,412
8,711,000	Park Avenue Receivables Corporation	5.270	5/29/2007	8,675,295
26,475,000	Prudential Funding Corporation	5.290	5/1/2007	26,475,000
9,000,000	Regency Markets No. 1, LLC	5.280	5/1/2007	9,000,000
9,000,000	Thames Asset Global Securitization, Inc.	5.280	5/2/2007	8,998,680
31,422,565	Thrivent Money Market Fund	5.030	N/A	31,422,565
5,000,000	Thunder Bay Funding, Inc.	5.260	5/3/2007	4,998,539
9,000,000	Victory Receivables Corporation	5.280	5/8/2007	8,990,760
17,000,000	Yorktown Capital, LLC	5.260	5/18/2007	16,957,774

	Total Short-Term Investments (cost $206,826,446)			206,826,267

	Total Investments (cost $2,581,432,433) 100.2%			$3,403,985,076

	Other Assets and Liabilities, Net (0.2%)			(6,036,673)

	Total Net Assets 100.0%			$3,397,948,403

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	282	June 2007	$103,574,056	$104,932,200	$1,358,144

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $8,210,808 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $125,688,734 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$839,915,211
Gross unrealized depreciation	(17,362,568)

Net unrealized appreciation (depreciation)	$822,552,643
Cost for federal income tax purposes	$2,581,432,433

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary (10.1%)			2,400	International Game Technology	$91,536
600	Abercrombie & Fitch Company	$48,996	3,300	Interpublic Group of
2,100	Amazon.com, Inc. #*	128,793		Companies, Inc. #*	41,844
1,000	Apollo Group, Inc. #*	47,300	1,600	J.C. Penney Company, Inc.
1,100	AutoNation, Inc. #*	22,484		(Holding Company)	126,544
400	AutoZone, Inc. #	53,216	1,300	Johnson Controls, Inc.	133,029
1,900	Bed Bath & Beyond, Inc. #	77,406	800	Jones Apparel Group, Inc. *	26,712
2,775	Best Buy Company, Inc.	129,454	600	KB Home *	26,466
800	Big Lots, Inc. #*	25,760	2,400	Kohl’s Corporation #	177,696
500	Black & Decker Corporation *	45,360	1,300	Leggett & Platt, Inc. *	30,576
700	Brunswick Corporation *	22,932	1,000	Lennar Corporation *	42,710
3,100	Carnival Corporation	151,559	2,400	Limited Brands, Inc.	66,168
5,250	CBS Corporation	166,792	800	Liz Claiborne, Inc.	35,776
900	Centex Corporation *	40,293	10,700	Lowe’s Companies, Inc.	326,992
1,000	Circuit City Stores, Inc.	17,450	2,300	Marriott International, Inc.	103,983
3,500	Clear Channel		2,800	Mattel, Inc.	79,240
	Communications, Inc.	124,005	8,400	McDonald’s Corporation	405,552
2,600	Coach, Inc. #	126,958	2,600	McGraw-Hill Companies, Inc.	170,378
21,830	Comcast Corporation #	581,988	300	Meredith Corporation	17,376
2,000	D.R. Horton, Inc. *	44,360	1,000	New York Times Company *	23,400
1,000	Darden Restaurants, Inc.	41,480	2,000	Newell Rubbermaid, Inc.	61,340
400	Dillard’s, Inc. *	13,852	16,500	News Corporation	369,435
5,400	DIRECTV Group, Inc. #	128,736	2,600	NIKE, Inc.	140,036
2,200	Dollar General Corporation	46,970	1,700	Nordstrom, Inc.	93,364
400	Dow Jones & Company, Inc. *	14,532	1,900	Office Depot, Inc. #	63,878
500	E.W. Scripps Company *	21,650	500	OfficeMax, Inc.	24,610
2,000	Eastman Kodak Company *	49,820	1,100	Omnicom Group, Inc. *	115,181
1,100	Family Dollar Stores, Inc.	35,024	400	Polo Ralph Lauren Corporation	36,844
3,356	Federated Department Stores, Inc.	147,396	1,400	Pulte Homes, Inc.	37,660
13,300	Ford Motor Company *	106,932	1,000	RadioShack Corporation	29,070
1,100	Fortune Brands, Inc.	88,110	672	Sears Holdings Corporation #	128,292
1,700	Gannett Company, Inc.	97,002	700	Sherwin-Williams Company	44,639
3,800	Gap, Inc.	68,210	500	Snap-On, Inc.	27,250
4,000	General Motors Corporation *	124,920	500	Stanley Works *	29,140
1,200	Genuine Parts Company *	59,292	5,050	Staples, Inc.	125,240
1,200	Goodyear Tire &		5,300	Starbucks Corporation #	164,406
	Rubber Company #*	39,912	1,600	Starwood Hotels & Resorts
2,200	H&R Block, Inc. *	49,742		Worldwide, Inc.	107,232
1,800	Harley-Davidson, Inc. *	113,976	6,100	Target Corporation	362,157
500	Harman International		1,000	Tiffany & Company	47,690
	Industries, Inc.	60,945	26,850	Time Warner, Inc.	553,916
1,300	Harrah’s Entertainment, Inc.	110,890	3,300	TJX Companies, Inc.	92,037
1,100	Hasbro, Inc. *	34,771	1,200	Tribune Company	39,360
2,800	Hilton Hotels Corporation	95,200	600	VF Corporation *	52,686
14,300	Home Depot, Inc.	541,541	4,850	Viacom, Inc. #	200,062
1,600	IAC InterActiveCorp #	60,992	14,400	Walt Disney Company	503,712

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Consumer Discretionary — continued			17,300	Wal-Mart Stores, Inc.	$829,016
700	Wendy’s International, Inc. *	$26,390	1,000	Whole Foods Market, Inc. *	46,790
484	Whirlpool Corporation *	51,289	1,475	William Wrigley Jr. Company *	86,848

1,300	Wyndham Worldwide			Total Consumer Staples	8,864,282

	Corporation #	44,980
1,800	Yum! Brands, Inc.	111,348	Energy (10.0%)

	Total Consumer		3,290	Anadarko Petroleum Corporation	153,511
	Discretionary	9,616,223	2,322	Apache Corporation	168,345

			2,300	Baker Hughes, Inc.	184,897
Consumer Staples (9.3%)			2,100	BJ Services Company	60,186
14,700	Altria Group, Inc. ‡	1,013,124	2,800	Chesapeake Energy Corporation *	94,500
5,400	Anheuser-Busch Companies, Inc.	265,626	15,203	Chevron Corporation	1,182,641
4,496	Archer-Daniels-Midland Company	173,995	11,588	ConocoPhillips	803,628
3,100	Avon Products, Inc.	123,380	1,200	CONSOL Energy, Inc.	50,244
600	Brown-Forman Corporation *	38,358	3,100	Devon Energy Corporation	225,897
1,500	Campbell Soup Company	58,650	4,892	El Paso Corporation	73,380
1,100	Clorox Company	73,788	1,100	ENSCO International, Inc. *	62,018
14,100	Coca-Cola Company	735,879	1,800	EOG Resources, Inc.	132,192
2,000	Coca-Cola Enterprises, Inc.	43,880	40,100	Exxon Mobil Corporation	3,183,137
3,600	Colgate-Palmolive Company	243,864	6,400	Halliburton Company	203,328
3,600	ConAgra Foods, Inc.	88,488	2,000	Hess Corporation	113,500
1,500	Constellation Brands, Inc. #*	33,615	800	Kinder Morgan, Inc. *	85,248
3,200	Costco Wholesale Corporation	171,424	2,465	Marathon Oil Corporation	250,321
10,910	CVS/Caremark Corporation	395,378	1,400	Murphy Oil Corporation	77,616
1,000	Dean Foods Company *	36,430	2,000	Nabors Industries, Ltd. #	64,240
900	Estee Lauder Companies, Inc. *	46,278	1,300	National Oilwell Varco, Inc. #	110,305
2,500	General Mills, Inc.	149,750	900	Noble Corporation *	75,789
2,200	H.J. Heinz Company	103,642	6,000	Occidental Petroleum Corporation	304,200
1,200	Hershey Company *	65,952	1,900	Peabody Energy Corporation *	91,162
1,800	Kellogg Company	95,238	700	Rowan Companies, Inc. *	25,648
3,200	Kimberly-Clark Corporation	227,744	8,400	Schlumberger, Ltd.	620,172
11,480	Kraft Foods, Inc.	384,236	1,500	Smith International, Inc. *	78,660
4,900	Kroger Company	144,599	4,370	Spectra Energy Corporation	114,057
1,000	McCormick & Company, Inc.	37,120	900	Sunoco, Inc.	67,977
400	Molson Coors Brewing Company	37,712	2,100	Transocean, Inc. #	181,020
900	Pepsi Bottling Group, Inc.	29,529	4,200	Valero Energy Corporation	294,966
11,490	PepsiCo, Inc.	759,374	2,400	Weatherford International, Ltd. #	125,976
22,210	Procter & Gamble Company	1,428,325	4,300	Williams Companies, Inc.	126,850
1,200	Reynolds American, Inc. *	77,112	2,500	XTO Energy, Inc.	135,675

3,100	Safeway, Inc.	112,530		Total Energy	9,521,286

5,100	Sara Lee Corporation	83,691
1,410	SUPERVALU, Inc.	64,701	Financials (21.1%)
4,300	SYSCO Corporation	140,782	2,200	ACE, Ltd.	130,812
1,800	Tyson Foods, Inc.	37,728	3,300	AFLAC, Inc.	169,422
1,200	UST, Inc. *	68,016	4,300	Allstate Corporation	267,976
7,100	Walgreen Company	311,690	550	Ambac Financial Group, Inc.	50,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Financials — continued			3,700	Host Marriott Corporation	$94,868
8,400	American Express Company	$509,628	3,400	Hudson City Bancorp, Inc. *	45,288
18,144	American International		1,710	Huntington Bancshares, Inc. *	37,928
	Group, Inc.	1,268,447	24,458	J.P. Morgan Chase & Company	1,274,262
1,500	Ameriprise Financial, Inc.	89,205	1,300	Janus Capital Group, Inc. *	32,526
2,100	Aon Corporation *	81,375	2,700	KeyCorp	96,336
600	Apartment Investment &		1,600	Kimco Realty Corporation	76,912
	Management Company	33,180	1,000	Legg Mason, Inc.	99,190
1,600	Archstone-Smith Trust	83,376	3,700	Lehman Brothers Holdings, Inc.	278,536
600	Assurant, Inc.	34,518	2,043	Lincoln National Corporation	145,359
600	Avalonbay Communities, Inc.	73,356	3,200	Loews Corporation	151,424
31,503	Bank of America Corporation	1,603,503	600	M&T Bank Corporation	66,804
5,400	Bank of New York Company, Inc.	218,592	3,800	Marsh & McLennan
3,900	BB&T Corporation	162,318		Companies, Inc.	120,688
900	Bear Stearns Companies, Inc.	140,130	1,800	Marshall & Ilsley Corporation	86,436
900	Boston Properties, Inc.	105,804	900	MBIA, Inc. *	62,604
2,918	Capital One Financial		3,000	Mellon Financial Corporation *	128,790
	Corporation *	216,691	6,200	Merrill Lynch & Company, Inc.	559,426
1,300	CB Richard Ellis Group, Inc. #	44,005	5,300	MetLife, Inc.	348,210
7,200	Charles Schwab Corporation	137,664	500	MGIC Investment Corporation *	30,805
300	Chicago Mercantile Exchange		1,700	Moody’s Corporation	112,404
	Holdings, Inc.	155,025	7,600	Morgan Stanley	638,476
2,800	Chubb Corporation	150,724	4,100	National City Corporation *	149,855
1,307	Cincinnati Financial Corporation *	59,129	1,300	Northern Trust Corporation	81,835
1,300	CIT Group, Inc.	77,545	1,300	Plum Creek Timber Company, Inc.	51,610
34,506	Citigroup, Inc.	1,850,212	2,500	PNC Financial Services Group, Inc.	185,249
1,200	Comerica, Inc.	74,292	1,900	Principal Financial Group, Inc.	120,631
1,400	Commerce Bancorp, Inc. *	46,816	5,300	Progressive Corporation	122,271
900	Compass Bancshares, Inc. *	61,362	1,800	ProLogis Trust	116,640
4,200	Countrywide Financial Corporation 155,736		3,400	Prudential Financial, Inc.	323,000
900	Developers Diversified		900	Public Storage, Inc.	83,988
	Realty Corporation	58,590	5,114	Regions Financial Corporation *	179,450
3,100	E*TRADE Financial Corporation #	68,448	800	SAFECO Corporation *	53,392
2,100	Equity Residential REIT	97,503	1,600	Simon Property Group, Inc.	184,448
4,800	Federal Home Loan		2,800	SLM Corporation	150,724
	Mortgage Corporation	310,944	2,635	Sovereign Bancorp, Inc. *	63,951
6,900	Federal National		2,400	State Street Corporation	165,288
	Mortgage Association	406,548	2,500	SunTrust Banks, Inc.	211,050
700	Federated Investors, Inc.	26,712	2,300	Synovus Financial Corporation	72,588
3,922	Fifth Third Bancorp *	159,194	1,900	T. Rowe Price Group, Inc.	94,392
800	First Horizon National Corporation *	31,368	600	Torchmark Corporation	40,980
1,200	Franklin Resources, Inc.	157,572	4,664	Travelers Companies, Inc.	252,322
3,100	Genworth Financial, Inc.	113,119	12,418	U.S. Bancorp	426,558
2,900	Goldman Sachs Group, Inc.	633,969	2,500	UnumProvident Corporation *	62,200
2,300	Hartford Financial Services		900	Vornado Realty Trust	106,767
	Group, Inc.	232,760	13,432	Wachovia Corporation	746,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Financials — continued			1,700	Mylan Laboratories, Inc.	$37,281
6,301	Washington Mutual, Inc. *	$264,516	900	Patterson Companies, Inc. #*	32,454
23,800	Wells Fargo & Company	854,182	800	PerkinElmer, Inc.	19,360
1,300	XL Capital, Ltd. *	101,374	49,940	Pfizer, Inc.	1,321,412
800	Zions Bancorporation	65,440	1,200	Quest Diagnostics, Inc. *	58,668

	Total Financials	20,166,046	10,400	Schering-Plough Corporation	329,992

			2,500	St. Jude Medical, Inc. #	106,975
Health Care (11.9%)			2,200	Stryker Corporation	142,868
10,700	Abbott Laboratories ‡	605,834	3,300	Tenet Healthcare Corporation #*	24,486
3,600	Aetna, Inc.	168,768	3,000	Thermo Electron Corporation #	156,180
1,000	Allergan, Inc.	121,200	9,500	UnitedHealth Group, Inc.	504,070
1,300	AmerisourceBergen Corporation	64,987	900	Varian Medical Systems, Inc. #	37,989
8,036	Amgen, Inc. #	515,429	800	Waters Corporation #	47,544
1,200	Applera Corporation		700	Watson Pharmaceuticals, Inc. #	19,110
	(Applied Biosystems Group)	37,488	4,400	WellPoint, Inc. #	347,468
800	Barr Pharmaceuticals, Inc. #	38,688	9,400	Wyeth	521,700
300	Bausch & Lomb, Inc. *	17,649	1,640	Zimmer Holdings, Inc. #	148,387

4,600	Baxter International, Inc.	260,498		Total Health Care	11,372,619

1,800	Becton, Dickinson and Company	141,642
2,390	Biogen Idec, Inc. #	112,832	Industrials (10.7%)
1,775	Biomet, Inc. *	76,680	5,100	3M Company	422,127
8,435	Boston Scientific Corporation #	130,236	1,700	Allied Waste Industries, Inc. #	22,729
14,200	Bristol-Myers Squibb Company	409,812	1,200	American Standard Companies, Inc.	66,072
700	C.R. Bard, Inc.	58,191	700	Avery Dennison Corporation	43,540
2,800	Cardinal Health, Inc.	195,860	5,500	Boeing Company	511,500
2,700	Celgene Corporation #*	165,132	2,600	Burlington Northern
600	CIGNA Corporation	93,354		Santa Fe Corporation	227,604
1,050	Coventry Health Care, Inc. #	60,722	1,300	C.H. Robinson Worldwide, Inc.	69,498
6,900	Eli Lilly and Company	407,997	4,500	Caterpillar, Inc.	326,790
1,000	Express Scripts, Inc. #	95,550	900	Cintas Corporation *	33,723
2,200	Forest Laboratories, Inc. #	117,062	1,200	Cooper Industries, Ltd.	59,712
1,900	Genzyme Corporation #	124,089	3,000	CSX Corporation	129,510
3,300	Gilead Sciences, Inc. #	269,676	800	Cummins, Inc.	73,728
1,150	Hospira, Inc. #	46,632	1,700	Danaher Corporation	121,023
1,200	Humana, Inc. #	75,888	1,500	Deere & Company	164,100
1,300	IMS Health, Inc.	38,129	1,400	Dover Corporation	67,368
20,390	Johnson & Johnson	1,309,446	1,000	Eaton Corporation	89,210
1,733	King Pharmaceuticals, Inc. #*	35,440	5,600	Emerson Electric Company	263,144
900	Laboratory Corporation of		800	Equifax, Inc.	31,840
	America Holdings #	71,046	2,200	FedEx Corporation	231,968
600	Manor Care, Inc. *	38,934	600	Fluor Corporation	57,372
2,000	McKesson Corporation	117,660	2,900	General Dynamics Corporation	227,650
2,025	Medco Health Solutions, Inc. #	157,990	72,400	General Electric Company	2,668,664
1,600	MedImmune, Inc. #*	90,688	900	Goodrich Corporation	51,156
8,200	Medtronic, Inc.	434,026	5,700	Honeywell International, Inc.	308,826
15,200	Merck & Company, Inc.	781,888	2,900	Illinois Tool Works, Inc.	148,799
400	Millipore Corporation #	29,532	2,200	Ingersoll-Rand Company	98,230

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Industrials — continued			1,200	Citrix Systems, Inc. #	$39,120
1,200	ITT Corporation	$76,572	1,000	Cognizant Technology
900	L-3 Communications Holdings, Inc.	80,937		Solutions Corporation #	89,400
2,500	Lockheed Martin Corporation	240,350	1,300	Computer Sciences Corporation #	72,202
2,800	Masco Corporation	76,188	2,300	Compuware Corporation #	22,701
1,000	Monster Worldwide, Inc. #	42,050	900	Convergys Corporation #*	22,734
2,800	Norfolk Southern Corporation	149,072	11,000	Corning, Inc. #	260,920
2,534	Northrop Grumman Corporation	186,528	16,000	Dell, Inc. #	403,360
1,837	PACCAR, Inc. *	154,271	8,000	eBay, Inc. #	271,520
800	Pall Corporation *	33,560	2,100	Electronic Arts, Inc. #	105,861
900	Parker-Hannifin Corporation	82,926	3,600	Electronic Data
1,500	Pitney Bowes, Inc.	72,000		Systems Corporation	105,264
1,600	R.R. Donnelley & Sons Company	64,320	14,800	EMC Corporation #	224,664
3,200	Raytheon Company	171,328	1,200	Fidelity National Information
1,200	Robert Half International, Inc.	39,960		Services, Inc.	60,636
1,100	Rockwell Automation, Inc.	65,494	5,303	First Data Corporation	171,817
1,200	Rockwell Collins, Inc.	78,804	1,250	Fiserv, Inc. #	66,462
500	Ryder System, Inc. *	26,320	1,600	Google, Inc. #	754,208
5,600	Southwest Airlines Company *	80,360	18,841	Hewlett-Packard Company	793,960
700	Terex Corporation #	54,495	40,600	Intel Corporation	872,900
900	Textron, Inc.	91,503	10,600	International Business
13,838	Tyco International, Ltd.	451,534		Machines Corporation	1,083,426
2,000	Union Pacific Corporation	228,500	2,500	Intuit, Inc. #	71,125
7,600	United Parcel Service, Inc.	535,268	1,400	Jabil Circuit, Inc. *	32,620
7,100	United Technologies Corporation	476,623	1,575	JDS Uniphase Corporation #*	25,956
600	W.W. Grainger, Inc.	49,572	4,000	Juniper Networks, Inc. #	89,440
3,700	Waste Management, Inc.	138,417	1,400	KLA-Tencor Corporation *	77,770

	Total Industrials	10,262,835	600	Lexmark International, Inc. #*	32,700

			2,100	Linear Technology Corporation *	78,582
Information Technology (14.6%)			5,400	LSI Corporation #*	45,900
814	ADC Telecommunications, Inc. #*	14,978	2,300	Maxim Integrated Products, Inc.	72,956
4,100	Adobe Systems, Inc. #	170,396	5,300	Micron Technology, Inc. #	60,791
3,800	Advanced Micro Devices, Inc. #*	52,516	60,700	Microsoft Corporation	1,817,358
500	Affiliated Computer Services, Inc. #	29,955	900	Molex, Inc. *	26,892
2,900	Agilent Technologies, Inc. #	99,673	16,800	Motorola, Inc.	291,144
2,500	Altera Corporation #	56,350	1,900	National Semiconductor
2,300	Analog Devices, Inc.	88,826		Corporation	49,970
6,000	Apple Computer, Inc. #	598,800	1,200	NCR Corporation #	60,480
9,700	Applied Materials, Inc.	186,434	2,600	Network Appliance, Inc. #	96,746
1,500	Autodesk, Inc. #	61,905	2,400	Novell, Inc. #	17,520
3,800	Automatic Data Processing, Inc.	170,088	900	Novellus Systems, Inc. #*	29,133
3,125	Avaya, Inc. #	40,375	2,600	NVIDIA Corporation #	85,514
1,500	BMC Software, Inc. #	48,555	28,091	Oracle Corporation #	528,111
3,400	Broadcom Corporation #	110,670	2,300	Paychex, Inc.	85,330
2,800	CA, Inc. *	76,328	1,400	PMC-Sierra, Inc. #*	10,822
585	CIENA Corporation #*	17,059	1,100	QLogic Corporation #	19,668
42,500	Cisco Systems, Inc. #	1,136,450	11,600	QUALCOMM, Inc.	508,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)	Value

Information Technology — continued			700	Temple-Inland, Inc.	$41,468
1,700	SanDisk Corporation #	$73,865	900	United States Steel Corporation	91,386
3,800	Sanmina-SCI Corporation #	13,110	600	Vulcan Materials Company *	74,202
6,300	Solectron Corporation #*	21,105	1,400	Weyerhaeuser Company	110,908

25,300	Sun Microsystems, Inc. #	132,066		Total Materials	2,791,822

6,447	Symantec Corporation #	113,467
500	Tektronix, Inc.	14,695	Telecommunications Services (3.5%)
3,100	Tellabs, Inc. #	32,922	2,600	ALLTEL Corporation	162,994
1,400	Teradyne, Inc. #	24,430	43,968	AT&T, Inc. ‡	1,702,441
10,100	Texas Instruments, Inc.	347,137	800	CenturyTel, Inc. *	36,840
2,500	Unisys Corporation #*	19,600	2,300	Citizens Communications
1,700	VeriSign, Inc. #	46,495		Company	35,811
5,503	Western Union Company	115,838	1,143	Embarq Corporation	68,626
6,600	Xerox Corporation #	122,100	11,000	Qwest Communications
2,400	Xilinx, Inc. *	70,752		International, Inc. #*	97,680
8,700	Yahoo!, Inc. #	243,948	20,368	Sprint Nextel Corporation	407,971

	Total Information		20,500	Verizon Communications, Inc.	782,690
	Technology	13,986,651	3,401	Windstream Corporation *	49,723

				Total Telecommunications
Materials (2.9%)				Services	3,344,776

1,600	Air Products and Chemicals, Inc.	122,400
6,000	Alcoa, Inc.	212,940	Utilities (3.6%)
700	Allegheny Technologies, Inc.	76,706	4,500	AES Corporation #	98,955
300	Ashland, Inc.	17,985	1,200	Allegheny Energy, Inc. #	64,152
700	Ball Corporation	35,483	1,400	Ameren Corporation *	73,598
700	Bemis Company, Inc.	23,254	2,600	American Electric Power
6,683	Dow Chemical Company	298,129		Company, Inc.	130,572
6,600	E.I. du Pont de Nemours		2,300	CenterPoint Energy, Inc. *	43,309
	and Company	324,522	1,600	CMS Energy Corporation	29,632
600	Eastman Chemical Company *	40,620	1,800	Consolidated Edison, Inc. *	92,268
1,300	Ecolab, Inc.	55,887	1,300	Constellation Energy Group, Inc.	115,856
2,738	Freeport-McMoRan Copper &		2,400	Dominion Resources, Inc.	218,880
	Gold, Inc.	183,884	1,300	DTE Energy Company	65,767
900	Hercules, Inc. #	16,956	8,940	Duke Energy Corporation	183,449
500	International Flavors &		2,883	Dynegy, Inc. #	27,129
	Fragrances, Inc.	24,335	2,300	Edison International, Inc.	120,405
3,100	International Paper Company	116,932	1,300	Entergy Corporation	147,082
1,291	MeadWestvaco Corporation	43,068	4,750	Exelon Corporation	358,198
3,768	Monsanto Company	222,274	2,200	FirstEnergy Corporation *	150,568
3,200	Newmont Mining Corporation	133,440	2,900	FPL Group, Inc.	186,673
2,100	Nucor Corporation	133,266	430	Integrys Energy Group, Inc. *	24,123
900	Pactiv Corporation #*	31,122	1,300	KeySpan Corporation	53,833
1,200	PPG Industries, Inc.	88,296	400	Nicor, Inc. *	20,496
2,200	Praxair, Inc.	142,010	1,837	NiSource, Inc. *	45,172
1,100	Rohm and Haas Company	56,287	2,500	PG&E Corporation	126,500
1,100	Sealed Air Corporation *	36,190	800	Pinnacle West Capital Corporation *	38,632
900	Sigma-Aldrich Corporation	37,872	2,800	PPL Corporation	122,108

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Large Cap Index Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.7%)	Value	Shares	Common Stock (97.7%)		Value

Utilities — continued			1,400	TECO Energy, Inc.		$25,130
1,827	Progress Energy, Inc.	$92,355	3,300	TXU Corporation		216,414
1,700	Public Service Enterprise		2,955	Xcel Energy, Inc. *		71,186

	Group, Inc.	146,965		Total Utilities		3,464,805

600	Questar Corporation *	58,278

1,900	Sempra Energy	120,612		Total Common Stock
5,200	Southern Company *	196,508		(cost $69,054,069)		93,391,345

			Interest		Maturity
Shares	Collateral Held for Securities Loaned (7.1%)		Rate (+)		Date	Value

6,774,493	Thrivent Financial Securities Lending Trust		5.330%		N/A	$6,774,493

		Total Collateral Held for Securities Loaned
		(cost $6,774,493)				6,774,493

Shares or
Principal			Interest		Maturity
Amount	Short-Term Investments (2.2%)		Rate (+)		Date	Value

$250,000	Federal National Mortgage Association ‡		5.080%		7/16/2007	$247,314
1,812,024	Thrivent Money Market Fund		5.030		N/A	1,812,024

		Total Short-Term Investments (cost $2,059,344)				2,059,338

		Total Investments (cost $77,887,905) 107.0%				$102,225,176

		Other Assets and Liabilities, Net (7.0%)				(6,726,609)

		Total Net Assets 100.0%				$95,498,567

		Number of		Notional
		Contracts	Expiration	Principal		Unrealized
Futures		Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures		28	June 2007	$2,041,152	$2,083,760	$42,608

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $247,314 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,704,899 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$26,564,453
Gross unrealized depreciation	(2,227,182)

Net unrealized appreciation (depreciation)	$24,337,271
Cost for federal income tax purposes	$77,887,905

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary (10.0%)			808	International Game Technology	$30,817
200	Abercrombie & Fitch Company	$16,332	1,160	Interpublic Group of
800	Amazon.com, Inc. #*	49,064		Companies, Inc. #	14,709
355	Apollo Group, Inc. #	16,792	556	J.C. Penney Company, Inc.
408	AutoNation, Inc. #*	8,340		(Holding Company)	43,974
152	AutoZone, Inc. #	20,222	504	Johnson Controls, Inc. *	51,574
657	Bed Bath & Beyond, Inc. #*	26,766	454	Jones Apparel Group, Inc. *	15,159
1,041	Best Buy Company, Inc.	48,563	200	KB Home *	8,822
302	Big Lots, Inc. #*	9,724	858	Kohl’s Corporation #	63,526
201	Black & Decker Corporation *	18,235	504	Leggett & Platt, Inc. *	11,854
302	Brunswick Corporation *	9,894	300	Lennar Corporation *	12,813
1,165	Carnival Corporation *	56,957	864	Limited Brands, Inc.	23,820
2,011	CBS Corporation *	63,889	303	Liz Claiborne, Inc.	13,550
302	Centex Corporation *	13,521	3,948	Lowe’s Companies, Inc.	120,651
454	Circuit City Stores, Inc. *	7,922	810	Marriott International, Inc.	36,620
1,315	Clear Channel		962	Mattel, Inc.	27,225
	Communications, Inc.	46,590	3,185	McDonald’s Corporation	153,772
900	Coach, Inc. #	43,947	908	McGraw-Hill Companies, Inc.	59,501
8,124	Comcast Corporation #	216,586	200	Meredith Corporation	11,584
700	D.R. Horton, Inc. *	15,526	454	New York Times Company *	10,624
280	Darden Restaurants, Inc. *	11,614	656	Newell Rubbermaid, Inc.	20,120
201	Dillard’s, Inc. *	6,961	6,100	News Corporation	136,579
2,000	DIRECTV Group, Inc. #	47,680	914	NIKE, Inc.	49,228
771	Dollar General Corporation	16,461	604	Nordstrom, Inc.	33,172
200	Dow Jones & Company, Inc. *	7,266	707	Office Depot, Inc. #	23,769
400	E.W. Scripps Company *	17,320	101	OfficeMax, Inc. *	4,971
758	Eastman Kodak Company *	18,882	403	Omnicom Group, Inc. *	42,198
405	Family Dollar Stores, Inc.	12,895	100	Polo Ralph Lauren Corporation	9,211
1,238	Federated Department Stores, Inc.	54,373	604	Pulte Homes, Inc. *	16,248
4,954	Ford Motor Company *	39,830	403	RadioShack Corporation *	11,715
354	Fortune Brands, Inc.	28,355	175	Sears Holdings Corporation #	33,409
604	Gannett Company, Inc.	34,464	253	Sherwin-Williams Company	16,134
1,374	Gap, Inc.	24,663	200	Snap-On, Inc.	10,900
1,465	General Motors Corporation *	45,752	201	Stanley Works *	11,714
454	Genuine Parts Company *	22,432	1,918	Staples, Inc.	47,566
503	Goodyear Tire & Rubber		1,920	Starbucks Corporation #	59,558
	Company #*	16,730	506	Starwood Hotels & Resorts
910	H&R Block, Inc. *	20,575		Worldwide, Inc.	33,912
608	Harley-Davidson, Inc. *	38,499	2,228	Target Corporation	132,276
100	Harman International		404	Tiffany & Company *	19,267
	Industries, Inc.	12,189	9,886	Time Warner, Inc.	203,948
402	Harrah’s Entertainment, Inc.	34,291	1,216	TJX Companies, Inc.	33,914
504	Hasbro, Inc. *	15,931	506	Tribune Company	16,597
961	Hilton Hotels Corporation	32,674	302	VF Corporation *	26,519
5,367	Home Depot, Inc.	203,248	1,811	Viacom, Inc. #	74,704
600	IAC InterActiveCorp #*	22,872	5,411	Walt Disney Company	189,277

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Consumer Discretionary — continued			300	Whole Foods Market, Inc. *	$14,037
202	Wendy’s International, Inc. *	$7,615	531	William Wrigley Jr. Company *	31,265

281	Whirlpool Corporation *	29,784		Total Consumer Staples	3,286,875

525	Wyndham Worldwide
	Corporation #	18,165	Energy (9.8%)
659	Yum! Brands, Inc.	40,766	1,140	Anadarko Petroleum Corporation	53,192

	Total Consumer		846	Apache Corporation	61,335
	Discretionary	3,538,658	808	Baker Hughes, Inc.	64,955

			710	BJ Services Company *	20,349
Consumer Staples (9.3%)			1,000	Chesapeake Energy Corporation *	33,750
5,509	Altria Group, Inc. ‡	379,680	5,514	Chevron Corporation	428,934
2,025	Anheuser-Busch Companies, Inc.	99,610	4,280	ConocoPhillips	296,818
1,638	Archer-Daniels-Midland Company	63,391	400	CONSOL Energy, Inc.	16,748
1,212	Avon Products, Inc.	48,238	1,112	Devon Energy Corporation	81,031
200	Brown-Forman Corporation *	12,786	1,775	El Paso Corporation	26,625
660	Campbell Soup Company	25,806	300	ENSCO International, Inc. *	16,914
405	Clorox Company *	27,167	606	EOG Resources, Inc.	44,505
5,323	Coca-Cola Company	277,807	14,705	Exxon Mobil Corporation	1,167,298
811	Coca-Cola Enterprises, Inc.	17,793	2,424	Halliburton Company	77,010
1,365	Colgate-Palmolive Company	92,465	653	Hess Corporation	37,058
1,312	ConAgra Foods, Inc. *	32,249	253	Kinder Morgan, Inc. *	26,960
500	Constellation Brands, Inc. #*	11,205	866	Marathon Oil Corporation	87,942
1,161	Costco Wholesale Corporation *	62,195	400	Murphy Oil Corporation	22,176
3,957	CVS/Caremark Corporation	143,402	806	Nabors Industries, Ltd. #	25,889
400	Dean Foods Company *	14,572	500	National Oilwell Varco, Inc. #	42,425
400	Estee Lauder Companies, Inc.	20,568	404	Noble Corporation *	34,021
860	General Mills, Inc.	51,514	2,222	Occidental Petroleum Corporation	112,655
859	H.J. Heinz Company	40,467	700	Peabody Energy Corporation *	33,586
504	Hershey Company *	27,700	401	Rowan Companies, Inc. *	14,693
560	Kellogg Company *	29,630	3,030	Schlumberger, Ltd.	223,705
1,164	Kimberly-Clark Corporation	82,842	600	Smith International, Inc.	31,464
4,412	Kraft Foods, Inc.	147,670	1,632	Spectra Energy Corporation	42,595
1,872	Kroger Company	55,243	302	Sunoco, Inc.	22,810
304	McCormick & Company, Inc.	11,284	757	Transocean, Inc. #	65,253
150	Molson Coors Brewing Company	14,142	1,600	Valero Energy Corporation	112,368
308	Pepsi Bottling Group, Inc. *	10,105	800	Weatherford International, Ltd. #	41,992
4,297	PepsiCo, Inc.	283,989	1,563	Williams Companies, Inc.	46,108
8,092	Procter & Gamble Company	520,397	933	XTO Energy, Inc.	50,634

404	Reynolds American, Inc. *	25,961		Total Energy	3,463,798

1,161	Safeway, Inc. *	42,144
1,922	Sara Lee Corporation *	31,540	Financials (21.0%)
608	SUPERVALU, Inc.	27,923	857	ACE, Ltd.	50,957
1,568	SYSCO Corporation	51,336	1,263	AFLAC, Inc.	64,842
700	Tyson Foods, Inc.	14,672	1,670	Allstate Corporation ‡	104,074
403	UST, Inc. *	22,842	303	Ambac Financial Group, Inc.	27,815
2,629	Walgreen Company	115,413	3,088	American Express Company ‡	187,349
6,382	Wal-Mart Stores, Inc.	305,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			1,400	Host Marriott Corporation	$35,896
6,727	American International		1,300	Hudson City Bancorp, Inc. *	17,316
	Group, Inc. ‡	$470,285	726	Huntington Bancshares, Inc. *	16,103
677	Ameriprise Financial, Inc.	40,261	8,978	J.P. Morgan Chase & Company	467,754
807	Aon Corporation *	31,271	506	Janus Capital Group, Inc. *	12,660
353	Apartment Investment &		1,110	KeyCorp *	39,605
	Management Company *	19,521	600	Kimco Realty Corporation	28,842
500	Archstone-Smith Trust	26,055	300	Legg Mason, Inc.	29,757
300	Assurant, Inc.	17,259	1,310	Lehman Brothers Holdings, Inc.	98,617
300	Avalonbay Communities, Inc.	36,678	639	Lincoln National Corporation	45,470
11,544	Bank of America Corporation	587,590	1,162	Loews Corporation	54,986
1,972	Bank of New York Company, Inc.	79,827	100	M&T Bank Corporation	11,134
1,412	BB&T Corporation	58,767	1,466	Marsh & McLennan
252	Bear Stearns Companies, Inc.	39,236		Companies, Inc. *	46,560
300	Boston Properties, Inc.	35,268	706	Marshall & Ilsley Corporation *	33,902
1,069	Capital One Financial		329	MBIA, Inc. *	22,885
	Corporation *	79,384	1,061	Mellon Financial Corporation *	45,549
500	CB Richard Ellis Group, Inc. #	16,925	2,278	Merrill Lynch & Company, Inc.	205,544
2,687	Charles Schwab Corporation	51,375	1,970	MetLife, Inc.	129,429
90	Chicago Mercantile Exchange		251	MGIC Investment Corporation *	15,464
	Holdings, Inc.	46,508	606	Moody’s Corporation	40,069
1,106	Chubb Corporation	59,536	2,731	Morgan Stanley	229,431
350	Cincinnati Financial Corporation *	15,834	1,616	National City Corporation *	59,065
500	CIT Group, Inc.	29,825	504	Northern Trust Corporation	31,727
12,660	Citigroup, Inc.	678,829	656	Plum Creek Timber Company, Inc.	26,043
353	Comerica, Inc. *	21,854	954	PNC Financial Services Group, Inc.	70,691
400	Commerce Bancorp, Inc. *	13,376	660	Principal Financial Group, Inc.	41,903
400	Compass Bancshares, Inc. *	27,272	2,024	Progressive Corporation	46,694
1,506	Countrywide Financial Corporation	55,842	600	ProLogis Trust	38,880
300	Developers Diversified Realty		1,267	Prudential Financial, Inc. *	120,365
	Corporation	19,530	300	Public Storage, Inc.	27,996
1,100	E*TRADE Financial Corporation #	24,288	1,887	Regions Financial Corporation *	66,215
758	Equity Residential REIT	35,194	402	SAFECO Corporation *	26,829
1,819	Federal Home Loan Mortgage		555	Simon Property Group, Inc.	63,980
	Corporation	117,835	1,062	SLM Corporation	57,167
2,528	Federal National Mortgage		850	Sovereign Bancorp, Inc. *	20,630
	Association	148,950	808	State Street Corporation	55,647
303	Federated Investors, Inc.	11,562	956	SunTrust Banks, Inc.	80,706
1,407	Fifth Third Bancorp *	57,110	908	Synovus Financial Corporation	28,656
454	First Horizon National		702	T. Rowe Price Group, Inc.	34,875
	Corporation *	17,801	352	Torchmark Corporation *	24,042
355	Franklin Resources, Inc.	46,615	1,753	Travelers Companies, Inc.	94,837
1,100	Genworth Financial, Inc.	40,139	4,569	U.S. Bancorp	156,945
1,113	Goldman Sachs Group, Inc.	243,313	857	UnumProvident Corporation *	21,322
756	Hartford Financial Services		300	Vornado Realty Trust	35,589
	Group, Inc.	76,507	4,927	Wachovia Corporation	273,646

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Financials — continued			250	Millipore Corporation #*	$18,458
2,400	Washington Mutual, Inc. *	$100,752	600	Mylan Laboratories, Inc. *	13,158
8,696	Wells Fargo & Company	312,099	400	Patterson Companies, Inc. #*	14,424
404	XL Capital, Ltd. *	31,504	352	PerkinElmer, Inc.	8,518
352	Zions Bancorporation	28,794	18,381	Pfizer, Inc.	486,361

	Total Financials	7,417,031	406	Quest Diagnostics, Inc. *	19,849

			3,843	Schering-Plough Corporation	121,938
Health Care (11.9%)			912	St. Jude Medical, Inc. #	39,024
3,996	Abbott Laboratories ‡	226,254	708	Stryker Corporation	45,978
1,312	Aetna, Inc.	61,507	1,190	Tenet Healthcare Corporation #*	8,830
403	Allergan, Inc.	48,844	1,054	Thermo Electron Corporation #	54,871
504	AmerisourceBergen Corporation	25,195	3,532	UnitedHealth Group, Inc.	187,408
3,007	Amgen, Inc. #‡	192,869	300	Varian Medical Systems, Inc. #	12,663
554	Applera Corporation (Applied		254	Waters Corporation #	15,095
	Biosystems Group)	17,307	301	Watson Pharmaceuticals, Inc. #*	8,217
200	Barr Pharmaceuticals, Inc. #	9,672	1,620	WellPoint, Inc. #	127,931
101	Bausch & Lomb, Inc. *	5,942	3,539	Wyeth	196,414
1,669	Baxter International, Inc.	94,515	639	Zimmer Holdings, Inc. #	57,817

606	Becton, Dickinson and Company	47,686		Total Health Care	4,176,771

805	Biogen Idec, Inc. #	38,004
644	Biomet, Inc.	27,821	Industrials (10.7%)
3,043	Boston Scientific Corporation #	46,984	1,924	3M Company	159,249
5,156	Bristol-Myers Squibb Company	148,802	754	Allied Waste Industries, Inc. #	10,081
302	C.R. Bard, Inc.	25,105	356	American Standard Companies, Inc.	19,601
1,037	Cardinal Health, Inc.	72,538	402	Avery Dennison Corporation	25,004
1,000	Celgene Corporation #*	61,160	2,074	Boeing Company	192,882
204	CIGNA Corporation	31,740	858	Burlington Northern Santa Fe
350	Coventry Health Care, Inc. #	20,240		Corporation	75,109
2,583	Eli Lilly and Company	152,733	500	C.H. Robinson Worldwide, Inc.	26,730
300	Express Scripts, Inc. #	28,665	1,618	Caterpillar, Inc.	117,499
812	Forest Laboratories, Inc. #*	43,207	405	Cintas Corporation *	15,175
606	Genzyme Corporation #	39,578	504	Cooper Industries, Ltd.	25,079
1,200	Gilead Sciences, Inc. #	98,064	1,108	CSX Corporation	47,832
409	Hospira, Inc. #	16,585	300	Cummins, Inc.	27,648
354	Humana, Inc. #	22,387	704	Danaher Corporation	50,118
454	IMS Health, Inc. *	13,316	555	Deere & Company	60,717
7,435	Johnson & Johnson	477,476	554	Dover Corporation	26,658
673	King Pharmaceuticals, Inc. #*	13,763	404	Eaton Corporation	36,041
300	Laboratory Corporation of		2,122	Emerson Electric Company	99,713
	America Holdings #*	23,682	303	Equifax, Inc.	12,059
251	Manor Care, Inc. *	16,287	807	FedEx Corporation	85,090
756	McKesson Corporation *	44,475	202	Fluor Corporation	19,315
741	Medco Health Solutions, Inc. #	57,813	1,008	General Dynamics Corporation	79,128
707	MedImmune, Inc. #*	40,073	26,650	General Electric Company	982,319
3,034	Medtronic, Inc.	160,590	301	Goodrich Corporation	17,109
5,617	Merck & Company, Inc.	288,938	2,124	Honeywell International, Inc.	115,078
The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Industrials — continued			1,065	CA, Inc.	$29,032
1,014	Illinois Tool Works, Inc. *	$52,028	194	CIENA Corporation #*	5,657
808	Ingersoll-Rand Company	36,077	15,614	Cisco Systems, Inc. #	417,518
504	ITT Corporation	32,160	403	Citrix Systems, Inc. #	13,138
300	L-3 Communications Holdings, Inc.	26,979	400	Cognizant Technology Solutions
862	Lockheed Martin Corporation	82,873		Corporation #	35,760
1,061	Masco Corporation	28,870	404	Computer Sciences Corporation #*	22,438
301	Monster Worldwide, Inc. #	12,657	859	Compuware Corporation #*	8,478
1,010	Norfolk Southern Corporation	53,772	404	Convergys Corporation #*	10,205
846	Northrop Grumman Corporation	62,274	4,033	Corning, Inc. #	95,663
664	PACCAR, Inc. *	55,763	5,876	Dell, Inc. #	148,134
351	Pall Corporation *	14,724	3,032	eBay, Inc. #	102,906
352	Parker-Hannifin Corporation *	32,433	808	Electronic Arts, Inc. #	40,731
655	Pitney Bowes, Inc. *	31,440	1,312	Electronic Data Systems Corporation	38,363
501	R.R. Donnelley & Sons Company *	20,140	5,415	EMC Corporation #	82,200
1,159	Raytheon Company *	62,053	500	Fidelity National Information
405	Robert Half International, Inc.	13,486		Services, Inc.	25,265
454	Rockwell Automation, Inc.	27,031	1,965	First Data Corporation	63,666
454	Rockwell Collins, Inc.	29,814	480	Fiserv, Inc. #	25,522
200	Ryder System, Inc. *	10,528	500	Google, Inc. #	235,690
1,995	Southwest Airlines Company *	28,628	7,007	Hewlett-Packard Company	295,275
300	Terex Corporation #	23,355	14,949	Intel Corporation	321,404
302	Textron, Inc.	30,704	3,948	International Business Machines
5,161	Tyco International, Ltd.	168,403		Corporation	403,525
656	Union Pacific Corporation	74,948	910	Intuit, Inc. #	25,890
2,784	United Parcel Service, Inc.	196,077	405	Jabil Circuit, Inc. *	9,436
2,622	United Technologies Corporation	176,015	530	JDS Uniphase Corporation #*	8,734
252	W.W. Grainger, Inc.	20,820	1,500	Juniper Networks, Inc. #	33,540
1,364	Waste Management, Inc.	51,027	504	KLA-Tencor Corporation *	27,997

	Total Industrials	3,780,313	251	Lexmark International, Inc. #*	13,680

			857	Linear Technology Corporation *	32,069
Information Technology (14.6%)			2,108	LSI Corporation #*	17,918
338	ADC Telecommunications, Inc. #*	6,219	859	Maxim Integrated Products, Inc.	27,247
1,510	Adobe Systems, Inc. #	62,756	1,966	Micron Technology, Inc. #	22,550
1,407	Advanced Micro Devices, Inc. #*	19,445	22,325	Microsoft Corporation	668,410
200	Affiliated Computer		367	Molex, Inc. *	10,966
	Services, Inc. #	11,982	6,151	Motorola, Inc.	106,597
1,051	Agilent Technologies, Inc. #	36,123	708	National Semiconductor
959	Altera Corporation #	21,616		Corporation	18,620
910	Analog Devices, Inc.	35,144	502	NCR Corporation #	25,301
2,220	Apple Computer, Inc. #‡	221,556	908	Network Appliance, Inc. #	33,787
3,602	Applied Materials, Inc.	69,230	909	Novell, Inc. #	6,636
604	Autodesk, Inc. #	24,927	253	Novellus Systems, Inc. #*	8,190
1,465	Automatic Data Processing, Inc.	65,573	910	NVIDIA Corporation #	29,930
1,118	Avaya, Inc. #	14,445	10,310	Oracle Corporation #	193,828
507	BMC Software, Inc. #	16,412	885	Paychex, Inc.	32,834
1,232	Broadcom Corporation #	40,102	604	PMC-Sierra, Inc. #*	4,669

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Information Technology — continued			402	Sealed Air Corporation *	$13,226
502	QLogic Corporation #	$8,976	402	Sigma-Aldrich Corporation	16,916
4,342	QUALCOMM, Inc.	190,180	302	Temple-Inland, Inc.	17,890
600	SanDisk Corporation #	26,070	251	United States Steel Corporation	25,487
1,413	Sanmina-SCI Corporation #	4,875	251	Vulcan Materials Company *	31,041
2,272	Solectron Corporation #*	7,611	605	Weyerhaeuser Company	47,928

9,296	Sun Microsystems, Inc. #	48,525		Total Materials	1,050,712

2,436	Symantec Corporation #	42,874
301	Tektronix, Inc.	8,846	Telecommunications Services (3.5%)
1,160	Tellabs, Inc. #	12,319	957	ALLTEL Corporation	59,994
654	Teradyne, Inc. #	11,412	16,158	AT&T, Inc. ‡	625,638
3,698	Texas Instruments, Inc.	127,100	304	CenturyTel, Inc.	13,999
857	Unisys Corporation #	6,719	907	Citizens Communications
600	VeriSign, Inc. #*	16,410		Company *	14,122
1,965	Western Union Company	41,363	387	Embarq Corporation	23,235
2,471	Xerox Corporation #	45,714	4,036	Qwest Communications
806	Xilinx, Inc. *	23,761		International, Inc. #*	35,840
3,228	Yahoo!, Inc. #	90,513	7,541	Sprint Nextel Corporation	151,046

	Total Information		7,474	Verizon Communications, Inc.	285,357
	Technology	5,138,197	1,289	Windstream Corporation *	18,845

				Total Telecommunications
Materials (3.0%)				Services	1,228,076

556	Air Products and Chemicals, Inc.	42,534
2,286	Alcoa, Inc.	81,130	Utilities (3.7%)
251	Allegheny Technologies, Inc.	27,505	1,664	AES Corporation #	36,591
151	Ashland, Inc.	9,052	452	Allegheny Energy, Inc. #	24,164
302	Ball Corporation	15,308	603	Ameren Corporation *	31,700
402	Bemis Company, Inc.	13,354	1,029	American Electric Power
2,518	Dow Chemical Company	112,328		Company, Inc.	51,676
2,329	E.I. du Pont de Nemours		906	CenterPoint Energy, Inc. *	17,060
	and Company	114,517	602	CMS Energy Corporation *	11,149
201	Eastman Chemical Company *	13,608	657	Consolidated Edison, Inc. *	33,678
404	Ecolab, Inc. *	17,368	503	Constellation Energy Group, Inc.	44,827
1,039	Freeport-McMoRan Copper &		929	Dominion Resources, Inc.	84,725
	Gold, Inc.	69,779	403	DTE Energy Company	20,388
352	Hercules, Inc. #	6,632	3,264	Duke Energy Corporation *	66,977
351	International Flavors &		1,037	Dynegy, Inc. #	9,758
	Fragrances, Inc.	17,083	858	Edison International, Inc.	44,916
1,119	International Paper Company	42,209	506	Entergy Corporation	57,249
596	MeadWestvaco Corporation	19,883	1,764	Exelon Corporation	133,023
1,346	Monsanto Company	79,401	858	FirstEnergy Corporation *	58,722
1,160	Newmont Mining Corporation	48,372	1,106	FPL Group, Inc.	71,193
804	Nucor Corporation	51,022	223	Integrys Energy Group, Inc. *	12,510
354	Pactiv Corporation #*	12,241	454	KeySpan Corporation	18,800
504	PPG Industries, Inc.	37,084	250	Nicor, Inc. *	12,810
808	Praxair, Inc.	52,156	875	NiSource, Inc. *	21,516
306	Rohm and Haas Company *	15,658	860	PG&E Corporation	43,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Index Fund-I
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (97.5%)	Value	Shares	Common Stock (97.5%)	Value

Utilities — continued			1,970	Southern Company *	$74,446
401	Pinnacle West Capital Corporation *	$19,364	704	TECO Energy, Inc.	12,637
1,006	PPL Corporation	43,872	1,114	TXU Corporation	73,056
682	Progress Energy, Inc.	34,475	1,114	Xcel Energy, Inc. *	26,836

606	Public Service Enterprise			Total Utilities	1,314,995

	Group, Inc.	52,389

300	Questar Corporation	29,139		Total Common Stock
659	Sempra Energy	41,833		(cost $28,911,806)	34,395,426

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (10.9%)		Rate (+)	Date	Value

3,847,877	Thrivent Financial Securities Lending Trust		5.330%	N/A	$3,847,877

		Total Collateral Held for Securities Loaned
		(cost $3,847,877)			3,847,877

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.7%)		Rate (+)	Date	Value

$225,000	Federal National Mortgage Association ‡		5.080%	7/16/2007	$222,582
730,154	Thrivent Money Market Fund		5.030	N/A	730,154

		Total Short-Term Investments (cost $952,741)			952,736

		Total Investments (cost $33,712,424) 111.1%			$39,196,039

		Other Assets and Liabilities, Net (11.1%)			(3,913,964)

		Total Net Assets 100.0%			$35,282,075

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Mini-Futures	13	June 2007	$938,298	$967,460	$29,162

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At April 30, 2007, $222,582 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $2,111,300 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$8,032,614
Gross unrealized depreciation	(2,548,999)

Net unrealized appreciation (depreciation)	$5,483,615
Cost for federal income tax purposes	$33,712,424

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (68.0%)	Value	Shares	Common Stock (68.0%)	Value

Consumer Discretionary (8.1%)			Consumer Staples (5.6%)
13,500	Advance Auto Parts, Inc. ±	$556,200	11,900	Alberto-Culver Company	$289,051
22,700	Best Buy Company, Inc. ‡	1,058,955	38,100	Altria Group, Inc. ‡	2,625,852
2,800	Black & Decker Corporation	254,016	10,400	Cadbury Schweppes plc ADR *	551,720
15,600	Cache, Inc. #*	269,256	17,600	Colgate-Palmolive Company ±	1,192,224
4,200	Centex Corporation *	188,034	25,300	Constellation Brands, Inc. #*	566,973
9,700	Children’s Place Retail		14,700	Corn Products International, Inc.	585,354
	Stores, Inc. #	512,839	51,595	CVS/Caremark Corporation *	1,869,803
30,400	Coldwater Creek, Inc. #*	629,280	8,900	Diageo plc ADR	751,160
41,800	Comcast Corporation #	1,114,388	21,700	Elizabeth Arden, Inc. #	488,467
11,400	Crocs, Inc. #*	637,032	11,300	Flowers Foods, Inc.	352,447
9,600	D.R. Horton, Inc. *	212,928	11,000	Hormel Foods Corporation	418,990
12,900	Darden Restaurants, Inc.	535,092	26,366	Kraft Foods, Inc.	882,470
28,200	DreamWorks Animation		11,800	Kroger Company	348,218
	SKG, Inc. #*	825,696	9,500	Loews Corporation —
7,300	Fortune Brands, Inc.	584,730		Carolina Group	727,035
14,600	GameStop Corporation #	484,282	21,300	Nu Skin Enterprises, Inc.	369,129
13,500	Genesco, Inc. #*	684,180	21,800	Pepsi Bottling Group, Inc.	715,258
19,200	Harley-Davidson, Inc. *	1,215,744	39,012	Procter & Gamble Company ±	2,508,862
2,600	Harman International		14,429	Reckitt Benckiser plc	789,325
	Industries, Inc.	316,914	8,700	Reynolds American, Inc. *	559,062
24,600	Home Depot, Inc.	931,602	13,400	Smithfield Foods, Inc. #*	409,638
13,200	International Game Technology	503,448	9,400	Walgreen Company	412,660
18,800	Jackson Hewitt Tax Service, Inc. *	518,504	30,200	Wal-Mart Stores, Inc.	1,447,184

11,200	Johnson Controls, Inc. *	1,146,096		Total Consumer Staples	18,860,882

15,600	Kohl’s Corporation #	1,155,024
4,500	Lennar Corporation *	192,195	Energy (6.8%)
14,400	McGraw-Hill Companies, Inc.	943,632	21,200	Apache Corporation ±	1,537,000
2,100	Mohawk Industries, Inc. #*	189,336	10,300	Arena Resources, Inc. #*	483,585
5,900	Newell Rubbermaid, Inc.	180,953	25,200	Chevron Corporation ‡	1,960,308
110,900	News Corporation	2,483,051	24,200	ConocoPhillips	1,678,270
10,300	Nordstrom, Inc.	565,676	7,800	Diamond Offshore Drilling, Inc.	667,680
4,100	Office Depot, Inc. #	137,842	9,700	Dril-Quip, Inc. #	489,850
7,000	Pulte Homes, Inc.	188,300	80,186	Exxon Mobil Corporation	6,365,165
11,100	Royal Caribbean Cruises, Ltd. *	461,427	254,000	Kodiak Oil & Gas Corporation #	1,574,800
34,000	Staples, Inc.	843,200	10,900	Lufkin Industries, Inc. *	678,198
23,700	Starbucks Corporation #	735,174	40,400	Occidental Petroleum Corporation 2,048,280
24,500	Target Corporation	1,454,565	8,800	Peabody Energy Corporation ±	422,224
11,000	TJX Companies, Inc.	306,790	15,150	Range Resources Corporation	553,732
360	TravelCenters of America, LLC #*	15,934	14,500	Schlumberger, Ltd.	1,070,535
29,700	ValueVision Media, Inc. #*	335,907	35,300	Total SA ADR	2,601,257
43,300	Viacom, Inc. #±	1,786,125	10,400	Valero Energy Corporation	730,392

30,900	Walt Disney Company	1,080,882		Total Energy	22,861,276

8,800	WMS Industries, Inc. #*	350,768
10,800	Yum! Brands, Inc.	668,088

	Total Consumer
	Discretionary	27,254,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (68.0%)	Value	Shares	Common Stock (68.0%)	Value

Financials (13.8%)			21,500	Morgan Stanley	$1,806,215
7,500	Affiliated Managers Group, Inc. #*	$882,225	35,500	Nexity Financial Corporation #	416,060
21,700	AFLAC, Inc. ±	1,114,078	10,900	Northern Trust Corporation	686,155
15,100	Allstate Corporation ±	941,032	100	Parkway Properties, Inc. *	5,300
2,300	AMB Property Corporation ‡	140,093	2,600	Plum Creek Timber
26,900	American Express Company ±	1,632,023		Company, Inc. *	103,220
6,200	American Financial Realty Trust *	65,720	33,600	PMI Group, Inc.	1,628,592
40,662	American International		19,900	PNC Financial Services Group, Inc.	1,474,590
	Group, Inc. ±	2,842,680	7,300	Portfolio Recovery
2,500	Apartment Investment &			Associates, Inc. #*	406,245
	Management Company ‡	138,250	3,000	ProLogis Trust	194,400
2,600	Archstone-Smith Trust	135,486	8,800	Prudential Financial, Inc.	836,000
21,900	Associated Banc-Corp ‡	709,122	3,240	Public Storage, Inc.	302,357
15,300	Axis Capital Holdings, Ltd.	567,630	2,600	Rayonier, Inc. REIT	112,762
76,100	Bank of America Corporation ±	3,873,490	3,300	Simon Property Group, Inc.	380,424
12,800	Capital One Financial		100	Sovran Self Storage, Inc.	5,526
	Corporation *	950,528	4,200	UDR, Inc. *	126,168
2,563	CapitalSource, Inc.	66,049	27,086	Wachovia Corporation	1,504,356
23,000	Center Financial Corporation *	376,280	2,400	Weingarten Realty Investors *	114,864
900	Chicago Mercantile Exchange		70,200	Wells Fargo & Company ‡	2,519,478
	Holdings, Inc.	465,075	11,800	Zions Bancorporation	965,240

16,200	Chubb Corporation	872,046		Total Financials	46,415,362

77,345	Citigroup, Inc. ~	4,147,239
11,600	City National Corporation *	849,352	Health Care (8.4%)
22,000	CoBiz, Inc. *	403,480	44,800	Abbott Laboratories ±‡	2,536,576
1,800	Developers Diversified Realty		11,300	Aetna, Inc. ±	529,744
	Corporation *	117,180	533	Amedisys, Inc. #*	16,720
25,600	E*TRADE Financial Corporation #	565,248	3,800	AmerisourceBergen Corporation	189,962
14,000	Endurance Specialty		9,500	Amylin Pharmaceuticals, Inc. #*	392,635
	Holdings, Ltd. *	523,880	38,200	Aspect Medical Systems, Inc. #*	586,752
300	Entertainment Properties Trust	18,126	51,400	BioMarin Pharmaceutical, Inc. #*	830,624
4,100	Equity Residential REIT	190,363	6,800	Cardinal Health, Inc.	475,660
1,300	Essex Property Trust, Inc. *	167,518	2,700	CIGNA Corporation	420,093
24,800	Federal Home Loan		1,400	Covance, Inc. #	84,700
	Mortgage Corporation	1,606,544	6,300	Coventry Health Care, Inc. #*	364,329
8,400	Franklin Resources, Inc.	1,103,004	33,700	Cubist Pharmaceuticals, Inc. #*	722,865
8,300	Goldman Sachs Group, Inc.	1,814,463	15,900	Cytyc Corporation #	560,157
8,600	Hartford Financial Services		48,500	Dexcom, Inc. #*	386,545
	Group, Inc.	870,320	4,400	Express Scripts, Inc. #	420,420
15,600	HCC Insurance Holdings, Inc.	478,296	16,000	Gilead Sciences, Inc. #	1,307,520
3,600	Hospitality Properties Trust	163,908	2,100	Health Net, Inc. #	113,526
28,000	J.P. Morgan Chase & Company	1,458,800	1,700	Henry Schein, Inc. #	88,621
400	Kilroy Realty Corporation	30,372	26,300	Hologic, Inc. #*	1,513,565
1	Lincoln National Corporation	69	28,900	Hospira, Inc. #	1,171,895
2,400	Mack-Cali Realty Corporation	117,528	3,400	Humana, Inc. #	215,016
19,400	Mellon Financial Corporation ‡	832,842	26,900	ImClone Systems, Inc. #*	1,126,841
17,700	Merrill Lynch & Company, Inc. ‡	1,597,071	8,900	IMS Health, Inc.	261,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (68.0%)	Value	Shares	Common Stock (68.0%)	Value

Health Care — continued			14,300	Manpower, Inc.	$1,147,575
97,800	Keryx BioPharmaceuticals, Inc. #*	$997,560	16,100	McDermott International, Inc. #	863,926
12,400	Kyphon, Inc. #	577,964	8,200	Oshkosh Truck Corporation	458,708
2,500	Laboratory Corporation of		25,400	Roper Industries, Inc. *	1,423,924
	America Holdings #	197,350	800	SAIC, Inc. #*	14,632
2,600	Manor Care, Inc.	168,714	12,000	Thomas & Betts Corporation #	653,760
5,500	McKesson Corporation	323,565	27,000	UTI Worldwide, Inc. *	633,690
5,578	Medco Health Solutions, Inc. #‡	435,196	20,600	Washington Group
4,000	Millipore Corporation #*	295,320		International, Inc. #	1,378,552
24,200	Novartis AG ADR	1,405,778	31,200	Waste Management, Inc.	1,167,192
60,900	NuVasive, Inc. #*	1,569,393	15,200	WESCO International, Inc. #*	960,184

2,200	Omnicare, Inc. *	72,974		Total Industrials	26,485,482

2,400	Patterson Companies, Inc. #±	86,544
100	Psychiatric Solutions, Inc. #*	3,507	Information Technology (10.8%)
3,000	Quest Diagnostics, Inc. *	146,670	16,900	Accenture, Ltd.	660,790
27,800	Sanofi-Aventis ADR *	1,274,908	30,900	ADC Telecommunications, Inc. #*	568,560
15,200	Shire Pharmaceuticals Group		19,300	Adobe Systems, Inc. #±	802,108
	plc ADR *	1,062,328	38,200	Alcatel-Lucent ADR *	506,150
31,100	St. Jude Medical, Inc. #	1,330,769	40,800	Apple Computer, Inc. #±	4,071,840
9,600	Thermo Electron Corporation #	499,776	61,200	Applied Materials, Inc. ‡	1,176,264
18,640	UnitedHealth Group, Inc.	989,038	12,300	aQuantive, Inc. #	376,503
12,500	Varian Medical Systems, Inc. #	527,625	22,600	Automatic Data Processing, Inc. ‡	1,011,576
33,000	Vertex Pharmaceuticals, Inc. #*	1,014,420	100,100	BEA Systems, Inc. #	1,180,179
12,500	WellPoint, Inc. #	987,125	34,500	China GrenTech Corporation,

	Total Health Care	28,282,327		Ltd. ADR #*	340,860

			122,000	Cisco Systems, Inc. #±	3,262,280
Industrials (7.8%)			19,700	Commvault Systems, Inc. #	334,112
250	Allegiant Travel Company #*	8,022	28,600	eBay, Inc. #	970,684
26,500	American Commercial Lines, Inc. #* 780,955		53,200	ECI Telecom, Ltd. #*	444,752
23,000	American Reprographics		64,300	EMC Corporation #	976,074
	Company #‡	763,600	3,400	F5 Networks, Inc. #	261,052
20,700	BE Aerospace, Inc. #	758,655	2,970	Google, Inc. #	1,399,999
34,200	Cooper Industries, Ltd.	1,701,792	66,900	Integrated Device
8,700	CSX Corporation	375,579		Technology, Inc. #	1,002,162
71,700	Dayton Superior Corporation #	724,170	110,500	Intel Corporation ±	2,375,750
38,000	Emerson Electric Company ±	1,785,620	35,000	Intersil Corporation	1,042,650
24,900	Fastenal Company *	1,023,888	34,900	Juniper Networks, Inc. #	780,364
17,800	Flowserve Corporation	1,085,978	59,600	Microsoft Corporation	1,784,424
12,200	GATX Corporation *	597,922	8,600	NAVTEQ Corporation #*	304,096
55,400	General Electric Company	2,042,044	21,000	Network Appliance, Inc. #	781,410
9,900	Genlyte Group, Inc. #*	772,299	29,900	Nokia Oyj ADR #±	754,975
11,600	Hub Group, Inc. #	417,600	48,800	Novell, Inc. #	356,240
41,400	Interline Brands, Inc. #*	905,004	25,550	OpNext, Inc. #	342,881
17,600	Jacobs Engineering Group, Inc. #	887,568	65,400	Oracle Corporation #	1,229,520
29,300	JB Hunt Transport Services, Inc. *	792,858	38,000	Packeteer, Inc. #*	361,000
16,400	Kirby Corporation #	619,920	12,500	Paychex, Inc.	463,750
25,500	Manitowoc Company, Inc.	1,739,865	76,600	Powerwave Technologies, Inc. #*	477,218

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Common Stock (68.0%)	Value	Shares	Common Stock (68.0%)	Value

Information Technology — continued			Utilities (2.9%)
23,600	QUALCOMM, Inc.	$1,033,680	14,700	AES Corporation #~	$323,253
40,100	Tellabs, Inc. #	425,862	4,800	Ameren Corporation	252,336
68,000	Texas Instruments, Inc.	2,337,160	9,700	American Electric Power
124,500	TIBCO Software, Inc. #	1,135,440		Company, Inc.	487,134
2,677	Verigy, Ltd. #	67,648	5,900	Consolidated Edison, Inc. *	302,434
18,200	VeriSign, Inc. #	497,770	4,400	Constellation Energy Group, Inc.	392,128
16,000	Zebra Technologies Corporation #* 636,640		8,700	Dominion Resources, Inc.	793,440

	Total Information		4,300	DTE Energy Company	217,537
	Technology	36,534,423	23,416	Duke Energy Corporation	480,496

			8,000	Edison International, Inc. ±	418,800
Materials (2.3%)			5,100	Entergy Corporation	577,014
11,500	Air Products and Chemicals, Inc. ±	879,750	16,200	Exelon Corporation	1,221,642
375	Arkema ADR #	22,544	8,100	FirstEnergy Corporation	554,364
20,300	Bemis Company, Inc.	674,366	4,000	KeySpan Corporation *	165,640
18,700	Dow Chemical Company ±	834,207	8,200	PG&E Corporation	414,920
17,600	E.I. du Pont de Nemours		8,900	PPL Corporation	388,129
	and Company	865,392	6,300	Progress Energy, Inc. *	318,465
5,000	FMC Corporation ±	384,650	6,100	Public Service Enterprise
17,700	Freeport-McMoRan Copper &			Group, Inc.	527,345
	Gold, Inc. *	1,188,732	2,300	Questar Corporation	223,399
10,200	Lubrizol Corporation *	611,388	6,300	Sempra Energy	399,924
20,100	Praxair, Inc.	1,297,455	12,100	TXU Corporation ±	793,518
18,500	Silgan Holdings, Inc.	1,061,530	2,700	Wisconsin Energy Corporation	131,733

	Total Materials	7,820,014	10,000	Xcel Energy, Inc. ±	240,900

				Total Utilities	9,624,551

Telecommunications Services (1.5%)

10,200	America Movil SA de CV ADR ‡	535,806		Total Common Stock
58,700	AT&T, Inc. ±‡	2,272,864		(cost $189,648,370)	229,244,292

4,500	Leap Wireless International, Inc. #	343,485
8,300	NII Holdings, Inc. #	637,025
18,600	Time Warner Telecom, Inc. #*	381,300
24,500	Verizon Communications, Inc.	935,410

	Total Telecommunications
	Services	5,105,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.3%)	Rate	Date	Value

Asset-Backed Securities (6.0%)
$1,000,000	Americredit Automobile Receivables Trust †‡	5.400%	5/6/2007	$999,560
1,500,000	Bear Stearns Asset-Backed Securities, Inc. †‡	5.560	5/25/2007	1,500,554
721,836	Bear Stearns Mortgage Funding Trust †	5.460	5/25/2007	721,321
249,624	Countrywide Asset-Backed Certificates †	5.400	5/25/2007	249,611
1,150,000	Countrywide Asset-Backed Certificates ‡	5.549	4/25/2036	1,146,413
1,000,000	DaimlerChrysler Master Owner Trust †‡	5.370	5/15/2007	1,000,091
157,931	First Franklin Mortgage Loan Asset-Backed Certificates	5.420	5/25/2007	157,948
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates	5.430	5/25/2007	999,797
902,250	First Horizon ABS Trust †	5.450	5/25/2007	901,515
1,000,000	Ford Credit Floor Plan Master Owner Trust ±†	5.500	5/15/2007	1,000,235
85,709	Fremont Home Loan Trust †	5.480	5/25/2007	85,713
1,000,000	GE Dealer Floorplan Master Note Trust †	5.360	5/20/2007	1,000,188
1,000,000	GMAC Mortgage Corporation Loan Trust †	5.390	5/25/2007	998,574
1,100,000	GMAC Mortgage Corporation Loan Trust †	5.410	5/25/2007	1,099,899
588,168	Green Tree Financial Corporation	6.330	11/1/2029	599,205
388,849	Master Asset-Backed Securities Trust †	5.400	5/25/2007	388,909
608,606	National Collegiate Student Loan Trust †	5.380	5/25/2007	608,998
37,828	Option One Mortgage Loan Trust †	5.480	5/25/2007	37,831
92,205	Popular ABS Mortgage Pass-Through Trust †	5.430	5/25/2007	92,205
474,891	Popular ABS Mortgage Pass-Through Trust †	5.450	5/25/2007	474,995
354,983	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	352,555
1,500,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	1,497,332
309,443	Residential Asset Securities Corporation †	5.400	5/25/2007	309,419
7,787	Residential Asset Securities Corporation †	5.430	5/25/2007	7,787
734,278	Residential Asset Securities Corporation	4.160	7/25/2030	725,249
1,000,000	Residential Funding Mortgage Securities II †	5.450	5/25/2007	1,000,000
331,379	SLM Student Loan Trust †	5.365	7/25/2007	331,481
80,030	Specialty Underwriting and Residential Finance Trust †	5.440	5/25/2007	80,031
1,000,000	Textron Financial Floorplan Master Note Trust †	5.440	5/13/2007	1,001,221
999,523	Wachovia Asset Securitization, Inc. †	5.460	5/25/2007	999,523

	Total Asset-Backed Securities			20,368,160

Basic Materials (0.4%)
300,000	Alcan, Inc.	5.000	6/1/2015	288,795
245,000	BHP Billiton Finance, Ltd.	5.400	3/29/2017	244,324
125,000	Dow Chemical Company	7.375	11/1/2029	139,266
500,000	Precision Castparts Corporation ±	5.600	12/15/2013	503,496

	Total Basic Materials			1,175,881

Capital Goods (0.4%)
275,000	Goodrich Corporation *	6.290	7/1/2016	287,827
120,000	Lockheed Martin Corporation	6.150	9/1/2036	125,008
750,000	Oakmont Asset Trust	4.514	12/22/2008	736,133
180,000	Sealed Air Corporation	6.875	7/15/2033	180,301

	Total Capital Goods			1,329,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.3%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (7.4%)
$629,385	Banc of America Commercial Mortgage, Inc. ±	4.037%	11/10/2039	$616,713
1,000,000	Banc of America Large Loan Trust †	5.530	5/15/2007	1,000,201
1,265,644	Banc of America Mortgage Securities, Inc.	4.804	9/25/2035	1,254,705
1,500,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡	5.470	5/15/2007	1,500,000
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	4.487	2/11/2041	973,429
355,348	Citigroup Commercial Mortgage Trust †	5.390	5/15/2007	355,346
117,409	Commercial Mortgage Pass-Through Certificates †	5.420	5/15/2007	117,415
1,000,000	Commercial Mortgage Pass-Through Certificates †~	5.450	5/15/2007	999,994
1,500,000	Credit Suisse Mortgage Capital Certificates †~	5.490	5/15/2007	1,499,991
1,500,000	Crown Castle International Corporation ±	5.245	11/15/2036	1,499,624
1,000,000	First Union National Bank Commercial Mortgage Trust	7.390	12/15/2031	1,040,673
1,500,000	GS Mortgage Securities Corporation	5.560	11/10/2039	1,519,734
825,017	HomeBanc Mortgage Trust	6.014	4/25/2037	836,687
829,899	J.P. Morgan Alternative Loan Trust	5.796	3/25/2036	839,474
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	977,625
1,149,222	Merrill Lynch Mortgage Investors, Inc.	4.876	6/25/2035	1,144,577
1,250,000	Merrill Lynch Mortgage Trust ‡	4.099	11/15/2010	1,240,636
1,000,000	Merrill Lynch Mortgage Trust ‡	5.441	1/12/2044	997,559
1,245,807	Morgan Stanley Capital I, Inc. ±	6.210	11/15/2031	1,254,683
958,508	National Collegiate Student Loan Trust ±†	5.390	5/25/2007	958,882
901,532	Thornburg Mortgage Securities Trust †	5.410	5/25/2007	899,556
915,697	Thornburg Mortgage Securities Trust †	5.430	5/25/2007	915,055
1,000,000	Wachovia Bank Commercial Mortgage Trust †	5.440	5/15/2007	999,995
808,643	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	784,830
723,363	Zuni Mortgage Loan Trust †	5.450	5/25/2007	722,694

	Total Commercial Mortgage-Backed Securities			24,950,078

Communications Services (1.4%)
100,000	AT&T Corporation ±	8.000	11/15/2031	125,302
500,000	British Telecom plc	8.625	12/15/2010	557,741
80,000	British Telecom plc	9.125	12/15/2030	111,549
330,000	Comcast Corporation	5.875	2/15/2018	332,983
230,000	Cox Communications, Inc.	5.450	12/15/2014	227,621
140,000	New Cingular Wireless Services, Inc. ‡	8.750	3/1/2031	183,184
125,000	News America, Inc.	6.400	12/15/2035	125,974
570,000	Nextel Communications, Inc.	7.375	8/1/2015	589,651
375,000	Nextel Partners, Inc. ±	8.125	7/1/2011	391,285
445,000	Rogers Cable, Inc.	5.500	3/15/2014	440,550
280,000	Rogers Cable, Inc.	6.750	3/15/2015	294,700
40,000	Rogers Cable, Inc.	8.750	5/1/2032	50,200
350,000	Telecom Italia Capital SA	5.250	11/15/2013	342,805
200,000	Time Warner Cable, Inc.	5.400	7/2/2012	200,555
200,000	Time Warner Cable, Inc.	5.850	5/1/2017	201,202
75,000	Time Warner Cable, Inc.	6.550	5/1/2037	75,849

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.3%)	Rate	Date	Value

Communications Services — continued
$245,000	Verizon Communications, Inc.	5.550%	2/15/2016	$245,652
150,000	Verizon Communications, Inc.	5.500	4/1/2017	149,313

	Total Communications Services			4,646,116

Consumer Cyclical (0.4%)
375,000	Ford Motor Credit Company	6.625	6/16/2008	374,786
275,000	JC Penney Corporation, Inc.	5.750	2/15/2018	274,368
315,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	317,232
230,000	Walmart Stores, Inc.	5.875	4/5/2027	231,738
155,000	Walt Disney Company *	5.625	9/15/2016	158,326

	Total Consumer Cyclical			1,356,450

Consumer Non-Cyclical (0.4%)
425,000	Abbott Laboratories ‡	5.600	5/15/2011	433,425
230,000	Baxter International, Inc. ±	5.900	9/1/2016	237,640
170,000	Procter & Gamble Company	5.550	3/5/2037	167,547
325,000	Wyeth ±	6.950	3/15/2011	345,687
100,000	Wyeth	5.950	4/1/2037	99,992

	Total Consumer Non-Cyclical			1,284,291

Energy (0.1%)
300,000	Canadian Natural Resources, Ltd.	5.700	5/15/2017	300,902

	Total Energy			300,902

Financials (3.8%)
230,000	American International Group, Inc.	6.250	3/15/2037	228,930
25,000	BAC Capital Trust XI ‡	6.625	5/23/2036	26,796
300,000	BAC Capital Trust XIV	5.630	3/15/2012	301,166
110,000	Capital One Capital III	7.686	8/15/2036	118,832
375,000	Corestates Capital Trust I	8.000	12/15/2026	389,965
200,000	General Electric Capital Corporation	5.720	8/22/2011	201,497
555,000	General Electric Capital Corporation	4.375	3/3/2012	539,253
630,000	General Motors Acceptance Corporation	6.875	9/15/2011	632,117
500,000	General Motors Acceptance Corporation, LLC	6.000	12/15/2011	486,848
450,000	Goldman Sachs Group, Inc.	5.125	1/15/2015	439,957
165,000	HSBC Holdings plc	6.500	5/2/2036	176,749
390,000	International Lease Finance Corporation	5.750	6/15/2011	400,258
375,000	iStar Financial, Inc.	5.850	3/15/2017	374,128
300,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	310,320
500,000	KeyCorp ±	4.700	5/21/2009	496,394
200,000	Liberty Property, LP	5.500	12/15/2016	198,989
250,000	Lincoln National Corporation	7.000	5/17/2016	264,026
185,000	Merrill Lynch & Company, Inc. ‡	6.050	5/16/2016	190,697
215,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	219,588
210,000	Morgan Stanley	6.250	8/9/2026	217,116

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.3%)	Rate	Date	Value

Financials — continued
$525,000	ProLogis ±	5.500%	4/1/2012	$530,870
375,000	Prudential Financial, Inc. ±	5.500	3/15/2016	375,917
100,000	Prudential Financial, Inc.	5.700	12/14/2036	96,262
550,000	RBS Capital Trust I	5.512	9/30/2014	541,836
660,000	Residential Capital Corporation ±†	6.457	7/17/2007	658,854
380,000	Residential Capital Corporation	6.000	2/22/2011	375,665
435,000	Residential Capital Corporation ±	6.500	4/17/2013	434,770
445,000	Resona Bank, Ltd.	5.850	4/15/2016	442,846
500,000	Simon Property Group, LP ±	4.600	6/15/2010	491,868
275,000	Simon Property Group, LP	5.375	6/1/2011	276,863
425,000	SLM Corporation	5.400	10/25/2011	407,731
335,000	Student Loan Marketing Corporation	4.500	7/26/2010	319,518
275,000	Swiss RE Capital I, LP	6.854	5/25/2016	287,115
285,000	Wachovia Bank NA *	4.875	2/1/2015	276,121
495,000	Wachovia Capital Trust III	5.800	3/15/2011	502,376
210,000	Washington Mutual Bank FA	5.125	1/15/2015	202,252
55,000	Washington Mutual Preferred Funding *	6.665	12/15/2016	54,824
220,000	Willis North America, Inc.	6.200	3/28/2017	220,791
235,000	Woori Bank §	6.208	5/2/2037	234,993

	Total Financials			12,945,098

Mortgage-Backed Securities (11.2%)
23,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through § ~	5.500	5/1/2037	23,235,621
14,375,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2037	14,482,812

	Total Mortgage-Backed Securities			37,718,433

Technology (0.2%)
750,000	Deluxe Corporation	3.500	10/1/2007	735,000

	Total Technology			735,000

Transportation (0.7%)
175,000	Burlington Northern Santa Fe Corporation	7.000	12/15/2025	190,115
350,000	Continental Airlines, Inc.	5.983	4/19/2022	348,250
360,391	FedEx Corporation	6.720	1/15/2022	388,765
200,000	Norfolk Southern Corporation	5.640	5/17/2029	187,305
850,000	Northwest Airlines, Inc. ± =	6.841	4/1/2011	850,000
450,000	Union Pacific Corporation	6.125	1/15/2012	464,872

	Total Transportation			2,429,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.3%)	Rate	Date	Value

U.S. Government (5.2%)
$750,000	Federal Home Loan Bank *	5.625%	6/13/2016	$772,593
375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	361,680
90,000	U.S. Treasury Bonds *	4.500	2/15/2036	85,345
7,500,000	U.S. Treasury Notes *	4.875	2/15/2012	7,622,168
1,380,000	U.S. Treasury Notes *	4.625	2/29/2012	1,386,253
450,000	U.S. Treasury Notes *	4.250	8/15/2013	443,390
320,000	U.S. Treasury Notes *	4.000	2/15/2015	307,600
2,965,000	U.S. Treasury Notes *‡	4.125	5/15/2015	2,870,838
200,000	U.S. Treasury Notes *	4.875	8/15/2016	203,672
315,000	U.S. Treasury Notes *	4.625	11/15/2016	314,803
3,238,200	U.S. Treasury Notes, TIPS	2.000	7/15/2014	3,210,876

	Total U.S. Government			17,579,218

Utilities (0.7%)
270,000	Cincinnati Gas & Electric Company	5.700	9/15/2012	275,145
245,000	Cleveland Electric Illuminating Company	5.700	4/1/2017	244,436
220,000	Commonwealth Edison Company	5.400	12/15/2011	217,199
300,000	Exelon Corporation	6.750	5/1/2011	313,764
518,230	Power Receivables Finance, LLC	6.290	1/1/2012	523,257
235,000	Progress Energy, Inc.	7.000	10/30/2031	262,873
230,000	PSI Energy, Inc. ±	5.000	9/15/2013	224,118
250,000	Southern California Gas Company	5.750	11/15/2035	248,467
195,000	Virginia Electric & Power Company	6.000	1/15/2036	197,283

	Total Utilities			2,506,542

	Total Long-Term Fixed Income (cost $128,761,596)			129,324,745

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

20	Put on S&P 500 Mini Futures	$1,470	6/18/2007	$18,800
60	Call on U.S. Treasury Bond Futures	109	6/22/2007	23,438

	Total Options Purchased (cost $40,793)			42,238

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.7%)	Rate (+)	Date	Value

53,047,291	Thrivent Financial Securities Lending Trust	5.330%	N/A	$53,047,291

	Total Collateral Held for Securities Loaned
	(cost $53,047,291)			53,047,291

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

			Interest		Maturity
Shares	Short-Term Investments (4.2%)		Rate (+)		Date	Value

14,344,197	Thrivent Money Market Fund		5.030%		N/A	$14,344,197

		Total Short-Term Investments (at amortized cost)				14,344,197

		Total Investments (cost $385,842,247) 126.2%				$426,002,763

		Other Assets and Liabilities, Net (26.2%)				(88,378,439)

		Total Net Assets 100.0%				$337,624,324

		Number of		Notional
		Contracts	Expiration	Principal		Unrealized
Futures		Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures		(40)	June 2007	($4,226,128)	($4,233,125)	($6,997)
10-Yr. U.S. Treasury Bond Futures		(80)	June 2007	(8,665,069)	(8,666,251)	(1,182)
20-Yr. U.S. Treasury Bond Futures		35	June 2007		3,911,250	5,762
Euro-Bund Futures		(7)	June 2007		(800,665)	(6,042)

		Number of	Exercise	Expiration		Unrealized
Call Options Written		Contracts	Price		Value	Gain/(Loss)

Federal National Mortgage Association		5	$98.92	May 2007	($2,420)	$7,736
Conventional 30-Yr Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Balanced Fund
Schedule of Investments as of April 30, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Dow Jones CDX North America	N/A	N/A	Buy	December 2011	($800,000)	($2,928)
Investment Grade Index Series 7,
at 3.25% Credit Default Swap

Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	3,500,000	—
Total Rate of Return Swap	CMBS Aaa 8.5+	Less 0.45%
Effective May 1, 2007	Yr Index

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2007, $1,355,539 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $23,612,992 and $4,658,634 of investments were earmarked as collateral to cover open financial futures and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

= In bankruptcy.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets. TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$44,234,539
Gross unrealized depreciation	(4,074,023)

Net unrealized appreciation (depreciation)	$40,160,516
Cost for federal income tax purposes	$385,842,247

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Asset-Backed Securities (1.7%)
$11,000,000	Dow Jones CDX North America High Yield Index *	7.625%	6/29/2012	$10,951,604

	Total Asset-Backed Securities			10,951,604

Basic Materials (10.6%)
1,600,000	AK Steel Corporation	7.750	6/15/2012	1,652,000
1,610,000	Aleris International, Inc. ±	9.000	12/15/2014	1,708,612
2,070,000	Aleris International, Inc.	10.000	12/15/2016	2,160,562
1,310,000	Appleton Papers, Inc. ±	8.125	6/15/2011	1,360,762
2,820,000	Arch Western Finance, LLC	6.750	7/1/2013	2,798,850
1,750,000	Buckeye Technologies, Inc.	8.000	10/15/2010	1,752,188
2,830,000	Chaparral Steel Company	10.000	7/15/2013	3,166,062
2,580,000	Domtar, Inc. *	7.125	8/1/2015	2,628,375
2,410,000	Drummond Company, Inc.	7.375	2/15/2016	2,313,600
1,800,000	Equistar Chemicals, LP	10.625	5/1/2011	1,899,000
3,180,000	FMG Finance, Pty. Ltd. *	10.625	9/1/2016	3,720,600
3,270,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	3,576,562
860,000	General Cable Corporation	7.125	4/1/2017	872,900
1,640,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,730,200
800,000	Georgia-Pacific Corporation	7.000	1/15/2015	804,000
2,010,000	Georgia-Pacific Corporation	7.125	1/15/2017	2,020,050
3,920,000	Graphic Packaging International Corporation *	9.500	8/15/2013	4,194,400
3,190,000	Griffin Coal Mining Company, Pty. Ltd.	9.500	12/1/2016	3,413,300
2,620,000	Huntsman International, LLC	7.875	11/13/2014	2,737,900
1,400,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,415,750
2,590,000	Lyondell Chemical Company	10.500	6/1/2013	2,839,288
4,240,000	Lyondell Chemical Company	8.250	9/15/2016	4,536,800
1,720,000	Mosaic Global Holdings, Inc., Convertible	7.375	12/1/2014	1,788,800
2,150,000	PNA Group, Inc.	10.750	9/1/2016	2,365,000
860,000	PNA Intermediate Holdings Corporation †	12.360	5/15/2007	885,800
1,567,000	Rockwood Specialties, Inc.	10.625	5/15/2011	1,653,185
2,830,000	Ryerson, Inc.	8.250	12/15/2011	2,879,525
2,050,000	Smurfit-Stone Container Enterprises, Inc.	8.000	3/15/2017	2,039,750
1,460,000	Southern Copper Corporation	7.500	7/27/2035	1,618,166
3,200,000	Terra Capital, Inc.	7.000	2/1/2017	3,136,000

	Total Basic Materials			69,667,987

Capital Goods (8.9%)
2,390,000	Ahern Rentals, Inc. ‡	9.250	8/15/2013	2,491,575
3,610,000	Allied Waste North America, Inc. *	7.875	4/15/2013	3,772,450
1,420,000	Ashtead Capital, Inc.	9.000	8/15/2016	1,526,500
2,400,000	Ball Corporation *	6.625	3/15/2018	2,406,000
2,420,000	Berry Plastics Holding Corporation	8.875	9/15/2014	2,492,600
740,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	816,775
740,000	Browning-Ferris Industries, Inc.	7.400	9/15/2035	712,250
1,800,000	Case New Holland, Inc.	9.250	8/1/2011	1,892,250
2,000,000	Case New Holland, Inc.	7.125	3/1/2014	2,100,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Capital Goods — continued
$2,020,000	Crown Americas, Inc. *	7.625%	11/15/2013	$2,100,800
2,020,000	Crown Americas, Inc. *	7.750	11/15/2015	2,136,150
2,600,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	2,730,000
2,150,000	Fastentech, Inc. *	11.500	5/1/2011	2,281,688
1,825,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	1,888,875
810,000	K&F Acquisition, Inc.	7.750	11/15/2014	866,700
850,000	Legrand SA *	8.500	2/15/2025	998,750
1,015,000	Mueller Group, Inc.	10.000	5/1/2012	1,096,200
2,379,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	2,224,365
1,760,000	Norcraft Companies, LP/Norcraft
	Finance Corporation	9.000	11/1/2011	1,834,800
1,723,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	1,757,460
1,230,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,297,650
2,320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	2,378,000
3,340,000	Plastipak Holdings, Inc.	8.500	12/15/2015	3,573,800
2,810,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	3,006,700
820,000	RBS Global, Inc./Rexnord Corporation *	11.750	8/1/2016	910,200
1,610,000	Rental Services Corporation	9.500	12/1/2014	1,710,625
1,400,000	TransDigm, Inc.	7.750	7/15/2014	1,452,500
2,250,000	United Rentals North America, Inc.	6.500	2/15/2012	2,272,500
3,200,000	United Rentals North America, Inc. *	7.000	2/15/2014	3,264,000

	Total Capital Goods			57,992,163

Communications Services (16.6%)
333,000	American Cellular Corporation	10.000	8/1/2011	351,731
2,920,000	American Tower Corporation	7.125	10/15/2012	3,029,500
1,700,000	American Towers, Inc. *	7.250	12/1/2011	1,768,000
2,160,000	Block Communications, Inc.	8.250	12/15/2015	2,214,222
1,820,027	CCH I, LLC	11.000	10/1/2015	1,933,779
2,200,000	CCH II LLC/ CCH II Capital Corporation *	10.250	10/1/2013	2,417,250
2,430,000	Centennial Communications Corporation *	8.125	2/1/2014	2,518,088
2,290,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	2,401,638
3,240,000	Citizens Communications Company	9.250	5/15/2011	3,608,550
1,270,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,382,712
3,230,000	Dobson Cellular Systems	9.875	11/1/2012	3,528,775
2,420,000	Idearc, Inc.	8.000	11/15/2016	2,522,850
1,720,000	Intelsat Bermuda, Ltd. †	8.872	7/15/2007	1,758,700
1,210,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,331,000
4,320,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	4,930,200
3,200,000	Intelsat Intermediate, Inc. *>	Zero Coupon	2/1/2010	2,688,000
2,400,000	Intelsat Subsidiary Holding Company, Ltd. *	8.625	1/15/2015	2,565,000
1,620,000	Lamar Media Corporation	6.625	8/15/2015	1,607,850
4,020,000	Level 3 Financing, Inc. *	9.250	11/1/2014	4,175,775
1,730,000	Level 3 Financing, Inc.	8.750	2/15/2017	1,760,275
4,220,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	4,504,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Communications Services — continued
$4,120,000	Morris Publishing Group, LLC	7.000%	8/1/2013	$3,914,000
4,010,000	NTL Cable plc	9.125	8/15/2016	4,280,675
2,390,000	PRIMEDIA, Inc. †	10.735	5/15/2007	2,470,662
1,220,000	Qwest Communications International, Inc.	7.500	2/15/2014	1,259,650
820,000	Qwest Corporation †	8.605	6/15/2007	896,875
6,570,000	Qwest Corporation	7.875	9/1/2011	6,997,050
1,230,000	Qwest Corporation	7.625	6/15/2015	1,314,562
8,890,000	R.H. Donnelley Corporation	6.875	1/15/2013	8,812,213
2,460,000	R.H. Donnelley Corporation	8.875	1/15/2016	2,669,100
4,330,000	Readers Digest Association, Inc.	9.000	2/15/2017	4,243,400
1,620,000	Rural Cellular Corporation *	9.750	1/15/2010	1,672,650
1,615,000	Rural Cellular Corporation	9.875	2/1/2010	1,707,862
3,220,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	3,461,500
4,330,000	Umbrella Acquisition *	9.750	3/15/2015	4,346,238
4,000,000	Videotron Ltee	6.875	1/15/2014	4,050,000
400,000	Windstream Corporation	8.125	8/1/2013	434,000
1,280,000	Windstream Corporation	8.625	8/1/2016	1,404,800
1,600,000	Windstream Corporation	7.000	3/15/2019	1,608,000

	Total Communications Services			108,541,982

Consumer Cyclical (21.0%)
1,470,000	Allied Security Escrow Corporation	11.375	7/15/2011	1,492,050
3,520,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	3,687,200
3,250,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	3,262,188
2,220,000	Beazer Homes USA, Inc. *	8.125	6/15/2016	2,197,800
3,410,000	Bon-Ton Stores, Inc. *	10.250	3/15/2014	3,691,325
990,000	Boyd Gaming Corporation	7.125	2/1/2016	987,525
3,080,000	Buffalo Thunder Development Authority	9.375	12/15/2014	3,164,700
2,430,000	Buffets, Inc. *	12.500	11/1/2014	2,551,500
2,510,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,497,450
3,120,000	Burlington Coat Factory Warehouse Corporation *	11.125	4/15/2014	3,322,800
2,680,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation *	10.125	3/1/2012	2,814,000
1,610,000	Dollarama Group, LP †	11.120	6/15/2007	1,632,138
4,650,000	Dollarama Group, LP *	8.875	8/15/2012	4,888,312
2,960,000	Ford Motor Credit Company †	9.806	7/16/2007	3,163,627
1,000,000	Ford Motor Credit Company	9.750	9/15/2010	1,058,174
2,020,000	Ford Motor Credit Company *	7.000	10/1/2013	1,910,100
4,030,000	Ford Motor Credit Company *	8.000	12/15/2016	3,941,235
3,680,000	Gaylord Entertainment Company	6.750	11/15/2014	3,652,400
5,830,000	General Motors Corporation *	8.250	7/15/2023	5,276,150
4,460,000	Group 1 Automotive, Inc. *	8.250	8/15/2013	4,616,100
2,820,000	Hanesbrands, Inc. †	8.735	6/15/2007	2,897,550
3,190,000	Harrah’s Operating Company, Inc. *	6.500	6/1/2016	2,847,075
2,410,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	2,558,403
3,090,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	2,966,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Consumer Cyclical — continued
$2,930,000	KB Home	6.250%	6/15/2015	$2,724,900
2,940,000	Majestic Star Casino, LLC	9.500	10/15/2010	3,094,350
6,030,000	MGM MIRAGE *	5.875	2/27/2014	5,660,662
3,450,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	3,450,000
2,320,000	NCL Corporation	10.625	7/15/2014	2,308,400
1,250,000	Norcraft Holdings, LP/Norcraft
	Capital Corporation >	Zero Coupon	9/1/2008	1,137,500
2,200,000	Perry Ellis International, Inc. *	8.875	9/15/2013	2,277,000
2,700,000	Pokagon Gaming Authority	10.375	6/15/2014	3,024,000
3,520,000	Poster Financial Group, Inc. *	8.750	12/1/2011	3,660,800
2,160,000	Realogy Corporation *	10.500	4/15/2014	2,162,700
1,740,000	Realogy Corporation *	12.375	4/15/2015	1,740,000
2,480,000	Rite Aid Corporation *	8.625	3/1/2015	2,418,000
3,090,000	Sally Holdings, LLC *	10.500	11/15/2016	3,213,600
2,700,000	Seminole Hard Rock Entertainment †	7.848	6/15/2007	2,767,500
1,600,000	Service Corporation International	6.750	4/1/2015	1,616,000
2,430,000	Six Flags, Inc. *	9.625	6/1/2014	2,351,025
5,290,000	Station Casinos, Inc.	6.875	3/1/2016	4,972,600
4,870,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	5,174,375
2,230,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	2,274,600
1,610,000	United Auto Group, Inc.	7.750	12/15/2016	1,634,150
3,195,000	Universal City Florida Holding Company I/II †	10.110	5/1/2007	3,278,869
2,830,000	Warnaco, Inc.	8.875	6/15/2013	3,010,412
2,905,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	2,207,800

	Total Consumer Cyclical			137,235,445

Consumer Non-Cyclical (7.8%)
3,380,000	Constellation Brands, Inc.	7.250	9/1/2016	3,439,150
1,800,000	Coventry Health Care, Inc.	6.125	1/15/2015	1,824,361
1,610,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	1,601,950
1,620,000	Elan Finance plc/Elan Finance Corporation †	9.360	5/15/2007	1,644,300
2,400,000	HCA, Inc.	6.750	7/15/2013	2,247,000
4,420,000	HCA, Inc.	9.250	11/15/2016	4,817,800
2,120,000	IASIS Healthcare, LLC (IASIS Capital Corporation) *	8.750	6/15/2014	2,196,850
2,830,000	Jarden Corporation	7.500	5/1/2017	2,897,212
3,940,000	Jostens Holding Corporation *>	Zero Coupon	12/1/2008	3,664,200
3,050,000	Michael Foods, Inc.	8.000	11/15/2013	3,141,500
2,020,000	Smithfield Foods, Inc.	8.000	10/15/2009	2,113,425
2,015,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	2,075,450
2,590,000	Sun Healthcare Group, Inc.	9.125	4/15/2015	2,693,600
2,020,000	SUPERVALU, Inc.	7.500	11/15/2014	2,110,900
3,440,000	Triad Hospitals, Inc.	7.000	5/15/2012	3,577,600
2,010,000	Triad Hospitals, Inc.	7.000	11/15/2013	2,100,450
1,640,000	US Oncology, Inc. *	9.000	8/15/2012	1,746,600
2,810,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	2,911,862

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$3,240,000	Ventas Realty, LP/Ventas Capital Corporation	6.500%	6/1/2016	$3,276,450
1,111,000	Warner Chilcott Corporation	8.750	2/1/2015	1,180,438

	Total Consumer Non-Cyclical			51,261,098

Energy (4.8%)
2,390,000	CHC Helicopter Corporation	7.375	5/1/2014	2,336,225
1,460,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,461,825
2,550,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,530,875
860,000	Compagnie Generale de Geophysique-Veritas	7.750	5/15/2017	909,450
2,820,000	Denbury Resources, Inc. *	7.500	12/15/2015	2,869,350
2,610,000	Energy Partners, Ltd.	9.750	4/15/2014	2,655,675
2,010,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	1,934,625
1,332,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,395,936
1,720,000	Mariner Energy, Inc.	8.000	5/15/2017	1,730,750
3,365,000	Ocean Rig Norway AS	8.375	7/1/2013	3,566,900
3,210,000	OPTI Canada, Inc.	8.250	12/15/2014	3,394,575
2,390,000	PetroHawk Energy Corporation *	9.125	7/15/2013	2,560,288
860,000	Pioneer Natural Resources Company *	6.650	3/15/2017	842,900
2,700,000	Western Oil Sands, Inc.	8.375	5/1/2012	3,010,500

	Total Energy			31,199,874

Financials (3.7%)
1,620,000	ACE Cash Express, Inc.	10.250	10/1/2014	1,672,650
1,830,000	FTI Consulting, Inc.	7.625	6/15/2013	1,889,475
7,930,000	General Motors Acceptance Corporation	6.875	9/15/2011	7,956,653
1,300,000	Goldman Sachs Group, Inc., Convertible	1.000	3/7/2012	1,325,480
1,300,000	Goldman Sachs Group, Inc., Convertible	1.000	3/28/2014	1,249,183
1,300,000	Lehman Brothers Holdings, Inc., Convertible	1.000	3/29/2014	1,246,050
5,070,000	Leucadia National Corporation	7.125	3/15/2017	5,044,650
1,300	Morgan Stanley Dean Witter & Company, Convertible ¿	20.250	8/27/2007	1,315,340
1,300,000	Petroplus Finance, Ltd. §	7.000	5/1/2017	1,311,375
1,210,000	Wells Fargo & Company, Convertible *†	5.110	5/1/2007	1,207,181

	Total Financials			24,218,037

Technology (4.5%)
2,440,000	Avago Technologies Finance Pte †	10.860	6/1/2007	2,549,800
1,590,000	Avago Technologies Finance Pte	10.125	12/1/2013	1,737,075
1,285,000	Electronic Data Systems Corporation, Convertible *	3.875	7/15/2023	1,336,400
2,610,000	Freescale Semiconductor, Inc.	8.875	12/15/2014	2,613,262
1,710,000	Nortel Networks, Ltd. †	9.606	7/15/2007	1,829,700
1,210,000	NXP BV/NXP Funding, LLC †	8.105	7/15/2007	1,249,325
3,630,000	NXP BV/NXP Funding, LLC	9.500	10/15/2015	3,811,500
5,240,000	Seagate Technology HDD Holdings	6.800	10/1/2016	5,194,150
1,600,000	SunGard Data Systems, Inc.	10.250	8/15/2015	1,760,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (92.0%)	Rate	Date	Value

Technology — continued
$1,123,992	UGS Capital Corporation II †	10.348%	6/1/2007	$1,157,712
3,750,000	UGS Corporation	10.000	6/1/2012	4,087,500
2,010,000	Unisys Corporation *	6.875	3/15/2010	2,020,050

	Total Technology			29,346,474

Transportation (3.4%)
1,730,000	Continental Airlines, Inc.	7.339	4/19/2014	1,747,300
2,564,085	Continental Airlines, Inc.	7.875	7/2/2018	2,666,649
2,010,000	Delta Air Lines, Inc. =	7.920	11/18/2010	2,062,762
1,660,000	Hertz Corporation	8.875	1/1/2014	1,788,650
2,770,000	Hertz Corporation *	10.500	1/1/2016	3,157,800
949,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	894,432
1,813,000	Horizon Lines, LLC	9.000	11/1/2012	1,908,182
2,420,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	2,462,350
2,820,000	Navios Maritime Holdings, Inc. *	9.500	12/15/2014	2,968,050
2,750,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	2,991,890

	Total Transportation			22,648,065

Utilities (9.0%)
1,300,000	AES Corporation ‡	8.875	2/15/2011	1,404,000
3,230,000	AES Corporation ‡	8.750	5/15/2013	3,443,988
2,210,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,357,042
1,360,000	Consumers Energy Company	6.300	2/1/2012	1,378,700
2,130,000	Copano Energy, LLC	8.125	3/1/2016	2,220,525
2,020,000	Dynegy Holdings, Inc. *	6.875	4/1/2011	2,035,150
2,020,000	Dynegy Holdings, Inc.	8.375	5/1/2016	2,128,575
1,670,000	Edison Mission Energy	7.500	6/15/2013	1,736,800
1,870,000	Edison Mission Energy	7.750	6/15/2016	1,968,175
3,250,000	El Paso Production Holding Company	7.750	6/1/2013	3,421,655
1,650,000	Midwest Generation, LLC	8.750	5/1/2034	1,823,250
1,420,000	Mirant North America, LLC	7.375	12/31/2013	1,501,650
3,130,000	Mission Energy Holding Company	13.500	7/15/2008	3,419,525
6,280,000	NRG Energy, Inc.	7.375	2/1/2016	6,523,350
1,470,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	1,530,887
2,025,000	Reliant Energy Resources Corporation	6.750	12/15/2014	2,121,188
3,680,000	SemGroup, LP	8.750	11/15/2015	3,799,600
3,130,000	Southern Natural Gas Company *	7.350	2/15/2031	3,517,688
1,910,000	Southern Star Central Corporation	6.750	3/1/2016	1,919,550
6,010,000	Williams Companies, Inc. *	8.125	3/15/2012	6,550,900
1,830,000	Williams Companies, Inc.	8.750	3/15/2032	2,129,662
1,810,000	Williams Partners, LP	7.250	2/1/2017	1,914,075

	Total Utilities			58,845,935

	Total Long-Term Fixed Income (cost $582,889,636)			601,908,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares	Preferred Stock (0.7%)			Value

65,000	Chevy Chase Preferred Capital Corporation, Convertible			$3,457,350
3,720	NRG Energy, Inc., Convertible #			1,304,790

	Total Preferred Stock (cost $4,183,750)			4,762,140

Shares	Common Stock (<0.1%)			Value

15	Pliant Corporation #^			$0
36,330	TVMAX Holdings, Inc. #			3,633
4,540	XO Communications, Inc., Stock Warrants #			1,362
6,054	XO Communications, Inc., Stock Warrants #			5,570
4,540	XO Communications, Inc., Stock Warrants #			2,633
3,026	XO Holdings, Inc., Stock Warrants #*			15,584

	Total Common Stock (cost $2,344,578)			28,782

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.4%)	Rate (+)	Date	Value

107,676,938	Thrivent Financial Securities Lending Trust	5.330%	N/A	$107,676,938

	Total Collateral Held for Securities Loaned
	(cost $107,676,938)			107,676,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

High Yield Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.7%)	Rate (+)	Date	Value

$2,000,000	Barton Capital Corporation	5.260%	5/9/2007	$1,997,662
500,000	Federal National Mortgage Association	5.080	7/16/2007	494,627
2,000,000	Los Angeles County Metropolitan Transportation
	Authority Revenue Bonds	5.265	5/17/2007	1,995,320
32,640,523	Thrivent Money Market Fund	5.030	N/A	32,640,523

	Total Short-Term Investments (at amortized cost)			37,128,132

	Total Investments (cost $734,223,034) 114.8%			$751,504,656

	Other Assets and Liabilities, Net (14.8%)			(96,894,750)

	Total Net Assets 100.0%			$654,609,906

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2007, $6,273,313 was earmarked as collateral to cover the unfunded loan commitment. The unfunded loan commitment is discussed in item 2(U) of the Notes to Financial Statements.

= In bankruptcy.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$21,763,924
Gross unrealized depreciation	(4,482,302)

Net unrealized appreciation (depreciation)	$17,281,622
Cost for federal income tax purposes	$734,223,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Alabama (0.1%)
$1,000,000	Alabama 21st Century Authority Tobacco
	Settlement Revenue Bonds	5.750%	12/1/2020	$1,047,940

	Total Alabama			1,047,940

Alaska (0.8%)
3,155,000	Alaska Energy Authority Power Revenue Refunding
	Bonds (Bradley Lake) (Series 5) (FSA Insured)	5.000	7/1/2021	3,241,226
2,870,000	Northern Tobacco Securitization Corporation,
	Alaska Tobacco Settlement Asset Backed Revenue
	Bonds (Series A) ÷	6.200	6/1/2022	3,008,764
2,000,000	Northern Tobacco Securitization Corporation,
	Alaska Tobacco Settlement Asset Backed Revenue
	Bonds (Series A)	5.000	6/1/2032	1,999,780
950,000	Valdez, Alaska Marine Terminal Revenue Bonds	3.980	10/1/2025	950,000
580,000	Valdez, Alaska Marine Terminal Revenue Bonds	3.980	12/1/2029	580,000

	Total Alaska			9,779,770

Arizona (1.0%)
975,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2011	1,019,158
1,020,000	Arizona Health Facilities Authority Revenue Bonds
	(Arizona Healthcare Pooled Financing) (FGIC Insured)	5.000	6/1/2012	1,071,683
1,000,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2017	1,057,620
1,200,000	Arizona Health Facilities Authority Revenue Bonds
	(Blood Systems, Inc.)	5.000	4/1/2018	1,244,628
2,500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds	5.000	5/15/2031	2,646,700
500,000	Glendale, Arizona Industrial Development Authority
	Revenue Bonds (Midwestern University) (Series A) ÷	5.750	5/15/2021	541,600
2,000,000	Phoenix, Arizona Industrial Development Authority
	Government Office Lease Revenue Bonds
	(Capital Mall Project) (AMBAC Insured) ÷	5.375	9/15/2020	2,106,980
10,000	Phoenix, Arizona Industrial Development Authority
	Single Family Mortgage Revenue Bonds (Series 1A)
	(GNMA/FNMA/FHLMC Insured)	5.875	6/1/2016	10,008
1,285,000	Pima County, Arizona Industrial Development
	Authority Multifamily Bonds (La Hacienda Project)
	(GNMA/FHA Insured) ÷	7.000	12/20/2031	1,382,018
500,000	Yavapai County, Arizona Hospital Revenue Bonds
	(Yavapai Regional Medical Center) (Series A)	6.000	8/1/2033	535,620

	Total Arizona			11,616,015

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Arkansas (1.0%)
$460,000	Arkansas Housing Development Agency Single
	Family Mortgage Revenue Bonds (FHA Insured) ÷	8.375%	7/1/2010	$490,659
2,400,000	Arkansas State Community Water System Public
	Water Authority Revenue Bonds (Series B)
	(MBIA Insured)	5.000	10/1/2023	2,514,456
5,000,000	Arkansas State Development Finance Authority
	Revenue Bonds (Series B) (FSA insured)	5.000	11/1/2025	5,338,500
3,000,000	Jonesboro, Arkansas Residential Housing and Health
	Care Facilities Revenue Bonds (St. Bernards Regional
	Medical Center) (AMBAC Insured)	5.800	7/1/2011	3,040,050
875,000	Pope County, Arkansas Pollution Control Revenue
	Bonds (Arkansas Power and Light Company Project)
	(FSA Insured)	6.300	12/1/2016	876,829

	Total Arkansas			12,260,494

California (10.1%)
3,950,000	Anaheim, California Public Financing Authority
	Lease Revenue Bonds (Public Improvements Project)
	(Series A) (FSA Insured)	6.000	9/1/2024	4,768,164
5,000,000	California Infrastructure & Economic Bank Revenue
	Bonds (Bay Area Toll Bridges) (1st Lien-A) ÷	5.000	7/1/2025	5,592,600
80,000	California Rural Home Mortgage Finance Authority
	Single Family Mortgage Revenue Bonds (Series D)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.100	6/1/2031	82,098
2,000,000	California State General Obligation Bonds
	(AMBAC Insured)	6.300	9/1/2010	2,167,160
3,000,000	California State Public Works Board Lease Revenue
	Bonds (Department of Corrections State Prison)	7.400	9/1/2010	3,338,370
4,000,000	California State Public Works Board Lease Revenue
	Bonds (UCLA Replacement Hospital) (Series A)
	(FSA Insured)	5.375	10/1/2015	4,323,680
2,000,000	California State Revenue General Obligation Bonds	5.250	11/1/2021	2,140,560
10,000,000	California State Revenue General Obligation Bonds ÷	5.250	4/1/2029	10,779,200
1,000,000	California State Unrefunded Balance General
	Obligation Bonds ÷	5.250	12/1/2019	1,055,930
300,000	California State Unrefunded General Obligation
	Bonds (MBIA Insured)	6.000	8/1/2016	301,683
2,000,000	California State Veterans General Obligation
	Revenue Bonds (FGIC) (Series AT)	9.500	2/1/2010	2,288,040
4,030,000	Contra Costa County, California Home Mortgage
	Revenue Bonds (GNMA Insured) (Escrowed to Maturity) ÷	7.500	5/1/2014	4,905,155
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.050	1/1/2009	5,280,400
5,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.100	1/1/2011	5,537,650
6,000,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150	1/1/2013	6,652,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

California — continued
$7,145,000	Foothill/Eastern Transportation Corridor Agency,
	California Toll Road Revenue Bonds (Series A) ÷	7.150%	1/1/2014	$7,922,305
420,000	Golden West Schools Financing Authority,
	California Revenue Bonds (Series A) (MBIA Insured)	5.800	2/1/2022	503,047
3,000,000	Los Angeles, California Unified School District
	Revenue Bonds	5.000	7/1/2023	3,206,670
5,000,000	Pittsburg, California Redevelopment Agency Tax
	Allocation Bonds (Los Medanos Community
	Development Project) (AMBAC Insured)	Zero Coupon	8/1/2024	2,340,750
4,080,000	Pomona, California Single Family Mortgage
	Revenue Bonds (Series A) (GNMA/FNMA Insured) ÷	7.600	5/1/2023	5,187,475
10,000,000	Sacramento County, California Sanitary District
	Authority Revenue Bonds	5.000	12/1/2036	10,613,800
1,460,000	San Bernardino County, California Single Family
	Mortgage Revenue Bonds (Series A) (GNMA Insured) ÷	7.500	5/1/2023	1,844,257
10,000,000	San Diego Community College District (FSA guaranteed)	5.000	5/1/2030	10,538,500
1,500,000	San Francisco, California Bay Area Rapid Transit
	District Sales Tax Revenue Bonds (AMBAC Insured)	6.750	7/1/2010	1,644,120
15,000,000	San Joaquin Hills Transportation Corridor Agency,
	California Toll Road Revenue Bonds ÷	7.650	1/1/2013	15,694,500
2,760,000	San Jose, California Redevelopment Agency Tax
	Allocation Bonds (Series A) (MBIA Insured)	5.000	8/1/2025	2,912,352

	Total California			121,621,206

Colorado (5.6%)
2,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Bromley East Project) (Series A) ÷	7.250	9/15/2030	2,278,560
570,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2021	594,721
1,280,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Cherry Creek Academy Facility, Inc.)	6.000	4/1/2030	1,329,037
2,825,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (Classical Academy) ÷	7.250	12/1/2030	3,244,936
1,000,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	5.750	6/1/2016	1,076,510
750,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.125	6/1/2021	817,935
6,250,000	Colorado Educational and Cultural Facilities Authority
	Revenue Bonds (University Lab School Project) ÷	6.250	6/1/2031	6,845,438
615,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.250	12/1/2010	644,046
385,000	Colorado Health Facilities Authority Revenue Bonds	6.250	12/1/2010	402,048
3,080,000	Colorado Health Facilities Authority Revenue Bonds ÷	6.800	12/1/2020	3,452,218
1,920,000	Colorado Health Facilities Authority Revenue Bonds	6.800	12/1/2020	2,124,691
1,000,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.500	9/1/2020	1,086,370
500,000	Colorado Health Facilities Authority Revenue Bonds
	(Parkview Medical Center Project)	6.600	9/1/2025	543,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Colorado — continued
$140,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-2) (Subject to ‘AMT’)	7.450%	10/1/2016	$140,465
75,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series A-3)	7.250	4/1/2010	75,292
515,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series B-3)	6.700	8/1/2017	524,332
65,000	Colorado Housing and Finance Authority Revenue Bonds
	(Single Family Program) (Series C-3) (FHA/VA Insured)	7.150	10/1/2030	66,152
40,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series A-3)	7.000	11/1/2016	40,730
670,000	Colorado Housing and Finance Authority Single Family
	Revenue Bonds (Series D-2) (Subject to ‘AMT’)	6.350	11/1/2029	698,455
70,000	Colorado Water Resources and Power Development
	Authority Clean Water Revenue Unrefunded Bonds
	(Series A) (FSA Insured)	6.250	9/1/2013	70,148
3,525,000	Colorado Water Resources and Power Development
	Authority Small Water Resources Revenue Bonds
	(Series A) (FGIC Insured)	5.250	11/1/2021	3,765,511
5,000,000	Denver, Colorado City and County Airport Revenue
	Bonds (Series A)	5.000	11/15/2022	5,302,700
6,000,000	Denver, Colorado City and County Bonds	5.600	10/1/2029	6,559,200
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) ÷	5.250	12/1/2010	204,368
200,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A) ÷	5.250	12/1/2011	204,724
2,000,000	Denver, Colorado Health and Hospital Authority
	Healthcare Revenue Bonds (Series A)
	(ACA/CBI Insured) ÷	6.250	12/1/2016	2,146,680
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2007	1,880,782
1,890,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	6/1/2008	1,815,628
1,885,000	Goldsmith, Colorado Metropolitan District Capital
	Appreciation General Obligation Bonds
	(MBIA Insured)	Zero Coupon	12/1/2008	1,777,687
10,000,000	Jefferson County Colorado School District
	(FSA Guaranteed)	5.000	12/15/2016	10,859,000
3,000,000	Larimer County, Colorado School District #R1 Poudre
	Valley (MBIA/IBC Insured)	7.000	12/15/2016	3,739,680
4,000,000	Northwest Parkway Public Highway Authority,
	Colorado Capital Appreciation Revenue Bonds
	(Series C) (AMBAC Insured) >	Zero Coupon	6/15/2011	3,651,560

	Total Colorado			67,962,689

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Connecticut (0.5%)
$2,000,000	Connecticut State Health and Educational Facilities
	Authority Revenue Bonds (Yale University) (Series W)	5.125%	7/1/2027	$2,056,060
4,000,000	Connecticut State Special Tax Obligation Revenue Bonds
	(Transportation Infrastructure) (Series B)	6.500	10/1/2010	4,343,640

	Total Connecticut			6,399,700

Dist. of Colum. (0.6%)
7,185,000	District of Columbia Tobacco Settlement Financing
	Corporation Revenue Bonds	6.250	5/15/2024	7,645,774

	Total Dist. of Colum.			7,645,774

Florida (1.1%)
378,000	Brevard County, Florida Housing Finance Authority
	Homeowner Mortgage Revenue Bonds (Series B)
	(GNMA Insured)	6.500	9/1/2022	386,135
970,000	Clay County, Florida Housing Finance Authority Single
	Family Mortgage Revenue Bonds (GNMA/FNMA Insured)
	(Subject to ‘AMT’)	6.000	4/1/2029	994,172
400,000	Dade County, Florida Industrial Development Authority
	Exempt Facilities Revenue Bonds (Florida Power
	& Light Company) †	4.110	5/1/2007	400,000
620,000	Florida State Board of Education Capital Outlay
	Unrefunded General Obligation Bonds (MBIA Insured)	9.125	6/1/2014	742,785
1,520,000	Florida State Revenue Bonds (Jacksonville Transportation)	5.000	7/1/2019	1,537,769
2,000,000	Highlands County, Florida Health Facilities Authority
	Revenue Bonds (Adventist Health System/Sunbelt, Inc.)
	(Series A) ÷	6.000	11/15/2031	2,208,160
1,500,000	Jacksonville, Florida Health Facilities Authority Revenue
	Bonds (Series C) ÷	5.750	8/15/2015	1,575,375
1,145,000	Leon County, Florida Educational Facilities Authority
	Certificates of Participation ÷	8.500	9/1/2017	1,580,856
85,000	Manatee County, Florida Housing Finance Authority
	Single Family Mortgage Revenue Bonds (Series 1)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.200	5/1/2028	89,250
2,000,000	Orange County, Florida Health Facilities Authority
	Revenue Bonds (Orlando Regional Healthcare System)
	(Series A) (MBIA Insured)	6.250	10/1/2018	2,382,780
265,000	Orange County, Florida Housing Finance Authority
	Homeowner Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	9/1/2028	270,740
80,000	Palm Beach County, Florida Housing Finance Authority
	Single Family Homeowner Revenue Bonds (Series A-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	5.900	10/1/2027	81,588
1,000,000	South Miami, Florida Health Facilities Authority
	Hospital Revenue Bonds §	5.000	8/15/2032	1,029,930

	Total Florida			13,279,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Georgia (3.1%)
$6,900,000	Bibb County, Georgia Authority Environmental
	Improvement Revenue Bonds	4.850%	12/1/2009	$6,953,475
2,000,000	Brunswick, Georgia Water and Sewer Revenue
	Refunding Bonds (MBIA Insured)	6.000	10/1/2011	2,091,720
1,500,000	Brunswick, Georgia Water and Sewer Revenue
	Refunding Bonds (MBIA Insured)	6.100	10/1/2019	1,765,305
1,560,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (C/O Memorial Medical Center)	5.750	1/1/2029	1,658,140
1,000,000	Chatham County, Georgia Hospital Authority Revenue
	Bonds (Memorial Health University Medical Center)	6.125	1/1/2024	1,067,710
5,000,000	Cherokee County, Georgia Water and Sewer Authority
	Revenue Refunding Bonds (MBIA Insured)	5.500	8/1/2018	5,613,450
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2009	1,046,560
1,000,000	Georgia State General Obligation Bonds (Series B)	6.300	3/1/2010	1,070,520
2,000,000	Georgia State General Obligation Bonds (Series B)	5.650	3/1/2012	2,174,560
3,500,000	Georgia State General Obligation Bonds (Series D)	5.000	8/1/2012	3,721,760
2,500,000	Milledgeville-Balswin County, Georgia Development
	Authority Revenue Bonds	5.500	9/1/2024	2,677,550
5,000,000	Rockdale County, Georgia Water and Sewer Authority
	Revenue Bonds (Series A) (MBIA Insured) ÷	5.500	7/1/2025	5,277,700
1,500,000	Savannah, Georgia Economic Development Authority
	Student Housing Revenue Bonds (State University Project)
	(Series A) (ACA Insured)	6.750	11/15/2020	1,645,575

	Total Georgia			36,764,025

Hawaii (2.3%)
7,330,000	Hawaii State Highway Revenue Bonds	5.500	7/1/2018	8,382,661
5,000,000	Honolulu, Hawaii City & County Board of Water
	Supply Water System Revenue Bonds (Series A)	5.000	7/1/2036	5,266,300
10,000,000	Honolulu, Hawaii City & County Revenue Bonds
	(Series A) (FSA Insured)	5.250	3/1/2027	10,627,500
2,555,000	Honolulu, Hawaii City & County Revenue Bonds
	(Unrefunded Balance) (Series A) (FGIC Insured)	6.250	4/1/2014	2,935,593

	Total Hawaii			27,212,054

Idaho (0.4%)
3,115,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2010	2,771,820
2,000,000	Idaho Falls, Idaho General Obligation Bonds
	(FGIC Insured)	Zero Coupon	4/1/2011	1,708,400

	Total Idaho			4,480,220

Illinois (9.2%)
2,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.250	7/1/2012	2,045,320
1,000,000	Broadview, Illinois Tax Increment Tax Allocation
	Revenue Bonds	5.375	7/1/2015	1,022,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Illinois — continued
$10,000,000	Chicago, Illinois Capital Appreciation City Colleges
	General Obligation Bonds (FGIC Insured)	Zero Coupon	1/1/2024	$4,795,400
3,000,000	Chicago, Illinois Lakefront Millennium Project
	General Obligation Bonds (MBIA Insured) ÷	5.750%	1/1/2029	3,310,140
2,500,000	Chicago, Illinois O’Hare International Airport
	Revenue Bonds (Series A) (FGIC Insured)	5.000	1/1/2033	2,632,675
5,000	Chicago, Illinois Single Family Mortgage Revenue
	Bonds (Series A) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.250	9/1/2028	5,018
230,000	Chicago, Illinois Single Family Mortgage Revenue Bonds	7.050	10/1/2030	234,034
150,000	Chicago, Illinois Single Family Mortgage Revenue Bonds
	(Series C) (GNMA/FNMA/FHLMC Insured)
	(Subject to ‘AMT’)	7.000	3/1/2032	150,963
7,200,000	Chicago, Illinois Tax Increment Capital Appreciation
	Tax Allocation Bonds (Series A) (ACA Insured)	Zero Coupon	11/15/2014	5,156,784
1,000,000	Cook County, Illinois Community Consolidated
	School District #15 Palatine Capital Appreciation
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	12/1/2014	736,340
2,500,000	Cook County, Illinois General Obligation Bonds
	(Series A) (MBIA Insured)	6.250	11/15/2011	2,760,500
1,250,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2011	1,492,925
1,565,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2014	2,030,916
1,815,000	Cook County, Illinois School District #99 Cicero
	General Obligation Bonds (FGIC Insured)	8.500	12/1/2016	2,459,488
1,000,000	Du Page County, Illinois General Obligation Bonds
	(Stormwater Project)	5.600	1/1/2021	1,125,130
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B) ÷	6.000	5/15/2021	1,093,270
1,000,000	Illinois Development Finance Authority Revenue Bonds
	(Midwestern University) (Series B) ÷	6.000	5/15/2026	1,093,270
4,900,000	Illinois Educational Facilities Authority Revenue Bonds
	(Northwestern University) ÷	5.250	11/1/2032	5,411,707
1,000,000	Illinois Educational Facilities Authority Student Housing
	Revenue Bonds (University Center Project) ÷	6.625	5/1/2017	1,139,120
1,600,000	Illinois Health Facilities Authority Revenue Bonds
	(Bethesda Home and Retirement) (Series A)	6.250	9/1/2014	1,670,480
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Centegra Health Systems)	5.250	9/1/2018	2,042,780
2,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Lutheran General Health Care Facilities) (FSA Insured)	6.000	4/1/2018	2,281,660
2,500,000	Illinois Health Facilities Authority Revenue Bonds
	(Passavant Memorial Area Hospital Association) ÷	6.000	10/1/2024	2,704,650
1,000,000	Illinois Health Facilities Authority Revenue Bonds
	(Riverside Health System) ÷	6.850	11/15/2029	1,112,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Illinois — continued
$4,180,000	Illinois Health Facilities Authority Revenue Bonds
	(Rush-Presbyterian-St. Lukes) (Series A) (MBIA Insured)	5.250%	11/15/2014	$4,303,185
3,975,000	Illinois Health Facilities Authority Revenue Bonds
	(Swedish American Hospital) ÷	6.875	11/15/2030	4,322,216
4,655,000	Illinois Health Facilities Authority Revenue Bonds
	(Thorek Hospital and Medical Center)	5.250	8/15/2018	4,743,073
2,120,000	Illinois Health Facilities Authority Unrefunded Revenue
	Bonds (Series B) (MBIA/IBC Insured)	5.250	8/15/2018	2,173,106
7,900,000	Illinois State Sales Tax Revenue Bonds (Second Series)	5.750	6/15/2018	9,161,314
3,065,000	Illinois State Sales Tax Revenue Bonds (Series L)	7.450	6/15/2012	3,579,031
135,000	Joliet, Illinois Regional Port District Marine Term
	Revenue Bonds	3.980	10/1/2024	135,000
3,035,000	McHenry County, Illinois Community High School
	District #157 General Obligation Bonds (FSA Insured)	9.000	12/1/2017	4,346,302
4,000,000	McLean County, Illinois Bloomington — Normal Airport
	Central Illinois Regional Authority Revenue Bonds
	(Subject to ‘AMT’)	6.050	12/15/2019	4,249,080
1,410,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (FGIC Insured)	5.250	12/15/2028	1,462,452
1,115,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) ÷	5.500	6/15/2015	1,246,269
885,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	5.500	6/15/2015	989,191
17,505,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (FGIC Insured)	Zero Coupon	6/15/2020	10,083,230
3,100,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	6/15/2024	1,476,654
2,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series A) (MBIA Insured)	Zero Coupon	12/15/2024	932,260
7,000,000	Metropolitan Pier and Exposition Authority, Illinois
	State Tax Revenue Bonds (McCormick Place
	Exposition Project) (Series B) (MBIA Insured) >	Zero Coupon	6/15/2012	5,977,300
3,000,000	Regional Transportation Authority, Illinois Revenue
	Bonds (Series A) (FGIC Insured)	6.700	11/1/2021	3,654,690

	Total Illinois			111,342,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Indiana (0.9%)
$700,000	Ball State University, Indiana University Student Fee
	Revenue Bonds (Series K) (FGIC Insured)	5.750%	7/1/2020	$755,286
1,250,000	East Chicago, Indiana Elementary School Building
	Corporation Revenue Bonds	6.250	1/5/2016	1,376,675
170,000	Indiana State Housing Authority Single Family
	Mortgage Revenue Bonds (Series C-2) (GNMA Insured)	5.250	7/1/2017	172,817
250,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A)	6.800	12/1/2016	289,248
570,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (AMBAC Insured) ÷	5.750	6/1/2012	613,833
985,000	Indiana Transportation Finance Authority Highway
	Revenue Bonds (Series A) (MBIA/IBC Insured) ÷	7.250	6/1/2015	1,079,491
3,565,000	Indiana Transportation Finance Authority Highway
	Unrefunded Revenue Bonds (Series A) (MBIA/IBC Insured)	7.250	6/1/2015	4,163,064
2,120,000	Purdue University, Indiana Revenue Bonds (Student Fees)
	(Series L)	5.000	7/1/2020	2,209,231

	Total Indiana			10,659,645

Iowa (1.0%)
2,085,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2011	2,150,782
3,125,000	Coralville, Iowa Urban Renewal Annual Appropriation
	Revenue Bonds (Tax Increment-H2)	5.000	6/1/2021	3,174,375
4,500,000	Iowa Finance Authority Health Care Facilities Revenue
	Bonds (Genesis Medical Center)	6.250	7/1/2025	4,790,700
2,000,000	Iowa Finance Authority Single Family Revenue Bonds
	(Series E)	5.000	1/1/2037	2,039,880

	Total Iowa			12,155,737

Kansas (1.0%)
1,000,000	Kansas State Development Finance Authority Health
	Facilities Revenue Bonds (Stormont Vail Healthcare)
	(Series K)	5.375	11/15/2024	1,058,180
1,145,000	Kansas State Department of Transportation Highway
	Revenue Bonds (Series B-1)	4.010	9/1/2020	1,145,000
2,000,000	Olathe, Kansas Health Facilities Revenue Bonds (Olathe
	Medical Center Project) (Series A) (AMBAC Insured)	5.500	9/1/2025	2,091,220
825,000	Salina, Kansas Hospital Revenue Bonds	5.000	10/1/2036	847,654
305,000	Sedgwick and Shawnee Counties, Kansas Single Family
	Mortgage Revenue Bonds (Series A-2) (GNMA Insured)	6.700	6/1/2029	307,589
2,300,000	University of Kansas Hospital Authority Health Facilities
	Revenue Bonds ÷	5.500	9/1/2022	2,498,398
4,350,000	Wyandotte County/Kansas City, Kansas Unified
	Government Special Obligation Revenue Bonds
	(2nd Lien-B)	5.000	12/1/2020	4,515,387

	Total Kansas			12,463,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Kentucky (0.4%)
$5,345,000	Kentucky State Turnpike Authority Economic
	Development Revenue Bonds (Revitalization Project)
	(FGIC Insured)	Zero Coupon	1/1/2010	$4,810,340

	Total Kentucky			4,810,340

Louisiana (2.2%)
635,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series A-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500%	12/1/2030	664,756
220,000	Jefferson Parish, Louisiana Home Mortgage Authority
	Single Family Mortgage Revenue Bonds (Series D-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.500	6/1/2026	226,600
220,000	Louisiana Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	7.050	6/1/2031	224,902
3,000,000	Louisiana Public Facilities Authority Hospital Revenue
	Bonds (Lake Charles Memorial) (AMBAC/TCRS Insured)	8.625	12/1/2030	3,514,590
500,000	Louisiana Public Facilities Authority Revenue Bonds	5.000	7/1/2031	508,425
4,745,000	Louisiana Public Facilities Authority Revenue Bonds
	(MBIA Insured)	5.250	3/1/2031	5,137,364
6,500,000	New Orleans, Louisiana General Obligation Bonds
	(AMBAC Insured)	Zero Coupon	9/1/2012	5,206,110
3,000,000	Orleans Parish, Louisiana School Board Administration
	Offices Revenue Bonds (MBIA Insured) ÷	8.950	2/1/2008	3,114,750
2,605,000	Regional Transportation Authority, Louisiana Sales
	Tax Revenue Bonds (Series A) (FGIC Insured)	8.000	12/1/2012	3,138,530
4,200,000	Tobacco Settlement Financing Corporation, Louisiana
	Revenue Bonds (Series 2001-B)	5.500	5/15/2030	4,424,448

	Total Louisiana			26,160,475

Maryland (1.0%)
1,250,000	Frederick County, Maryland Educational Facilities
	Revenue Bonds (Mount Saint Mary’s College) (Series A) ÷	5.750	9/1/2025	1,328,700
1,840,000	Maryland State Economic Development Corporation
	Revenue Bonds (Lutheran World Relief)	7.200	4/1/2025	1,980,686
1,550,000	Maryland State Economic Development Corporation
	Student Housing Revenue Bonds (Sheppard Pratt)
	(ACA Insured)	6.000	7/1/2033	1,644,658
1,000,000	Maryland State Health and Higher Educational Facilities
	Authority Revenue Bonds (University of Maryland
	Medical System)	6.000	7/1/2022	1,085,570
4,500,000	Morgan State University, Maryland Academic and
	Auxiliary Facilities Fees Revenue Bonds (MBIA Insured)	6.050	7/1/2015	5,004,360
The accompanying Notes to Financial Statements are an integral part of this schedule.

168

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Maryland — continued
$20,000	Prince George’s County, Maryland Housing Authority
	Single Family Mortgage Revenue Bonds (Series A)
	(GNMA/FNMA/FHLMC Insured) (Subject to ‘AMT’)	7.400%	8/1/2032	$20,106
425,000	Westminster, Maryland Education Facilities Revenue
	Bonds (McDaniel College) ÷	5.500	4/1/2027	461,104

	Total Maryland			11,525,184

Massachusetts (3.4%)
5,000,000	Massachusetts Bay Transportation Authority Sales Tax
	Revenue Bonds (Series B) (MBIA Insured)	5.500	7/1/2025	5,854,800
4,935,000	Massachusetts State Construction Lien General
	Obligation Bonds (Series A) (FGIC-TCRS)	5.250	1/1/2013	5,316,969
725,000	Massachusetts State Development Finance Agency
	Revenue Bonds (Devens Electric Systems)	5.625	12/1/2016	767,311
1,980,000	Massachusetts State General Obligation Bonds (Series B)	6.500	8/1/2008	2,043,182
15,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds	5.250	7/1/2033	17,564,250
1,000,000	Massachusetts State Health and Educational Facilities
	Authority Revenue Bonds (Partners Healthcare System)
	(Series C)	6.000	7/1/2016	1,092,020
3,000,000	Massachusetts State School Building Authority Dedicated
	Sales Tax Revenue Bonds (Series A) (MBIA Insured)	5.000	8/15/2027	3,170,550
5,000,000	Massachusetts State Water Pollution Abatement Trust
	Revenue Bonds	5.000	8/1/2024	5,552,150

	Total Massachusetts			41,361,232

Michigan (2.7%)
2,000,000	East Lansing, Michigan Building Authority General
	Obligation Bonds	5.700	4/1/2020	2,346,820
1,500,000	Livonia, Michigan Public Schools School District
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	5/1/2009	1,390,425
1,380,000	Michigan Public Power Agency Revenue Bonds
	(Combustion Turbine #1 Project) (Series A)
	(AMBAC Insured)	5.250	1/1/2016	1,470,128
45,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Detroit Medical Center)	8.125	8/15/2012	45,151
2,825,000	Michigan State Hospital Finance Authority Revenue
	Bonds (MBIA Insured) ÷	5.375	8/15/2014	2,961,448
175,000	Michigan State Hospital Finance Authority Revenue
	Bonds (Series P) (MBIA Insured) ÷	5.375	8/15/2014	184,140
2,750,000	Michigan State Hospital Finance Authority Revenue
	Refunding Bonds (Crittenton Hospital) (Series A)	5.500	3/1/2022	2,928,310
5,000,000	Michigan State Trunk Line Fund Revenue Bonds
	(FSA Insured)	5.000	11/1/2022	5,331,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Michigan — continued
$4,500,000	Rochester, Michigan Community School District
	(MBIA Insured)	5.000%	5/1/2019	$4,943,430
3,320,000	Sault Ste. Marie, Michigan Chippewa Indians Housing
	Authority Revenue Bonds (Tribal Health and Human
	Services Center)	7.750	9/1/2012	3,340,119
2,000,000	St. Clair County, Michigan Economic Development
	Corporation Revenue Bonds (Detroit Edison) (Series AA)
	(AMBAC Insured)	6.400	8/1/2024	2,103,660
990,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	6.550	7/1/2014	1,071,843
690,000	Summit Academy North, Michigan Public School
	Academy Certificates of Participation ÷	8.375	7/1/2030	783,136
3,560,000	Wayne State University, Michigan University Revenue
	Bonds (FGIC Insured)	5.125	11/15/2029	3,685,098

	Total Michigan			32,584,808

Minnesota (3.6%)
800,000	Minneapolis and St. Paul, Minnesota Housing
	& Redevelopment Authority Healthcare System Bonds
	(Healthpartners Obligation Group Project)	6.000	12/1/2021	876,688
2,030,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds	5.000	1/1/2022	2,119,097
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series A)
	(AMBAC Insured)	5.000	1/1/2035	5,226,100
1,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured) ÷	5.125	1/1/2020	1,049,370
5,000,000	Minneapolis and St. Paul, Minnesota Metropolitan
	Airports Commission Airport Revenue Bonds (Series C)
	(FGIC Insured)	5.000	1/1/2031	5,232,750
7,685,000	Minneapolis, Minnesota Community Development
	Agency Tax Increment Revenue Bonds
	(MBIA Insured)	Zero Coupon	3/1/2009	7,175,331
85,000	Minnesota Agricultural and Economic Development
	Board Health Care System Unrefunded Balance
	Revenue Bonds (Fairview Hospital) (Series A)
	(MBIA Insured)	5.750	11/15/2026	87,518
1,000,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (College of Art and Design) (Series 5-D) ÷	6.625	5/1/2020	1,081,600
530,000	Minnesota Higher Education Facilities Authority
	Revenue Bonds (University of St. Thomas) (Series 5-Y)	5.250	10/1/2019	572,108
3,620,000	Minnesota State General Obligation Bonds	5.250	8/1/2017	3,735,623
1,000,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2021	1,092,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Minnesota — continued
$1,300,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000%	11/1/2026	$1,420,510
2,040,000	Northfield, Minnesota Hospital Revenue Bonds
	(Series C) ÷	6.000	11/1/2031	2,229,108
2,000,000	St. Louis Park, Minnesota Health Care Facilities
	Revenue Bonds	5.250	7/1/2030	2,098,320
230,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2019	243,982
2,000,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Health Care Facilities Revenue Bonds
	(Healthpartners Obligation Group PJ)	5.250	5/15/2036	2,069,720
1,690,000	St. Paul, Minnesota Housing and Redevelopment
	Authority Lease Parking Facilities Revenue Bonds
	(Rivercentre Parking Ramp)	6.000	5/1/2013	1,760,760
5,000,000	White Earth Band of Chippewa Indians, Minnesota
	Revenue Bonds (Series A) (ACA Insured)	7.000	12/1/2011	5,217,900

	Total Minnesota			43,289,185

Missouri (1.9%)
7,500,000	Jackson County, Missouri Special Obligation
	Harry S. Truman Sports Complex Revenue Bonds
	(AMBAC Insured)	5.000	12/1/2027	7,987,200
785,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B)	5.875	4/1/2017	812,671
500,000	Missouri State Development Finance Board
	Infrastructure Facilities Revenue Bonds (Eastland
	Center Project Phase II) (Series B)	6.000	4/1/2021	518,295
1,000,000	Missouri State Environmental Improvement and
	Energy Resources Authority Water Pollution Revenue
	Bonds (Series A)	5.250	1/1/2018	1,074,240
2,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds	5.000	5/15/2020	2,633,400
3,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Barnes Jewish, Inc. Christian) (Series A)	5.250	5/15/2014	3,240,000
1,500,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds (Lake
	Regional Health Securities Project)	5.600	2/15/2025	1,577,520
1,000,000	Missouri State Health and Educational Facilities
	Authority Health Facilities Revenue Bonds
	(Saint Anthony’s Medical Center) ÷	6.250	12/1/2030	1,094,510
655,000	Missouri State Health and Educational Facilities
	Authority Revenue Bonds (Lake of the Ozarks)	6.500	2/15/2021	662,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Missouri — continued
$165,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series B-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.450%	9/1/2031	$170,194
175,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured)	6.550	9/1/2028	181,104
305,000	Missouri State Housing Development Commission
	Single Family Mortgage Revenue Bonds (Series C-1)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	7.150	3/1/2032	320,872
2,000,000	St. Charles County, Missouri Francis Howell School
	District General Obligation Bonds (Series A)	5.250	3/1/2018	2,236,500

	Total Missouri			22,509,300

Montana (1.4%)
2,830,000	Montana Facility Finance Authority Revenue Providence
	Health and Services Revenue Bonds	5.000	10/1/2024	2,979,650
45,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-1)	6.000	6/1/2016	45,211
155,000	Montana State Board of Housing Single Family Mortgage
	Revenue Bonds (Series A-2) (Subject to ‘AMT’)	6.250	6/1/2019	157,079
2,385,000	Montana State Board of Investment Refunded Balance
	1996 Payroll Tax Revenue Bonds (MBIA Insured) ÷	6.875	6/1/2020	2,495,879
775,000	Montana State Board of Investment Refunded Revenue
	Bonds (1996 Payroll Tax) (MBIA Insured) ÷	6.875	6/1/2020	811,030
1,240,000	Montana State Board of Investment Refunded Revenue
	Bonds (Payroll Tax) (MBIA Insured) ÷	6.875	6/1/2020	1,297,648
1,165,000	Montana State Board of Regents Revenue Bonds
	(Higher Education-University of Montana) (Series F)
	(MBIA insured)	5.750	5/15/2016	1,251,326
3,000,000	Montana State Health Facilities Authority Revenue
	Bonds (Hillcrest Senior Living Project) ÷	7.375	6/1/2030	3,342,750
3,860,000	Montana State Hospital Finance Authority Revenue
	Refunding Bonds	5.250	6/1/2018	4,093,684

	Total Montana			16,474,257

Nebraska (1.7%)
2,500,000	Nebraska Public Power District Revenue Bonds (Series B)
	(AMBAC Insured)	5.000	1/1/2013	2,663,200
5,780,000	Omaha, Nebraska Public Power District Electric Revenue
	Bonds (Series A)	5.000	2/1/2046	5,990,334
3,455,000	Omaha, Nebraska Public Power District Revenue Bonds
	(Series B) ÷	6.150	2/1/2012	3,692,324

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Nebraska — continued
$1,675,000	Omaha, Nebraska Special Assessment Bonds
	(Riverfront Redevelopment Project) (Series A)	5.500%	2/1/2015	$1,815,264
6,000,000	University of Nebraska Revenue Bonds (Lincoln Student
	Fees & Facilities) (Series B)	5.000	7/1/2023	6,314,820

	Total Nebraska			20,475,942

New Jersey (1.8%)
2,000,000	Hudson County, New Jersey Certificate of Participation
	Department of Finance and Administration
	(MBIA Insured)	6.250	12/1/2015	2,336,620
4,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2017	4,454,200
1,000,000	New Jersey State Highway Authority Revenue Bonds
	(Series L)	5.250	7/15/2018	1,118,610
3,695,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷	6.500	1/1/2016	4,283,355
745,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured)	6.500	1/1/2016	856,735
260,000	New Jersey State Turnpike Authority Revenue Bonds
	(Series C) (AMBAC-TCRS Insured) ÷	6.500	1/1/2016	301,400
5,000,000	New Jersey Transportation Trust Fund Authority
	Revenue Bonds (Transportation System) (Series A)
	(FSA Insured)	5.500	12/15/2016	5,640,450
2,595,000	West New York, New Jersey Municipal Utilities
	Authority Revenue Bonds (FGIC Insured) ÷	Zero Coupon	12/15/2009	2,354,002

	Total New Jersey			21,345,372

New Mexico (1.4%)
3,315,000	Alamogordo, New Mexico Hospital Revenue Bonds
	(Gerald Champion Memorial Hospital Project)	5.300	1/1/2013	3,348,283
440,000	Farmington, New Mexico Utility System Revenue
	Bonds (AMBAC Insured) ÷	9.875	1/1/2008	457,424
3,500,000	Jicarilla, New Mexico Apache Nation Revenue Bonds
	(Series A)	5.500	9/1/2023	3,763,095
740,000	New Mexico Mortgage Finance Authority Revenue
	Bonds (Series F) (GNMA/FNMA Insured)	7.000	1/1/2026	742,531
200,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Capital Appreciation Revenue
	Bonds (Series D-2) (Subject to ‘AMT’)	Zero Coupon	9/1/2009	178,646
610,000	New Mexico Mortgage Finance Authority Single
	Family Mortgage Revenue Bonds (Series C-2)
	(GNMA/FNMA Insured) (Subject to ‘AMT’)	6.950	9/1/2031	613,819
7,500,000	Sandoval County, New Mexico Incentive Payment
	Revenue Bonds	5.000	6/1/2020	7,917,675

	Total New Mexico			17,021,473

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

New York (9.2%)
$5,000,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series A)	5.500%	7/1/2017	$5,620,900
4,225,000	Metropolitan Transportation Authority, New York
	Transportation Facilities Revenue Bonds (Series O) ÷	5.750	7/1/2013	4,515,469
35,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds	5.800	6/1/2023	36,211
155,000	New York Counties Tobacco Trust Settlement
	Revenue Bonds ÷	5.800	6/1/2023	166,234
4,000,000	New York State Dormitory Authority Revenue Bonds
	(Series B) >	5.250	5/15/2012	4,252,080
2,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	7.500	5/15/2013	2,374,260
5,000,000	New York State Dormitory Authority Revenue Bonds
	(State University Educational Facilities) (Series A)	5.875	5/15/2017	5,768,450
2,000,000	New York State Local Government Assistance Corporation
	Revenue Bonds (Series E) (MBIA/IBC Insured)	5.250	4/1/2016	2,202,740
1,060,000	New York State Mortgage Agency Revenue Bonds
	(Series 26)	5.350	10/1/2016	1,074,172
2,605,000	New York State Thruway Authority General Unrefunded
	Balance Revenue Bonds (Series E)	5.000	1/1/2016	2,652,567
2,500,000	New York State Thruway Authority Revenue Bonds
	(Series B) (FSA Insured)	5.000	4/1/2015	2,708,575
20,000,000	New York State Urban Development Corporation
	Revenue Bonds (Correctional and Youth Facilities)
	(Series A)	5.000	1/1/2017	20,784,403
1,620,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2009	1,678,336
1,720,000	New York State Urban Development Corporation
	Revenue Bonds (Syracuse University Center)	6.000	1/1/2010	1,816,148
8,940,000	New York, New York City Municipal Transitional
	Finance Authority Revenue Bonds (Series A) >	5.500	11/1/2011	9,570,091
2,000,000	New York, New York City Municipal Water and Sewer
	System Revenue Bonds (Series A) (AMBAC Insured) ÷	5.875	6/15/2012	2,207,860
735,000	New York, New York City Transitional Finance
	Authority Revenue Bonds ÷	5.375	11/15/2021	788,861
1,805,000	New York, New York City Transitional Finance
	Authority Revenue Bonds ÷	5.375	11/15/2021	1,961,584
13,000,000	New York, New York City Transitional Finance
	Authority Revenue Bonds (Future Tax Secured) (Series B) >	5.250	2/1/2011	13,660,660
1,750,000	New York, New York General Obligation Bonds (Series A)	5.500	8/1/2022	1,889,650
12,000,000	New York, New York General Obligation Bonds (Series B)	5.250	8/1/2017	12,965,880
655,000	New York, New York General Obligation Bonds (Series H)
	(FSA/CR Insured) ÷	5.250	3/15/2016	680,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

New York — continued
$5,000,000	New York, New York General Obligation Bonds (Series I)	5.000%	8/1/2016	$5,317,950
5,000,000	New York, New York General Obligation Bonds (Series I-1)	5.000	4/1/2023	5,290,800
630,000	Triborough, New York Bridge and Tunnel Authority
	Revenue Bonds (Series Q) ÷	6.750	1/1/2009	649,643

	Total New York			110,634,089

North Carolina (1.9%)
1,475,000	North Carolina Eastern Municipal Power Agency
	Power System Prerefunded Revenue Bonds (Series A) ÷	6.000	1/1/2026	1,814,589
4,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds	5.375	1/1/2017	4,257,200
2,375,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series B)	5.500	1/1/2021	2,393,430
5,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	5.500	1/1/2014	5,422,300
2,000,000	North Carolina Eastern Municipal Power Agency
	Power System Revenue Bonds (Series D)	6.750	1/1/2026	2,158,020
250,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.500	1/1/2009	260,545
610,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B)	6.375	1/1/2013	653,914
4,000,000	North Carolina Municipal Power Agency #1 Catawba
	Electric Revenue Bonds (Series B) (MBIA Insured)	6.000	1/1/2011	4,307,800
1,000,000	Wake County, North Carolina Industrial, Facilities,
	and Pollution Control Revenue Bonds (Carolina Power
	and Light Company Project)	5.375	2/1/2017	1,056,000

	Total North Carolina			22,323,798

North Dakota (1.0%)
3,500,000	Grand Forks, North Dakota Health Care System
	Revenue Bonds (Altru Health Systems Group)	7.125	8/15/2024	3,823,120
1,340,000	North Dakota State Water Commission Revenue
	Bonds (Southwest Pipeline) (Series A) (AMBAC Insured)	5.750	7/1/2027	1,344,047
2,945,000	South Central Regional Water District, North Dakota
	Utility System Revenue Bonds (Northern Burleigh County)
	(Series A)	5.650	10/1/2029	3,106,946
3,250,000	Ward County, North Dakota Health Care Facilities
	Revenue Bonds (Trinity Medical Center) (Series B)	6.250	7/1/2021	3,323,612

	Total North Dakota			11,597,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Ohio (2.0%)
$875,000	Akron, Ohio Economic Development Revenue Bonds
	(MBIA Insured)	6.000%	12/1/2012	$950,810
1,700,000	Cincinnati, Ohio General Obligation Bonds	5.375	12/1/2019	1,790,474
2,000,000	Lorain County, Ohio Hospital Revenue Bonds
	(Catholic Healthcare Partners)	5.400	10/1/2021	2,113,960
2,000,000	Lucas County, Ohio Health Care Facilities Revenue
	Bonds (Sunset Retirement) (Series A)	6.550	8/15/2024	2,136,540
2,000,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2018	2,185,360
2,500,000	Montgomery County, Ohio Hospital Revenue Bonds
	(Kettering Medical Center) ÷	6.750	4/1/2022	2,731,700
2,000,000	Ohio State Higher Education Faculty Revenue Bonds
	(Case Western Reserve University)	6.500	10/1/2020	2,432,140
2,000,000	Ohio State Turnpike Commission Turnpike Revenue
	Bonds (Series A) (FGIC Insured)	5.500	2/15/2024	2,335,700
750,000	Port of Greater Cincinnati Development Authority
	Revenue Bonds	5.000	10/1/2025	781,410
1,610,000	Reynoldsburg, Ohio City School District (FSA Insured)	5.000	12/1/2028	1,700,289
2,115,000	University of Akron, Ohio General Receipts Revenue
	Bonds (FGIC Insured) ÷	5.500	1/1/2020	2,231,367
2,545,000	University of Cincinnati, Ohio General Receipts Revenue
	Bonds (Series D) (AMBAC insured)	5.000	6/1/2016	2,726,382

	Total Ohio			24,116,132

Oklahoma (0.7%)
2,020,000	Bass, Oklahoma Memorial Baptist Hospital
	Authority Hospital Revenue Bonds (Bass Memorial
	Hospital Project) ÷	8.350	5/1/2009	2,108,112
1,040,000	Oklahoma Development Finance Authority Hospital
	Revenue Bonds (Unity Health Center Project)	5.000	10/1/2011	1,077,378
150,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series C-2) (Subject to ‘AMT’)	7.550	9/1/2028	152,745
205,000	Oklahoma Housing Finance Agency Single Family
	Mortgage Revenue Bonds (Series D-2) (GNMA/FNMA
	Insured) (Subject to ‘AMT’)	7.100	9/1/2028	209,151
1,500,000	Oklahoma State Municipal Power Authority Revenue
	Bonds (Series B) (MBIA Insured)	5.875	1/1/2012	1,595,145
2,900,000	Payne County, Oklahoma Economic Development
	Authority Student Housing Revenue Bonds (Collegiate
	Housing Foundation) (Series A) ÷	6.375	6/1/2030	3,174,949

	Total Oklahoma			8,317,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Pennsylvania (2.2%)
$945,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series B)	6.000%	12/15/2010	$977,111
2,045,000	Allegheny County, Pennsylvania Redevelopment
	Authority Tax Increment Tax Allocation Bonds
	(Waterfront Project) (Series C) ÷	6.550	12/15/2017	2,217,864
2,575,000	Allegheny County, Pennsylvania Sanitation Authority
	Sewer Interest Compensatory Revenue Bonds
	(Series A) (FGIC Insured) ±	Zero Coupon	6/1/2008	2,473,674
2,780,000	Carbon County, Pennsylvania Industrial
	Development Authority Revenue Bonds (Panther
	Creek Partners Project) (Subject to ‘AMT’)	6.650	5/1/2010	2,866,736
2,000,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2016	1,387,100
1,520,000	Cornwall Lebanon, Pennsylvania School District
	Capital Appreciation General Obligation Bonds
	(FSA Insured)	Zero Coupon	3/15/2017	1,006,696
2,750,000	Cumberland County, Pennsylvania Municipal
	Authority Revenue Bonds (Diakon Lutheran
	Ministries)	5.000	1/1/2027	2,827,990
2,000,000	Cumberland County, Pennsylvania Municipal
	Authority Revenue Bonds (Diakon Lutheran
	Ministries)	5.000	1/1/2036	2,041,040
2,000,000	Lancaster County, Pennsylvania Hospital Authority
	Revenue Bonds ÷	5.500	3/15/2026	2,198,880
3,170,000	Millcreek Township, Pennsylvania School District
	General Obligation Bonds (FGIC Insured) ÷	Zero Coupon	8/15/2009	2,910,852
435,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project) ÷	6.750	11/15/2024	470,322
1,880,000	Montgomery County, Pennsylvania Higher
	Education and Health Authority Revenue Bonds
	(Foulkeways at Gwynedd Project) ÷	6.750	11/15/2030	2,032,656
2,000,000	Philadelphia, Pennsylvania Authority for Industrial
	Development Revenue Bonds (Please Touch
	Museum Project)	5.250	9/1/2026	2,119,080
1,000,000	York County, Pennsylvania Solid Waste & Refuse
	Authority Solid Waste System Revenue Bonds
	(FGIC Insured)	5.500	12/1/2012	1,086,790

	Total Pennsylvania			26,616,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Puerto Rico (0.4%)
$4,955,000	Puerto Rico Industrial Tourist Educational Medical
	and Environmental Central Facilities Revenue Bonds
	(AES Cogen Facilities Project) (Subject to ‘AMT’)	6.625%	6/1/2026	$5,374,837

	Total Puerto Rico			5,374,837

South Carolina (1.6%)
1,000,000	Greenwood County, South Carolina Hospital Revenue
	Bonds (Self Memorial Hospital)	5.500	10/1/2026	1,050,170
4,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	6.250	1/1/2021	4,873,640
5,000,000	Piedmont, South Carolina Municipal Power Agency
	Electric Revenue Bonds (FGIC Insured)	5.000	1/1/2022	5,007,400
605,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	706,773
4,895,000	South Carolina Jobs Economic Development Authority
	Hospital Facilities Prerefunded Revenue Bonds
	(Palmetto Health Alliance) (Series C) ÷	6.875	8/1/2027	5,718,437
2,000,000	Spartanburg, South Carolina Waterworks Revenue
	Bonds (FGIC Insured) ÷	5.250	6/1/2028	2,188,820

	Total South Carolina			19,545,240

South Dakota (1.2%)
5,000,000	South Dakota Educational Enhancement Funding
	Corporation Tobacco Settlement Revenue Bonds
	(Series B)	6.500	6/1/2032	5,459,050
5,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds	5.000	11/1/2040	5,126,550
1,170,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.)	5.625	4/1/2032	1,218,496
2,000,000	South Dakota State Health and Educational Facilities
	Authority Revenue Bonds (Prairie Lakes Health Care
	System, Inc.) (ACA/CBI Insured)	5.650	4/1/2022	2,055,420

	Total South Dakota			13,859,516

Tennessee (1.5%)
2,000,000	Carter County, Tennessee Industrial Development
	Board Revenue Bonds	4.150	10/1/2007	2,001,500
2,000,000	Memphis-Shelby County, Tennessee Airport
	Authority Special Facilities and Project Revenue
	Bonds (Federal Express Corporation)	5.350	9/1/2012	2,123,360
4,500,000	Memphis-Shelby County, Tennessee Airport
	Authority Special Facilities Revenue Bonds
	(Federal Express Corporation)	5.050	9/1/2012	4,711,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Tennessee — continued
$4,155,000	Metropolitan Government, Nashville and Davidson
	County, Tennessee Industrial Development Board
	Revenue Bonds (Series A) (GNMA Insured)	6.625%	3/20/2036	$4,566,096
5,000,000	Shelby County, Tennessee Health Educational and
	Housing Facilities Board Revenue Bonds (St. Jude
	Children’s Research Project) ÷	5.375	7/1/2024	5,263,450

	Total Tennessee			18,665,681

Texas (8.7%)
7,000,000	Alliance Airport Authority Income Texas Facilities
	Revenue Bonds	4.850	4/1/2021	7,116,270
2,000,000	Amarillo, Texas Health Facilities Corporation Revenue
	Bonds (Baptist St. Anthony’s Hospital Corporation)
	(FSA Insured)	5.500	1/1/2017	2,236,640
750,000	Arlington, Texas General Obligation Bonds ÷	5.375	8/15/2016	788,460
2,165,000	Arlington, Texas Independent School District Capital
	Appreciation Refunding General Obligation Bonds
	(PSF/GTD Insured)	Zero Coupon	2/15/2009	2,021,958
2,500,000	Austin, Texas Higher Education Authority, Inc.
	University Revenue Bonds (St. Edwards
	University Project)	5.750	8/1/2031	2,590,100
2,250,000	Austin, Texas Utility System Revenue Bonds
	(FGIC Insured)	6.000	11/15/2013	2,464,492
7,000,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2008	6,611,360
8,100,000	Austin, Texas Utility System Revenue Capital
	Appreciation Refunding Bonds (Financial Services
	Department) (Series A) (MBIA Insured)	Zero Coupon	11/15/2009	7,343,136
1,930,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dymaxion
	and Marrach Park Apartments) (Series A)
	(MBIA Insured)	6.000	8/1/2023	2,038,312
1,720,000	Bexar County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Pan American
	Apartments) (Series A-1) (GNMA Insured) ±	7.000	3/20/2031	1,922,633
1,000,000	Bluebonnet Trails Community Mental Health and
	Mental Retardation Revenue Bonds	6.125	12/1/2016	1,044,650
3,950,000	Colorado River, Texas Municipal Water District
	Revenue Bonds (MBIA Insured)	5.000	1/1/2014	3,956,992
500,000	Corpus Christi, Texas General Obligation Bonds
	(Series A) (FSA Insured)	5.000	3/1/2012	526,890
1,000,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (MBIA Insured) (Subject to ‘AMT’)	5.500	11/1/2016	1,070,280
500,000	Dallas-Fort Worth, Texas International Airport Revenue
	Bonds (Series A) (Subject to ‘AMT’)	5.500	11/1/2017	535,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Texas — continued
$1,375,000	Deer Park, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	5.000%	2/15/2013	$1,460,608
1,405,000	Denton, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.250	2/15/2009	1,465,696
3,210,000	Denton, Texas Utility System Revenue Bonds (Series A)
	(FSA Insured)	5.250	12/1/2015	3,441,858
7,000,000	Harris County, Houston, Texas General Obligation
	Bonds (MBIA Insured)	Zero Coupon	8/15/2024	3,271,450
2,000,000	Harris County, Texas Health Facilities Development
	Authority Hospital Revenue Bonds (Memorial
	Hermann Healthcare Project) (Series A) ÷	6.375	6/1/2029	2,216,320
2,000,000	Houston, Texas Airport System Revenue Bonds
	(Series A) (FSA Insured) (Subject to ‘AMT’)	5.625	7/1/2030	2,079,220
5,000,000	Houston, Texas Water and Sewer System Revenue
	Bonds (Series A) (FSA Insured) ÷	5.750	12/1/2032	6,253,350
5,315,000	Lewisville, Texas Independent School District
	General Obligation Bonds (PSF/GTD Insured)	Zero Coupon	8/15/2019	3,159,289
1,000,000	Lower Colorado River Authority, Texas Revenue
	Unrefunded Balance Revenue Bonds (Series A)	5.875	5/15/2015	1,049,480
370,000	Mesquite, Texas Independent School District General
	Obligation Bonds (Series A) (PSF/GTD Insured)	6.000	2/15/2020	376,545
2,600,000	North Texas Health Facilities Development
	Corporation Hospital Revenue Bonds (United
	Regional Healthcare System, Inc.)	6.000	9/1/2023	2,805,088
420,000	Nueces County, Texas Housing Finance Corporation
	Multi-Family Housing Revenue Bonds (Dolphins
	Landing Apartments Project) (Series A)	6.250	7/1/2010	424,246
1,000,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.100	6/20/2033	1,103,700
2,795,000	Ridge Parc Development Corporation, Texas
	Multifamily Revenue Bonds (GNMA Insured)	6.150	11/20/2041	3,054,348
425,000	San Antonio, Texas General Obligation Bonds
	(General Improvements)	5.250	2/1/2014	447,355
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2018	1,083,870
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2019	1,081,480
1,000,000	San Antonio, Texas Water Revenue Bonds (FSA Insured)	5.500	5/15/2020	1,079,580
11,615,000	Southeast Texas Housing Finance Corporation
	Revenue Bonds (MBIA Insured) ÷	Zero Coupon	9/1/2017	7,523,036
1,410,000	Tarrant County, Texas College District General
	Obligation Bonds	5.375	2/15/2013	1,525,761
2,000,000	Tarrant County, Texas Cultural Educational Facilities
	Finance Corporation Revenue Bonds (Texas Health
	Resources) (Series A) §	5.000	2/15/2023	2,079,900
4,315,000	Texas State Veterans Land Board General
	Obligation Bonds ÷	0.050	7/1/2010	3,831,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Texas — continued
$1,000,000	Texas State Water Development Board Revenue
	Bonds (State Revolving) (Series A)	5.250%	7/15/2017	$1,001,190
315,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2013	348,302
350,000	Westlake, Texas General Obligation Bonds	6.500	5/1/2015	388,948
335,000	Westlake, Texas General Obligation Bonds ÷	6.500	5/1/2017	390,771
1,650,000	Westlake, Texas General Obligation Bonds	5.750	5/1/2024	1,776,687
2,000,000	Westlake, Texas General Obligation Bonds ÷	5.800	5/1/2032	2,247,580
745,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured) ÷	6.875	8/15/2014	835,652
430,000	Wylie, Texas Independent School District General
	Obligation Bonds (PSF/GTD Insured)	6.875	8/15/2014	482,322
3,280,000	Wylie, Texas Independent School District Unrefunded
	General Obligation Bonds (PSF/GTD Insured)	7.000	8/15/2024	3,677,274

	Total Texas			104,229,551

Utah (0.3%)
3,345,000	Intermountain Power Agency, Utah Power Supply
	Revenue Bonds (Series B) (MBIA insured)	5.750	7/1/2019	3,421,868

	Total Utah			3,421,868

Vermont (0.2%)
2,500,000	Vermont Educational and Health Buildings Financing
	Agency Revenue Bonds (Norwich University Project) ÷	5.500	7/1/2021	2,575,075

	Total Vermont			2,575,075

Virginia (0.8%)
2,500,000	Fairfax County, Virginia Industrial Development
	Authority Revenue Bonds (Inova Health Systems Project)	5.250	8/15/2019	2,709,850
3,625,000	Fairfax County, Virginia Water Authority Water
	Revenue Bonds	5.000	4/1/2021	3,997,106
3,240,000	Tobacco Settlement Authority, Virginia Tobacco
	Settlement Revenue Bonds ÷	5.250	6/1/2019	3,391,470

	Total Virginia			10,098,426

Washington (4.9%)
1,000,000	Energy Northwest, Washington Electric Revenue
	Bonds (Columbia Generating) (Series A) (MBIA Insured)	5.750	7/1/2018	1,088,110
6,000,000	Franklin County, Washington School District Bonds
	(MBIA Insured)	5.250	12/1/2022	6,527,940
10,000,000	King County, Washington Sewer Revenue Bonds
	(Series B) (FSA Insured)	5.500	1/1/2013	10,737,100
8,525,000	Tobacco Settlement Authority, Washington Tobacco
	Settlement Revenue Bonds	6.500	6/1/2026	9,340,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Washington — continued
$5,620,000	Washington State Economic Development Finance
	Authority Lease Revenue Bonds (MBIA Insured)	5.000%	6/1/2030	$5,903,641
2,955,000	Washington State General Obligation Bonds (Series 93A)	5.750	10/1/2012	3,124,647
45,000	Washington State General Obligation Bonds (Series 93A) ÷	5.750	10/1/2012	47,690
1,235,000	Washington State General Obligation Bonds
	(Series A and AT-6)	6.250	2/1/2011	1,297,145
5,000,000	Washington State General Obligation Bonds (Series A)	6.750	2/1/2015	5,672,900
5,000,000	Washington State General Obligation Bonds (Series A)	5.000	7/1/2021	5,360,250
2,500,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.250	6/1/2010	2,681,500
2,000,000	Washington State General Obligation Bonds
	(Series B and AT-7)	6.000	6/1/2012	2,204,300
1,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Series A)	5.000	12/1/2030	1,043,270
2,000,000	Washington State Health Care Facilities Authority
	Revenue Bonds (Swedish Health Services)
	(AMBAC Insured)	5.125	11/15/2018	2,058,860
1,000,000	Washington State Higher Education Facilities Authority
	Revenue Bonds (Whitman College) ÷	5.875	10/1/2029	1,050,400
1,000,000	Washington State Housing Finance Commission
	Nonprofit Housing Revenue Bonds (Crista Ministries
	Projects) (Series A)	5.350	7/1/2014	1,010,690

	Total Washington			59,149,115

West Virginia (0.3%)
3,465,000	West Virginia State Water Development Authority
	Revenue Bonds (Series B-II) (FGIC Insured)	5.000	11/1/2033	3,638,596

	Total West Virginia			3,638,596

Wisconsin (1.2%)
1,500,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Aurora Health Care)
	(Series B)	5.500	2/15/2015	1,546,725
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Eagle River Memorial
	Hospital, Inc. Project)	5.750	8/15/2020	1,063,010
1,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Franciscan Sisters Christian)
	(Series A) ÷	5.500	2/15/2018	1,017,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Municipal Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (98.7%)	Rate	Date	Value

Wisconsin — continued
$2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Marshfield Clinic) (Series B)	6.000%	2/15/2025	$2,135,640
2,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Watertown Memorial
	Hospital, Inc.)	5.500	8/15/2029	2,113,520
6,000,000	Wisconsin State Health and Educational Facilities
	Authority Revenue Bonds (Wheaton Franciscan Services) ÷	5.750	8/15/2025	6,576,360

	Total Wisconsin			14,452,995

Wyoming (0.6%)
810,000	Lincoln County, Wyoming Pollution Control
	Revenue Bonds	3.980	11/1/2014	810,000
5,825,000	Wyoming State Farm Loan Board Capital Facilities
	Revenue Bonds	5.750	10/1/2020	6,422,936

	Total Wyoming			7,232,936

	Total Long-Term Fixed Income (cost $1,109,023,504)			1,188,002,719

	Total Investments (cost $1,111,118,504) 98.9%			$1,190,097,719

	Other Assets and Liabilities, Net 1.1%			13,790,201

	Total Net Assets 100.0%			$1,203,887,920

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$79,498,811
Gross unrealized depreciation	(519,596)

Net unrealized appreciation (depreciation)	$78,979,215
Cost for federal income tax purposes	$1,111,118,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Asset-Backed Securities (9.3%)
$2,887,342	Bear Stearns Mortgage Funding Trust †~	5.460%	5/25/2007	$2,885,283
4,000,000	Capitalsource Commercial Loan Trust †~	5.450	5/20/2007	4,000,000
5,000,000	Countrywide Asset-Backed Certificates ‡	5.549	4/25/2036	4,984,405
3,000,000	Credit Based Asset Servicing and Securitization, LLC †~	5.430	5/25/2007	2,998,845
6,000,000	DaimlerChrysler Master Owner Trust ±†	5.370	5/15/2007	6,000,546
3,000,000	First Franklin Mortgage Loan Asset-Backed Certificates ‡	5.410	5/25/2007	2,999,352
2,213,847	First Horizon ABS Trust †	5.480	5/25/2007	2,212,067
5,000,000	Ford Credit Floor Plan Master Owner Trust †‡	5.500	5/15/2007	5,001,175
342,836	Fremont Home Loan Trust †	5.480	5/25/2007	342,852
6,000,000	GE Dealer Floorplan Master Note Trust ±†	5.360	5/20/2007	6,001,128
6,500,000	GMAC Mortgage Corporation Loan Trust ±†‡	5.390	5/25/2007	6,490,731
6,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.410	5/25/2007	5,999,448
3,470,001	GMAC Mortgage Corporation Loan Trust †	5.420	5/25/2007	3,470,171
1,368,438	Household Automotive Trust	5.400	6/17/2009	1,368,690
5,408,729	IndyMac Seconds Asset-Backed Trust †	5.490	5/25/2007	5,404,504
56,741	Option One Mortgage Loan Trust †	5.480	5/25/2007	56,747
245,879	Popular ABS Mortgage Pass-Through Trust †	5.430	5/25/2007	245,881
1,517,196	Residential Asset Mortgage Products, Inc. †	5.430	5/25/2007	1,517,333
5,000,000	Residential Funding Mortgage Securities II †‡	5.450	5/25/2007	5,000,000

	Total Asset-Backed Securities			66,979,158

Basic Materials (2.8%)
2,970,000	Alcan, Inc. ±	5.000	6/1/2015	2,859,070
2,850,000	BHP Billiton Finance, Ltd. ~	5.400	3/29/2017	2,842,131
1,720,000	Dow Chemical Company ‡	7.375	11/1/2029	1,916,293
1,000,000	Freeport-McMoRan Copper & Gold, Inc. †‡	8.564	10/1/2007	1,055,000
4,700,000	Glencore Funding, LLC ~	6.000	4/15/2014	4,693,392
2,980,000	Lubrizol Corporation	5.500	10/1/2014	2,925,654
2,000,000	Lyondell Chemical Company ‡	8.000	9/15/2014	2,095,000
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	2,013,982

	Total Basic Materials			20,400,522

Capital Goods (2.0%)
1,600,000	CRH America, Inc. ~	6.000	9/30/2016	1,635,651
2,219,000	Goodrich Corporation *±	6.800	7/1/2036	2,403,632
1,170,000	Lockheed Martin Corporation ±	6.150	9/1/2036	1,218,824
3,250,000	Oakmont Asset Trust	4.514	12/22/2008	3,189,911
1,200,000	Owens Corning, Inc.	7.000	12/1/2036	1,202,855
1,860,000	Sealed Air Corporation	6.875	7/15/2033	1,863,114
2,640,105	Systems 2001 Asset Trust, LLC	6.664	9/15/2013	2,785,073

	Total Capital Goods			14,299,060

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Commercial Mortgage-Backed Securities (17.4%)
$6,000,000	Banc of America Commercial Mortgage, Inc. ±~	5.001%	9/10/2010	$5,970,156
2,727,334	Banc of America Commercial Mortgage, Inc. ±	4.037	11/10/2039	2,672,422
2,000,000	Banc of America Commercial Mortgage, Inc. ±~	5.118	7/11/2043	1,990,876
4,000,000	Banc of America Large Loan Trust †‡	5.430	5/15/2007	3,999,980
4,000,000	Banc of America Large Loan Trust †‡	5.530	5/15/2007	4,000,804
6,750,102	Banc of America Mortgage Securities, Inc. ~	4.804	9/25/2035	6,691,761
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †~	5.470	5/15/2007	3,000,000
3,000,000	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	2,988,456
704,454	Commercial Mortgage Pass-Through Certificates †	5.420	5/15/2007	704,487
4,000,000	Commercial Mortgage Pass-Through Certificates †‡	5.450	5/15/2007	3,999,976
4,000,000	Credit Suisse Mortgage Capital Certificates †~	5.490	5/15/2007	3,999,976
6,500,000	Crown Castle International Corporation ±	5.245	11/15/2036	6,498,368
6,000,000	Greenwich Capital Commercial Funding Corporation ‡	6.113	7/10/2038	6,259,962
2,887,559	HomeBanc Mortgage Trust	6.014	4/25/2037	2,928,404
2,750,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	4.302	1/15/2038	2,661,810
5,991,301	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	5.284	5/15/2047	5,998,766
5,785,355	J.P. Morgan Mortgage Trust ‡	5.011	7/25/2035	5,749,156
3,633,592	Lehman Brothers “CALSTRS” Mortgage Trust ±	3.988	11/20/2012	3,603,510
4,596,889	Merrill Lynch Mortgage Investors, Inc.	4.876	6/25/2035	4,578,309
10,000,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	9,624,610
5,500,000	Merrill Lynch Mortgage Trust ±	5.441	1/12/2044	5,486,574
4,507,661	Thornburg Mortgage Securities Trust †	5.410	5/25/2007	4,497,780
5,000,000	Wachovia Bank Commercial Mortgage Trust †	5.440	5/15/2007	4,999,975
4,238,632	Wachovia Mortgage Loan Trust, LLC	5.574	5/20/2036	4,272,414
4,941,058	Washington Mutual Alternative Loan Trust †	6.070	5/25/2007	4,937,198
2,310,409	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	2,242,370
2,881,380	Washington Mutual Mortgage Pass-Through Certificates	5.610	5/25/2007	2,884,889
3,614,193	Washington Mutual Mortgage Pass-Through Certificates	4.836	9/25/2035	3,569,721
4,340,179	Zuni Mortgage Loan Trust †	5.450	5/25/2007	4,336,164

	Total Commercial Mortgage-Backed Securities			125,148,874

Communications Services (7.8%)
890,000	AT&T Corporation ‡	8.000	11/15/2031	1,115,183
4,000,000	British Telecom plc ±	8.625	12/15/2010	4,461,928
845,000	British Telecom plc ~	9.125	12/15/2030	1,178,238
1,300,000	Comcast Corporation ±	5.900	3/15/2016	1,325,952
3,520,000	Comcast Corporation ‡	5.875	2/15/2018	3,551,821
4,000,000	Cox Communications, Inc. ‡	4.625	6/1/2013	3,824,172
845,000	Cox Communications, Inc. ‡	5.450	12/15/2014	836,261
1,200,000	Embarq Corporation ‡	7.082	6/1/2016	1,239,767
3,300,000	Intelsat Intermediate, Inc. >‡	Zero Coupon	2/1/2010	2,772,000
2,500,000	New Cingular Wireless Services, Inc. ±‡~	8.125	5/1/2012	2,813,820
765,000	New Cingular Wireless Services, Inc. ±‡	8.750	3/1/2031	1,000,970
1,350,000	News America, Inc.	6.400	12/15/2035	1,360,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Communications Services — continued
$3,260,000	Nextel Communications, Inc. ±	7.375%	8/1/2015	$3,372,388
1,650,000	Nextel Partners, Inc.	8.125	7/1/2011	1,721,653
3,200,000	Qwest Corporation	8.875	3/15/2012	3,536,000
2,960,000	Rogers Cable, Inc.	5.500	3/15/2014	2,930,400
2,200,000	Rogers Cable, Inc. *	6.750	3/15/2015	2,315,500
320,000	Rogers Cable, Inc.	8.750	5/1/2032	401,600
2,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	2,065,000
1,460,000	Sprint Nextel Corporation	6.000	12/1/2016	1,432,873
2,000,000	Telecom Italia Capital SA ±	5.250	11/15/2013	1,958,886
1,750,000	Telecom Italia Capital SA	5.250	10/1/2015	1,682,049
3,350,000	Time Warner Cable, Inc.	5.850	5/1/2017	3,370,127
475,000	Time Warner Cable, Inc.	6.550	5/1/2037	480,379
1,150,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,369,763
3,000,000	Verizon Communications, Inc. ±‡	5.550	2/15/2016	3,007,989
1,165,000	Verizon Communications, Inc. *	5.500	4/1/2017	1,159,664

	Total Communications Services			56,284,897

Consumer Cyclical (3.6%)
800,000	Beazer Homes USA, Inc.	8.375	4/15/2012	794,000
3,000,000	DaimlerChrysler North American Holdings Corporation	5.750	9/8/2011	3,045,759
1,450,000	Federated Retail Holdings, Inc.	5.350	3/15/2012	1,449,274
1,700,000	Federated Retail Holdings, Inc. ‡	5.900	12/1/2016	1,708,542
1,850,000	Ford Motor Credit Company ‡	6.625	6/16/2008	1,848,942
700,000	JC Penney & Company, Inc.	7.950	4/1/2017	803,640
310,000	JC Penney Corporation, Inc.	5.750	2/15/2018	309,287
1,360,000	JC Penney Corporation, Inc.	6.375	10/15/2036	1,355,538
800,000	KB Home	6.250	6/15/2015	744,000
2,000,000	Marriott International, Inc. ~	7.000	1/15/2008	2,015,522
2,650,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	2,668,778
2,000,000	Royal Caribbean Cruises, Ltd.	7.250	6/15/2016	2,072,556
2,812,954	SLM Private Credit Student Loan Trust †	5.365	6/15/2007	2,812,911
1,930,000	Walmart Stores, Inc.	5.875	4/5/2027	1,944,587
1,540,000	Walt Disney Company ‡	5.625	9/15/2016	1,573,047
800,000	Yum! Brands, Inc. *	6.250	4/15/2016	823,142

	Total Consumer Cyclical			25,969,525

Consumer Non-Cyclical (3.3%)
3,600,000	Abbott Laboratories ±	5.600	5/15/2011	3,671,363
800,000	AmerisourceBergen Corporation ~	5.625	9/15/2012	799,391
2,000,000	AmerisourceBergen Corporation ~	5.875	9/15/2015	1,982,792
2,215,000	Baxter International, Inc. ±	5.900	9/1/2016	2,288,573
3,800,000	Bunge Limited Finance Corporation ‡	5.350	4/15/2014	3,682,614
2,000,000	Laboratory Corporation of America Holdings	5.625	12/15/2015	1,980,382
1,315,000	Procter & Gamble Company	5.550	3/5/2037	1,296,028
2,800,000	Triad Hospitals, Inc.	7.000	5/15/2012	2,912,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$4,025,000	Wyeth ‡~	6.950%	3/15/2011	$4,281,195
910,000	Wyeth	5.950	4/1/2037	909,928

	Total Consumer Non-Cyclical			23,804,266

Energy (3.9%)
2,700,000	Apache Corporation ‡	5.250	4/15/2013	2,704,026
4,200,000	Canadian Natural Resources, Ltd. ~	5.700	5/15/2017	4,212,621
1,100,000	Consolidated Natural Gas Company ‡	5.000	12/1/2014	1,070,885
3,100,000	Enterprise Products Operating, LP ±‡	5.600	10/15/2014	3,109,691
1,800,000	Magellan Midstream Partners, LP	6.450	6/1/2014	1,878,124
1,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	1,547,834
1,850,000	Premcor Refining Group, Inc.	6.750	5/1/2014	1,927,879
3,375,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	3,255,120
1,100,000	Southern California Gas Company	5.750	11/15/2035	1,093,256
2,000,000	Southern Natural Gas Company	5.900	4/1/2017	2,011,800
2,400,000	Southern Star Central Corporation	6.750	3/1/2016	2,412,000
2,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	2,270,000
600,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	620,250

	Total Energy			28,113,486

Financials (22.0%)
1,600,000	Ace INA Holdings, Inc. ±	6.700	5/15/2036	1,713,843
2,400,000	American International Group, Inc. ‡~	6.250	3/15/2037	2,388,835
1,900,000	Archstone-Smith Operating Trust ±	5.625	8/15/2014	1,918,375
2,600,000	AXA SA ±	6.463	12/14/2018	2,569,104
720,000	BAC Capital Trust XI ~	6.625	5/23/2036	771,736
2,400,000	BAC Capital Trust XIV ‡	5.630	3/15/2012	2,409,331
2,100,000	BNP Paribas SA ~	5.186	6/29/2015	2,023,583
715,000	Capital One Capital III ‡	7.686	8/15/2036	772,409
1,540,000	Capital One Financial Corporation ‡	5.250	2/21/2017	1,467,669
1,000,000	Corestates Capital Trust I ‡	8.000	12/15/2026	1,039,907
1,200,000	Coventry Health Care, Inc. ‡	5.875	1/15/2012	1,217,707
1,000,000	Coventry Health Care, Inc. ‡	6.125	1/15/2015	1,013,534
1,000,000	Coventry Health Care, Inc. ‡	5.950	3/15/2017	993,297
4,000,000	Credit Suisse USA, Inc. ±	5.250	3/2/2011	4,025,384
2,800,000	Endurance Specialty Holdings, Ltd. ±	6.150	10/15/2015	2,800,322
1,500,000	ERP Operating, LP ±	5.125	3/15/2016	1,465,587
1,600,000	Everest Reinsurance Holdings, Inc. §	6.600	5/15/2037	1,605,763
1,625,000	General Electric Capital Corporation ‡	5.720	8/22/2011	1,637,163
3,200,000	General Electric Capital Corporation ‡	4.375	3/3/2012	3,109,206
7,985,000	General Motors Acceptance Corporation ±	6.875	9/15/2011	8,011,838
4,600,000	General Motors Acceptance Corporation, LLC ±	6.000	12/15/2011	4,478,997
3,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	3,421,887
2,500,000	HSBC Capital Funding, LP/Jersey Channel Islands ±	9.547	6/30/2010	2,805,818
815,000	HSBC Holdings plc ‡	6.500	5/2/2036	873,032

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Financials — continued
$2,095,000	International Lease Finance Corporation	5.750%	6/15/2011	$2,150,103
3,350,000	iStar Financial, Inc. ‡	5.850	3/15/2017	3,342,211
2,940,000	J.P. Morgan Chase Bank NA ~	5.875	6/13/2016	3,041,136
1,830,000	Liberty Property, LP	5.500	12/15/2016	1,820,746
3,795,000	Lincoln National Corporation	7.000	5/17/2016	4,007,922
2,000,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	1,950,660
1,500,000	Merrill Lynch & Company, Inc. ±	6.050	5/16/2016	1,546,196
850,000	Merrill Lynch & Company, Inc.	6.110	1/29/2037	844,422
4,420,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	4,514,318
2,000,000	Monumental Global Funding II ‡	4.625	3/15/2010	1,975,238
1,600,000	Morgan Stanley	3.875	1/15/2009	1,568,733
2,280,000	Morgan Stanley *	6.250	8/9/2026	2,357,260
4,000,000	Preferred Term Securities XXIII, Ltd. †	5.555	6/22/2007	4,000,000
2,050,000	ProLogis	5.500	4/1/2012	2,072,921
1,400,000	ProLogis	5.625	11/15/2015	1,414,095
2,000,000	Protective Life Secured Trust	4.850	8/16/2010	2,001,948
1,500,000	Prudential Financial, Inc.	4.750	6/13/2015	1,431,248
725,000	Prudential Financial, Inc. *	5.900	3/17/2036	723,942
725,000	Prudential Financial, Inc. ~	5.700	12/14/2036	697,901
1,600,000	QBE Capital Funding II, LP §	6.797	6/1/2017	1,613,822
2,250,000	RBS Capital Trust I	5.512	9/30/2014	2,216,601
3,120,000	Residential Capital Corporation †	6.457	7/17/2007	3,114,581
2,200,000	Residential Capital Corporation †	7.187	7/17/2007	2,189,851
4,900,000	Residential Capital Corporation	6.000	2/22/2011	4,844,096
4,340,000	Residential Capital Corporation	6.500	4/17/2013	4,337,704
4,000,000	Resona Bank, Ltd.	5.850	4/15/2016	3,980,640
2,250,000	Simon Property Group, LP ±	4.600	6/15/2010	2,213,406
1,400,000	Simon Property Group, LP *	5.375	6/1/2011	1,409,485
1,485,000	Simon Property Group, LP	5.750	12/1/2015	1,512,075
3,900,000	SLM Corporation *	5.400	10/25/2011	3,741,531
2,340,000	SMFG Preferred Capital GBP 1, Ltd.	6.078	1/25/2017	2,346,201
4,190,000	Student Loan Marketing Corporation	4.500	7/26/2010	3,996,355
2,600,000	Swiss RE Capital I, LP *	6.854	5/25/2016	2,714,538
2,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	1,969,464
2,420,000	Wachovia Bank NA	4.875	2/1/2015	2,344,607
2,225,000	Wachovia Capital Trust III	5.800	3/15/2011	2,258,152
2,350,000	Wachovia Corporation	5.300	10/15/2011	2,368,003
2,170,000	Washington Mutual Bank FA	5.125	1/15/2015	2,089,938
800,000	Washington Mutual Preferred Funding *	6.665	12/15/2016	797,446
4,000,000	WellPoint, Inc.	5.000	12/15/2014	3,889,336
2,940,000	Willis North America, Inc.	6.200	3/28/2017	2,950,566
3,080,000	Woori Bank §	6.208	5/2/2037	3,079,908

	Total Financials			157,973,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Foreign (0.5%)
$3,200,000	Pemex Finance, Ltd.	9.030%	2/15/2011	$3,428,096

	Total Foreign			3,428,096

Mortgage-Backed Securities (16.9%)
84,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through § ~	5.500	5/1/2037	83,055,000
38,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	5/1/2037	38,285,000

	Total Mortgage-Backed Securities			121,340,000

Transportation (3.9%)
1,800,000	Burlington Northern Santa Fe Corporation ±	7.000	12/15/2025	1,955,470
2,202,380	Continental Airlines, Inc. ±	7.875	7/2/2018	2,290,476
2,250,000	Continental Airlines, Inc. ~	5.983	4/19/2022	2,238,750
1,000,000	FedEx Corporation ‡	3.500	4/1/2009	969,830
4,478,050	FedEx Corporation ‡	6.720	1/15/2022	4,830,607
1,750,000	Hertz Corporation ‡	8.875	1/1/2014	1,885,625
2,260,000	Norfolk Southern Corporation	5.640	5/17/2029	2,116,544
8,400,000	Northwest Airlines, Inc. =	6.841	4/1/2011	8,400,000
3,097,062	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	3,081,576

	Total Transportation			27,768,878

U.S. Government (9.1%)
3,250,000	Federal Home Loan Bank *	5.625	6/13/2016	3,347,903
7,500,000	Federal National Mortgage Association ‡	5.300	2/22/2011	7,484,580
6,700,000	U.S. Treasury Bonds *	6.250	8/15/2023	7,725,415
1,020,000	U.S. Treasury Bonds *	7.625	2/15/2025	1,349,508
6,220,000	U.S. Treasury Bonds *	6.125	8/15/2029	7,263,305
1,400,000	U.S. Treasury Notes *	4.500	3/31/2012	1,398,852
425,000	U.S. Treasury Notes	4.625	2/15/2017	424,801
21,048,300	U.S. Treasury Notes, TIPS	2.000	7/15/2014	20,870,696
17,000,000	U.S. Treasury Principal Strips *	Zero Coupon	11/15/2022	7,927,763
10,250,000	U.S. Treasury Strips	Zero Coupon	2/15/2013	7,917,684

	Total U.S. Government			65,710,507

Utilities (6.2%)
2,000,000	Baltimore Gas & Electric Company ±	5.900	10/1/2016	2,034,532
1,250,000	Carolina Power & Light, Inc. ±	5.150	4/1/2015	1,235,569
1,640,000	Cincinnati Gas & Electric Company ±	5.700	9/15/2012	1,671,249
2,635,000	Cleveland Electric Illuminating Company ±	7.430	11/1/2009	2,764,592
1,065,000	Cleveland Electric Illuminating Company ~	5.700	4/1/2017	1,062,547
1,885,000	Commonwealth Edison Company ‡	5.400	12/15/2011	1,860,998
1,500,000	DTE Energy Company ‡	6.375	4/15/2033	1,550,552
1,000,000	Exelon Corporation ±‡	6.750	5/1/2011	1,045,881
2,000,000	Exelon Corporation ‡	4.900	6/15/2015	1,899,548
1,200,000	Florida Power & Light Company ‡	6.200	6/1/2036	1,276,840

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (108.7%)	Rate	Date	Value

Utilities — continued
$2,000,000	ITC Holdings Corporation ±	5.875%	9/30/2016	$2,013,516
1,475,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	1,448,634
1,600,000	MidAmerican Energy Holdings Company	6.125	4/1/2036	1,626,309
4,100,000	NiSource Finance Corporation ±	7.875	11/15/2010	4,448,742
1,500,000	NRG Energy, Inc. ±	7.250	2/1/2014	1,552,500
1,000,000	NRG Energy, Inc. ±	7.375	2/1/2016	1,038,750
950,000	Ohio Edison Company	6.875	7/15/2036	1,040,847
1,306,263	Power Contract Financing, LLC ±	6.256	2/1/2010	1,318,020
2,072,919	Power Receivables Finance, LLC	6.290	1/1/2012	2,093,026
790,000	Progress Energy, Inc.	7.000	10/30/2031	883,702
3,200,000	PSEG Power, LLC	5.000	4/1/2014	3,085,725
1,360,000	PSI Energy, Inc.	5.000	9/15/2013	1,325,219
1,730,000	Southwestern Public Service Company	6.000	10/1/2036	1,719,478
2,900,000	TXU Energy Company, LLC †	5.850	6/18/2007	2,900,235
1,585,000	Virginia Electric & Power Company *	6.000	1/15/2036	1,603,556

	Total Utilities			44,500,567

	Total Long-Term Fixed Income (cost $776,837,371)			781,721,469

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

130	Put on S&P 500 Mini Futures	$1,470	6/18/2007	$122,200
590	Call on U.S. Treasury Bond Futures	109	6/22/2007	230,469

	Total Options Purchased (cost $337,629)			352,669

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.8%)	Rate (+)	Date	Value

34,457,654	Thrivent Financial Securities Lending Trust	5.330%	N/A	$34,457,654

	Total Collateral Held for Securities Loaned
	(cost $34,457,654)			34,457,654

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate (+)	Date	Value

$4,000,000	Barclays US Funding Corporation ‡	5.235%	7/27/2007	$3,949,395
5,000,000	Louis Dreyfus Corporation ‡	5.275	5/16/2007	4,989,010
32,529,861	Thrivent Money Market Fund	5.030	N/A	32,529,861
3,850,000	Total Capital SA	5.300	5/1/2007	3,850,000

	Total Short-Term Investments (at amortized cost)			45,318,266

	Total Investments (cost $856,950,920) 119.8%			$861,850,058

	Other Assets and Liabilities, Net (19.8%)			(142,197,954)

	Total Net Assets 100.0%			$719,652,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Income Fund
Schedule of Investments as of April 30, 2007 (unaudited)

		Number of		Notional
		Contracts	Expiration	Principal		Unrealized
Futures		Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures		50	June 2007	$5,257,965	$5,291,407	$33,442
10-Yr. U.S. Treasury Bond Futures		(630)	June 2007	(68,240,266)	(68,246,722)	(6,456)
20-Yr. U.S. Treasury Bond Futures		(70)	June 2007	(7,740,255)	(7,822,500)	(82,245)
Euro-Bund Futures		(56)	June 2007	(6,356,980)	(6,405,315)	(48,335)

		Number of	Exercise	Expiration		Unrealized
Call Options		Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association		35	$98.92	May 2007	($16,943)	$54,151
Conventional 30-Yr. Pass Through

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Dow Jones CDX North America	N/A	N/A	Buy	December 2011	($6,000,000)	($7,333)
Investment Grade Index Series 7,
at 3.25% Credit Default Swap

Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	35,000,000	—
Total Rate of Return Swap	CMBS Aaa 8.5+	Less 0.45%
Effective May 1, 2007	Yr Index

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2007, $1,686,943 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $95,946,843, $41,570,820 and $4,272,628 of investments were earmarked as collateral to cover open financial futures contracts, swap contracts and an unfunded loan commitment, respectively. The unfunded loan commitment is discussed in item 2(U) of the Notes to Financial Statements.

~ All or a portion of the security was earmarked as collateral to cover options.

= In bankruptcy.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$7,764,852
Gross unrealized depreciation	(2,865,714)

Net unrealized appreciation (depreciation)	$4,899,138
Cost for federal income tax purposes	$856,950,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (123.3%)	Rate	Date	Value

Asset-Backed Securities (24.5%)
$5,000,000	Americredit Automobile Receivables Trust ±†	5.400%	5/6/2007	$4,997,800
2,727,420	Associates Manufactured Housing Contract
	Pass-Through Certificates ±	7.900	3/15/2027	2,784,178
5,000,000	Bear Stearns Asset-Backed Securities, Inc. ±†‡	5.560	5/25/2007	5,001,845
2,887,342	Bear Stearns Mortgage Funding Trust ±†	5.460	5/25/2007	2,885,283
2,128,603	CIT Equipment Collateral ±	4.420	5/20/2009	2,118,535
3,500,000	Countrywide Asset-Backed Certificates ±‡	5.549	4/25/2036	3,489,084
4,000,000	Credit Based Asset Servicing and Securitization, LLC †‡	5.430	5/25/2007	3,998,460
2,500,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	2,492,650
5,000,000	DaimlerChrysler Master Owner Trust ±†‡	5.370	5/15/2007	5,000,455
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates ±†	5.410	5/25/2007	2,499,460
789,657	First Franklin Mortgage Loan Asset-Backed Certificates †	5.420	5/25/2007	789,740
3,608,999	First Horizon ABS Trust †‡	5.450	5/25/2007	3,606,061
2,951,796	First Horizon ABS Trust †‡	5.480	5/25/2007	2,949,422
428,545	Fremont Home Loan Trust †‡	5.480	5/25/2007	428,565
5,000,000	GE Dealer Floorplan Master Note Trust ±†	5.360	5/20/2007	5,000,940
4,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.390	5/25/2007	3,994,296
5,000,000	GMAC Mortgage Corporation Loan Trust †‡	5.410	5/25/2007	4,999,540
2,082,000	GMAC Mortgage Corporation Loan Trust †	5.420	5/25/2007	2,082,102
1,321,158	Green Tree Financial Corporation ±	7.650	10/15/2027	1,365,790
1,296,163	Master Asset-Backed Securities Trust †	5.400	5/25/2007	1,296,364
3,043,029	National Collegiate Student Loan Trust †	5.380	5/25/2007	3,044,989
189,138	Option One Mortgage Loan Trust ±†	5.480	5/25/2007	189,156
867,875	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	855,896
307,349	Popular ABS Mortgage Pass-Through Trust †	5.430	5/25/2007	307,351
1,582,969	Popular ABS Mortgage Pass-Through Trust †	5.450	5/25/2007	1,583,317
1,419,931	Popular ABS Mortgage Pass-Through Trust ±	4.000	12/25/2034	1,410,222
5,000,000	Renaissance Home Equity Loan Trust ±	5.608	5/25/2036	4,991,105
25,957	Residential Asset Securities Corporation †	5.430	5/25/2007	25,958
979,037	Residential Asset Securities Corporation	4.160	7/25/2030	966,999
4,000,000	Residential Funding Mortgage Securities II †‡	5.450	5/25/2007	4,000,000
1,656,895	SLM Student Loan Trust ±†	5.365	7/25/2007	1,657,405
266,765	Specialty Underwriting and Residential Finance Trust †	5.440	5/25/2007	266,770
5,000,000	Textron Financial Floorplan Master Note Trust ±†	5.440	5/13/2007	5,006,105
3,998,093	Wachovia Asset Securitization, Inc. †	5.460	5/25/2007	3,998,093

	Total Asset-Backed Securities			90,083,936

Basic Materials (1.2%)
1,020,000	Alcan, Inc. ±	5.000	6/1/2015	981,903
845,000	BHP Billiton Finance, Ltd. ~	5.400	3/29/2017	842,667
430,000	Dow Chemical Company	7.375	11/1/2029	479,073
2,000,000	Precision Castparts Corporation ±	5.600	12/15/2013	2,013,982

	Total Basic Materials			4,317,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (123.3%)	Rate	Date	Value

Capital Goods (1.3%)
$890,000	Goodrich Corporation *	6.290%	7/1/2016	$931,512
410,000	Lockheed Martin Corporation	6.150	9/1/2036	427,109
2,750,000	Oakmont Asset Trust ±	4.514	12/22/2008	2,699,155
625,000	Sealed Air Corporation ‡	6.875	7/15/2033	626,046

	Total Capital Goods			4,683,822

Commercial Mortgage-Backed Securities (26.1%)
20,398	Banc of America Commercial Mortgage, Inc.	4.037	11/10/2039	19,988
5,000,000	Banc of America Commercial Mortgage, Inc. ±‡	6.085	6/11/2035	5,075,105
5,000,000	Banc of America Large Loan Trust †‡	5.530	5/15/2007	5,001,005
4,218,814	Banc of America Mortgage Securities, Inc. ±	4.804	9/25/2035	4,182,351
5,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †~	5.470	5/15/2007	5,000,000
1,421,391	Citigroup Commercial Mortgage Trust ±†	5.390	5/15/2007	1,421,384
587,045	Commercial Mortgage Pass-Through Certificates ±†	5.420	5/15/2007	587,073
4,000,000	Commercial Mortgage Pass-Through Certificates †	5.450	5/15/2007	3,999,976
4,000,000	Credit Suisse Mortgage Capital Certificates †~	5.490	5/15/2007	3,999,976
4,000,000	Crown Castle International Corporation ‡	5.245	11/15/2036	3,998,996
4,100,000	First Union National Bank Commercial Mortgage Trust ±	7.390	12/15/2031	4,266,759
5,000,000	GS Mortgage Securities Corporation ±	5.560	11/10/2039	5,065,780
2,887,559	HomeBanc Mortgage Trust ±	6.014	4/25/2037	2,928,404
4,149,495	J.P. Morgan Alternative Loan Trust ±	5.796	3/25/2036	4,197,372
4,700,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ~	5.198	12/15/2044	4,701,133
3,694,636	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ‡	5.284	5/15/2047	3,699,239
5,500,000	LB-UBS Commercial Mortgage Trust ±	4.187	8/15/2029	5,383,340
3,830,741	Merrill Lynch Mortgage Investors, Inc. ±	4.876	6/25/2035	3,815,257
3,250,000	Merrill Lynch Mortgage Trust ±	5.441	1/12/2044	3,242,067
3,195,027	National Collegiate Student Loan Trust †	5.390	5/25/2007	3,196,273
3,606,129	Thornburg Mortgage Securities Trust †	5.410	5/25/2007	3,598,224
3,662,790	Thornburg Mortgage Securities Trust ±†	5.430	5/25/2007	3,660,219
5,000,000	Wachovia Bank Commercial Mortgage Trust †	5.440	5/15/2007	4,999,975
3,465,614	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	3,363,555
3,614,193	Washington Mutual Mortgage Pass-Through Certificates	4.836	9/25/2035	3,569,721
2,893,453	Zuni Mortgage Loan Trust †	5.450	5/25/2007	2,890,776

	Total Commercial Mortgage-Backed Securities			95,863,948

Communications Services (4.5%)
380,000	AT&T Corporation ±	8.000	11/15/2031	476,146
2,000,000	British Telecom plc ±	8.625	12/15/2010	2,230,964
270,000	British Telecom plc ~	9.125	12/15/2030	376,479
1,300,000	Comcast Corporation ‡	5.875	2/15/2018	1,311,752
935,000	Cox Communications, Inc. ±	5.450	12/15/2014	925,330
520,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	680,398
510,000	News America, Inc. ±	6.400	12/15/2035	513,972
1,600,000	Nextel Communications, Inc. ±	7.375	8/1/2015	1,655,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (123.3%)	Rate	Date	Value

Communications Services — continued
$1,300,000	Nextel Partners, Inc. ‡	8.125%	7/1/2011	$1,356,454
1,480,000	Rogers Cable, Inc. ‡	5.500	3/15/2014	1,465,200
975,000	Rogers Cable, Inc.	6.750	3/15/2015	1,026,188
130,000	Rogers Cable, Inc.	8.750	5/1/2032	163,150
1,175,000	Telecom Italia Capital SA ±	5.250	10/1/2015	1,129,376
700,000	Time Warner Cable, Inc.	5.400	7/2/2012	701,944
650,000	Time Warner Cable, Inc.	5.850	5/1/2017	653,905
250,000	Time Warner Cable, Inc.	6.550	5/1/2037	252,831
990,000	Verizon Communications, Inc. ±	5.550	2/15/2016	992,636
515,000	Verizon Communications, Inc.	5.500	4/1/2017	512,641

	Total Communications Services			16,424,526

Consumer Cyclical (1.3%)
1,250,000	Ford Motor Credit Company ±	6.625	6/16/2008	1,249,285
925,000	JC Penney Corporation, Inc.	5.750	2/15/2018	922,873
1,110,000	Nissan Motor Acceptance Corporation ±	5.625	3/14/2011	1,117,865
800,000	Walmart Stores, Inc.	5.875	4/5/2027	806,046
530,000	Walt Disney Company ‡	5.625	9/15/2016	541,373

	Total Consumer Cyclical			4,637,442

Consumer Non-Cyclical (1.3%)
1,845,000	Abbott Laboratories ±‡	5.600	5/15/2011	1,881,573
765,000	Baxter International, Inc. ‡	5.900	9/1/2016	790,410
575,000	Procter & Gamble Company	5.550	3/5/2037	566,704
1,325,000	Wyeth ‡	6.950	3/15/2011	1,409,338
340,000	Wyeth	5.950	4/1/2037	339,973

	Total Consumer Non-Cyclical			4,987,998

Energy (0.9%)
900,000	Apache Corporation ~	5.250	4/15/2013	901,342
1,100,000	Canadian Natural Resources, Ltd. ±	5.700	5/15/2017	1,103,306
1,500,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ±	5.298	9/30/2020	1,446,720

	Total Energy			3,451,368

Financials (12.3%)
1,005,000	American International Group, Inc. ±	6.250	3/15/2037	1,000,325
125,000	BAC Capital Trust XI ±	6.625	5/23/2036	133,982
1,000,000	BAC Capital Trust XIV ±	5.630	3/15/2012	1,003,888
440,000	Capital One Capital III ~	7.686	8/15/2036	475,329
1,250,000	Corestates Capital Trust I ±	8.000	12/15/2026	1,299,884
2,500,000	Deluxe Corporation ±	3.500	10/1/2007	2,450,000
355,000	General Electric Capital Corporation ~	5.720	8/22/2011	357,657
2,225,000	General Electric Capital Corporation ‡	4.375	3/3/2012	2,161,870
2,200,000	General Motors Acceptance Corporation ‡	6.875	9/15/2011	2,207,394
1,700,000	General Motors Acceptance Corporation, LLC ±	6.000	12/15/2011	1,655,282
1,500,000	Goldman Sachs Group, Inc. ±	5.125	1/15/2015	1,466,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (123.3%)	Rate	Date	Value

Financials — continued
$575,000	HSBC Holdings plc ±	6.500%	5/2/2036	$615,943
765,000	International Lease Finance Corporation *	5.750	6/15/2011	785,121
985,000	iStar Financial, Inc. *	5.850	3/15/2017	982,710
850,000	J.P. Morgan Chase Bank NA ‡	5.875	6/13/2016	879,240
630,000	Liberty Property, LP	5.500	12/15/2016	626,814
850,000	Lincoln National Corporation ±	7.000	5/17/2016	897,690
600,000	Merrill Lynch & Company, Inc. ±	6.050	5/16/2016	618,478
1,595,000	Mitsubishi UFG Capital Finance, Ltd. ‡	6.346	7/25/2016	1,629,036
720,000	Morgan Stanley ±	6.250	8/9/2026	744,398
2,000,000	ProLogis ±	5.500	4/1/2012	2,022,362
1,000,000	Prudential Financial, Inc. ‡	5.500	3/15/2016	1,002,445
390,000	Prudential Financial, Inc. *	5.700	12/14/2036	375,423
1,875,000	RBS Capital Trust I ‡	5.512	9/30/2014	1,847,168
2,040,000	Residential Capital Corporation ±†	6.457	7/17/2007	2,036,457
1,295,000	Residential Capital Corporation ‡	6.000	2/22/2011	1,280,225
1,445,000	Residential Capital Corporation ±	6.500	4/17/2013	1,444,236
1,675,000	Resona Bank, Ltd. ‡	5.850	4/15/2016	1,666,893
1,750,000	Simon Property Group, LP ±	4.600	6/15/2010	1,721,538
1,240,000	Simon Property Group, LP ±	5.375	6/1/2011	1,248,401
1,250,000	SLM Corporation	5.400	10/25/2011	1,199,209
1,375,000	Student Loan Marketing Corporation	4.500	7/26/2010	1,311,453
850,000	Swiss RE Capital I, LP ±	6.854	5/25/2016	887,445
770,000	Wachovia Bank NA	4.875	2/1/2015	746,011
1,895,000	Wachovia Capital Trust III	5.800	3/15/2011	1,923,236
725,000	Washington Mutual Bank FA	5.125	1/15/2015	698,251
205,000	Washington Mutual Preferred Funding *	6.665	12/15/2016	204,345
760,000	Willis North America, Inc.	6.200	3/28/2017	762,731
800,000	Woori Bank §	6.208	5/2/2037	799,976

	Total Financials			45,169,369

Mortgage-Backed Securities (34.8%)
82,500,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through § ~	5.500	5/1/2037	81,571,874
46,000,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §	6.000	5/1/2037	46,345,000

	Total Mortgage-Backed Securities			127,916,874

Transportation (2.2%)
575,000	Burlington Northern Santa Fe Corporation ±	7.000	12/15/2025	624,664
1,150,000	Continental Airlines, Inc.	5.983	4/19/2022	1,144,250
1,188,524	FedEx Corporation ±	6.720	1/15/2022	1,282,096
650,000	Norfolk Southern Corporation	5.640	5/17/2029	608,741
2,940,000	Northwest Airlines, Inc. =‡	6.841	4/1/2011	2,940,000
1,550,000	Union Pacific Corporation	6.125	1/15/2012	1,601,228

	Total Transportation			8,200,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (123.3%)	Rate	Date	Value

U.S. Government (10.8%)
$2,000,000	Federal Home Loan Bank	5.625%	6/13/2016	$2,060,248
2,500,000	Federal National Mortgage Association ‡	5.300	2/22/2011	2,494,860
5,100,000	U.S. Treasury Notes *	4.625	2/29/2012	5,123,108
7,530,000	U.S. Treasury Notes *	4.000	2/15/2015	7,238,212
9,270,000	U.S. Treasury Notes *‡	4.125	5/15/2015	8,975,603
820,000	U.S. Treasury Notes *	4.625	11/15/2016	819,488
12,952,800	U.S. Treasury Notes, TIPS ‡	2.000	7/15/2014	12,843,504

	Total U.S. Government			39,555,023

Utilities (2.1%)
950,000	Cincinnati Gas & Electric Company ‡	5.700	9/15/2012	968,101
825,000	Cleveland Electric Illuminating Company ‡	5.700	4/1/2017	823,100
965,000	Commonwealth Edison Company ±	5.400	12/15/2011	952,713
1,500,000	Exelon Corporation ±	6.750	5/1/2011	1,568,822
1,036,459	Power Receivables Finance, LLC	6.290	1/1/2012	1,046,513
800,000	Progress Energy, Inc. ±	7.000	10/30/2031	894,888
800,000	PSI Energy, Inc. ±	5.000	9/15/2013	779,541
700,000	Virginia Electric & Power Company ±	6.000	1/15/2036	708,195

	Total Utilities			7,741,873

	Total Long-Term Fixed Income (cost $451,793,989)			453,034,783

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

65	Put on S&P 500 Mini Futures	$1470	6/18/2007	$61,100
210	Call on U.S. Treasury Bond Futures	109	6/22/2007	82,031

	Total Options Purchased (cost $138,012)			143,131

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.2%)	Rate (+)	Date	Value

22,920,860	Thrivent Financial Securities Lending Trust	5.330%	N/A	$22,920,860

	Total Collateral Held for Securities Loaned
	(cost $22,920,860)			22,920,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (8.9%)			Rate (+)	Date	Value

$5,000,000	Chariot Funding, LLC ~			5.280%	5/3/2007	$4,998,533
5,000,000	Louis Dreyfus Corporation ±			5.275	5/16/2007	4,989,010
13,570,613	Thrivent Money Market Fund			5.030	N/A	13,570,613
4,000,000	Thunder Bay Funding, Inc.			5.260	5/3/2007	3,998,831
5,000,000	Thunder Bay Funding, Inc.			5.280	5/4/2007	4,997,800

		Total Short-Term Investments (at amortized cost)				32,554,787

		Total Investments (cost $507,407,648) 138.4%				$508,653,561

		Other Assets and Liabilities, Net (38.4%)				(141,010,877)

		Total Net Assets 100.0%				$367,642,684

		Number of		Notional
		Contracts	Expiration	Principal		Unrealized
Futures		Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures		(5)	June 2007	($528,266)	($529,141)	($875)
10-Yr. U.S. Treasury Bond Futures		(294)	June 2007	(31,844,416)	(31,848,470)	(4,054)
20-Yr. U.S. Treasury Bond Futures		90	June 2007	10,042,964	10,057,500	14,536
Euro-Bund Futures		(25)	June 2007	(2,837,938)	(2,859,517)	(21,579)

		Number of	Exercise	Expiration		Unrealized
Call Options Written		Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association		20	$98.92	May 2007	($9,682)	$30,943
Conventional 30-Yr Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Core Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Dow Jones CDX North America	N/A	N/A	Buy	December 2011	($5,700,000)	($10,616)
Investment Grade Index Series 7,
at 3.25% Credit Default Swap

Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	15,000,000	—
Total Rate of Return Swap	CMBS Aaa 8.5+	Less 0.45%
Effective May 1, 2007	Yr Index

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2007, $2,233,953 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $49,927,408 and $23,181,349 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

= In bankruptcy.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$2,586,548
Gross unrealized depreciation	(1,340,635)

Net unrealized appreciation (depreciation)	$1,245,913
Cost for federal income tax purposes	$507,407,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Asset-Backed Securities (22.2%)
$1,500,000	Americredit Automobile Receivables Trust †‡	5.400%	5/6/2007	$1,499,340
1,000,000	Americredit Automobile Receivables Trust ‡	3.430	7/6/2011	979,726
119,157	Capital Auto Receivables Asset Trust ~	3.350	2/15/2008	119,060
772,819	Caterpillar Financial Asset Trust ~	3.900	2/25/2009	769,157
1,893,984	Chase Manhattan Auto Owner Trust ‡	4.840	7/15/2009	1,890,370
1,064,302	CIT Equipment Collateral ±	4.420	5/20/2009	1,059,268
2,000,000	Countrywide Asset-Backed Certificates ‡	5.549	4/25/2036	1,993,762
2,269,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	2,269,236
2,000,000	Countrywide Home Loans Asset-Backed Securities ±	6.085	6/25/2021	2,018,554
535,021	CPS Auto Trust ~	4.520	3/15/2010	533,307
2,500,000	Credit Acceptance Auto Dealer Loan Trust ‡	5.320	10/15/2012	2,500,000
2,000,000	Credit Based Asset Servicing and Securitization, LLC ‡	5.501	12/25/2036	1,994,120
3,000,000	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	3,004,857
1,500,000	DaimlerChrysler Master Owner Trust †‡	5.370	5/15/2007	1,500,136
2,500,000	Drive Auto Receivables Trust ‡	5.300	7/15/2011	2,503,712
174,949	First Franklin Mortgage Loan Asset-Backed Certificates ~	5.500	3/25/2036	174,825
85,709	Fremont Home Loan Trust †	5.480	5/25/2007	85,713
881,419	GE Commercial Loan Trust †	5.420	7/19/2007	881,410
1,500,000	GE Dealer Floorplan Master Note Trust †	5.360	5/20/2007	1,500,282
1,222,300	GE Equipment Small Ticket, LLC ~	4.380	7/22/2009	1,215,081
3,000,000	GMAC Mortgage Corporation Loan Trust †‡	5.390	5/25/2007	2,995,722
1,500,000	GMAC Mortgage Corporation Loan Trust ±†~	5.410	5/25/2007	1,499,862
1,735,000	GMAC Mortgage Corporation Loan Trust †‡	5.420	5/25/2007	1,735,085
2,500,000	GMAC Mortgage Corporation Loan Trust ‡	5.750	10/25/2036	2,501,758
1,500,000	Harley Davidson Motorcycle Trust ‡	5.240	1/15/2012	1,502,294
917,575	Harley Davidson Motorcycle Trust	3.200	5/15/2012	897,022
316,588	Honda Auto Receivables Owner Trust ±	2.910	10/20/2008	314,532
642,273	Honda Auto Receivables Owner Trust	2.790	3/16/2009	640,403
619,528	Honda Auto Receivables Owner Trust	2.960	4/20/2009	615,820
798,256	Household Automotive Trust	5.400	6/17/2009	798,403
3,500,000	Household Home Equity Loan Trust ‡	5.320	3/20/2036	3,496,230
2,000,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	2,002,914
664,326	John Deere Owner Trust ~	3.980	6/15/2009	660,343
166,098	Long Beach Asset Holdings Corporation	5.780	5/25/2046	159,246
508,242	Long Beach Asset Holdings Corporation	5.877	6/25/2046	485,371
3,000,000	Mortgage Equity Conversion Asset Trust †	5.370	5/25/2007	2,998,125
3,000,000	Mortgage Equity Conversion Asset Trust †	5.390	5/25/2007	2,998,125
4,437	Navistar Financial Corporation	4.090	7/15/2008	4,435
529,991	Nissan Auto Lease Trust	3.180	6/15/2010	527,424
1,000,000	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	995,765
401,131	Nomura Asset Acceptance Corporation †	5.460	5/25/2007	401,167
964,306	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	950,995
354,983	Popular ABS Mortgage Pass-Through Trust	4.000	12/25/2034	352,555
2,000,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	1,996,442
579,012	Residential Asset Securities Corporation	5.010	4/25/2033	563,378
3,000,000	Santander Drive Auto Receivables Trust	5.050	9/15/2011	2,995,476

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Asset-Backed Securities — continued
$497,068	SLM Student Loan Trust †	5.365%	7/25/2007	$497,222
1,500,000	Textron Financial Floorplan Master Note Trust †	5.440	5/13/2007	1,501,832
2,000,000	USAA Auto Owner Trust	4.830	4/15/2010	1,994,574
1,499,285	Wachovia Asset Securitization, Inc. †	5.460	5/25/2007	1,499,285
3,000,000	Wachovia Auto Loan Owner Trust	5.230	8/22/2011	3,005,046
4,000,000	Washington Mutual Master Note Trust †	5.350	5/15/2007	4,000,000

	Total Asset-Backed Securities			76,078,767

Basic Materials (0.8%)
600,000	BHP Billiton Finance, Ltd. ‡	5.125	3/29/2012	599,804
700,000	Equistar Chemicals, LP ~	10.125	9/1/2008	738,500
1,000,000	Lubrizol Corporation	4.625	10/1/2009	986,058
500,000	Monsanto Company	4.000	5/15/2008	491,752

	Total Basic Materials			2,816,114

Capital Goods (1.7%)
1,450,000	Goodrich Corporation ~	7.500	4/15/2008	1,475,152
1,000,000	John Deere Capital Corporation ±	4.400	7/15/2009	985,335
1,000,000	Oakmont Asset Trust	4.514	12/22/2008	981,511
880,000	Raytheon Company	6.750	8/15/2007	882,821
1,500,000	Tyco International Group SA Participation
	Certificate Trust	4.436	6/15/2007	1,498,661

	Total Capital Goods			5,823,480

Commercial Mortgage-Backed Securities (24.4%)
2,388,546	American Home Mortgage Assets †‡^	5.934	5/25/2007	2,394,517
1,600,000	Banc of America Commercial Mortgage, Inc. ±‡	5.001	9/10/2010	1,592,042
629,385	Banc of America Commercial Mortgage, Inc. ~	4.037	11/10/2039	616,713
3,000,000	Banc of America Large Loan Trust †‡	5.430	5/15/2007	2,999,985
3,000,000	Banc of America Large Loan Trust †	5.530	5/15/2007	3,000,603
1,265,644	Banc of America Mortgage Securities, Inc. ‡	4.804	9/25/2035	1,254,705
1,700,816	Bear Stearns Adjustable Rate Mortgage Trust ‡>	4.625	8/25/2010	1,674,944
2,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †~	5.470	5/15/2007	2,000,000
700,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	683,970
1,946,265	Chase Mortgage Finance Corporation ‡	4.579	2/25/2037	1,915,228
433,192	Citigroup Mortgage Loan Trust, Inc. ~	4.922	8/25/2035	430,264
2,000,000	Citigroup Mortgage Loan Trust, Inc. ±	5.536	3/25/2036	1,992,304
176,114	Commercial Mortgage Pass-Through Certificates †~	5.420	5/15/2007	176,122
1,000,000	Commercial Mortgage Pass-Through Certificates ±†	5.450	5/15/2007	999,994
1,923,730	Countrywide Home Loans, Inc. ~	5.369	3/20/2036	1,926,442
2,101,257	Countrywide Home Loans, Inc. ‡	5.884	9/20/2036	2,125,316
1,500,000	Credit Suisse Mortgage Capital Certificates †~	5.490	5/15/2007	1,499,991
2,500,000	Crown Castle International Corporation ‡	5.245	11/15/2036	2,499,372
2,973,672	Deutsche Alt-A Securities, Inc. †~^	5.784	5/25/2007	2,973,672
1,952,096	Federal Home Loan Mortgage Corporation Multifamily
	Structured Pass Through	5.487	4/25/2010	1,952,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$1,246,421	General Electric Commercial Mortgage Corporation	4.591%	7/10/2045	$1,230,958
1,650,034	HomeBanc Mortgage Trust	6.014	4/25/2037	1,673,373
753,369	Impac CMB Trust †	5.640	5/25/2007	754,362
1,659,798	J.P. Morgan Alternative Loan Trust	5.796	3/25/2036	1,678,949
913,679	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	2.790	1/12/2039	883,599
4,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	5.198	12/15/2044	4,000,964
2,892,677	J.P. Morgan Mortgage Trust	5.011	7/25/2035	2,874,578
250,000	LB-UBS Commercial Mortgage Trust ±	3.323	3/15/2027	245,673
750,000	LB-UBS Commercial Mortgage Trust	4.187	8/15/2029	734,092
1,200,336	LB-UBS Commercial Mortgage Trust	4.741	9/15/2040	1,190,896
545,039	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	540,527
2,726,721	Merrill Lynch Mortgage Investors, Inc.	4.876	6/25/2035	2,715,700
1,502,131	Residential Accredit Loans, Inc.	5.616	9/25/2035	1,512,510
1,373,546	Thornburg Mortgage Securities Trust †	5.430	5/25/2007	1,372,582
2,750,000	Wachovia Bank Commercial Mortgage Trust	3.958	12/15/2035	2,694,568
1,614,717	Wachovia Mortgage Loan Trust, LLC	5.574	5/20/2036	1,627,586
2,467,331	Washington Mutual Alternative Loan Trust †	5.934	5/25/2007	2,469,066
2,964,635	Washington Mutual Alternative Loan Trust †	6.070	5/25/2007	2,962,319
1,663,495	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,614,506
1,309,718	Washington Mutual Mortgage Pass-Through Certificates †	5.610	5/25/2007	1,311,313
2,682,527	Washington Mutual Mortgage Pass-Through Certificates †	5.894	5/25/2007	2,686,090
1,084,258	Washington Mutual Mortgage Pass-Through Certificates	4.836	9/25/2035	1,070,916
2,990,384	Washington Mutual, Inc. †	5.754	5/25/2007	2,986,413
3,024,368	Washington Mutual, Inc. †	5.834	5/25/2007	3,021,887
3,500,000	Wells Fargo Mortgage Backed Securities Trust	3.539	9/25/2034	3,399,200
653,340	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	648,401
807,804	Wells Fargo Mortgage Backed Securities Trust	5.098	3/25/2036	808,089

	Total Commercial Mortgage-Backed Securities			83,417,384

Communications Services (5.6%)
1,200,000	Ameritech Capital Funding Corporation	6.250	5/18/2009	1,215,622
1,406,000	CenturyTel, Inc. ±‡	4.628	5/15/2007	1,405,852
1,400,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	1,420,366
900,000	Comcast Cable Communications, LLC ~	6.875	6/15/2009	930,708
750,000	Cox Communications, Inc. ‡	7.875	8/15/2009	792,970
600,000	Cox Communications, Inc. ‡	4.625	1/15/2010	591,727
1,050,000	GTE Corporation ~	7.510	4/1/2009	1,091,984
845,000	News America Holdings, Inc.	7.375	10/17/2008	867,858
1,000,000	Nextel Partners, Inc. ‡	8.125	7/1/2011	1,043,426
500,000	Qwest Corporation	5.625	11/15/2008	500,000
1,120,000	Rogers Cable, Inc.	7.875	5/1/2012	1,227,800
1,000,000	SBC Communications, Inc.	4.125	9/15/2009	978,165
1,000,000	Sprint Capital Corporation	6.125	11/15/2008	1,010,961
1,000,000	Telecom Italia Capital SA	4.000	11/15/2008	981,811
The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Communications Services — continued
$500,000	Telefonos de Mexico SA de CV	4.500%	11/19/2008	$494,428
1,100,000	Time Warner Cable, Inc.	5.400	7/2/2012	1,103,055
1,000,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	1,024,335
1,525,000	Viacom, Inc.	5.625	5/1/2007	1,525,000
800,000	Vodafone Group plc	5.350	2/27/2012	804,112

	Total Communications Services			19,010,180

Consumer Cyclical (4.0%)
750,000	Carnival Corporation ‡	3.750	11/15/2007	743,627
1,460,000	Centex Corporation ‡	4.750	1/15/2008	1,455,289
1,200,000	CVS Corporation ‡	4.000	9/15/2009	1,169,047
900,000	D.R. Horton, Inc. ±	8.000	2/1/2009	934,070
1,000,000	DaimlerChrysler North American
	Holdings Corporation *†~	5.890	5/1/2007	1,005,104
750,000	Ford Motor Credit Company ~	6.625	6/16/2008	749,571
1,700,000	Harrah’s Operating Company, Inc. ~	7.125	6/1/2007	1,702,179
900,000	May Department Stores Company	4.800	7/15/2009	891,561
1,900,000	Ryland Group, Inc.	5.375	6/1/2008	1,897,868
1,875,302	SLM Private Credit Student Loan Trust †	5.365	6/15/2007	1,875,274
250,000	Starwood Hotels & Resorts Worldwide, Inc. >	7.375	5/1/2007	250,000
1,000,000	Walmart Stores, Inc. *	5.000	4/5/2012	997,261

	Total Consumer Cyclical			13,670,851

Consumer Non-Cyclical (2.4%)
1,000,000	Baxter International, Inc. ±	5.196	2/16/2008	998,628
1,500,000	Cadbury Schweppes plc ±‡	3.875	10/1/2008	1,470,633
890,000	Fortune Brands, Inc. ~	5.125	1/15/2011	881,736
1,500,000	General Mills, Inc. ~	6.378	10/15/2008	1,517,020
825,000	Kroger Company ‡	6.375	3/1/2008	831,156
1,200,000	Miller Brewing Company	4.250	8/15/2008	1,183,648
400,000	Safeway, Inc. *	6.500	11/15/2008	406,534
700,000	Wyeth	4.375	3/1/2008	693,449

	Total Consumer Non-Cyclical			7,982,804

Energy (2.1%)
1,075,000	Enterprise Products Operating, LP ~	4.000	10/15/2007	1,068,102
500,000	Enterprise Products Operating, LP *~	4.625	10/15/2009	493,756
1,175,000	KeySpan Corporation ±	4.900	5/16/2008	1,170,879
1,300,000	Kinder Morgan Energy Partners, LP	5.350	8/15/2007	1,299,042
2,100,000	Marathon Oil Corporation ‡	5.375	6/1/2007	2,100,533
1,000,000	Oneok, Inc.	5.510	2/16/2008	1,001,603

	Total Energy			7,133,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Financials (15.9%)
$750,000	Abbey National plc ±>	6.700%	6/15/2008	$760,754
1,000,000	American General Finance Corporation ±†	5.479	7/18/2007	1,000,770
600,000	BAC Capital Trust XIV ‡	5.630	3/15/2012	602,333
1,500,000	Bank of New York Co., Inc. ‡	4.250	9/4/2012	1,495,730
1,000,000	Capital One Bank ±	4.875	5/15/2008	995,708
1,000,000	Capital One Financial Corporation ‡	4.738	5/17/2007	999,742
1,000,000	Chubb Corporation ±‡	4.934	11/16/2007	998,073
1,100,000	CIT Group, Inc. ‡	5.200	11/3/2010	1,093,007
300,000	Corestates Capital Trust I ‡	8.000	12/15/2026	311,972
1,100,000	Countrywide Home Loans, Inc. ‡	4.125	9/15/2009	1,070,848
900,000	Credit Suisse First Boston USA, Inc. †~	5.470	6/11/2007	902,144
1,000,000	Deluxe Corporation ±	3.500	10/1/2007	980,000
600,000	Developers Diversified Realty Corporation ~	4.625	8/1/2010	588,908
1,000,000	Donaldson, Lufkin & Jenrette, Inc. ‡	6.500	4/1/2008	1,008,971
500,000	First Chicago Corporation ~	6.375	1/30/2009	508,695
1,600,000	First Union Corporation ±	6.300	4/15/2008	1,616,806
900,000	General Electric Capital Corporation	5.200	2/1/2011	903,913
1,200,000	General Motors Acceptance Corporation ~	6.875	8/28/2012	1,199,160
900,000	Goldman Sachs Group, Inc. *	4.500	6/15/2010	885,834
900,000	Hartford Financial Services Group, Inc.	5.550	8/16/2008	903,253
1,200,000	International Lease Finance Corporation	3.300	1/23/2008	1,182,240
750,000	iSTAR Financial, Inc. ‡	4.875	1/15/2009	744,464
600,000	iStar Financial, Inc. ‡	5.125	4/1/2011	594,946
705,000	J.P. Morgan Chase & Company	5.600	6/1/2011	718,295
900,000	John Hancock Global Funding II	3.750	9/30/2008	880,460
1,000,000	KeyCorp	4.700	5/21/2009	992,787
1,500,000	Lehman Brothers Holdings E-Capital Trust I *†	6.140	5/21/2007	1,517,462
1,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	977,327
1,000,000	MBNA Europe Funding plc †	5.430	6/7/2007	1,000,366
900,000	Mellon Capital II	7.995	1/15/2027	938,285
1,000,000	Merrill Lynch & Company, Inc. †	5.685	7/23/2007	1,002,352
1,200,000	Merrill Lynch & Company, Inc. *	4.000	11/15/2007	1,190,616
1,500,000	Mizuho Preferred Capital Company, LLC ‡	8.790	6/30/2008	1,557,909
500,000	Monumental Global Funding II	3.850	3/3/2008	493,508
600,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	634,360
2,700,000	Nations Bank Capital Trust IV	8.250	4/15/2027	2,808,378
1,100,000	Pacific Life Global Funding	3.750	1/15/2009	1,078,769
900,000	Popular North America, Inc.	5.200	12/12/2007	898,656
1,000,000	Premium Asset Trust †	5.506	7/16/2007	1,001,266
600,000	Pricoa Global Funding I	4.350	6/15/2008	591,040
1,000,000	Protective Life Secured Trust	4.000	10/7/2009	974,278
1,200,000	Residential Capital Corporation †	7.187	7/17/2007	1,194,464
1,000,000	Residential Capital Corporation	6.125	11/21/2008	999,325
450,000	Residential Capital Corporation	6.000	2/22/2011	444,866
1,200,000	Simon Property Group, LP ±	6.375	11/15/2007	1,205,447
1,000,000	SLM Corporation	4.000	1/15/2009	972,126

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

Financials — continued
$800,000	SLM Corporation *	5.400%	10/25/2011	$767,494
775,000	Tokai Preferred Capital Company, LLC	9.980	6/30/2008	813,794
1,150,000	Union Planters Bank	5.125	6/15/2007	1,149,682
600,000	UnumProvident Corporation	5.997	5/15/2008	601,891
300,000	Wachovia Capital Trust III	5.800	3/15/2011	304,470
600,000	Wachovia Corporation	6.375	2/1/2009	612,685
700,000	Wachovia Corporation	6.150	3/15/2009	712,942
1,000,000	Washington Mutual, Inc.	4.000	1/15/2009	979,744
1,000,000	Wells Fargo & Company †	5.455	6/15/2007	1,001,707
1,000,000	Westpac Banking Corporation *†	5.420	5/25/2007	1,000,000
1,000,000	World Savings Bank FSB †	5.420	6/1/2007	1,000,000

	Total Financials			54,365,022

Industrials (0.5%)
1,500,000	Precision Castparts Corporation	6.750	12/15/2007	1,510,280

	Total Industrials			1,510,280

Mortgage-Backed Securities (8.2%)
4,577,392	Federal National Mortgage Association	6.000	8/1/2024	4,642,390
23,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through § ~	6.000	5/1/2037	23,172,500

	Total Mortgage-Backed Securities			27,814,890

Technology (0.4%)
1,000,000	International Business Machines Corporation	4.950	3/22/2011	997,726
300,000	Sun Microsystems, Inc.	7.650	8/15/2009	313,672

	Total Technology			1,311,398

Transportation (1.1%)
700,000	FedEx Corporation ~	3.500	4/1/2009	678,881
1,400,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	1,422,653
1,228,000	Northwest Airlines, Inc. =	6.841	4/1/2011	1,228,000
500,000	Union Pacific Corporation	6.125	1/15/2012	516,525

	Total Transportation			3,846,059

U.S. Government (8.5%)
3,000,000	Federal Home Loan Bank ‡	4.100	6/13/2008	2,969,991
3,000,000	Federal Home Loan Bank	4.875	2/9/2010	3,004,887
2,500,000	Federal Home Loan Mortgage Corporation	3.875	6/15/2008	2,468,185
1,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	995,287
2,000,000	Federal Home Loan Mortgage Corporation	4.750	11/3/2009	1,996,752
1,500,000	Federal National Mortgage Association	4.375	9/7/2007	1,495,518
1,200,000	Federal National Mortgage Association	5.400	2/1/2008	1,201,674
1,000,000	Federal National Mortgage Association	3.875	7/15/2008	986,676
1,500,000	Federal National Mortgage Association	4.000	9/2/2008	1,481,145
2,000,000	Federal National Mortgage Association *	5.300	2/22/2011	1,995,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (102.4%)	Rate	Date	Value

U.S. Government — continued
$2,500,000	Federal National Mortgage Association *	5.125%	4/15/2011	$2,526,575
8,095,500	U.S. Treasury Notes, TIPS	2.000	7/15/2014	8,027,190

	Total U.S. Government			29,149,768

U.S. Municipal (0.2%)
750,000	Washington State Office of the State Treasurer	4.500	7/1/2007	749,062

	Total U.S. Municipal			749,062

Utilities (4.4%)
1,000,000	Carolina Power & Light, Inc. ±	5.950	3/1/2009	1,014,067
1,000,000	CenterPoint Energy, Inc. ±~	5.875	6/1/2008	1,003,831
375,000	Cleveland Electric Illuminating Company ‡	7.430	11/1/2009	393,443
1,500,000	Commonwealth Edison Company ±	3.700	2/1/2008	1,476,214
750,000	Dominion Resources, Inc. †~	5.650	6/28/2007	750,238
1,400,000	Dominion Resources, Inc. ‡	4.125	2/15/2008	1,386,930
325,000	DPL, Inc. ~	6.250	5/15/2008	328,223
500,000	DTE Energy Company ~	5.630	8/16/2007	500,320
900,000	Niagara Mohawk Power Corporation	7.750	10/1/2008	929,797
500,000	Pacific Gas & Electric Company	3.600	3/1/2009	487,051
345,487	Power Receivables Finance, LLC	6.290	1/1/2012	348,838
1,000,000	PSEG Funding Trust	5.381	11/16/2007	998,839
1,500,000	Teco Energy, Inc.	6.125	5/1/2007	1,500,000
400,000	Texas-New Mexico Power Company	6.125	6/1/2008	401,639
1,500,000	TXU Energy Company, LLC †	5.850	6/18/2007	1,500,122
2,100,000	Yorkshire Power Finance, Ltd.	6.496	2/25/2008	2,117,882

	Total Utilities			15,137,434

	Total Long-Term Fixed Income (cost $350,151,433)			349,817,408

			Expiration
Contracts	Options Purchased (<0.1%)	Price	Date	Value

40	Put on S&P 500 Mini Futures	$1,470.00	6/18/2007	$37,600
290	Call on U.S. Treasury Bond Futures	106.50	6/22/2007	72,500

	Total Options Purchased (cost $111,470)			110,100

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.9%)	Rate (+)	Date	Value

6,549,695	Thrivent Financial Securities Lending Trust	5.330%	N/A	$6,549,695

	Total Collateral Held for Securities Loaned
	(cost $6,549,695)			6,549,695

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.3%)		Rate (+)	Date	Value

$1,500,000	Barclays US Funding Corporation		5.235%	7/27/2007	$1,481,023
2,500,000	Old Line Funding, LLC		5.270	5/10/2007	2,496,706
1,500,000	Thames Asset Global Securitization, Inc.		5.280	5/2/2007	1,499,780
12,742,054	Thrivent Money Market Fund		5.030	N/A	12,742,054

	Total Short-Term Investments (at amortized cost)				18,219,563

	Total Investments (cost $375,032,161) 109.6%				$374,696,766

	Other Assets and Liabilities, Net (9.6%)				(32,964,898)

	Total Net Assets 100.0%				$341,731,868

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

2-Yr. U.S. Treasury Bond Futures	90	June 2007	$18,393,321	$18,424,688	$31,367
5-Yr. U.S. Treasury Bond Futures	15	June 2007	1,579,023	1,587,422	8,399
10-Yr. U.S. Treasury Bond Futures	(219)	June 2007	(23,719,800)	(23,723,860)	(4,060)
Euro-Bund Futures	(15)	June 2007	(1,702,763)	(1,715,710)	(12,947)

	Number of	Exercise	Expiration		Unrealized
Call Options	Contracts	Price	Date	Value	Gain/(Loss)

Federal National Mortgage Association	15	$100.73	May 2007	($6,312)	$13,024
Conventional 30-Yr. Pass Through

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2007 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal	Unrealized
Swaps	Receives	Pays	Protection	Date	Amount	Gain/(Loss)

Dow Jones CDX North America	N/A	N/A	Sell	December 2009	$15,000,000	($3,249)
Investment Grade Index Series 7,
at 0.25% Credit Default Swap

Wachovia Bank, N.A.	Lehman Brothers	1 Month LIBOR	N/A	August 2007	9,000,000	—
Total Rate of Return Swap	CMBS Aaa 8.5+	Less 0.45%
Effective May 1, 2007	Yr Index

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At April 30, 2007, $1,008,971 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $52,682,843 and $24,526,596 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

= In bankruptcy.

Definitions:
TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$625,085
Gross unrealized depreciation	(960,480)

Net unrealized appreciation (depreciation)	($335,395)
Cost for federal income tax purposes	$375,032,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Money Market Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Certificates of Deposit (4.0%)	Rate (+)	Date	Value

$10,270,000	Depfa Bank plc NY	5.320%	5/18/2007	$10,270,000
17,150,000	Depfa Bank plc NY	5.320	6/25/2007	17,150,000
20,550,000	Depfa Bank plc NY	5.330	7/23/2007	20,550,000
6,850,000	Depfa Bank plc NY	5.330	8/20/2007	6,850,000

	Total Certificates of Deposit			54,820,000

Principal		Interest	Maturity
Amount	Commercial Paper (71.6%)	Rate (+)	Date	Value

Asset-Backed Commercial Paper (0.7%)
$2,700,000	GOVCO, Inc.	5.190%	6/18/2007	$2,681,316
6,848,000	GOVCO, Inc.	5.200	6/20/2007	6,798,543

	Total Asset-Backed Commercial Paper			9,479,859

Banking — Domestic (7.0%)
6,850,000	Barclays Bank plc	5.205	5/29/2007	6,822,269
3,440,000	MLTC Funding, Inc.	5.280	5/24/2007	3,428,396
21,930,000	River Fuel Company No. 2, Inc.	5.230	7/31/2007	21,640,079
6,268,000	River Fuel Funding Company No. 3	5.250	7/31/2007	6,184,818
4,790,000	Societe Generale NA	5.155	8/13/2007	4,718,666
23,269,000	Society of New York	5.260	6/29/2007	23,068,408
2,500,000	UBS Finance Corporation	5.290	5/15/2007	2,494,857
14,532,000	UBS Finance Corporation	5.180	8/15/2007	14,310,354
13,780,000	UBS Finance Corporation	5.210	8/30/2007	13,538,693

	Total Banking — Domestic			96,206,540

Banking — Foreign (0.7%)
10,290,000	Bank of Ireland	5.180	8/28/2007	10,113,807

	Total Banking — Foreign			10,113,807

Capital Goods (1.9%)
9,885,000	General Electric Company	5.210	6/28/2007	9,802,026
17,145,000	General Electric Company	5.210	6/29/2007	16,998,605

	Total Capital Goods			26,800,631

Consumer Cyclical (0.5%)
6,900,000	Golden Funding Corporation	5.280	5/17/2007	6,883,808

	Total Consumer Cyclical			6,883,808

Consumer Non-Cyclical (3.0%)
11,660,000	Catholic Health Initiatives	5.360	6/6/2007	11,660,000
17,120,000	Catholic Health Initiatives	5.330	7/10/2007	17,120,000
10,275,000	Nestle Capital Corporation	5.275	7/18/2007	10,157,564
2,070,000	Nestle Capital Corporation	5.225	8/10/2007	2,039,656

	Total Consumer Non-Cyclical			40,977,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Money Market Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (71.6%)	Rate (+)	Date	Value

Education (11.3%)
$22,480,000	Duke University	5.280%	7/9/2007	$22,252,502
10,196,000	Duke University	5.280	7/10/2007	10,091,321
15,070,000	Northwestern University	5.290	6/6/2007	14,990,279
16,760,000	Northwestern University	5.250	7/9/2007	16,591,353
31,415,000	Northwestern University	5.280	8/8/2007	30,958,854
10,635,000	University of Washington	5.266	6/11/2007	10,635,000
3,420,000	Yale University	5.250	7/9/2007	3,385,586
20,570,000	Yale University	5.280	8/3/2007	20,286,408
27,475,000	Yale University	5.280	8/8/2007	27,076,063

	Total Education			156,267,366

Finance (33.7%)
12,300,000	Barton Capital Corporation	5.270	5/23/2007	12,260,387
17,150,000	Bryant Park Funding, LLC	5.240	5/31/2007	17,075,112
11,120,000	Bryant Park Funding, LLC	5.240	7/20/2007	10,990,514
8,120,000	Bryant Park Funding, LLC	5.240	7/25/2007	8,019,538
20,560,000	BTM Capital Corporation	5.280	5/22/2007	20,496,675
17,150,000	BTM Capital Corporation	5.280	6/21/2007	17,021,718
13,700,000	Cintas Corporation	5.260	5/18/2007	13,665,971
18,000,000	ED&F Man Treasury Management plc	5.320	5/1/2007	18,000,000
17,410,000	ED&F Man Treasury Management plc	5.340	5/1/2007	17,410,000
5,500,000	Fountain Square Commercial Funding	5.230	6/12/2007	5,466,441
2,612,000	Fountain Square Commercial Funding	5.240	8/7/2007	2,574,741
17,140,000	Galaxy Funding, Inc.	5.250	5/15/2007	17,105,006
13,720,000	Galaxy Funding, Inc.	5.243	5/29/2007	13,664,056
6,900,000	Galaxy Funding, Inc.	5.240	7/24/2007	6,815,636
6,880,000	Galaxy Funding, Inc.	5.240	7/25/2007	6,794,879
8,685,000	General Electric Capital Corporation	5.200	8/13/2007	8,554,532
10,270,000	Grampian Funding, LLC	5.212	5/22/2007	10,238,777
6,845,000	Grampian Funding, LLC	5.190	6/15/2007	6,800,593
7,000,000	Grampian Funding, LLC	5.195	6/19/2007	6,950,503
1,830,000	Greyhawk Funding, LLC	5.330	5/4/2007	1,829,187
4,435,000	Greyhawk Funding, LLC	5.200	5/9/2007	4,429,875
6,900,000	HSBC Finance Corporation	5.000	8/31/2007	6,783,083
3,430,000	ING US Funding, LLC	5.200	6/12/2007	3,409,191
20,580,000	Liberty Harbour CDO, Inc.	5.280	5/25/2007	20,507,558
20,700,000	Liberty Harbour CDO, Inc.	5.280	6/15/2007	20,563,380
13,750,000	Liberty Harbour II CDO, LLC	5.280	5/17/2007	13,717,733
3,712,000	Liberty Harbour II CDO, LLC	5.250	5/25/2007	3,699,008
12,400,000	Liberty Harbour II CDO, LLC	5.265	7/11/2007	12,271,242
14,000,000	NATC California, LLC	5.250	7/13/2007	13,850,958
10,130,000	Nieuw Amsterdam Receivables Corporation	5.195	6/21/2007	10,055,448
4,880,000	North Sea Funding, LLC	5.250	5/21/2007	4,865,767
10,270,000	North Sea Funding, LLC	5.230	6/13/2007	10,205,844
15,370,000	North Sea Funding, LLC	5.235	7/31/2007	15,166,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Money Market Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (71.6%)	Rate (+)	Date	Value

Finance — continued
$12,486,000	North Sea Funding, LLC	5.210%	8/22/2007	$12,281,809
1,500,000	Paradigm Funding, LLC	5.180	8/13/2007	1,477,553
14,860,000	Park Avenue Receivables Corporation	5.280	5/11/2007	14,838,205
11,564,000	Regency Markets No. 1, LLC	5.270	5/30/2007	11,514,908
14,600,000	Tempo Finance Corporation	5.270	5/17/2007	14,565,804
17,150,000	Thames Asset Global Securitization, Inc.	5.245	5/29/2007	17,080,038
9,800,000	Thames Asset Global Securitization, Inc.	5.250	7/16/2007	9,691,383
20,670,000	Victory Receivables Corporation	5.280	5/30/2007	20,582,084

	Total Finance			463,291,747

Insurance (7.9%)
6,850,000	Aquinas Funding, LLC	5.195	7/6/2007	6,784,759
20,600,000	Aquinas Funding, LLC	5.210	7/9/2007	20,394,292
20,600,000	Curzon Funding, LLC	5.245	5/1/2007	20,600,000
17,180,000	Curzon Funding, LLC	5.250	6/15/2007	17,067,256
2,000,000	Curzon Funding, LLC	5.270	6/21/2007	1,985,068
21,787,000	Nyala Funding, LLC	5.253	7/16/2007	21,545,409
20,510,000	Nyala Funding, LLC	5.200	8/15/2007	20,195,969

	Total Insurance			108,572,753

U.S. Municipal (4.9%)
20,535,000	Alaska Housing Finance Corporation	5.270	5/2/2007	20,531,994
13,210,000	Alaska Housing Finance Corporation	5.290	5/3/2007	13,206,118
27,440,000	Alaska Housing Finance Corporation	5.270	5/4/2007	27,427,949
6,860,000	State of Michigan Industry Regional Authority
	General Obligation Bonds	5.410	10/4/2007	6,860,000

	Total U.S. Municipal			68,026,061

	Total Commercial Paper			986,619,792

		Interest	Maturity
Shares	Other (<0.1%)	Rate (+)	Date	Value

8,000	Barclays Prime Money Market Fund	5.270%	N/A	$8,000

	Total Other			8,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Money Market Fund
Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (26.0%) †	Rate (+)	Date	Value

Banking — Domestic (8.3%)
$9,250,000	Bank of New York Company, Inc.	5.320%	5/10/2007	$9,250,000
7,400,000	Bank of New York Company, Inc.	5.380	5/29/2007	7,401,231
18,500,000	Fifth Third Bancorp	5.320	5/23/2007	18,500,000
8,830,000	HSBC USA, Inc.	5.320	5/15/2007	8,830,000
13,690,000	Rabobank Nederland NV/NY	5.320	5/15/2007	13,690,000
9,300,000	Royal Bank of Canada NY	5.310	5/1/2007	9,300,000
13,800,000	Svenska Handelsbanken AB	5.290	5/21/2007	13,800,000
13,680,000	US Trust Company of New York	5.310	5/14/2007	13,680,000
19,225,000	Wells Fargo & Company	5.330	5/15/2007	19,225,000

	Total Banking — Domestic			113,676,231

Banking — Foreign (5.5%)
9,600,000	Bank of Ireland	5.320	5/21/2007	9,600,000
10,950,000	BNP Paribas SA	5.310	5/29/2007	10,950,000
9,000,000	DNB NOR ASA	5.310	5/25/2007	9,000,000
20,480,000	HBOS Treasury Services plc	5.290	5/8/2007	20,480,000
11,500,000	Royal Bank of Scotland plc	5.330	5/21/2007	11,500,000
13,680,000	Svenska Handelsbanken AB	5.290	5/13/2007	13,680,000

	Total Banking — Foreign			75,210,000

Brokerage (1.2%)
6,000,000	Merrill Lynch & Company, Inc.	5.570	5/11/2007	6,000,032
10,000,000	Merrill Lynch & Company, Inc.	5.300	5/24/2007	10,000,000

	Total Brokerage			16,000,032

Finance (4.8%)
4,140,000	HSBC Finance Corporation	5.400	6/1/2007	4,140,239
6,720,000	Kordsa, Inc.	5.350	5/3/2007	6,720,000
20,550,000	Union Hamilton Special Funding, LLC	5.350	6/21/2007	20,550,000
34,280,000	Union Hamilton Special Funding, LLC	5.350	6/28/2007	34,280,004

	Total Finance			65,690,243

Insurance (4.3%)
19,325,000	Allstate Life Global Funding II	5.390	5/8/2007	19,325,000
19,225,000	Allstate Life Global Funding II	5.360	5/15/2007	19,225,000
20,560,000	ING Verzekeringen NV	5.290	5/4/2007	20,560,000

	Total Insurance			59,110,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Money Market Fund

Schedule of Investments as of April 30, 2007 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (26.0%) †	Rate (+)	Date	Value

U.S. Municipal (1.9%)
$8,000,000	Illinois Student Assistance Commission Student Loan
	Revenue Bonds	5.320%	5/2/2007	$8,000,000
10,000,000	Ohio State Air Quality Development Authority
	Revenue Bonds (Columbus and Southern) (Series B)	5.350	5/2/2007	10,000,000
8,600,000	Michigan State Housing Development Authority
	Revenue Bonds (Series D)	5.350	5/3/2007	8,600,000

	Total U.S. Municipal			26,600,000

	Total Variable Rate Notes			356,286,506

	Total Investments (at amortized cost) 101.6%			$1,397,734,298

	Other Assets and Liabilities, Net (1.6%)			(21,655,968)

	Total Net Assets 100.0%			$1,376,078,330

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Cost for federal income tax purposes is $1,397,734,298.

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

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213

Thrivent Mutual Funds
Statement of Assets and Liabilities

	Aggressive	Moderately	Moderate	Moderately
	Allocation	Aggressive	Allocation	Conservative
As of April 30, 2007 (unaudited)	Fund	Allocation Fund	Fund	Allocation Fund

Assets
Investments at cost	$280,866,135	$657,035,061	$625,962,639	$215,114,577
Investments in securities at market value	—	—	—	—
Investments in affiliates at market value	309,282,678	710,168,304	665,655,570	224,746,490

Investments at Market Value	309,282,678	710,168,304	665,655,570	224,746,490

Cash	—	—	—	—
Dividends and interest receivable	—	—	—	—
Prepaid expenses	5,019	7,135	6,930	4,602
Receivable for investments sold	—	—	—	—
Receivable for fund shares sold	521,705	2,655,163	1,950,571	697,029

Total Assets	309,809,402	712,830,602	667,613,071	225,448,121

Liabilities
Accrued expenses	52,463	78,798	59,785	26,606
Payable for investments purchased	329,687	2,418,245	1,747,175	576,184
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	187,726	203,082	356,911	111,692
Payable for variation margin	—	—	—	—
Payable to affiliate	82,384	211,644	215,902	66,798

Total Liabilities	652,260	2,911,769	2,379,773	781,280

Net Assets
Capital stock (beneficial interest)	275,361,172	643,720,550	615,660,720	211,893,968
Accumulated undistributed net investment income/(loss)	(785,355)	(2,263)	(1,439,396)	(84,768)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	6,164,782	13,067,303	11,319,043	3,225,728
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	28,416,543	53,133,243	39,692,931	9,631,913
Futures contracts	—	—	—	—

Total Net Assets	$309,157,142	$709,918,833	$665,233,298	$224,666,841

Class A Share Capital	$261,251,782	$653,638,768	$642,781,867	$216,080,607
Shares of beneficial interest outstanding (Class A)	20,376,445	52,512,417	54,365,002	19,201,664
Net asset value per share	$12.82	$12.45	$11.82	$11.25
Maximum public offering price	$13.57	$13.17	$12.51	$11.90
Class B Share Capital	$—	$—	$—	$—
Shares of beneficial interest outstanding (Class B)	—	—	—	—
Net asset value per share	$—	$—	$—	$—
Institutional Class Share Capital	$47,905,360	$56,280,065	$22,451,431	$8,586,234
Shares of beneficial interest outstanding (Institutional Class)	3,723,837	4,505,746	1,895,831	761,656
Net asset value per share	$12.86	$12.49	$11.84	$11.27

The accompanying Notes to Financial Statements are an integral part of this statement.

214

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$49,159,860	$63,674,914	$164,254,079	$590,394,596	$43,910,420	$376,282,522	$47,354,550
40,342,952	53,866,267	150,159,272	545,406,673	47,894,188	325,604,677	41,510,433
8,963,696	15,337,445	45,901,593	152,736,387	12,975,838	100,089,365	11,209,895

49,306,648	69,203,712	196,060,865	698,143,060	60,870,026	425,694,042	52,720,328

—	948	—	4,991	36,450	2,079	—
16,124	7,584	60,025	125,621	25,220	41,751	14,847
3,627	3,683	4,241	6,591	3,666	5,261	3,615
2,809,536	1,051,459	2,086,933	2,524,362	—	4,974,111	99,827
13,140	97,929	218,136	426,975	32,035	137,832	75,334

52,149,075	70,365,315	198,430,200	701,231,600	60,967,397	430,855,076	52,913,951

44,051	19,082	42,097	171,360	31,802	137,283	18,954
1,501,920	1,030,684	3,242,287	3,596,695	15,336	7,753,801	246,021
8,731,003	14,233,553	40,380,064	127,759,257	12,100,768	86,456,698	9,693,438
56,844	2,670	110,313	465,794	86,624	485,309	—
—	—	—	176,000	19,200	—	—
38,378	44,902	122,927	521,610	30,195	272,467	28,764

10,372,196	15,330,891	43,897,688	132,690,716	12,283,925	95,105,558	9,987,177

67,706,832	48,444,796	116,427,928	433,044,952	29,839,443	288,109,607	36,047,525
(205,617)	(48,595)	116,461	260,841	28,157	(498,802)	129,514

(25,871,124)	1,109,425	6,181,337	27,372,137	1,861,869	(1,272,807)	1,383,957

146,788	5,528,798	31,806,786	107,748,464	16,959,606	49,411,520	5,365,778
—	—	—	—	—	—	—
—	—	—	114,490	(5,603)	—	—

$41,776,879	$55,034,424	$154,532,512	$568,540,884	$48,683,472	$335,749,518	$42,926,774

$37,691,987	$13,693,191	$88,742,517	$455,609,256	$48,683,472	$272,311,921	$10,744,421
9,517,980	1,079,808	5,331,516	25,543,457	3,015,206	16,229,434	818,867
$3.96	$12.68	$16.64	$17.84	$16.15	$16.78	$13.12
$4.19	$13.42	$17.61	$18.88	$17.09	$17.76	$13.88
$1,828,562	$—	$4,992,076	$13,106,334	$—	$21,761,737	$—
485,317	—	317,113	842,759	—	1,418,877	—
$3.77	$—	$15.74	$15.55	$—	$15.34	$—
$2,256,330	$41,341,233	$60,797,919	$99,825,294	$—	$41,675,860	$32,182,353
539,601	3,248,220	3,516,765	5,165,906	—	2,310,812	2,449,736
$4.18	$12.73	$17.29	$19.32	$—	$18.04	$13.14

The accompanying Notes to Financial Statements are an integral part of this statement.

215

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

				Partner
	Mid Cap	Mid Cap	Mid Cap	International
As of April 30, 2007 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Assets
Investments at cost	$1,247,903,410	$61,454,909	$20,073,897	$551,357,815
Investments in securities at market value	1,178,924,850	62,112,087	21,618,495	665,702,421
Investments in affiliates at market value	217,723,190	18,420,291	6,186,675	13,691

Investments at Market Value	1,396,648,040	80,532,378	27,805,170	665,716,112

Cash	3,860	—	—	—
Dividends and interest receivable	410,573	31,665	11,097	2,660,099
Prepaid expenses	10,081	3,745	3,513	7,073
Receivable for investments sold	32,700,017	—	—	18,687,905
Receivable for fund shares sold	1,075,031	34,085	—	888,106
Receivable for forward contracts	—	—	—	1,086,491

Total Assets	1,430,847,602	80,601,873	27,819,780	689,045,786

Liabilities
Distributions payable	—	—	—	—
Accrued expenses	244,175	29,468	18,003	138,551
Notes payable and other debt	—	—	—	366,329(a)
Payable for investments purchased	35,216,649	—	—	12,166,017
Payable upon return of collateral for securities loaned	186,647,519	16,602,052	5,758,632	—
Payable for fund shares redeemed	1,332,230	39,554	14,415	418,905
Payable for forward contracts	—	—	—	1,075,755
Open options written, at value	—	—	—	—
Swap agreements, at value	—	—	—	—
Payable for variation margin	—	28,600	6,673	—
Payable to affiliate	1,043,332	39,176	4,999	522,315
Mortgage dollar roll deferred revenue	—	—	—	—

Total Liabilities	224,483,905	16,738,850	5,802,722	14,687,872

Net Assets
Capital stock (beneficial interest)	965,349,686	42,429,894	13,447,493	532,263,261
Accumulated undistributed net investment income/(loss)	5,293,852	226,912	100,928	208,554
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	86,975,529	2,081,388	739,518	27,517,228
Net unrealized appreciation/(depreciation) on:
Investments	148,744,630	19,077,469	7,731,273	114,358,297
Written option contracts	—	—	—	—
Futures contracts	—	47,360	(2,154)	—
Swap agreements	—	—	—	—
Foreign currency forward contracts	—	—	—	10,736
Foreign currency transactions	—	—	—	(162)

Total Net Assets	$1,206,363,697	$63,863,023	$22,017,058	$674,357,914

Class A Share Capital	$1,031,051,418	$63,863,023	$—	$365,382,168
Shares of beneficial interest outstanding (Class A)	58,690,612	4,176,231	—	25,155,619
Net asset value per share	$17.57	$15.29	$—	$14.52
Maximum public offering price	$18.59	$16.18	$—	$15.37
Class B Share Capital	$16,015,199	$—	$—	$12,699,713
Shares of beneficial interest outstanding (Class B)	1,068,450	—	—	905,613
Net asset value per share	$14.99	$—	$—	$14.02
Institutional Class Share Capital	$159,297,080	$—	$22,017,058	$296,276,033
Shares of beneficial interest outstanding (Institutional Class)	8,537,851	—	1,499,149	20,059,936
Net asset value per share	$18.66	$—	$14.69	$14.77

a) Includes foreign currency holdings of $317,122

The accompanying Notes to Financial Statements are an integral part of this statement.

216

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$472,646,840	$510,441,777	$2,581,432,433	$77,887,905	$33,712,424	$385,842,247	$734,223,034
442,992,389	575,652,429	3,372,562,511	93,638,659	34,618,008	358,611,275	611,187,195
53,443,175	47,876,421	31,422,565	8,586,517	4,578,031	67,391,488	140,317,461

496,435,564	623,528,850	3,403,985,076	102,225,176	39,196,039	426,002,763	751,504,656

—	—	12,280	—	—	56	—
282,376	491,409	2,668,391	77,972	28,509	852,968	13,218,860
5,838	6,615	22,571	3,919	3,586	5,293	7,095
9,370,197	—	43,100,309	—	—	6,820,998	2,858,523
878,337	936,021	1,215,317	110,747	—	180,791	630,936
—	—	—	—	—	—	—

506,972,312	624,962,895	3,451,003,944	102,417,814	39,228,134	433,862,869	768,220,070

—	—	—	—	—	—	1,062,484
66,672	98,359	737,313	32,314	20,869	89,894	102,946
—	—	—	—	—	—	—
12,935,219	—	45,775,939	—	—	42,455,288	3,482,297
36,033,891	32,447,632	—	6,774,493	3,847,877	53,047,291	107,676,938
353,279	555,617	2,994,954	41,724	60,717	351,380	889,177
—	—	—	—	—	—	—
—	—	—	—	—	2,420	—
—	—	—	—	—	28,968	—
—	—	958,835	19,168	8,718	4,514	—
323,691	368,213	2,588,500	51,548	7,878	253,191	396,322
—	—	—	—	—	5,599	—

49,712,752	33,469,821	53,055,541	6,919,247	3,946,059	96,238,545	113,610,164

421,942,313	458,251,040	2,356,809,111	74,428,429	31,832,682	290,670,053	1,119,216,712
1,084,311	2,126,755	14,530,944	383,864	161,888	641,221	(244,406)

10,444,212	18,028,206	202,697,561	(3,693,605)	(2,225,272)	6,156,047	(481,644,022)

23,788,724	113,087,073	822,552,643	24,337,271	5,483,615	40,160,516	17,281,622
—	—	—	—	—	7,736	—
—	—	1,358,144	42,608	29,162	(8,459)	—
—	—	—	—	—	(2,928)	—
—	—	—	—	—	—	—
—	—	—	—	—	138	—

$457,259,560	$591,493,074	$3,397,948,403	$95,498,567	$35,282,075	$337,624,324	$654,609,906

$139,288,131	$345,441,249	$3,039,519,843	$95,498,567	$—	$243,153,628	$528,754,987
24,230,694	20,052,026	104,451,986	9,385,708	—	18,671,903	101,272,821
$5.75	$17.23	$29.10	$10.17	$—	$13.02	$5.22
$6.08	$18.23	$30.79	$10.76	$—	$13.78	$5.47
$10,065,450	$12,229,792	$55,418,294	$—	$—	$8,506,150	$13,078,105
1,878,776	719,104	2,061,733	—	—	656,004	2,505,773
$5.36	$17.01	$26.88	$—	$—	$12.97	$5.22
$307,905,979	$233,822,033	$303,010,266	$—	$35,282,075	$85,964,546	$112,776,814
50,462,883	13,493,248	10,350,085	—	3,489,517	6,607,814	21,582,246
$6.10	$17.33	$29.28	$—	$10.11	$13.01	$5.23

The accompanying Notes to Financial Statements are an integral part of this statement.

217

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

	Municipal	Income	Core Bond
As of April 30, 2007 (unaudited)	Bond Fund	Fund	Fund

Assets
Investments at cost	$1,111,118,504	$856,950,920	$507,407,648
Investments in securities at market value	1,190,097,719	794,862,543	472,162,088
Investments in affiliates at market value	—	66,987,515	36,491,473

Investments at Market Value	1,190,097,719	861,850,058	508,653,561

Cash	68,922	2,146	3,158
Dividends and interest receivable	18,381,699	6,431,667	2,281,976
Prepaid expenses	10,312	7,433	5,536
Receivable for investments sold	—	26,349,650	19,102,999
Receivable for fund shares sold	1,010,838	802,674	115,105
Swap agreements, at value	—	—	—

Total Assets	1,209,569,490	895,443,628	530,162,335

Liabilities
Distributions payable	894,911	383,965	166,262
Accrued expenses	168,145	92,195	98,537
Notes payable and other debt	—	—	—
Payable for investments purchased	3,099,580	139,799,515	138,554,267
Payable upon return of collateral for securities loaned	—	34,457,654	22,920,860
Payable for fund shares redeemed	769,529	254,726	389,277
Open options written, at value	—	16,943	9,682
Swap agreements, at value	—	217,262	105,010
Payable for variation margin	—	191,083	1,974
Payable to affiliate	749,405	360,766	254,216
Mortgage dollar roll deferred revenue	—	17,415	19,566

Total Liabilities	5,681,570	175,791,524	162,519,651

Net Assets
Capital stock (beneficial interest)	1,128,687,314	745,007,483	378,659,910
Accumulated undistributed net investment income/(loss)	24,765	132,519	32,630
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(3,803,374)	(30,330,258)	(12,304,124)
Net unrealized appreciation/(depreciation) on:
Investments	78,979,215	4,899,138	1,245,913
Written option contracts	—	54,151	30,943
Futures contracts	—	(103,594)	(11,972)
Swap agreements	—	(7,333)	(10,616)
Foreign currency transactions	—	(2)	—

Total Net Assets	$1,203,887,920	$719,652,104	$367,642,684

Class A Share Capital	$1,174,402,877	$453,197,283	$317,589,713
Shares of beneficial interest outstanding (Class A)	104,090,856	52,353,337	32,039,804
Net asset value per share	$11.28	$8.66	$9.91
Maximum public offering price	$11.81	$9.07	$10.38
Class B Share Capital	$16,816,569	$9,051,690	$6,168,749
Shares of beneficial interest outstanding (Class B)	1,490,979	1,048,039	622,014
Net asset value per share	$11.28	$8.64	$9.92
Institutional Class Share Capital	$12,668,474	$257,403,131	$43,884,222
Shares of beneficial interest outstanding (Institutional Class)	1,122,875	29,758,600	4,425,516
Net asset value per share	$11.28	$8.65	$9.92

The accompanying Notes to Financial Statements are an integral part of this statement.

218

Thrivent Mutual Funds
Statement of Assets and Liabilities – continued

Limited	Money
Maturity	Market
Bond Fund	Fund

$375,032,161	$1,397,734,298
355,405,017	1,397,734,298
19,291,749	—

374,696,766	1,397,734,298

84	—
2,642,268	2,515,779
5,272	11,013
—	—
1,327,943	10,300,378
24,413	—

378,696,746	1,410,561,468

40,888	54,927
35,127	247,143
—	4,626
29,865,267	15,166,610
6,549,695	—
306,845	18,499,611
6,312	—
—	—
38,092	—
118,186	510,221
4,466	—

36,964,878	34,483,138

343,225,072	1,376,087,319
20,702	(8,989)

(1,211,044)	—

(335,395)	—
13,024	—
22,759	—
(3,249)	—
(1)	—

$341,731,868	$1,376,078,330

$113,703,874	$1,000,239,324
9,021,158	1,000,239,324
$12.60	$1.00
$12.60	$1.00
$1,807,511	$1,476,237
143,291	1,476,238
$12.61	$1.00
$226,220,483	$374,362,769
17,952,908	374,362,769
$12.60	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

219

Thrivent Mutual Funds
Statement of Operations

	Aggressive	Moderately	Moderate	Moderately
For the six months ended	Allocation	Aggressive	Allocation	Conservative
April 30, 2007 (unaudited)	Fund	Allocation Fund	Fund	Allocation Fund

Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	—	—	—	—
Income from securities loaned	—	—	—	—
Income from affiliated investments	2,674,390	8,123,613	9,454,247	3,762,116
Foreign dividend tax withholding	—	—	—	—

Total Investment Income	2,674,390	8,123,613	9,454,247	3,762,116

Expenses
Adviser fees	190,300	418,116	404,946	143,002
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	10,334	13,670	13,670	9,670
Administrative service fees	25,373	57,046	54,964	19,067
Audit and legal fees	8,324	10,314	10,290	7,942
Custody fees	2,015	2,015	2,015	2,015
Distribution expenses Class A	264,551	651,722	662,978	228,436
Distribution expenses Class B	—	—	—	—
Insurance expenses	2,705	3,635	3,622	2,520
Printing and postage expenses Class A	87,519	141,879	99,252	29,492
Printing and postage expenses Class B	—	—	—	—
Printing and postage expenses Class I	352	391	276	156
SEC and state registration expenses	23,617	42,733	42,645	20,311
Transfer agent fees Class A	193,970	323,293	227,374	65,052
Transfer agent fees Class B	—	—	—	—
Transfer agent fees Class I	72	119	123	102
Trustees’ fees	1,730	1,730	1,730	1,730
Other expenses	4,091	4,238	4,275	4,147

Total Expenses Before Reimbursement	814,953	1,670,901	1,528,160	533,642

Less:
Reimbursement from adviser	(598,525)	(1,155,122)	(942,380)	(377,379)
Custody earnings credit	—	—	—	—

Total Net Expenses	216,428	515,779	585,780	156,263

Net Investment Income/(Loss)	2,457,962	7,607,834	8,868,467	3,605,853

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	(35,703)	(275,300)	(1,854,830)	46,650
Distributions of realized capital gains from
affiliated investments	6,375,993	13,449,093	13,399,482	3,217,535
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	15,590,792	26,987,628	17,732,561	3,700,542
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	21,931,082	40,161,421	29,277,213	6,964,727

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$24,389,044	$47,769,255	$38,145,680	$10,570,580

The accompanying Notes to Financial Statements are an integral part of this statement.

220

Thrivent Mutual Funds
Statement of Operations – continued

	Partner	Partner				Partner
Technology	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Fund	Growth Fund	Value Fund	Stock Fund	Index Fund	Growth Fund	Value Fund

$100,115	$82,518	$929,620	$2,897,995	$219,342	$885,314	$301,878
4,503	33,559	11,530	357,211	3,217	82,812	5,346
7,678	24,211	33,529	156,580	19,398	146,887	4,195
16,320	27,163	134,402	564,515	21,545	334,124	32,751
(2,552)	—	—	—	(92)	(855)	(65)

126,064	167,451	1,109,081	3,976,301	263,410	1,448,282	344,105

160,823	76,379	70,161	1,859,580	60,182	658,112	44,476
—	135,909	420,966	—	—	—	88,952
9,278	10,611	12,210	24,111	11,594	19,191	9,316
4,289	4,717	14,032	55,692	4,814	32,648	3,558
7,000	6,972	7,680	11,106	7,027	9,228	6,894
2,662	18,698	6,492	27,360	4,726	10,176	18,376
48,250	15,979	104,642	565,826	60,182	332,710	11,122
10,571	—	26,226	73,778	—	121,008	—
2,091	2,070	2,423	4,123	2,105	3,211	2,030
49,381	1,503	46,730	216,203	26,121	213,110	1,645
2,746	—	3,655	8,683	—	19,172	—
94	760	617	1,047	—	618	411
16,035	10,631	21,334	38,012	7,042	24,308	10,547
109,131	3,376	112,684	494,449	67,879	415,645	5,683
8,877	—	11,649	38,816	—	85,091	—
90	163	323	841	—	712	69
2,384	1,730	2,167	12,151	2,224	6,704	1,730
4,776	4,259	4,788	6,153	4,292	5,469	4,240

438,478	293,757	868,779	3,437,931	258,188	1,957,113	209,049

(114,851)	(121,936)	(171,249)	(46,133)	(29,035)	(27,783)	(136,218)
(2)	(168)	(987)	(486)	(462)	(57)	(65)

323,625	171,653	696,543	3,391,312	228,691	1,929,273	72,766

(197,561)	(4,202)	412,538	584,989	34,719	(480,991)	271,339

2,013,766	1,262,122	6,234,061	32,396,545	2,099,040	26,420,104	1,446,818
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	35,600	—
—	—	—	402,186	39,059	—	—

755,268	2,565,088	8,610,288	6,607,758	1,528,923	9,778,682	2,778,631
—	—	—	—	—	—	—
—	—	—	—	—	241	—
—	—	—	114,490	(26,388)	—	—

2,769,034	3,827,210	14,844,349	39,520,979	3,640,634	36,234,627	4,225,449

$2,571,473	$3,823,008	$15,256,887	$40,105,968	$3,675,353	$35,753,636	$4,496,788

The accompanying Notes to Financial Statements are an integral part of this statement.

221

Thrivent Mutual Funds
Statement of Operations – continued

				Partner
For the six months ended	Mid Cap	Mid Cap	Mid Cap	International
April 30, 2007 (unaudited)	Stock Fund	Index Fund	Index Fund-I	Stock Fund

Investment Income
Dividends	$11,886,617	$584,856	$204,445	$6,431,726
Taxable interest	990,258	3,217	5,038	402,474
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	151,943	10,507	3,931	—
Income from affiliated investments	749,295	38,537	13,890	210,703
Foreign dividend tax withholding	—	—	—	(550,464)

Total Investment Income	13,778,113	637,117	227,304	6,494,439

Expenses
Adviser fees	3,733,882	77,372	27,237	596,737
Sub-Adviser fees	—	—	—	1,229,818
Accounting and pricing fees	41,912	10,769	9,219	46,576
Administrative service fees	114,547	6,190	2,179	60,472
Audit and legal fees	15,515	7,253	6,826	11,893
Custody fees	24,803	4,132	5,023	109,844
Distribution expenses Class A	1,242,207	77,372	—	436,061
Distribution expenses Class B	86,692	—	—	68,004
Insurance expenses	6,390	2,162	2,005	4,130
Printing and postage expenses Class A	280,277	22,455	—	114,394
Printing and postage expenses Class B	7,666	—	—	6,814
Printing and postage expenses Class I	1,794	—	684	1,898
SEC and state registration expenses	61,567	7,668	12,833	35,147
Transfer agent fees Class A	805,531	82,755	—	452,199
Transfer agent fees Class B	41,866	—	—	39,161
Transfer agent fees Class I	3,782	—	330	527
Trustees’ fees	22,617	2,289	2,078	11,431
Other expenses	7,671	4,370	4,268	5,620

Total Expenses Before Reimbursement	6,498,719	304,787	72,682	3,230,726

Less:
Reimbursement from adviser	(61,629)	(25,966)	(683)	(17,299)
Custody earnings credit	(109)	(145)	(64)	(467)

Total Net Expenses	6,436,981	278,676	71,935	3,212,960

Net Investment Income/(Loss)	7,341,132	358,441	155,369	3,281,479

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	88,862,301	2,562,002	1,129,073	58,594,975
Written option contracts	—	—	—	—
Futures contracts	—	106,177	67,744	—
Foreign currency transactions	—	—	—	(150,868)
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	44,731,722	3,740,361	1,086,872	15,676,258
Written option contracts	—	—	—	—
Futures contracts	—	41,423	(21,428)	—
Foreign currency forward contracts	—	—	—	12,287
Foreign currency transactions	—	—	—	(4,342)
Swap agreements	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	133,594,023	6,449,963	2,262,261	74,128,310

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$140,935,155	$6,808,404	$2,417,630	$77,409,789

The accompanying Notes to Financial Statements are an integral part of this statement.

222

Thrivent Mutual Funds
Statement of Operations – continued

Large Cap	Large Cap	Large Cap	Large Cap	Large Cap	Balanced	High Yield
Growth Fund	Value Fund	Stock Fund	Index Fund	Index Fund-I	Fund	Fund

$2,037,105	$5,530,340	$38,069,395	$912,221	$325,952	$2,075,620	$289,832
10,552	67,049	3,138,195	6,433	6,205	2,621,718	25,658,117
—	—	—	—	—	55,376	—
25,163	11,650	60,824	3,719	2,405	30,793	98,325
344,456	407,864	746,754	29,771	23,097	317,575	572,182
(19,482)	(7,903)	(76,665)	—	—	(6,568)	—

2,397,794	6,009,000	41,938,503	952,144	357,659	5,094,514	26,618,456

1,492,726	1,216,105	8,728,283	116,254	42,117	930,496	1,238,821
—	—	—	—	—	—	—
16,736	22,266	120,496	12,743	10,576	27,478	37,999
39,806	54,049	338,335	9,300	3,370	33,836	63,706
9,427	10,714	33,982	7,379	6,904	9,426	11,667
27,047	14,183	43,850	5,051	5,866	22,590	12,145
170,248	418,099	3,815,142	116,254	—	305,233	659,618
55,483	66,858	311,236	—	—	46,343	73,008
3,259	3,916	15,731	2,282	2,043	3,338	4,474
63,183	85,743	820,801	25,069	—	61,189	119,603
7,299	6,890	32,897	—	—	3,680	5,770
1,920	1,740	2,569	—	1,044	1,128	1,462
28,723	43,673	113,361	8,657	14,248	36,880	42,506
222,446	311,882	2,109,481	96,614	—	197,397	331,430
38,854	34,456	178,088	—	—	17,910	28,105
917	1,817	1,573	—	250	186	1,669
7,342	11,390	69,961	2,368	2,236	9,562	11,135
5,281	5,813	14,657	4,440	4,290	5,831	5,670

2,190,697	2,309,594	16,750,443	406,411	92,944	1,712,503	2,648,788

(1,134,996)	(33,911)	(168,597)	(127,287)	(1,146)	(27,475)	(56,354)
(14)	(740)	(1,119)	(116)	(68)	(376)	(3,021)

1,055,687	2,274,943	16,580,727	279,008	91,730	1,684,652	2,589,413

1,342,107	3,734,057	25,357,776	673,136	265,929	3,409,862	24,029,043

22,133,676	20,122,758	317,276,624	130,815	78,736	7,322,990	10,421,781
170,869	—	—	—	—	—	—
—	—	1,521,906	15,720	73,309	51,409	—
—	—	—	—	—	51	—
—	—	—	—	—	9,427	(52,550)

9,159,748	25,311,399	(112,606,358)	6,585,983	2,323,890	10,625,199	7,273,081
(4,112)	—	—	—	—	7,736	—
—	—	1,358,144	27,681	34	(10,390)	—
—	—	—	—	—	—	—
—	—	—	—	—	138	—
—	—	—	—	—	(2,928)	—

31,460,181	45,434,157	207,550,316	6,760,199	2,475,969	18,003,632	17,642,312

$32,802,288	$49,168,214	$232,908,092	$7,433,335	$2,741,898	$21,413,494	$41,671,355

The accompanying Notes to Financial Statements are an integral part of this statement.

223

Thrivent Mutual Funds
Statement of Operations – continued

For the six months ended	Municipal	Income	Core Bond
April 30, 2007 (unaudited)	Bond Fund	Fund	Fund

Investment Income
Dividends	$—	$—	$—
Taxable interest	2,328,634	18,779,115	9,745,104
Tax exempt interest	29,079,791	—	—
Income from mortgage dollar rolls	—	166,149	197,014
Income from securities loaned	—	19,163	18,911
Income from affiliated investments	—	686,504	389,662

Total Investment Income	31,408,425	19,650,931	10,350,691

Expenses
Adviser fees	2,488,286	1,163,114	858,060
Accounting and pricing fees	82,756	37,855	29,887
Administrative service fees	120,935	67,762	38,136
Audit and legal fees	16,479	11,811	9,833
Custody fees	14,736	12,674	10,360
Distribution expenses Class A	1,472,535	571,587	408,860
Distribution expenses Class B	94,337	53,040	35,405
Insurance expenses	6,966	4,556	3,566
Printing and postage expenses Class A	104,816	96,018	59,318
Printing and postage expenses Class B	3,276	5,362	2,771
Printing and postage expenses Class I	371	1,998	830
SEC and state registration expenses	55,869	43,704	31,360
Transfer agent fees Class A	271,937	276,369	233,058
Transfer agent fees Class B	10,268	26,722	13,219
Transfer agent fees Class I	1,549	1,117	1,306
Trustees’ fees	23,716	11,486	11,419
Other expenses	7,203	5,505	5,007

Total Expenses Before Reimbursement	4,776,035	2,390,680	1,752,395

Less:
Reimbursement from adviser	(13,116)	(66,036)	(32,401)
Custody earnings credit	(145)	(2,943)	(1,246)

Total Net Expenses	4,762,774	2,321,701	1,718,748

Net Investment Income/(Loss)	26,645,651	17,329,230	8,631,943

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	1,492,770	4,895,626	131,033
Futures contracts	—	241,104	181,075
Foreign currency transactions	—	389	223
Swap agreements	—	45,293	32,328
Change in net unrealized appreciation/(depreciation) on:
Investments	(12,674,536)	(140,089)	117,146
Written option contracts	—	54,151	30,943
Futures contracts	—	70,096	(60,828)
Foreign currency transactions	—	(2)	—
Swap agreements	—	(7,333)	(10,616)

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	(11,181,766)	5,159,235	421,304

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$15,463,885	$22,488,465	$9,053,247

The accompanying Notes to Financial Statements are an integral part of this statement.

224

Thrivent Mutual Funds
Statement of Operations – continued

Limited
Maturity	Money Market
Bond Fund	Fund

$—	$209
7,501,324	34,247,036
—	—
44,691	—
3,739	—
245,554	—

7,795,308	34,247,245

448,679	2,621,650
20,095	42,875
29,912	127,001
8,741	15,948
6,488	18,362
93,969	576,481
2,289	7,134
2,984	6,679
25,170	331,507
491	751
1,817	4,682
29,712	93,100
99,937	692,115
2,187	3,326
4,507	1,050
5,624	22,281
4,215	6,600

786,817	4,571,542

(14,676)	(1,102,144)
(1,934)	(1,063)

770,207	3,468,335

7,025,101	30,778,910

292,146	—
(153,831)	—
166	—
9,963	—

273,413	—
13,024	—
60,331	—
(1)	—
(3,249)	—

491,962	—

$7,517,063	$30,778,910

The accompanying Notes to Financial Statements are an integral part of this statement.

225

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Fund		Allocation Fund

	4/30/2007	10/31/2006	4/30/2007	10/31/2006
For the periods ended	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$2,457,962	$1,050,214	$7,607,834	$4,244,421
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	(35,703)	(72,206)	(275,300)	83,912
Distributions of realized capital gains from
affiliated investments	6,375,993	706,204	13,449,093	1,134,486
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	15,590,792	12,627,314	26,987,628	25,971,422

Net Change in Net Assets Resulting
From Operations	24,389,044	14,311,526	47,769,255	31,434,241

Distributions to Shareholders
From net investment income	(3,897,772)	(593,507)	(10,860,937)	(1,360,298)
From net realized gains	(632,879)	—	(1,030,546)	—

Total Distributions to Shareholders	(4,530,651)	(593,507)	(11,891,483)	(1,360,298)
Capital Stock Transactions	77,448,448	168,727,654	210,930,062	367,144,669

Net Increase/(Decrease) in Net Assets	97,306,841	182,445,673	246,807,834	397,218,612
Net Assets, Beginning of Period	211,850,301	29,404,628	463,110,999	65,892,387
Net Assets, End of Period	$309,157,142	$211,850,301	$709,918,833	$463,110,999

	Partner Small Cap		Small Cap
	Value Fund		Stock Fund

	4/30/2007	10/31/2006	4/30/2007	10/31/2006
For the periods ended	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$412,538	$696,961	$584,989	$(1,396,328)
Net realized gains/(losses) on:
Investments	6,234,061	6,053,843	32,396,545	58,639,765
Written option contracts	—	—	—	—
Futures contracts	—	—	402,186	1,062,631
Change in net unrealized appreciation/(depreciation) on:
Investments	8,610,288	12,466,684	6,607,758	18,907,527
Written option contracts	—	—	—	—
Futures contracts	—	—	114,490	—

Net Change in Net Assets Resulting
From Operations	15,256,887	19,217,488	40,105,968	77,213,595

Distributions to Shareholders
From net investment income	(366,586)	(381,590)	—	—
From net realized gains	(5,916,750)	(6,086,458)	(56,856,098)	(52,593,044)

Total Distributions to Shareholders	(6,283,336)	(6,468,048)	(56,856,098)	(52,593,044)
Capital Stock Transactions	15,314,320	21,175,487	26,416,538	52,051,493

Net Increase/(Decrease) in Net Assets	24,287,871	33,924,927	9,666,408	76,672,044
Net Assets, Beginning of Period	130,244,641	96,319,714	558,874,476	482,202,432
Net Assets, End of Period	$154,532,512	$130,244,641	$568,540,884	$558,874,476

The accompanying Notes to Financial Statements are an integral part of this statement.

226

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small
Fund		Allocation Fund		Fund		Cap Growth Fund

4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$8,868,467	$6,426,432	$3,605,853	$3,055,979	$(197,561)	$(376,343)	$(4,202)	$(9,774)

—	—	—	—	2,013,766	521,497	1,262,122	14,342
(1,854,830)	48,262	46,650	56,329	—	—	—	—

13,399,482	1,733,913	3,217,535	448,617	—	—	—	—

—	—	—	—	755,268	3,162,485	2,565,088	2,480,981
17,732,561	21,925,117	3,700,542	5,976,528	—	—	—	—

38,145,680	30,133,724	10,570,580	9,537,453	2,571,473	3,307,639	3,823,008	2,485,549

(11,129,614)	(6,007,876)	(4,120,793)	(2,786,155)	—	—	(53,994)	—
(1,698,236)	—	(463,260)	—	—	—	—	—

(12,827,850)	(6,007,876)	(4,584,053)	(2,786,155)	—	—	(53,994)	—
179,969,239	356,782,599	55,247,894	123,006,090	(5,400,823)	(7,466,749)	9,972,482	25,157,829

205,287,069	380,908,447	61,234,421	129,757,388	(2,829,350)	(4,159,110)	13,741,496	27,643,378
459,946,229	79,037,782	163,432,420	33,675,032	44,606,229	48,765,339	41,292,928	13,649,550
$665,233,298	$459,946,229	$224,666,841	$163,432,420	$41,776,879	$44,606,229	$55,034,424	$41,292,928

Small Cap		Mid Cap		Partner Mid Cap		Mid Cap
Index Fund		Growth Fund		Value Fund		Stock Fund

4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$34,719	$104,305	$(480,991)	$(1,395,786)	$271,339	$391,298	$7,341,132	$1,440,535

2,099,040	3,191,987	26,420,104	29,662,260	1,446,818	148,545	88,862,301	192,483,986
—	—	35,600	32,638	—	—	—	—
39,059	82,381	—	—	—	—	—	—

1,528,923	3,389,584	9,778,682	5,014,198	2,778,631	2,530,385	44,731,722	(42,034,620)
—	—	241	(241)	—	—	—	—
(26,388)	57,733	—	—	—	—	—	—

3,675,353	6,825,990	35,753,636	33,313,069	4,496,788	3,070,228	140,935,155	151,889,901

(70,526)	(73,001)	—	—	(506,983)	(48,599)	(1,531,416)	—
(3,380,175)	(879,437)	(22,856,197)	—	(198,154)	—	(185,489,976)	(101,541,373)

(3,450,701)	(952,438)	(22,856,197)	—	(705,137)	(48,599)	(187,021,392)	(101,541,373)
431,708	(4,779,018)	(450,055)	(26,887,487)	7,682,418	19,683,701	141,210,541	58,174,368

656,360	1,094,534	12,447,384	6,425,582	11,474,069	22,705,330	95,124,304	108,522,896
48,027,112	46,932,578	323,302,134	316,876,552	31,452,705	8,747,375	1,111,239,393	1,002,716,497
$48,683,472	$48,027,112	$335,749,518	$323,302,134	$42,926,774	$31,452,705	$1,206,363,697	$1,111,239,393

The accompanying Notes to Financial Statements are an integral part of this statement.

227

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Index Fund		Index Fund-I

	4/30/2007	10/31/2006	4/30/2007	10/31/2006
For the periods ended	(unaudited)		(unaudited)
10/31/2006
Operations
Net investment income/(loss)	$358,441	$367,048	$155,369	$220,660
Net realized gains/(losses) on:
Investments	2,562,002	2,626,545	1,129,073	1,190,366
Written option contracts	—	—	—	—
Futures contracts	106,177	107,698	67,744	1,656
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,740,361	4,349,791	1,086,872	1,388,618
Written option contracts	—	—	—	—
Futures contracts	41,423	34,483	(21,428)	16,137
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Change in Net Assets Resulting
From Operations	6,808,404	7,485,565	2,417,630	2,817,437

Distributions to Shareholders
From net investment income	(435,746)	(289,668)	(251,521)	(125,860)
From net realized gains	(2,837,634)	(3,962,434)	(1,100,875)	(1,541,630)

Total Distributions to Shareholders	(3,273,380)	(4,252,102)	(1,352,396)	(1,667,490)
Capital Stock Transactions	(1,233,724)	(4,117,833)	(1,673,993)	(1,606,129)

Net Increase/(Decrease) in Net Assets	2,301,300	(884,370)	(608,759)	(456,182)
Net Assets, Beginning of Period	61,561,723	62,446,093	22,625,817	23,081,999
Net Assets, End of Period	$63,863,023	$61,561,723	$22,017,058	$22,625,817

	Large Cap		Large Cap
	Index Fund		Index Fund-I

	4/30/2007	10/31/2006	4/30/2007	10/31/2006
For the periods ended	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$673,136	$1,271,625	$265,929	$472,992
Net realized gains/(losses) on:
Investments	130,815	(3,510,264)	78,736	1,915,957
Written option contracts	—	—	—	—
Futures contracts	15,720	42,682	73,309	52,035
Foreign currency transactions	—	—	—	—
Swap agreement	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,585,983	15,696,987	2,323,890	2,156,990
Written option contracts	—	—	—	—
Futures contracts	27,681	27,251	34	30,941
Foreign currency transactions	—	—	—	—
Swap agreement	—	—	—	—

Net Change in Net Assets Resulting
From Operations	7,433,335	13,528,281	2,741,898	4,628,915

Distributions to Shareholders
From net investment income	(1,253,298)	(1,207,200)	(475,130)	(431,528)
From net realized gains	—	(88,425)	—	—

Total Distributions to Shareholders	(1,253,298)	(1,295,625)	(475,130)	(431,528)
Capital Stock Transactions	(3,009,701)	(14,249,954)	437,188	(3,099,630)

Net Increase/(Decrease) in Net Assets	3,170,336	(2,017,298)	2,703,956	1,097,757
Net Assets, Beginning of Period	92,328,231	94,345,529	32,578,119	31,480,362
Net Assets, End of Period	$95,498,567	$92,328,231	$35,282,075	$32,578,119

The accompanying Notes to Financial Statements are an integral part of this statement.

228

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

Partner International		Large Cap		Large Cap		Large Cap
Stock Fund		Growth Fund		Value Fund		Stock Fund

4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$3,281,479	$5,780,574	$1,342,107	$1,367,402	$3,734,057	$5,979,238	$25,357,776	$31,056,261

58,594,975	36,402,780	22,133,676	10,835,555	20,122,758	31,208,693	317,276,624	187,512,948
—	—	170,869	129,165	—	—	—	—
—	—	—	—	—	—	1,521,906	1,353,863
(150,868)	(153,895)	—	—	—	—	—	—

15,676,258	54,711,850	9,159,748	8,313,147	25,311,399	41,101,693	(112,606,358)	183,089,416
—	—	(4,112)	2,613	—	—	—	—
—	—	—	—	—	—	1,358,144	—
12,287	(1,120)	—	—	—	—	—	—
(4,342)	18,868	—	—	—	—	—	—

77,409,789	96,759,057	32,802,288	20,647,882	49,168,214	78,289,624	232,908,092	403,012,488

(7,072,912)	(4,550,020)	(1,611,639)	(362,403)	(6,247,252)	(4,838,129)	(32,993,037)	(22,969,707)
—	—	—	—	(28,918,515)	(5,697,959)	(142,672,537)	(37,619,468)

(7,072,912)	(4,550,020)	(1,611,639)	(362,403)	(35,165,767)	(10,536,088)	(175,665,574)	(60,589,175)
47,847,891	82,007,857	75,160,460	152,600,841	66,989,905	56,572,510	(81,213,467)	(490,294,712)

118,184,768	174,216,894	106,351,109	172,886,320	80,992,352	124,326,046	(23,970,949)	(147,871,399)
556,173,146	381,956,252	350,908,451	178,022,131	510,500,722	386,174,676	3,421,919,352	3,569,790,751
$674,357,914	$556,173,146	$457,259,560	$350,908,451	$591,493,074	$510,500,722	$3,397,948,403	$3,421,919,352

Balanced		High Yield		Municipal		Income
Fund		Fund		Bond Fund		Fund

4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006	4/30/2007	10/31/2006
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$3,409,862	$6,505,919	$24,029,043	$47,156,259	$26,645,651	$55,724,400	$17,329,230	$29,996,005

7,322,990	16,727,101	10,421,781	(1,518,841)	1,492,770	5,573,334	4,895,626	(11,781,005)
—	42,184	—	—	—	—	—	222,888
51,409	142,181	—	225,995	—	(145,731)	241,104	1,521,559
51	1,112	—	—	—	—	389	245
9,427	—	(52,550)	—	—	—	45,293	—

10,625,199	15,502,008	7,273,081	8,047,938	(12,674,536)	2,986,542	(140,089)	13,051,491
7,736	—	—	—	—	—	54,151	—
(10,390)	(28,387)	—	—	—	—	70,096	(455,076)
138	—	—	—	—	—	(2)	—
(2,928)	—	—	—	—	—	(7,333)	—

21,413,494	38,892,118	41,671,355	53,911,351	15,463,885	64,138,545	22,488,465	32,556,107

(3,093,550)	(6,542,752)	(24,275,079)	(47,156,259)	(26,645,651)	(55,685,609)	(17,290,028)	(29,934,835)
(16,231,550)	(10,044,905)	—	—	—	—	—	—

(19,325,100)	(16,587,657)	(24,275,079)	(47,156,259)	(26,645,651)	(55,685,609)	(17,290,028)	(29,934,835)
(12,427,942)	(62,160,657)	4,733,489	24,092,606	(19,997,137)	(53,031,771)	64,420,960	49,235,437

(10,339,548)	(39,856,196)	22,129,765	30,847,698	(31,178,903)	(44,578,835)	69,619,397	51,856,709
347,963,872	387,820,068	632,480,141	601,632,443	1,235,066,823	1,279,645,658	650,032,707	598,175,998
$337,624,324	$347,963,872	$654,609,906	$632,480,141	$1,203,887,920	$1,235,066,823	$719,652,104	$650,032,707

The accompanying Notes to Financial Statements are an integral part of this statement.

229

Thrivent Mutual Funds
Statement of Changes in Net Assets – continued

	Core Bond		Limited Maturity
	Fund		Bond Fund

	4/30/2007	10/31/2006	4/30/2007	10/31/2006
For the periods ended	(unaudited)		(unaudited)

Operations
Net investment income/(loss)	$8,631,943	$19,369,310	$7,025,101	$9,265,799
Net realized gains/(losses) on:
Investments	131,033	(9,424,786)	292,146	(901,553)
Written option contracts	—	167,842	—	19,800
Futures contracts	181,075	235,593	(153,831)	277,931
Foreign currency transactions	223	(134)	166	—
Swap agreements	32,328	—	9,963	—
Change in net unrealized appreciation/(depreciation) on:
Investments	117,146	8,918,695	273,413	1,253,361
Written option contracts	30,943	—	13,024	—
Futures contracts	(60,828)	404,359	60,331	(332,123)
Foreign currency transactions	—	—	(1)	—
Swap agreements	(10,616)	—	(3,249)	—

Net Change in Net Assets Resulting
From Operations	9,053,247	19,670,879	7,517,063	9,583,215

Distributions to Shareholders
From net investment income	(8,758,715)	(19,829,282)	(7,018,834)	(9,229,771)

Total Distributions to Shareholders	(8,758,715)	(19,829,282)	(7,018,834)	(9,229,771)
Capital Stock Transactions	(32,832,811)	(84,590,679)	76,232,848	93,899,531

Net Increase/(Decrease) in Net Assets	(32,538,279)	(84,749,082)	76,731,077	94,252,975
Net Assets, Beginning of Period	400,180,963	484,930,045	265,000,791	170,747,816
Net Assets, End of Period	$367,642,684	$400,180,963	$341,731,868	$265,000,791

	Money Market
	Fund

	4/30/2007	10/31/2006
For the periods ended	(unaudited)

Operations
Net investment income/(loss)	$30,778,910	$45,741,062

Net Change in Net Assets Resulting
From Operations	30,778,910	45,741,062

Distributions to Shareholders
From net investment income	(30,778,910)	(45,741,062)

Total Distributions to Shareholders	(30,778,910)	(45,741,062)
Capital Stock Transactions	168,880,913	261,005,791

Net Increase/(Decrease) in Net Assets	168,880,913	261,005,791
Net Assets, Beginning of Period	1,207,197,417	946,191,626
Net Assets, End of Period	$1,376,078,330	$1,207,197,417

The accompanying Notes to Financial Statements are an integral part of this statement.

230

THRIVENT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. Thrivent Diversified Income Plus Fund and Thrivent Real Estate Securities Fund have a fiscal year end on a calendar year basis and are presented under a separate annual report.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for Limited Maturity Bond Fund and Money Market Fund) and a maximum front-end sales load of 5.50% for allocation funds, equity funds, and hybrid funds and 4.50% for fixed-income funds, excluding Limited Maturity Bond Fund and Money Market Fund. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum deferred sales charge of 5.00% . The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund and Partner Mid Cap Value Fund offer Class A and Institutional Class shares. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I and Large Cap Index Fund-I offer only Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at the net asset value at the close of each business day.

For all Funds, other than Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Funds’ investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of

231

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Trustees. As of April 30, 2007, one security in High Yield Fund and two securities in Limited Maturity Bond Fund were valued at fair value, which represented 0.00% and 1.57%, respectively, of each Fund’s net assets.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Funds except Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended April 30, 2007, Partner International Stock Fund, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Funds’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue

232

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from Moderate Allocation Fund, Moderately Conservative Allocation Fund and Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Technology Fund, Partner Small Cap Growth Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options — All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the six months ended April 30, 2007, Mid Cap Growth Fund, Large Cap Growth Fund, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(J) Financial Futures Contracts — Certain Funds use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the six months ended April 30, 2007, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Stock Fund, Large Cap Index Fund, Large Cap Index Fund-I, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements — Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the coun-terparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The

233

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

contracts are valued daily and unrealized appreciation or depreciation is recorded. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer. During the six months ended April 30, 2007, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund entered into credit default swaps.

Total Return Swaps — A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended April 30, 2007, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund entered into total return swaps.

(L) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(M) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of April 30, 2007, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner International Stock Fund, Large Cap Stock Fund, Municipal Bond Fund and Money Market Fund had securities on loan. The value of securities on loan is as follows:

Securities
Fund	on Loan

Technology	$ 8,339,855
Partner Small Cap Growth	13,630,973
Partner Small Cap Value	38,643,020
Small Cap Stock	122,620,551
Small Cap Index	11,563,375
Mid Cap Growth	82,964,570
Partner Mid Cap Value	9,343,242
Mid Cap Stock	179,733,599
Mid Cap Index	15,967,460
Mid Cap Index-I	5,542,825
Large Cap Growth	34,062,432
Large Cap Value	31,451,072

234

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

Securities
Fund	on Loan

Large Cap Index	$ 6,547,255
Large Cap Index-I	3,724,118
Balanced	51,050,001
High Yield	103,579,738
Income	33,524,058
Core Bond	22,294,993
Limited Maturity Bond	6,394,308

(N) When-Issued and Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(P) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Asset Management, LLC (“Thrivent Asset Mgt.”) (or a subadviser) to be creditworthy.

(Q) Equity-Linked Structured Securities — Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

(R) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — Thrivent High Yield Fund received a dividend in the amount of $37,188 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Fund will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

(U) Unfunded Loan Commitments — The following Funds entered into a loan commitment with Community Health Systems, Inc. Initial maturity of the bridge loan is one year from closing. After initial maturity, the bridge loan may be converted into exchange notes. The coupon rate

235

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(2) SIGNIFICANT ACCOUNTING
POLICIES — continued

will be determined at time of settlement. The Funds are obligated to fund these loan commitments at the borrower’s discretion upon shareholders’ approval of the merger between Community Health Systems, Inc. and Triad Hospitals, Inc. A commitment fee is paid to the funds at the close of the loan commitment.

Fund	Unfunded Loan Commitment

High Yield Fund	$5,200,000
Income Fund	3,200,000

These commitments expire on October 31, 2007.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), that requires additional tax disclosures and the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions in any open tax years that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt., (“the Adviser”). Thrivent Asset Mgt. is a wholly owned subsidiary of Thrivent Life Insurance Company (Thrivent Life). Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

(M - Millions)	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M

Aggressive Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation
Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation Fund	0.15%	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Small Cap
Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Partner Small Cap
Value Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Small Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Small Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Growth Fund	0.45%	0.45%	0.40%	0.40%	0.35%	0.30%	0.30%	0.25%	0.25%	0.25%	0.25%

236

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(M - Millions)	$0 to	$50 to	$100 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$2,000 to	$2,500 to	Over
Fund	$50M	$100M	$200M	$250M	$500M	$750M	$1,000M	$2,000M	$2,500M	$5,000M	$5,000M

Partner Mid Cap
Value Fund	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock Fund	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Mid Cap Index Fund-I	0.25%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Partner International
Stock Fund	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Growth
Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%	0.70%	0.65%	0.65%	0.60%	0.575%
Large Cap Value Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Large Cap Stock Fund	0.65%	0.65%	0.65%	0.65%	0.65%	0.575%	0.575%	0.50%	0.475%	0.45%	0.425%
Large Cap Index Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Large Cap Index Fund-I	0.25%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%	0.175%
Balanced Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.50%	0.50%	0.475%	0.475%	0.45%	0.425%
High Yield Fund	0.40%	0.40%	0.40%	0.40%	0.40%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%
Municipal Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.35%	0.35%	0.325%	0.30%
Income Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.325%	0.325%	0.30%	0.30%	0.30%	0.30%
Core Bond Fund	0.45%	0.45%	0.45%	0.45%	0.45%	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%
Limited Maturity
Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%	0.275%	0.275%	0.25%	0.25%	0.25%	0.25%
Money Market Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.40%	0.35%	0.325%	0.325%	0.30%	0.275%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management LLC (“Transamerica”) for the performance of subadvisory services for Partner Small Cap Growth Fund. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Portfolio will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser paid T. Rowe Price International, Inc. (“Price International”) an annual subadvisory fee for the performance of subadvisory services for Partner International Stock Fund until the termination of the subadvisory agreement on February 28, 2007. The fee payable was equal to 0.75% of the first $20 million, 0.60% of the next $30 million, 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when the assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Portfolio was included in determining breakpoints for the assets managed by Price International.

Effective February 28, 2007, the Adviser entered into a subadvisory agreement with Principal Global Investors, LLC (“Principal”), in addition to the existing subadvisory agreement with Mercator Asset Management, LP (“Mercator”) for the performance of subadvisory services for Partner International Stock Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets subadvised by Principal, 0.30% of the next $500 million and 0.25% when assets exceed $1.0 billion. For average daily net assets subadvised by Mercator, the fee payable is equal to 0.75% of the first $25 million of, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% when assets exceed $500 million. Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator and Principal.

237

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

As of April 30, 2007, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date

Technology	—	1.00%	—	N/A
Partner Small Cap Value	0.10%	0.10%	0.10%	N/A
Large Cap Growth	—	0.80%	—	N/A
Money Market	0.20%	0.10%	0.10%	N/A

These voluntary reimbursements may be discontinued at any time.

As of April 30, 2007, the following contractual expense reimbursements to limit expenses to the following percentages were in effect:

			Institutional	Expiration
Fund	Class A	Class B	Class	Date

Aggressive Allocation	0.50%	N/A	—	2/28/08
Moderately Aggressive Allocation	0.48%	N/A	—	2/28/08
Moderate Allocation	0.48%	N/A	—	2/28/08
Moderately Conservative Allocation	0.45%	N/A	—	2/28/08
Technology	1.47%	—	0.97%	2/28/08
Partner Small Cap Growth	1.45%	N/A	1.18%	2/28/08
Small Cap Index	0.95%	N/A	N/A	2/28/08
Partner Mid Cap Value	1.25%	N/A	1.08%	2/28/08
Mid Cap Index	0.90%	N/A	N/A	2/28/08
Large Cap Growth	1.17%	—	0.84%	2/28/08
Large Cap Index	0.60%	N/A	N/A	2/28/08

As of October 15, 2004, all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: Technology Fund, 3.34%; Partner Small Cap Value Fund, 2.63%; Small Cap Stock Fund, 2.43%; Mid Cap Growth Fund, 2.31%; Mid Cap Stock Fund, 2.39%; Partner International Stock Fund, 2.79%; Large Cap Growth Fund, 2.55%; Large Cap Value Fund, 2.21%; Large Cap Stock Fund, 2.24%; Balanced Fund, 2.06%; High Yield Fund, 1.73%; Municipal Bond Fund, 1.50%; Income Fund, 1.63%; Core Bond Fund, 1.95%; Limited Maturity Bond Fund, 0.89%; and Money Market Fund, 1.95% . These reimbursements will be in effect as long as assets remain in the B shares.

Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for Technology Fund and Partner International Stock Fund. Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 1.01% of average daily net assets for Money Market Fund. These voluntary expense reimbursements may be discontinued at any time.

Each equity, hybrid and fixed income fund may invest cash in the Money Market Fund, subject to certain limitations. During the six months ended April 30, 2007, all funds, with the exception of the Municipal Bond Fund, invested in the Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan — Thrivent Investment Mgt. is the Trust’s distributor. The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for Limited Maturity Bond Fund and Money Market Fund) of average net assets. Class B shares have a Rule 12b-1 fee of 1.00% (0.25% for Limited Maturity Bond Fund and 0.875% for Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees — For the six months ended April 30, 2007, Thrivent Investment Mgt. received $8,050,837 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $148,843 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

238

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the six months ended April 30, 2007, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $613,000 from the Trust.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the six months ended April 30, 2007, Thrivent Asset Mgt. received aggregate fees for administrative personnel and services of $1,385,736 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Funds with transfer agent services. For the six months ended April 30, 2007, Thrivent Investor Services received $9,343,417 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $85,574 in fees from the Trust for the six months ended April 30, 2007. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt., and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of April 30, 2007, tax-basis balances have not been determined.

At October 31, 2006, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year

Technology	$ 11,131,363	2009
	13,695,973	2010
	1,279,762	2011
	1,471,537	2012
	——————————
	$ 27,578,635
	===================
Mid Cap Growth	$ 19,866,079	2009
	6,613,531	2010
	——————————
	$ 26,479,610
	===================
Partner International Stock	$ 943,210	2009
	29,104,696	2010
	——————————
	$ 30,047,906
	===================
Large Cap Growth	$ 6,537,047	2009
	3,600,676	2010
	——————————
	$ 10,137,723
	===================
Large Cap Value	$ 1,776,066	2010
	===================
Large Cap Stock	$ 63,448,833	2009
	45,072,180	2010
	——————————
	$ 108,521,013
	===================
Large Cap Index	$ 3,530,756	2014
	===================
Large Cap Index - I	$ 387,177	2010
	1,730,425	2011
	——————————
	$ 2,117,602
	===================
High Yield	$ 18,998,975	2007
	15,133,980	2008
	125,418,013	2009
	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	——————————
	$ 488,557,416
	===================

239

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(4) TAX INFORMATION — continued

	Capital Loss	Expiration
Fund	Carryover	Year

Municipal Bond	$2,495,262	2007
	328,490	2009
	545,473	2012
	——————————
	$3,369,225
	===================
Income	$7,036,690	2008
	17,362,752	2010
	9,939,596	2014
	——————————
	$34,339,038
	===================

	Capital Loss	Expiration
Fund	Carryover	Year

Core Bond	$1,246,299	2012

	1,300,054	2013

	9,402,862	2014
	——————————
	$11,949,215
	===================

Limited Maturity Bond	$691,482	2013

	602,582	2014
	——————————
	$1,294,064
	===================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the six months ended April 30, 2007, and the year ended October 31, 2006, were as follows:

			Net Investment Income

	For the six months ended,			For the year ended,
		April 30, 2007			October 31, 2006

			Institutional			Institutional
Fund	Class A	Class B	Class	Class A	Class B	Class

Aggressive Allocation Fund	$ 3,146,988	$ N/A	$ 750,784	$ 499,413	$ N/A	$ 94,094
Moderately Aggressive Allocation Fund	9,799,040	N/A	1,061,897	1,225,560	N/A	134,738
Moderate Allocation Fund	10,716,514	N/A	413,100	5,750,817	N/A	257,059
Moderately Conservative Allocation Fund	3,934,994	N/A	185,799	2,682,736	N/A	103,419
Partner Small Cap Growth Fund	—	N/A	53,994	—	N/A	—
Partner Small Cap Value Fund	82,693	—	283,893	218,412	—	163,178
Small Cap Index Fund	70,526	N/A	N/A	73,001	N/A	N/A
Partner Mid Cap Value Fund	114,566	N/A	392,417	19,273	N/A	29,326
Mid Cap Stock Fund	934,770	—	596,646	—	—	—
Mid Cap Index Fund	435,746	N/A	N/A	289,668	N/A	N/A
Mid Cap Index Fund-I	N/A	N/A	251,521	N/A	N/A	125,860
Partner International Stock Fund	3,564,945	—	3,507,967	3,199,167	—	1,350,853
Large Cap Growth Fund	79,128	—	1,532,511	122,283	—	240,120
Large Cap Value Fund	3,510,097	—	2,737,155	3,831,080	—	1,007,049
Large Cap Stock Fund	29,416,377	—	3,576,660	21,262,576	—	1,707,131
Large Cap Index Fund	1,253,298	N/A	N/A	1,207,200	N/A	N/A
Large Cap Index Fund-I	N/A	N/A	475,130	N/A	N/A	431,528
Balanced Fund	2,121,895	33,650	938,005	4,474,474	81,473	1,986,805
High Yield Fund	19,992,217	488,912	3,793,950	41,475,295	1,328,620	4,352,344
Municipal Bond Fund	26,002,590	350,445	292,616	54,232,768	973,846	478,995
Income Fund	11,381,843	219,171	5,689,014	23,681,428	624,352	5,629,055
Core Bond Fund	7,459,381	125,139	1,174,195	17,088,041	329,212	2,412,029
Limited Maturity Bond Fund	2,490,579	39,325	4,488,930	4,956,801	75,563	4,197,407
Money Market Fund	22,054,405	35,623	8,688,882	31,013,880	62,635	14,664,547

240

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

				Net Realized Gains

	For the six months ended,				For the year ended,
	April 30, 2007				October 31, 2006

				Institutional				Institutional
Fund	Class A	Class B		Class	Class A	Class B		Class

Aggressive Allocation Fund	$ 528,141	$	N/A	$ 104,738	$—	$	N/A	$—
Moderately Aggressive Allocation Fund	939,117		N/A	91,429	—		N/A	—
Moderate Allocation Fund	1,638,900		N/A	59,336	—		N/A	—
Moderately Conservative Allocation Fund	441,585		N/A	21,675	—		N/A	—
Partner Small Cap Value Fund	3,597,545		244,365	2,074,840	4,655,087		358,184	1,073,187
Small Cap Stock Fund	46,362,450		1,765,313	8,728,335	47,662,131		2,332,355	2,598,558
Small Cap Index Fund	3,380,175		N/A	N/A	879,437		N/A	N/A
Mid Cap Growth Fund	18,640,285		1,923,145	2,292,767	—		—	—
Partner Mid Cap Value Fund	46,696		N/A	151,458	—		—	—
Mid Cap Stock Fund	162,402,109		3,354,680	19,733,187	93,424,844		2,559,861	5,556,668
Mid Cap Index Fund	2,837,634		N/A	N/A	3,962,434		N/A	N/A
Mid Cap Index Fund-I	N/A		N/A	1,100,875	N/A		N/A	1,541,630
Large Cap Value Fund	18,379,765		781,553	9,757,197	4,623,401		241,078	833,480
Large Cap Stock Fund	129,024,403		2,960,678	10,687,456	34,978,181		1,011,454	1,629,833
Large Cap Index Fund	—		N/A	N/A	88,425		N/A	N/A
Balanced Fund	11,718,521		454,631	4,058,398	7,173,390		339,341	2,532,174

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities —

For the six months ended April 30, 2007, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Fund	Purchases	Sales

Aggressive Allocation Fund	$ 87,724	$ 4,752
Moderately Aggressive
Allocation Fund	248,785	28,865
Moderate Allocation Fund	218,334	46,244
Moderately Conservative
Allocation Fund	66,424	18,375
Technology Fund	22,728	28,476
Partner Small Cap Growth Fund	31,627	22,906
Partner Small Cap Value Fund	32,817	22,140
Small Cap Stock Fund	210,607	254,650
Small Cap Index Fund	4,217	7,428
Mid Cap Growth Fund	137,169	157,262
Partner Mid Cap Value Fund	19,506	12,312
Mid Cap Stock Fund	989,239	1,024,371
Mid Cap Index Fund	3,905	7,561
Mid Cap Index Fund-I	1,436	4,181
Partner International Stock Fund	425,650	381,631
Large Cap Growth Fund	394,595	321,667
Large Cap Value Fund	167,554	128,932
Large Cap Stock Fund	2,227,353	2,467,937

	In thousands

Fund	Purchases	Sales

Large Cap Index Fund	$ 2,332	$5,692
Large Cap Index Fund-I	2,395	1,783
Balanced Fund	96,459	120,655
High Yield Fund	226,049	234,915
Municipal Bond Fund	27,854	46,013
Income Fund	262,305	187,168
Core Bond Fund	101,817	105,153
Limited Maturity Bond Fund	142,014	73,971

Purchases and sales of U.S. Government securities were:

	In thousands

Fund	Purchases	Sales

Balanced Fund	$228,134	$232,002
Income Fund	738,191	724,994
Core Bond Fund	810,941	844,990
Limited Maturity Bond Fund	146,025	135,679

(B) Investments in Restricted Securities — Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. Currently no Funds hold such securities. The Funds have no right to require registration of unregistered securities.

241

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(6) SECURITY TRANSACTIONS — continued

(C) Investments in High-Yielding Securities — High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts —The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2007, were as follows:

	Thrivent Mid Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	169	$ 67,259
Opened	50	42,937
Closed	(149)	(26,762)
Expired	—	—
Exercised	(70)	(83,434)
	———————	——————
Balance at April 30, 2007	—	$ —
	=============	=============

	Thrivent Large Cap Growth Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	77	$ 18,542
Opened	2,161	318,239
Closed	(1,159)	(228,748)
Expired	(870)	(84,625)
Exercised	(209)	(23,408)
	———————	——————
Balance at April 30, 2007	—	$ —
	=============	=============

Thrivent Balanced Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	5	10,156
Closed	—	—
Expired	—	—
Exercised	—	—
	———————	——————
Balance at April 30, 2007	5	$ 10,156
	=============	=============

Thrivent Income Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	35	71,094
Closed	—	—
Expired	—	—
Exercised	—	—
	———————	——————
Balance at April 30, 2007	35	$ 71,094
	=============	=============

Thrivent Core Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	20	40,625
Closed	—	—
Expired	—	—
Exercised	—	—
	———————	——————
Balance at April 30, 2007	20	$ 40,625
	=============	=============

Thrivent Limited Maturity
Bond Fund

	Number of	Premium
	Contracts	Amount

Balance at October 31, 2006	—	$ —
Opened	15	19,336
Closed	—	—
Expired	—	—
Exercised	—	—
	———————	——————
Balance at April 30, 2007	15	$ 19,336
	=============	=============

242

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended April 30, 2007, in Money Market Fund, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	April 30, 2007	April 30, 2007	April 30, 2007

Aggressive Allocation Fund	$ 976,842	$ 2,090,242	2,984,697	$ 2,984,697	$ 77,079
Moderately Aggressive Allocation Fund	4,726,407	4,334,562	13,800,105	13,800,105	314,029
Moderate Allocation Fund	17,703,037	—	48,790,230	48,790,230	1,002,636
Moderately Conservative Allocation Fund	9,681,469	159,464	25,452,769	25,452,769	526,722
Technology Fund	5,041,884	6,135,844	232,693	232,693	16,320
Partner Small Cap Growth Fund	6,749,145	6,900,878	1,103,892	1,103,892	27,163
Partner Small Cap Value Fund	15,784,187	15,761,930	5,521,529	5,521,529	134,402
Small Cap Stock Fund	45,791,860	34,636,540	24,977,130	24,977,130	564,515
Small Cap Index Fund	4,730,648	4,438,274	875,070	875,070	21,545
Mid Cap Growth Fund	27,368,166	27,941,566	13,632,667	13,632,667	334,124
Partner Mid Cap Value Fund	11,586,837	11,227,785	1,516,457	1,516,457	32,751
Mid Cap Stock Fund	36,007,033	40,319,797	31,075,671	31,075,671	749,295
Mid Cap Index Fund	5,253,021	5,392,235	1,818,239	1,818,239	38,537
Mid Cap Index Fund-I	4,004,780	4,014,718	428,043	428,043	13,890
Partner International Stock Fund	46,629,221	57,368,589	13,691	13,691	210,703
Large Cap Growth Fund	72,192,801	67,865,829	17,409,284	17,409,284	344,456
Large Cap Value Fund	52,250,043	51,267,278	15,428,789	15,428,789	407,864
Large Cap Stock Fund	19,423,164	21,950,896	31,422,565	31,422,565	746,754
Large Cap Index Fund	5,953,733	6,224,164	1,812,024	1,812,024	29,771
Large Cap Index Fund-I	4,840,553	5,079,950	730,154	730,154	23,097
Balanced Fund	34,496,812	36,976,671	14,344,197	14,344,197	317,575
High Yield Fund	51,558,302	40,222,597	32,640,523	32,640,523	572,182
Income Fund	29,042,144	23,953,964	32,529,861	32,529,861	686,504
Core Bond Fund	17,659,631	21,963,716	13,570,613	13,570,613	389,662
Limited Maturity Bond Fund	51,699,957	44,368,254	12,742,054	12,742,054	245,554
Total Value and Dividend Income				$344,852,947	$7,827,130

243

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(7) INVESTMENTS IN AFFILIATES — continued

A summary of transactions for the six months ended April 30, 2007, in Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held at	Value
Fund	Additions	Reductions	April 30, 2007	April 30, 2007

Technology Fund	$ 36,167,573	$ 38,379,522	8,731,003	$ 8,731,003
Partner Small Cap Growth Fund	10,975,915	7,377,128	14,233,553	14,233,553
Partner Small Cap Value Fund	44,154,298	37,465,569	40,380,064	40,380,064
Small Cap Stock Fund	103,420,381	120,509,399	127,759,257	127,759,257
Small Cap Index Fund	10,969,491	11,339,993	12,100,768	12,100,768
Mid Cap Growth Fund	68,159,220	65,428,888	86,456,698	86,456,698
Partner Mid Cap Value	31,343,398	27,732,558	9,693,438	9,693,438
Mid Cap Stock Fund	713,463,020	727,341,019	186,647,519	186,647,519
Mid Cap Index Fund	12,061,083	11,237,652	16,602,052	16,602,052
Mid Cap Index Fund-I	3,808,326	3,930,436	5,758,632	5,758,632
Large Cap Growth Fund	128,392,749	101,461,507	36,033,891	36,033,891
Large Cap Value Fund	161,994,390	146,616,110	32,447,632	32,447,632
Large Cap Stock Fund	1,327,581,835	1,457,047,596	—	—
Large Cap Index Fund	24,274,705	20,311,487	6,774,493	6,774,493
Large Cap Index Fund-I	25,319,607	24,070,963	3,847,877	3,847,877
Balanced Fund	111,517,565	111,443,891	53,047,291	53,047,291
High Yield Fund	205,194,616	183,795,870	107,676,938	107,676,938
Income Fund	161,632,207	199,023,565	34,457,654	34,457,654
Core Bond Fund	91,505,389	120,036,654	22,920,860	22,920,860
Limited Maturity Bond Fund	80,363,615	88,888,920	6,549,695	6,549,695
Total Value				$ 812,119,315

A summary of transactions for Thrivent Allocation Funds for the six months ended April 30, 2007, in the following Thrivent Mutual Funds, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	April 30, 2007	April 30, 2007	April 30, 2007

Aggressive Allocation Fund
Partner Small Cap Growth	$ 443,411	$ 108,232	1,566,136	$19,936,913	$ 26,449
Partner Small Cap Value	334,667	211,956	1,177,339	20,356,186	94,117
Small Cap Stock	384,118	116,558	1,115,087	21,543,478	—
Mid Cap Growth	253,226	74,930	780,787	14,085,402	—
Partner Mid Cap Value	287,014	329,346	1,079,017	14,178,285	175,235
Mid Cap Stock	400,839	91,581	934,978	17,446,689	61,732
Partner International Stock	1,246,186	1,397,237	4,781,392	70,621,159	834,072
Large Cap Growth	2,554,756	324,697	9,791,774	59,729,820	298,326
Large Cap Value	379,455	852,405	1,243,227	21,545,127	249,509
Large Cap Stock	243,268	302,964	827,556	24,230,830	260,177
Real Estate Securities	21,159	561,099	—	—	3,494
High Yield	833,861	58,279	2,042,125	10,680,314	340,099
Income	252,093	147,705	710,309	6,144,169	136,628
Limited Maturity Bond	147,852	175,430	460,286	5,799,609	117,473
Money Market	976,842	2,090,242	2,984,697	2,984,697	77,079
Total Value and Dividend Income				$309,282,678	$2,674,390

244

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	November 1, 2006 –
Fund	Additions	Reductions	April 30, 2007	April 30, 2007	April 30, 2007

Moderately Aggressive Allocation Fund
Partner Small Cap Growth	$ 501,433	$2,071,329	1,672,987	$ 21,297,127	$ 27,256
Partner Small Cap Value	423,652	2,891,403	1,257,816	21,747,642	97,049
Small Cap Stock	552,022	216	1,474,248	28,482,467	—
Mid Cap Growth	273,169	7,366,143	608,292	10,973,595	—
Partner Mid Cap Value	307,869	8,008,416	839,821	11,035,242	217,181
Mid Cap Stock	1,361,048	2,714,625	2,140,401	39,939,877	87,663
Partner International Stock	2,266,870	1,028,595	7,620,236	112,550,889	1,282,220
Large Cap Growth	6,028,146	839	18,015,825	109,896,536	529,219
Large Cap Value	1,982,845	703	5,344,751	92,624,542	1,034,154
Large Cap Stock	1,269,106	758	3,353,165	98,180,668	1,016,131
Real Estate Securities	410,833	2,417,868	1,037,169	14,271,442	234,936
High Yield	2,298,357	838,679	7,428,215	38,849,562	1,271,440
Income	3,102,680	666,649	7,280,511	62,976,419	1,348,625
Limited Maturity Bond	932,168	858,567	2,662,079	33,542,191	663,710
Money Market	4,726,406	4,334,562	13,800,105	13,800,105	314,029
Total Value and Dividend Income				$710,168,304	$8,123,613

Moderate Allocation Fund
Small Cap Stock	656,759	9,719,806	1,741,935	33,654,182	—
Mid Cap Growth	382,229	—	382,229	6,895,403	—
Partner Mid Cap Value	528,754	—	528,754	6,947,832	—
Mid Cap Stock	695,815	10,591,344	1,488,623	27,777,701	146,345
Partner International Stock	1,372,341	3,379,343	5,107,795	75,442,131	886,081
Large Cap Growth	4,435,565	—	14,814,049	90,365,699	448,866
Large Cap Value	1,086,656	1,956,835	3,492,995	60,533,600	697,132
Large Cap Stock	766,744	5,749,314	2,486,391	72,801,538	777,349
Real Estate Securities	696,550	8,893,907	1,240,272	17,066,144	322,977
High Yield	1,963,712	1,153,128	7,014,447	36,685,556	1,229,069
Income	5,221,872	2,140,523	12,365,067	106,957,827	2,319,665
Limited Maturity Bond	2,432,985	2,659,951	6,487,121	81,737,727	1,624,127
Money Market	17,703,037	—	48,790,230	48,790,230	1,002,636
Total Value and Dividend Income				$665,655,570	$9,454,247

Moderately Conservative Allocation Fund
Small Cap Stock	124,901	1,857,202	355,775	6,873,573	—
Mid Cap Stock	180,741	184,179	505,863	9,439,408	34,353
Partner International Stock	243,650	2,834,648	948,395	14,007,788	170,130
Large Cap Growth	864,277	1,020,970	3,548,395	21,645,211	111,198
Large Cap Value	244,321	2,568,058	792,394	13,732,192	163,605
Large Cap Stock	157,525	2,233,122	538,406	15,764,525	174,165
Real Estate Securities	240,093	3,268,642	423,265	5,824,125	113,168
High Yield	502,134	465,527	1,953,675	10,217,722	350,271
Income	1,004,053	2,574,256	3,187,160	27,568,934	640,744
Limited Maturity Bond	2,322,981	1,368,596	5,890,495	74,220,243	1,477,562
Money Market	9,681,469	159,463	25,452,769	25,452,769	526,920
Total Value and Dividend Income				$224,746,490	$3,762,116

245

THRIVENT MUTUAL FUNDS
Notes to Financial Statements
As of April 30, 2007 (unaudited)

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2007, the Funds engaged in purchases and sales of securities of $4,716,523 and $5,502,015, respectively.

(9) RELATED PARTY TRANSACTIONS

As of April 30, 2007, related parties held the following shares of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Partner Small Cap Growth	900,000	20.8%
Partner Mid Cap Value	460,450	14.1%
Mid Cap Index-I	449,256	30.0%
Large Cap Index-I	222,956	6.4%
Income	4,356,408	5.2%
Limited Maturity Bond	2,155,676	7.9%

As of April 30, 2007, retirement plans sponsored by
Thrivent Financial for Lutherans held the following shares
of Thrivent Mutual Funds:

		Percent of Fund’s
Fund	Shares	Outstanding Shares

Aggressive Allocation	3,719,898	15.4%
Moderately Aggressive Allocation	4,388,515	7.7%
Partner Small Cap Value	985,077	10.7%
Mid Cap Index-I	866,738	57.8%
Large Cap Value	1,883,195	5.5%
Large Cap Index-I	2,789,494	79.9%
Balanced	6,316,925	24.4%
Core Bond	2,783,546	7.5%

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Automated conversions of Class B shares to Class A shares are included in the shares redeemed and sold amount. Transactions in Fund shares were as follows:

		Aggressive Allocation Fund
	———————————————————————————————————————
	Class A		Institutional Class
	————————————————————		————————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	6,140,856	$ 75,843,775	1,049,487	$ 12,964,477

Dividends and distributions reinvested	303,193	3,665,102	70,543	855,522

Redeemed	(889,924)	(10,970,804)	(397,965)	(4,909,624)
	—————————	—————————	—————————	—————————
Net Change	5,554,125	$ 68,538,073	722,065	$ 8,910,375
	=================	=================	=================	=================

Year Ended October 31, 2006
—————————————————————————
Sold	13,075,418	$ 147,328,456	3,128,872	$ 35,198,189

Dividends and distributions reinvested	46,370	499,873	8,720	94,094

Redeemed	(732,893)	(8,298,776)	(536,681)	(6,094,182)
	—————————	—————————	—————————	—————————
Net Change	12,388,895	$ 139,529,553	2,600,911	$ 29,198,101
	=================	=================	=================	=================

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

	Moderately Aggressive Allocation Fund
	———————————————————————————————————————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	17,601,428	$ 212,262,910	1,387,904	$ 16,760,119

Dividends and distributions reinvested	903,541	10,698,457	97,155	1,153,325

Redeemed	(2,094,884)	(25,267,477)	(383,560)	(4,677,272)
	—————————	—————————	—————————	—————————
Net Change	16,410,085	$ 197,693,890	1,101,499	$ 13,236,172
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	31,560,635	$ 350,109,841	3,471,588	$ 38,408,189

Dividends and distributions reinvested	114,602	1,221,703	12,628	134,737

Redeemed	(1,696,994)	(18,900,089)	(344,328)	(3,829,712)
	—————————	—————————	—————————	—————————
Net Change	29,978,243	$ 332,431,455	3,139,888	$ 34,713,214
	===============	===============	===============	===============

		Moderate Allocation Fund
	———————————————————————————————————————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	16,519,268	$ 190,975,243	587,539	$ 6,802,068

Dividends and distributions reinvested	1,070,791	12,255,277	41,044	470,201

Redeemed	(2,397,060)	(27,719,721)	(243,918)	(2,813,829)
	—————————	—————————	—————————	—————————
Net Change	15,192,999	$ 175,510,799	384,665	$ 4,458,440
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	33,438,724	$ 362,112,798	1,470,239	$ 15,968,817

Dividends and distributions reinvested	526,632	5,698,786	23,465	254,335

Redeemed	(2,245,064)	(24,370,495)	(264,002)	(2,881,642)
	—————————	—————————	—————————	—————————

Net Change	31,720,292	$ 343,441,089	1,229,702	$ 13,341,510
	===============	===============	===============	===============

	Moderately Conservative Allocation Fund
	———————————————————————————————————————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	5,629,501	$ 62,466,111	456,616	$ 5,054,669

Dividends and distributions reinvested	393,489	4,331,657	17,767	195,790

Redeemed	(1,205,653)	(13,391,161)	(307,336)	(3,409,172)
	—————————	—————————	—————————	—————————
Net Change	4,817,337	$ 53,406,607	167,047	$ 1,841,287
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	12,261,652	$ 129,400,033	664,580	$ 7,047,732

Dividends and distributions reinvested	250,577	2,645,161	9,531	100,909

Redeemed	(1,375,509)	(14,531,407)	(154,930)	(1,656,338)
	—————————	—————————	—————————	—————————
Net Change	11,136,720	$ 117,513,787	519,181	$ 5,492,303
	===============	===============	===============	===============

247

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Technology Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	633,520	$ 2,419,626	1,082	$ 3,862	1,641	$ 6,445

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(1,864,920)	(7,133,159)	(183,875)	(671,056)	(6,690)	(26,541)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,231,400) $ (4,713,533)		(182,793) $ (667,194)		(5,049)	$ (20,096)
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	1,575,576	$ 5,840,342	2,386	$ 8,647	40,689	$ 161,546

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,073,377)	(11,306,964)	(384,866)	(1,362,959)	(201,063)	(807,361)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,497,801)	$ (5,466,622)	(382,480)	$ (1,354,312)	(160,374)	$ (645,815)
	===============	===============	===============	===============	===============	===============

	Partner Small Cap Growth Fund
	———————————————————————————————————————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	76,560	$ 942,405	945,308	$ 11,659,592

Dividends and distributions reinvested	—	—	4,414	53,894

Redeemed	(21,942)	(269,799)	(198,977)	(2,413,610)
	—————————	—————————	—————————	—————————
Net Change	54,618	$ 672,606	750,745	$ 9,299,876
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	149,939	$ 1,731,354	2,204,481	$ 25,203,271

Dividends and distributions reinvested	—	—	—	—

Redeemed	(48,537)	(540,910)	(111,243)	(1,235,886)
	—————————	—————————	—————————	—————————
Net Change	101,402	$ 1,190,444	2,093,238	$ 23,967,385
	===============	===============	===============	===============

			Partner Small Cap Value Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	575,319	$ 9,219,989	4,514	$ 69,352	960,019	$ 15,998,001

Dividends and distributions reinvested	236,169	3,652,836	16,612	243,530	145,712	2,350,278

Redeemed	(580,666)	(9,298,092)	(72,371)	(1,104,226)	(353,072)	(5,817,348)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	230,822	$ 3,574,733	(51,245)	$ (791,344)	752,659	$ 12,530,931
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	789,494	$ 11,717,794	13,752	$ 195,259	1,928,137	$ 29,480,789

Dividends and distributions reinvested	360,245	4,839,610	27,743	356,497	88,388	1,234,013

Redeemed	(1,344,105)	(19,806,868)	(79,761)	(1,125,979)	(376,799)	(5,715,628)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(194,366)	$ (3,249,464)	(38,266)	$ (574,223)	1,639,726	$ 24,999,174
	===============	===============	===============	===============	===============	===============

248

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

			Small Cap Stock Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	895,189	$ 15,770,535	3,028	$ 48,816	1,388,537	$ 26,423,550

Dividends and distributions reinvested	2,726,999	46,059,013	119,003	1,758,869	466,152	8,511,934

Redeemed	(2,826,637)	(49,902,398)	(268,710)	(4,172,809)	(985,010)	(18,080,972)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	795,551	$ 11,927,150	(146,679)	$ (2,365,124)	869,679	$ 16,854,512
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	2,538,144	$ 45,530,084	20,683	$ 333,420	3,185,306	$ 60,806,535

Dividends and distributions reinvested	2,854,211	47,380,770	156,278	2,326,978	136,717	2,421,260

Redeemed	(5,404,823)	(96,654,667)	(457,190)	(7,322,618)	(146,207)	(2,770,269)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(12,468)	$ (3,743,813)	(280,229)	$ (4,662,220)	3,175,816	$ 60,457,526
	===============	===============	===============	===============	===============	===============

	Small Cap Index Fund
	—————-—-————————————————
	Class A
	—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount
—————————————————————————	—————————	—————————
Sold	147,277	$ 2,336,384

Dividends and distributions reinvested	222,063	3,400,706

Redeemed	(334,627)	(5,305,382)
	—————————	—————————
Net Change	34,713	$ 431,708
	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	427,563	$ 6,576,606

Dividends and distributions reinvested	64,987	942,691

Redeemed	(799,487)	(12,298,315)
	—————————	—————————
Net Change	(306,937)	$ (4,779,018)
	===============	===============

			Mid Cap Growth Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	732,823	$ 11,898,298	1,405	$ 19,898	828,305	$ 14,149,866

Dividends and distributions reinvested	1,179,708	18,438,839	133,760	1,919,476	134,846	2,260,015

Redeemed	(2,045,002)	(33,161,585)	(482,346)	(7,178,983)	(524,643)	(8,795,879)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(132,471)	$ (2,824,448)	(347,181)	$ (5,239,609)	438,508	$ 7,614,002
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	1,696,141	$ 26,951,615	10,638	$ 159,589	1,194,522	$ 20,150,089

Dividends and distributions reinvested	—	—	—	—	—	—

Redeemed	(3,776,345)	(59,668,750)	(893,515)	(13,144,985)	(80,530)	(1,335,045)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(2,080,204)	$ (32,717,135)	(882,877)	$ (12,985,396)	1,113,992	$ 18,815,044
	===============	===============	===============	===============	===============	===============

249

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

		Partner Mid Cap Value Fund
	———————————————————————————————————————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	198,929	$ 2,472,775	1,081,037	$ 13,267,865

Dividends and distributions reinvested	13,192	160,156	44,738	543,873

Redeemed	(34,162)	(424,489)	(687,962)	(8,337,762)
	—————————	—————————	—————————	—————————
Net Change	177,959	$ 2,208,442	437,813	$ 5,473,976
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	152,647	$ 1,676,515	1,713,309	$ 18,850,083

Dividends and distributions reinvested	1,820	19,259	2,772	29,325

Redeemed	(17,102)	(190,153)	(63,360)	(701,328)
	—————————	—————————	—————————	—————————
Net Change	137,365	$ 1,505,621	1,652,721	$ 18,178,080
	===============	===============	===============	===============

			Mid Cap Stock Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	2,198,136	$ 37,918,716	7,080	$ 105,968	2,635,923	$ 47,479,828

Dividends and distributions reinvested	10,027,253	161,642,938	242,751	3,349,973	1,162,099	19,941,268

Redeemed	(6,001,444)	(103,401,773)	(314,593)	(4,673,354)	(1,201,126)	(21,153,023)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	6,223,945	$ 96,159,881	(64,762)	$ (1,217,413)	2,596,896	$ 46,268,073
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	4,939,835	$ 88,864,839	44,431	$ 712,655	3,685,704	$ 69,379,972

Dividends and distributions reinvested	5,464,459	92,680,703	169,303	2,553,082	304,504	5,417,124

Redeemed	(9,926,843)	(177,890,193)	(572,630)	(9,122,694)	(771,657)	(14,421,120)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	477,451	$ 3,655,349	(358,896)	$ (5,856,957)	3,218,551	$ 60,375,976
	===============	===============	===============	===============	===============	===============

	Mid Cap Index Fund		Mid Cap Index Fund-I
	—————-—-————————————————		—————-—-————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	226,113	$ 3,343,749	110,056	$ 1,559,022

Dividends and distributions reinvested	227,651	3,235,679	97,308	1,331,116

Redeemed	(532,202)	(7,813,152)	(325,284)	(4,564,131)
	—————————	—————————	—————————	—————————
Net Change	(78,438)	$ (1,233,724)	(117,920)	$ (1,673,993)
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	595,026	$ 8,406,505	292,085	$ 3,993,921

Dividends and distributions reinvested	310,443	4,211,597	123,741	1,619,275

Redeemed	(1,185,347)	(16,735,935)	(528,724)	(7,219,325)
	—————————	—————————	—————————	—————————
Net Change	(279,878)	$ (4,117,833)	(112,898)	$ (1,606,129)
	===============	===============	===============	===============

250

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

			Partner International Stock Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,528,265	$ 21,031,618	16,967	$ 223,373	5,015,054	$ 70,117,079

Dividends and distributions reinvested	260,808	3,528,721	—	—	253,304	3,477,872

Redeemed	(2,721,165)	(37,341,518)	(272,013)	(3,589,503)	(691,731)	(9,599,751)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(932,092)	$ (12,781,179)	(255,046)	$ (3,366,130)	4,576,627	$ 63,995,200
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	3,242,267	$ 38,631,787	55,694	$ 639,937	12,599,508	$ 152,916,149

Dividends and distributions reinvested	278,655	3,165,499	—	—	114,683	1,321,143

Redeemed	(6,278,166)	(75,182,696)	(477,656)	(5,490,671)	(2,906,204)	(33,993,291)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(2,757,244)	$ (33,385,410)	(421,962)	$ (4,850,734)	9,807,987	$ 120,244,001
	===============	===============	===============	===============	===============	===============

			Large Cap Growth Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	2,286,878	$ 12,631,622	12,915	$ 65,953	14,601,963	$ 85,795,289

Dividends and distributions reinvested	14,253	77,679	—	—	264,904	1,528,495

Redeemed	(3,311,889)	(18,325,208)	(560,205)	(2,890,437)	(633,896)	(3,722,933)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,010,758)	$ (5,615,907)	(547,290)	$ (2,824,484)	14,232,971	$ 83,600,851
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	5,705,035	$ 29,361,687	66,396	$ 323,093	30,963,196	$ 168,846,450

Dividends and distributions reinvested	23,292	119,718	—	—	44,016	239,449

Redeemed	(7,194,318)	(36,867,630)	(1,042,666)	(5,024,700)	(800,340)	(4,397,226)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,465,991)	$ (7,386,225)	(976,270)	$ (4,701,607)	30,206,872	$ 164,688,673
	===============	===============	===============	===============	===============	===============

			Large Cap Value Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,083,404	$ 18,081,676	15,146	$ 249,637	3,688,698	$ 61,873,654

Dividends and distributions reinvested	1,303,374	21,451,943	48,006	775,782	751,450	12,464,266

Redeemed	(2,048,759)	(34,255,654)	(217,869)	(3,586,062)	(602,153)	(10,065,337)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	338,019	$ 5,277,965	(154,717)	$ (2,560,643)	3,837,995	$ 64,272,583
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	2,027,404	$ 31,651,188	24,560	$ 380,262	7,067,224	$ 110,974,959

Dividends and distributions reinvested	556,278	8,268,344	16,314	239,486	122,590	1,831,095

Redeemed	(5,040,104)	(78,519,471)	(353,683)	(5,446,939)	(828,908)	(12,806,414)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(2,456,422)	$ (38,599,939)	(312,809)	$ (4,827,191)	6,360,906	$ 99,999,640
	===============	===============	===============	===============	===============	===============

251

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Large Cap Stock Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	2,107,112	$ 59,973,286	1,465	$ 37,716	2,258,217	$ 64,638,283

Dividends and distributions reinvested	5,520,255	155,983,197	113,707	2,952,969	490,129	13,951,238

Redeemed	(11,763,704)	(334,985,704)	(667,033)	(17,525,289)	(916,830)	(26,239,163)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(4,136,337)	$ (119,029,221)	(551,861)	$ (14,534,604)	1,831,516	$ 52,350,358
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	4,462,863	$ 120,738,121	9,189	$ 229,471	4,720,185	$ 128,445,765

Dividends and distributions reinvested	2,077,603	55,394,923	40,804	1,008,349	119,662	3,207,017

Redeemed	(26,453,828)	(715,804,335)	(1,264,335)	(31,648,461)	(1,905,974)	(51,865,562)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(19,913,362)	$ (539,671,291)	(1,214,342)	$ (30,410,641)	2,933,873	$ 79,787,220
	===============	===============	===============	===============	===============	===============

	Large Cap Index Fund		Large Cap Index Fund-I
	—————-—-————————————————		—————-—-————————————————
	Class A		Institutional Class
	—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————
Sold	634,434	$ 6,231,298	395,701	$ 3,840,101

Dividends and distributions reinvested	126,531	1,233,821	44,964	435,248

Redeemed	(1,070,170)	(10,474,820)	(396,153)	(3,838,161)
	—————————	—————————	—————————	—————————
Net Change	(309,205)	$ (3,009,701)	44,512	$ 437,188
	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	1,212,651	$ 10,702,889	691,604	$ 6,083,284

Dividends and distributions reinvested	149,126	1,280,887	48,463	412,908

Redeemed	(2,970,026)	(26,233,730)	(1,094,387)	(9,595,822)
	—————————	—————————	—————————	—————————
Net Change	(1,608,249)	$ (14,249,954)	(354,320)	$ (3,099,630)
	===============	===============	===============	===============

			Balanced Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	581,714	$ 7,436,728	4,024	$ 52,114	89,287	$ 1,145,398

Dividends and distributions reinvested	1,080,929	13,621,683	38,303	480,034	396,288	4,993,004

Redeemed	(2,426,250)	(31,036,987)	(164,852)	(2,100,512)	(550,232)	(7,019,404)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(763,607)	$ (9,978,576)	(122,525)	$ (1,568,364)	(64,657)	$ (881,002)
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	1,503,534	$ 18,783,943	17,860	$ 222,453	155,282	$ 1,931,549

Dividends and distributions reinvested	923,755	11,441,804	33,814	415,972	364,545	4,515,013

Redeemed	(5,654,941)	(70,689,156)	(371,363)	(4,606,196)	(1,933,121)	(24,176,039)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(3,227,652)	$ (40,463,409)	(319,689)	$ (3,967,771)	(1,413,294)	$ (17,729,477)
	===============	===============	===============	===============	===============	===============

252

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

			High Yield Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	3,893,099	$ 20,125,254	13,970	$ 72,827	5,410,392	$ 28,016,016

Dividends and distributions reinvested	2,676,018	13,855,401	69,461	359,288	691,096	3,582,663

Redeemed	(10,332,370)	(53,414,873)	(826,295)	(4,267,926)	(696,553)	(3,595,161)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(3,763,253)	$ (19,434,218)	(742,864)	$ (3,835,811)	5,404,935	$ 28,003,518
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	10,539,834	$ 53,007,415	84,971	$ 425,746	15,871,254	$ 80,202,875

Dividends and distributions reinvested	5,791,921	29,188,525	193,224	973,714	785,290	3,957,887

Redeemed	(23,329,587)	(117,459,897)	(1,686,376)	(8,497,294)	(3,501,294)	(17,706,365)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(6,997,832)	$ (35,263,957)	(1,408,181)	$ (7,097,834)	13,155,250	$ 66,454,397
	===============	===============	===============	===============	===============	===============

			Municipal Bond Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	3,561,127	$ 40,369,477	1,966	$ 22,436	222,382	$ 2,520,248

Dividends and distributions reinvested	1,833,894	20,782,220	26,395	299,020	18,130	205,392

Redeemed	(6,800,865)	(77,093,057)	(440,939)	(4,998,925)	(185,772)	(2,103,948)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,405,844)	$ (15,941,360)	(412,578)	$ (4,677,469)	54,740	$ 621,692
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	7,272,232	$ 82,058,835	19,033	$ 214,594	596,280	$ 6,719,776

Dividends and distributions reinvested	3,835,932	43,308,906	74,081	836,120	28,913	326,346

Redeemed	(15,492,085)	(174,708,654)	(747,886)	(8,421,000)	(298,232)	(3,366,694)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(4,383,921)	$ (49,340,913)	(654,772)	$ (7,370,286)	326,961	$ 3,679,428
	===============	===============	===============	===============	===============	===============

			Income Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,689,653	$ 14,594,961	8,219	$ 70,860	10,845,400	$ 93,631,867

Dividends and distributions reinvested	1,078,500	9,321,914	22,959	198,016	640,225	5,531,142

Redeemed	(5,186,440)	(44,793,588)	(447,845)	(3,857,705)	(1,188,496)	(10,276,507)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(2,418,287)	$ (20,876,713)	(416,667)	$ (3,588,829)	10,297,129	$ 88,886,502
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	3,056,959	$ 25,955,319	25,440	$ 217,189	14,980,955	$ 127,041,110

Dividends and distributions reinvested	2,269,958	19,292,564	66,628	565,078	630,512	5,347,248

Redeemed	(12,756,451)	(108,230,155)	(871,989)	(7,377,170)	(1,609,551)	(13,575,746)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(7,429,534)	$ (62,982,272)	(779,921)	$ (6,594,903)	14,001,916	$ 118,812,612
	===============	===============	===============	===============	===============	===============

253

	THRIVENT MUTUAL FUNDS
	Notes to Financial Statements
	As of April 30, 2007 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST — continued

			Core Bond Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,054,948	$ 10,454,443	1,850	$ 18,463	218,795	$ 2,172,471

Dividends and distributions reinvested	660,926	6,551,571	11,905	118,077	98,475	976,646

Redeemed	(4,313,906)	(42,749,237)	(204,758)	(2,028,688)	(841,909)	(8,346,557)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(2,598,032)	$ (25,743,223)	(191,003)	$ (1,892,148)	(524,639)	$ (5,197,440)
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	2,110,737	$ 20,723,629	14,315	$ 140,843	707,477	$ 6,939,118

Dividends and distributions reinvested	1,516,826	14,895,141	31,482	309,310	198,870	1,953,261

Redeemed	(11,570,007)	(113,497,276)	(323,834)	(3,176,985)	(1,304,709)	(12,877,720)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(7,942,444)	$ (77,878,506)	(278,037)	$ (2,726,832)	(398,362)	$ (3,985,341)
	===============	===============	===============	===============	===============	===============

			Limited Maturity Bond Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	1,245,969	$ 15,691,462	694	$ 8,741	6,559,177	$ 82,601,351

Dividends and distributions reinvested	186,840	2,353,526	1,663	20,961	350,671	4,416,325

Redeemed	(1,535,893)	(19,340,544)	(9,822)	(123,789)	(745,749)	(9,395,185)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(103,084)	$ (1,295,556)	(7,465)	$ (94,087)	6,164,099	$ 77,622,491
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	2,934,035	$ 36,800,045	16,790	$ 210,746	9,931,652	$ 124,519,949

Dividends and distributions reinvested	370,015	4,641,350	3,350	42,050	320,331	4,016,603

Redeemed	(4,618,489)	(57,906,212)	(30,151)	(378,631)	(1,435,668)	(18,046,369)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	(1,314,439)	$ (16,464,817)	(10,011)	$ (125,835)	8,816,315	$ 110,490,183
	===============	===============	===============	===============	===============	===============

			Money Market Fund
	————-——-——-——————-—-—————————————————————-—-—————————————————————-—-————————————————
	Class A		Class B		Institutional Class
	—————-—-————————————————		—————-—-————————————————		—————-—-————————————————
Six Months Ended April 30, 2007	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	—————————	—————————	—————————	—————————	—————————	—————————
Sold	640,814,638	$ 640,814,639	173,905	$ 173,905	613,670,663	$ 613,670,663

Dividends and distributions reinvested	21,633,571	21,633,571	34,794	34,794	8,682,249	8,682,249

Redeemed	(526,508,954)	(526,508,954)	(529,335)	(529,335)	(589,090,619)	(589,090,619)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	135,939,255	$ 135,939,256	(320,636)	$ (320,636)	33,262,293	$ 33,262,293
	===============	===============	===============	===============	===============	===============

Year Ended October 31, 2006
—————————————————————————
Sold	1,057,197,836	$1,057,197,838	1,348,662	$ 1,348,662	1,215,084,908	$1,215,084,908

Dividends and distributions reinvested	30,553,980	30,553,980	60,874	60,874	13,967,308	13,967,308

Redeemed	(884,770,696)	(884,770,698)	(1,360,539)	(1,360,540)	(1,171,076,541)	(1,171,076,541)
	—————————	—————————	—————————	—————————	—————————	—————————
Net Change	202,981,120	$ 202,981,120	48,997	$ 48,996	57,975,675	$ 57,975,675
	===============	===============	===============	===============	===============	===============

254

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255

Thrivent Mutual Funds
Financial Highlights

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
AGGRESSIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$11.88	$0.13	$1.03	$1.16	$(0.19)	$(0.03)	$(0.22)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	(0.01)	0.38	0.37	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.94	0.14	1.04	1.18	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	—	0.39	0.39	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	11.72	0.16	0.83	0.99	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	—	(0.13)
Year Ended 10/31/2005 (e)	10.00	0.01	0.30	0.31	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.77	0.17	0.85	1.02	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	—	(0.14)
Year Ended 10/31/2005 (e)	10.00	0.01	0.32	0.33	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MODERATE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	11.30	0.19	0.61	0.80	(0.24)	(0.04)	(0.28)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2005 (e)	10.00	0.02	0.22	0.24	(0.02)	—	(0.02)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.32	0.20	0.61	0.81	(0.25)	(0.04)	(0.29)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.03	0.22	0.25	(0.02)	—	(0.02)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	10.91	0.21	0.40	0.61	(0.24)	(0.03)	(0.27)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	—	(0.31)
Year Ended 10/31/2005 (e)	10.00	0.04	0.11	0.15	(0.02)	—	(0.02)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	10.93	0.21	0.41	0.62	(0.25)	(0.03)	(0.28)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	—	(0.34)
Year Ended 10/31/2005 (e)	10.00	0.05	0.12	0.17	(0.03)	—	(0.03)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

256

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$12.82	9.95%	$261.3	0.21%	1.90%	0.73%	1.38%	2%
11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

12.86	10.08%	47.9	(0.03)%(f)	2.13%	0.21%	1.89%	2%
11.94	16.45%	35.8	(0.44)%(f)	1.25%	0.27%	0.53%	8%
10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

12.45	8.64%	653.6	0.20%	2.64%	0.62%	2.22%	5%
11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

12.49	8.80%	56.3	(0.02)%(f)	2.91%	0.20%	2.69%	5%
11.77	15.43%	40.1	(0.36)%(f)	2.05%	0.23%	1.46%	10%
10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

11.82	7.14%	642.8	0.22%	3.22%	0.57%	2.87%	9%
11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

11.84	7.24%	22.5	0.00%	3.46%	0.20%	3.26%	9%
11.32	13.83%	17.1	(0.33)%(f)	2.82%	0.24%	2.25%	10%
10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

11.25	5.63%	216.1	0.17%	3.77%	0.57%	3.37%	11%
10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

11.27	5.71%	8.6	(0.01)%(f)	4.03%	0.23%	3.79%	11%
10.93	11.35%	6.5	(0.34)%(f)	3.50%	0.30%	2.86%	5%
10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) Expense ratio is negative because the adviser has agreed to reimburse certain expenses associated with operating the Fund.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

257

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
TECHNOLOGY FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$3.73	$(0.02)	$0.25	$0.23	$—	$—	$—
Year Ended 10/31/2006	3.48	(0.03)	0.28	0.25	—	—	—
Year Ended 10/31/2005	3.28	(0.01)	0.21	0.20	—	—	—
Period Ended 10/31/2004 (f)	3.20	(0.02)	0.10	0.08	—	—	—
Year Ended 4/30/2004	2.50	(0.03)	0.73	0.70	—	—	—
Year Ended 4/30/2003	3.15	(0.05)	(0.60)	(0.65)	—	—	—
Year Ended 4/30/2002	5.13	(0.06)	(1.92)	(1.98)	—	—	—
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	3.56	(0.05)	0.26	0.21	—	—	—
Year Ended 10/31/2006	3.34	(0.07)	0.29	0.22	—	—	—
Year Ended 10/31/2005	3.16	(0.03)	0.21	0.18	—	—	—
Period Ended 10/31/2004 (f)	3.09	(0.03)	0.10	0.07	—	—	—
Year Ended 4/30/2004	2.43	(0.04)	0.70	0.66	—	—	—
Year Ended 4/30/2003	3.09	(0.06)	(0.60)	(0.66)	—	—	—
Year Ended 4/30/2002	5.10	(0.09)	(1.92)	(2.01)	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	3.93	(0.01)	0.26	0.25	—	—	—
Year Ended 10/31/2006	3.65	(0.01)	0.29	0.28	—	—	—
Year Ended 10/31/2005	3.42	0.01	0.22	0.23	—	—	—
Period Ended 10/31/2004 (f)	3.32	(0.01)	0.11	0.10	—	—	—
Year Ended 4/30/2004	2.59	(0.02)	0.75	0.73	—	—	—
Year Ended 4/30/2003	3.22	(0.02)	(0.61)	(0.63)	—	—	—
Year Ended 4/30/2002	5.19	(0.03)	(1.94)	(1.97)	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	11.69	(0.01)	1.00	0.99	—	—	—
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	—	—	—
Year Ended 10/31/2005 (e)	10.00	(0.04)	0.32	0.28	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.73	—	1.02	1.02	(0.02)	—	(0.02)
Year Ended 10/31/2006	10.28	—	1.45	1.45	—	—	—
Year Ended 10/31/2005 (e)	10.00	(0.02)	0.30	0.28	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

258

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$3.96	6.17%	$37.7	1.51%	(0.92)%	2.05%	(1.46)%	54%
3.73	7.18%	40.1	1.45%	(0.78)%	1.97%	(1.30)%	126%
3.48	6.10%	42.7	1.52%	(0.40)%	2.04%	(0.92)%	37%
3.28	2.50%	42.5	1.70%	(1.32)%	2.22%	(1.84)%	23%
3.20	28.00%	41.5	1.36%	(1.02)%	2.19%	(1.85)%	67%
2.50	(20.63)%	29.3	2.39%	(2.09)%	2.75%	(2.45)%	67%
3.15	(38.60)%	31.4	2.29%	(2.05)%	2.33%	(2.09)%	57%

3.77	5.90%	1.8	2.07%	(1.48)%	3.08%	(2.49)%	54%
3.56	6.59%	2.4	1.94%	(1.27)%	2.95%	(2.28)%	126%
3.34	5.70%	3.5	2.07%	(0.91)%	3.08%	(1.93)%	37%
3.16	2.27%	4.0	2.32%	(1.94)%	3.34%	(2.96)%	23%
3.09	27.16%	3.9	1.85%	(1.51)%	3.36%	(3.02)%	67%
2.43	(21.36)%	2.6	3.50%	(3.20)%	4.12%	(3.82)%	67%
3.09	(39.41)%	2.6	3.25%	(3.01)%	3.29%	(3.05)%	57%

4.18	6.36%	2.3	0.98%	(0.39)%	0.99%	(0.41)%	54%
3.93	7.67%	2.1	0.96%	(0.30)%	0.97%	(0.31)%	126%
3.65	6.73%	2.6	0.94%	0.24%	0.95%	0.22%	37%
3.42	3.01%	3.0	1.00%	(0.62)%	1.02%	(0.64)%	23%
3.32	28.19%	2.9	1.00%	(0.66)%	1.02%	(0.68)%	67%
2.59	(19.57)%	2.2	1.06%	(0.76)%	1.08%	(0.78)%	67%
3.22	(37.96)%	7.9	1.10%	(0.86)%	1.14%	(0.90)%	57%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

12.68	8.47%	13.7	0.95%	(0.23)%	1.48%	(0.76)%	51%
11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

12.73	8.71%	41.3	0.65%	0.06%	1.16%	(0.45)%	51%
11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

259

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
PARTNER SMALL CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$15.65	$0.03	$1.69	$1.72	$(0.02)	$(0.71)	$(0.73)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)	(0.94)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)	(1.86)
Period Ended 10/31/2004 (f)	13.58	0.01	1.02	1.03	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.33	(0.05)	4.30	4.25	—	—	—
Year Ended 4/30/2003	11.65	(0.07)	(2.18)	(2.25)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.05)	1.70	1.65	—	—	—
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	14.89	(0.09)	1.65	1.56	—	(0.71)	(0.71)
Year Ended 10/31/2006	13.50	(0.08)	2.37	2.29	—	(0.90)	(0.90)
Year Ended 10/31/2005	13.88	(0.10)	1.57	1.47	—	(1.85)	(1.85)
Period Ended 10/31/2004 (f)	13.29	(0.06)	0.99	0.93	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.21	(0.14)	4.22	4.08	—	—	—
Year Ended 4/30/2003	11.59	(0.12)	(2.19)	(2.31)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.11)	1.70	1.59	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	16.26	0.08	1.76	1.84	(0.10)	(0.71)	(0.81)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)	(1.03)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)	(1.90)
Period Ended 10/31/2004 (f)	13.90	0.05	1.06	1.11	—	(0.34)	(0.34)
Year Ended 4/30/2004	9.47	0.03	4.40	4.43	—	—	—
Year Ended 4/30/2003	11.71	—	(2.17)	(2.17)	—	(0.07)	(0.07)
Year Ended 4/30/2002 (g)	10.00	(0.05)	1.76	1.71	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

260

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$16.64	11.31%	$88.7	1.19%	0.42%	1.43%	0.17%	16%
15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%
14.27	7.60%	61.4	1.10%	0.61%	1.61%	0.10%	100%
13.58	45.55%	50.6	1.32%	(0.46)%	1.84%	(0.98)%	80%
9.33	(19.38)%	27.7	1.86%	(0.88)%	2.05%	(1.07)%	147%
11.65	16.50%	22.3	2.12%	(1.19)%	2.16%	(1.23)%	50%

15.74	10.81%	5.0	2.13%	(0.50)%	2.38%	(0.75)%	16%
14.89	17.99%	5.5	1.88%	(0.42)%	2.40%	(0.93)%	22%
13.50	11.03%	5.5	2.02%	(0.72)%	2.53%	(1.23)%	53%
13.88	7.01%	5.4	2.10%	(0.41)%	2.61%	(0.92)%	100%
13.29	44.30%	5.7	2.20%	(1.33)%	2.73%	(1.86)%	80%
9.21	(20.00)%	2.9	2.71%	(1.73)%	2.91%	(1.93)%	147%
11.59	15.90%	2.3	2.86%	(1.93)%	2.90%	(1.97)%	50%

17.29	11.68%	60.8	0.57%	0.97%	0.81%	0.73%	16%
16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%
14.67	8.01%	13.3	0.40%	1.32%	0.91%	0.81%	100%
13.90	46.78%	10.3	0.52%	0.34%	1.04%	(0.18)%	80%
9.47	(18.59)%	3.8	0.87%	0.10%	1.07%	(0.10)%	147%
11.71	17.10%	3.5	1.59%	(0.66)%	1.63%	(0.70)%	50%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(d) Computed on an annualized basis for periods less than one year.

(f) For the period from May 1, 2004 to October 31, 2004.

(g) Since fund inception, July 17, 2001.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

261

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
SMALL CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$18.48	$0.01	$1.26	$1.27	$—	$(1.91)	$(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	—	(1.94)	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	16.39	(0.04)	0.99	0.95	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.55	(0.11)	4.95	4.84	—	—	—
Year Ended 4/30/2003	14.82	(0.09)	(3.18)	(3.27)	—	—	—
Year Ended 4/30/2002	13.39	(0.09)	1.60	1.51	—	(0.08)	(0.08)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	16.44	(0.16)	1.18	1.02	—	(1.91)	(1.91)
Year Ended 10/31/2006	16.18	(0.30)	2.50	2.20	—	(1.94)	(1.94)
Year Ended 10/31/2005	15.11	(0.27)	2.16	1.89	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	15.26	(0.11)	0.91	0.80	—	(0.95)	(0.95)
Year Ended 4/30/2004	10.86	(0.26)	4.66	4.40	—	—	—
Year Ended 4/30/2003	14.08	(0.26)	(2.96)	(3.22)	—	—	—
Year Ended 4/30/2002	12.86	(0.24)	1.54	1.30	—	(0.08)	(0.08)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	19.82	0.04	1.37	1.41	—	(1.91)	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	—	(1.94)	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	—	(0.82)	(0.82)
Period Ended 10/31/2004 (e)	17.12	(0.02)	1.06	1.04	—	(0.95)	(0.95)
Year Ended 4/30/2004	11.98	(0.01)	5.15	5.14	—	—	—
Year Ended 4/30/2003	15.26	(0.06)	(3.22)	(3.28)	—	—	—
Year Ended 4/30/2002	13.71	(0.01)	1.64	1.63	—	(0.08)	(0.08)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
SMALL CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	16.11	0.01	1.20	1.21	(0.02)	(1.15)	(1.17)
Year Ended 10/31/2006	14.28	0.03	2.09	2.12	(0.02)	(0.27)	(0.29)
Year Ended 10/31/2005	12.63	0.03	1.74	1.77	(0.02)	(0.10)	(0.12)
Period Ended 10/31/2004 (e)	12.26	0.02	0.85	0.87	—	(0.50)	(0.50)
Year Ended 4/30/2004	8.89	(0.01)	3.42	3.41	—	(0.04)	(0.04)
Year Ended 4/30/2003	11.42	(0.04)	(2.43)	(2.47)	—	(0.06)	(0.06)
Year Ended 4/30/2002	10.03	(0.07)	1.52	1.45	—	(0.06)	(0.06)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

262

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$17.84	7.45%	$455.6	1.28%	0.15%	1.30%	0.14%	40%
18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%
16.39	5.88%	397.3	1.36%	(0.49)%	1.38%	(0.51)%	52%
16.39	41.90%	379.5	1.38%	(0.71)%	1.40%	(0.73)%	106%
11.55	(22.06)%	266.7	1.47%	(0.78)%	1.49%	(0.80)%	97%
14.82	11.29%	344.3	1.36%	(0.69)%	1.37%	(0.70)%	59%

15.55	6.81%	13.1	2.36%	(0.91)%	2.38%	(0.92)%	40%
16.44	14.86%	16.3	2.30%	(1.29)%	2.32%	(1.31)%	92%
16.18	12.75%	20.5	2.32%	(1.47)%	2.34%	(1.49)%	114%
15.11	5.31%	25.1	2.39%	(1.52)%	2.41%	(1.54)%	52%
15.26	40.52%	25.3	2.42%	(1.75)%	2.44%	(1.77)%	106%
10.86	(22.87)%	21.1	2.45%	(1.75)%	2.47%	(1.77)%	97%
14.08	10.11%	33.8	2.39%	(1.72)%	2.41%	(1.74)%	59%

19.32	7.67%	99.8	0.72%	0.67%	0.74%	0.66%	40%
19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%
17.21	6.17%	11.6	0.73%	(0.24)%	0.75%	(0.26)%	52%
17.12	42.90%	11.0	0.73%	(0.06)%	0.75%	(0.08)%	106%
11.98	(21.49)%	6.8	0.73%	(0.03)%	0.75%	(0.05)%	97%
15.26	11.90%	5.3	0.74%	(0.07)%	0.75%	(0.08)%	59%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

16.15	7.91%	48.7	0.95%	0.14%	1.07%	0.02%	9%
16.11	15.08%	48.0	0.95%	0.21%	1.09%	0.07%	16%
14.28	14.05%	46.9	0.95%	0.21%	1.18%	(0.02)%	17%
12.63	7.11%	35.4	0.95%	0.43%	1.37%	0.01%	17%
12.26	38.37%	34.4	1.04%	(0.13)%	1.25%	(0.34)%	18%
8.89	(21.69)%	20.5	1.35%	(0.44)%	1.40%	(0.49)%	18%
11.42	14.53%	21.6	1.51%	(0.77)%	1.51%	(0.77)%	18%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004, to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

263

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MID CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$16.17	$(0.02)	$1.79	$1.77	$—	$(1.16)	$(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	—	—	—
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	—	—	—
Year Ended 10/31/2004	12.35	(0.02)	0.42	0.40	—	—	—
Year Ended 10/31/2003	9.50	(0.15)	3.00	2.85	—	—	—
Year Ended 10/31/2002	11.43	(0.13)	(1.80)	(1.93)	—	—	—
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	14.96	(0.22)	1.76	1.54	—	(1.16)	(1.16)
Year Ended 10/31/2006	13.64	(0.34)	1.66	1.32	—	—	—
Year Ended 10/31/2005	12.05	(0.27)	1.86	1.59	—	—	—
Year Ended 10/31/2004	11.78	(0.19)	0.46	0.27	—	—	—
Year Ended 10/31/2003	9.13	(0.24)	2.89	2.65	—	—	—
Year Ended 10/31/2002	11.06	(0.13)	(1.80)	(1.93)	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	17.24	—	1.96	1.96	—	(1.16)	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	—	—	—
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	—	—	—
Year Ended 10/31/2004	12.87	(0.01)	0.53	0.52	—	—	—
Year Ended 10/31/2003	9.79	(0.04)	3.12	3.08	—	—	—
Year Ended 10/31/2002	11.66	(0.01)	(1.86)	(1.87)	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
PARTNER MID CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	11.83	0.07	1.46	1.53	(0.17)	(0.07)	(0.24)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	—	(0.04)
Year Ended 10/31/2005 (e)	10.00	—	0.13	0.13	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.87	0.10	1.44	1.54	(0.20)	(0.07)	(0.27)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	—	(0.05)
Year Ended 10/31/2005 (e)	10.00	0.01	0.13	0.14	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

264

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$16.78	11.51%	$272.3	1.18%	(0.29)%	1.19%	(0.31)%	44%
16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%
12.75	3.24%	250.7	1.36%	(0.95)%	1.36%	(0.95)%	154%
12.35	29.86%	113.1	1.88%	(1.51)%	1.94%	(1.57)%	76%
9.50	(16.80)%	86.2	1.54%	(1.17)%	1.89%	(1.52)%	55%

15.34	10.86%	21.8	2.31%	(1.41)%	2.33%	(1.43)%	44%
14.96	9.68%	26.4	2.27%	(1.43)%	2.28%	(1.45)%	156%
13.64	13.20%	36.1	2.31%	(1.75)%	2.44%	(1.88)%	146%
12.05	2.29%	45.0	2.32%	(1.91)%	2.32%	(1.91)%	154%
11.78	29.03%	37.2	2.63%	(2.27)%	2.69%	(2.33)%	76%
9.13	(17.45)%	31.1	2.29%	(1.92)%	2.64%	(2.27)%	55%

18.04	11.91%	41.7	0.46%	0.42%	0.48%	0.40%	44%
17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%
13.39	4.04%	10.1	0.62%	(0.21)%	0.73%	(0.32)%	154%
12.87	31.46%	7.3	0.74%	(0.37)%	0.95%	(0.58)%	76%
9.79	(16.04)%	12.6	0.58%	(0.21)%	0.93%	(0.56)%	55%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

13.12	13.08%	10.7	0.54%	1.38%	1.48%	0.44%	35%
11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

13.14	13.19%	32.2	0.37%	1.57%	1.07%	0.86%	35%
11.87	17.65%	23.9	(0.14)(f)	2.08%	1.37%	0.57%	43%
10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

(f) Expense ratio is negative because the adviser has agreed to reimburse certain expenses associated with operating the Fund.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

265

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MID CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$18.61	$0.11	$2.01	$2.12	$(0.02)	$(3.14)	$(3.16)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	—	(1.81)	(1.81)
Year Ended 10/31/2005	14.74	—	3.11	3.11	—	—	—
Period Ended 10/31/2004 (e)	13.96	(0.02)	0.80	0.78	—	—	—
Year Ended 4/30/2004	10.74	(0.05)	3.27	3.22	—	—	—
Year Ended 4/30/2003	13.01	(0.02)	(2.25)	(2.27)	—	—	—
Year Ended 4/30/2002	14.73	(0.03)	(1.31)	(1.34)	—	(0.38)	(0.38)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	16.39	(0.01)	1.75	1.74	—	(3.14)	(3.14)
Year Ended 10/31/2006	16.08	(0.24)	2.36	2.12	—	(1.81)	(1.81)
Year Ended 10/31/2005	13.42	(0.19)	2.85	2.66	—	—	—
Period Ended 10/31/2004 (e)	12.78	(0.09)	0.73	0.64	—	—	—
Year Ended 4/30/2004	9.95	(0.19)	3.02	2.83	—	—	—
Year Ended 4/30/2003	12.20	(0.18)	(2.07)	(2.25)	—	—	—
Year Ended 4/30/2002	14.00	(0.17)	(1.25)	(1.42)	—	(0.38)	(0.38)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	19.60	0.11	2.17	2.28	(0.08)	(3.14)	(3.22)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	—	(1.81)	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	—	—	—
Period Ended 10/31/2004 (e)	14.46	0.02	0.82	0.84	—	—	—
Year Ended 4/30/2004	11.06	0.03	3.37	3.40	—	—	—
Year Ended 4/30/2003	13.31	0.05	(2.30)	(2.25)	—	—	—
Year Ended 4/30/2002	14.98	0.03	(1.32)	(1.29)	—	(0.38)	(0.38)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MID CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	14.47	0.08	1.52	1.60	(0.10)	(0.68)	(0.78)
Year Ended 10/31/2006	13.77	0.08	1.56	1.64	(0.06)	(0.88)	(0.94)
Year Ended 10/31/2005	11.86	0.08	1.91	1.99	(0.03)	(0.05)	(0.08)
Period Ended 10/31/2004 (e)	11.48	0.01	0.37	0.38	—	—	—
Year Ended 4/30/2004	8.65	0.01	2.82	2.83	—	—	—
Year Ended 4/30/2003	10.71	—	(1.97)	(1.97)	—	(0.09)	(0.09)
Year Ended 4/30/2002	10.24	(0.03)	0.53	0.50	—	(0.03)	(0.03)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

266

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$17.57	12.93%	$1,031.1	1.16%	1.26%	1.17%	1.25%	91%
18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%
14.74	5.59%	808.8	1.24%	(0.30)%	1.25%	(0.31)%	46%
13.96	29.98%	789.9	1.26%	(0.36)%	1.27%	(0.37)%	123%
10.74	(17.45)%	643.8	1.30%	(0.18)%	1.31%	(0.19)%	48%
13.01	(9.36)%	836.5	1.22%	(0.25)%	1.23%	(0.26)%	97%

14.99	12.29%	16.0	2.26%	0.26%	2.27%	0.25%	91%
16.39	14.15%	18.6	2.24%	(0.93)%	2.25%	(0.94)%	193%
16.08	19.82%	24.0	2.28%	(1.10)%	2.29%	(1.12)%	96%
13.42	5.01%	27.0	2.35%	(1.41)%	2.36%	(1.42)%	46%
12.78	28.44%	26.8	2.44%	(1.55)%	2.45%	(1.56)%	123%
9.95	(18.44)%	22.8	2.50%	(1.38)%	2.51%	(1.39)%	48%
12.20	(10.44)%	33.1	2.38%	(1.41)%	2.39%	(1.42)%	97%

18.66	13.18%	159.3	0.70%	1.58%	0.71%	1.57%	91%
19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%
15.30	5.81%	29.8	0.71%	0.23%	0.72%	0.22%	46%
14.46	30.74%	28.4	0.70%	0.20%	0.71%	0.19%	123%
11.06	(16.90)%	20.7	0.68%	0.44%	0.69%	0.43%	48%
13.31	(8.86)%	24.8	0.69%	0.28%	0.70%	0.27%	97%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

15.29	11.52%	63.9	0.90%	1.16%	0.98%	1.07%	6%
14.47	12.37%	61.6	0.90%	0.57%	1.00%	0.46%	12%
13.77	16.80%	62.5	0.90%	0.62%	1.07%	0.45%	23%
11.86	3.33%	49.2	0.92%	(0.10)%	1.23%	(0.41)%	8%
11.48	32.72%	38.5	1.12%	0.09%	1.24%	(0.03)%	30%
8.65	(18.36)%	29.0	1.21%	(0.03)%	1.21%	(0.03)%	16%
10.71	4.94%	29.2	1.36%	(0.31)%	1.36%	(0.31)%	15%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

267

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	———————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MID CAP INDEX FUND-I
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	$13.99	$0.10	$1.47	$1.57	$(0.16)	$(0.71)	$(0.87)
Year Ended 10/31/2006	13.34	0.13	1.49	1.62	(0.07)	(0.90)	(0.97)
Year Ended 10/31/2005	11.85	0.10	1.88	1.98	(0.10)	(0.39)	(0.49)
Period Ended 10/31/2004 (e)	11.79	0.05	0.33	0.38	—	(0.32)	(0.32)
Year Ended 4/30/2004	8.91	0.07	2.93	3.00	(0.06)	(0.06)	(0.12)
Year Ended 4/30/2003	11.23	0.08	(2.07)	(1.99)	(0.08)	(0.25)	(0.33)
Year Ended 4/30/2002	10.80	0.06	0.60	0.66	(0.07)	(0.16)	(0.23)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	12.94	0.06	1.66	1.72	(0.14)	—	(0.14)
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	—	(0.11)
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	—	—	—
Year Ended 10/31/2004	8.19	0.02	0.93	0.95	(0.04)	—	(0.04)
Year Ended 10/31/2003	6.84	(0.02)	1.37	1.35	—	—	—
Year Ended 10/31/2002	8.00	(0.03)	(1.13)	(1.16)	—	—	—
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	12.43	(0.03)	1.62	1.59	—	—	—
Year Ended 10/31/2006	10.16	(0.01)	2.28	2.27	—	—	—
Year Ended 10/31/2005	8.86	(0.02)	1.32	1.30	—	—	—
Year Ended 10/31/2004	8.00	(0.11)	0.97	0.86	—	—	—
Year Ended 10/31/2003	6.74	(0.08)	1.34	1.26	—	—	—
Year Ended 10/31/2002	7.94	(0.05)	(1.15)	(1.20)	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	13.19	0.12	1.68	1.80	(0.22)	—	(0.22)
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	—	(0.18)
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	—	(0.01)
Year Ended 10/31/2004	8.31	(0.02)	1.07	1.05	(0.13)	—	(0.13)
Year Ended 10/31/2003	6.85	0.09	1.37	1.46	—	—	—
Year Ended 10/31/2002	7.95	0.05	(1.15)	(1.10)	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

268

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$14.69	11.71%	$22.0	0.66%	1.43%	0.67%	1.42%	7%
13.99	12.68%	22.6	0.57%	0.94%	0.58%	0.93%	22%
13.34	17.00%	23.1	0.70%	0.80%	0.71%	0.80%	42%
11.85	3.22%	17.3	0.75%	0.46%	0.76%	0.45%	8%
11.79	33.71%	31.7	0.54%	0.68%	0.55%	0.67%	13%
8.91	(17.68)%	20.8	0.28%	0.89%	0.57%	0.60%	22%
11.23	6.23%	24.3	0.20%	0.84%	0.88%	0.16%	21%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

14.52	13.36%	365.4	1.27%	0.84%	1.27%	0.84%	65%
12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%
9.10	11.65%	243.7	1.70%	0.33%	1.70%	0.33%	126%
8.19	19.69%	59.8	2.46%	(0.27)%	2.58%	(0.39)%	27%
6.84	(14.51)%	54.6	2.15%	(0.39)%	2.38%	(0.62)%	22%

14.02	12.79%	12.7	2.37%	(0.32)%	2.37%	(0.33)%	65%
12.43	22.34%	14.4	2.42%	(0.03)%	2.43%	(0.03)%	50%
10.16	14.67%	16.1	2.62%	(0.13)%	2.63%	(0.14)%	43%
8.86	10.72%	19.5	2.79%	(0.76)%	2.79%	(0.76)%	126%
8.00	18.81%	10.8	3.21%	(1.01)%	3.33%	(1.13)%	27%
6.74	(15.20)%	10.3	2.90%	(1.14)%	3.23%	(1.37)%	22%

14.77	13.75%	296.3	0.70%	1.52%	0.70%	1.51%	65%
13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%
9.23	12.69%	13.1	1.08%	0.95%	1.18%	0.85%	126%
8.31	21.22%	10.3	1.24%	0.96%	1.49%	0.71%	27%
6.85	(13.76)%	13.2	1.16%	0.60%	1.39%	0.37%	22%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

269

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LARGE CAP GROWTH FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$5.31	$0.01	$0.43	$0.44	$—	$—	$—
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	—	—	—
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	—	—	—
Year Ended 10/31/2004	4.30	0.06	0.11	0.17	(0.02)	—	(0.02)
Year Ended 10/31/2003	3.58	(0.02)	0.74	0.72	—	—	—
Year Ended 10/31/2002	4.54	—	(0.96)	(0.96)	—	—	—
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	4.97	(0.05)	0.44	0.39	—	—	—
Year Ended 10/31/2006	4.64	(0.06)	0.39	0.33	—	—	—
Year Ended 10/31/2005	4.25	(0.04)	0.43	0.39	—	—	—
Year Ended 10/31/2004	4.13	—	0.12	0.12	—	—	—
Year Ended 10/31/2003	3.46	(0.04)	0.71	0.67	—	—	—
Year Ended 10/31/2002	4.43	(0.04)	(0.93)	(0.97)	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	5.65	0.02	0.47	0.49	(0.04)	—	(0.04)
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	—	(0.03)
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	—	(0.01)
Year Ended 10/31/2004	4.51	0.08	0.13	0.21	(0.03)	—	(0.03)
Year Ended 10/31/2003	3.69	0.04	0.78	0.82	—	—	—
Year Ended 10/31/2002	4.63	(0.01)	(0.93)	(0.94)	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

270

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$5.75	8.35%	$139.3	0.83%	0.38%	1.49%	(0.28)%	83%
5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%
4.45	3.90%	83.6	0.51%	0.35%	1.68%	(0.82)%	100%
4.30	20.25%	28.0	1.40%	(0.41)%	2.56%	(1.57)%	111%
3.58	(21.23)%	21.6	1.89%	(1.02)%	2.54%	(1.67)%	59%

5.36	7.85%	10.1	1.84%	(0.63)%	2.65%	(1.44)%	83%
4.97	7.11%	12.1	1.87%	(0.84)%	2.67%	(1.65)%	138%
4.64	9.18%	15.8	2.05%	(0.69)%	2.86%	(1.50)%	106%
4.25	2.84%	17.7	1.39%	(0.53)%	2.60%	(1.74)%	100%
4.13	19.34%	10.6	2.15%	(1.16)%	3.31%	(2.32)%	111%
3.46	(21.82)%	7.9	2.64%	(1.77)%	3.29%	(2.42)%	59%

6.10	8.67%	307.9	0.31%	0.89%	0.82%	0.38%	83%
5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%
4.69	4.65%	8.9	(0.26)%	1.12%	0.90%	(0.04)%	100%
4.51	22.02%	3.1	0.03%	0.96%	1.24%	(0.25)%	111%
3.69	(20.17)%	4.6	0.62%	0.24%	1.27%	(0.41)%	59%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

271

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LARGE CAP VALUE FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$16.85	$0.10	$1.40	$1.50	$(0.17)	$(0.95)	$(1.12)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)	(0.38)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	—	(0.06)
Year Ended 10/31/2004	11.79	0.20	1.34	1.54	(0.18)	—	(0.18)
Year Ended 10/31/2003	10.07	0.08	1.69	1.77	(0.05)	—	(0.05)
Year Ended 10/31/2002	12.20	0.05	(2.13)	(2.08)	(0.05)	—	(0.05)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	16.57	0.03	1.36	1.39	—	(0.95)	(0.95)
Year Ended 10/31/2006	14.25	0.04	2.49	2.53	—	(0.21)	(0.21)
Year Ended 10/31/2005	13.03	—	1.22	1.22	—	—	—
Year Ended 10/31/2004	11.66	(0.02)	1.43	1.41	(0.04)	—	(0.04)
Year Ended 10/31/2003	9.98	(0.01)	1.69	1.68	—	—	—
Year Ended 10/31/2002	12.14	—	(2.16)	(2.16)	—	—	—
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	16.98	0.14	1.41	1.55	(0.25)	(0.95)	(1.20)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)	(0.46)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	—	(0.09)
Year Ended 10/31/2004	11.92	0.34	1.28	1.62	(0.34)	—	(0.34)
Year Ended 10/31/2003	10.15	0.16	1.74	1.90	(0.13)	—	(0.13)
Year Ended 10/31/2002	12.28	0.11	(2.12)	(2.01)	(0.12)	—	(0.12)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

272

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$17.23	9.26%	$345.4	0.99%	1.25%	1.00%	1.24%	24%
16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%
13.15	13.12%	290.0	0.88%	1.05%	1.09%	0.84%	51%
11.79	17.72%	28.4	1.28%	0.71%	2.06%	(0.07)%	64%
10.07	(17.22)%	22.9	1.37%	0.48%	2.02%	(0.17)%	109%

17.01	8.67%	12.2	2.12%	0.15%	2.13%	0.14%	24%
16.57	17.96%	14.5	2.12%	0.17%	2.14%	0.15%	45%
14.25	9.36%	16.9	2.21%	0.00%	2.23%	(0.02)%	53%
13.03	12.10%	19.3	1.70%	0.22%	2.23%	(0.31)%	51%
11.66	16.78%	9.1	2.03%	(0.05)%	2.81%	(0.83)%	64%
9.98	(17.79)%	7.0	2.12%	(0.27)%	2.77%	(0.92)%	109%

17.33	9.51%	233.8	0.50%	1.69%	0.52%	1.68%	24%
16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%
13.20	13.71%	19.8	0.33%	1.59%	0.61%	1.31%	51%
11.92	18.99%	3.1	0.21%	1.77%	1.09%	0.89%	64%
10.15	(16.51)%	4.1	0.50%	1.35%	1.15%	0.70%	109%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

273

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LARGE CAP STOCK FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$28.61	$0.21	$1.76	$1.97	$(0.27)	$(1.21)	$(1.48)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)	(0.45)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	—	(0.15)
Period Ended 10/31/2004 (f)	29.15	0.04	0.21	0.25	(0.03)	(5.44)	(5.47)
Year Ended 4/30/2004	25.39	0.11	3.75	3.86	(0.10)	—	(0.10)
Year Ended 4/30/2003	29.84	0.10	(4.48)	(4.38)	(0.07)	—	(0.07)
Year Ended 4/30/2002	34.82	0.05	(4.86)	(4.81)	(0.09)	(0.08)	(0.17)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	26.40	0.10	1.59	1.69	—	(1.21)	(1.21)
Year Ended 10/31/2006	24.00	0.01	2.67	2.68	—	(0.28)	(0.28)
Year Ended 10/31/2005	22.21	0.03	1.76	1.79	—	—	—
Period Ended 10/31/2004 (f)	27.55	(0.08)	0.18	0.10	—	(5.44)	(5.44)
Year Ended 4/30/2004	24.19	(0.23)	3.59	3.36	—	—	—
Year Ended 4/30/2003	28.67	(0.28)	(4.20)	(4.48)	—	—	—
Year Ended 4/30/2002	33.71	(0.27)	(4.69)	(4.96)	—	(0.08)	(0.08)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	28.84	0.26	1.78	2.04	(0.39)	(1.21)	(1.60)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)	(0.57)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	—	(0.21)
Period Ended 10/31/2004 (f)	29.24	0.07	0.24	0.31	(0.05)	(5.44)	(5.49)
Year Ended 4/30/2004	25.46	0.23	3.77	4.00	(0.22)	—	(0.22)
Year Ended 4/30/2003	29.90	0.21	(4.47)	(4.26)	(0.18)	—	(0.18)
Year Ended 4/30/2002	34.88	0.18	(4.88)	(4.70)	(0.20)	(0.08)	(0.28)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LARGE CAP INDEX FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	9.52	0.07	0.71	0.78	(0.13)	—	(0.13)
Year Ended 10/31/2006	8.35	0.13	1.16	1.29	(0.11)	(0.01)	(0.12)
Year Ended 10/31/2005	7.78	0.12	0.53	0.65	(0.08)	—	(0.08)
Period Ended 10/31/2004 (f)	7.61	0.04	0.16	0.20	(0.03)	—	(0.03)
Year Ended 4/30/2004	6.30	0.08	1.31	1.39	(0.08)	—	(0.08)
Year Ended 10/31/2003	7.32	0.05	(1.05)	(1.00)	(0.02)	—	(0.02)
Year Ended 10/31/2002	8.49	—	(1.17)	(1.17)	—	—	—
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

274

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$29.10	7.08%	$3,039.5	1.00%	1.48%	1.00%	1.48%	69%
28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
23.93	1.27%	3,435.1	1.02%	0.41%	1.02%	0.41%	43%
29.15	15.23%	2,807.4	1.01%	0.37%	1.01%	0.37%	22%
25.39	(14.66)%	2,598.2	1.02%	0.38%	1.02%	0.38%	5%
29.84	(13.86)%	3,385.5	0.95%	0.16%	0.95%	0.16%	3%

26.88	6.57%	55.4	1.89%	0.62%	2.24%	0.28%	69%
26.40	11.23%	69.0	1.89%	0.01%	2.21%	(0.31)%	67%
24.00	8.06%	91.9	1.89%	0.11%	2.22%	(0.22)%	46%
22.21	0.72%	122.9	2.00%	(0.57)%	2.23%	(0.80)%	43%
27.55	13.89%	75.3	2.17%	(0.79)%	2.17%	(0.79)%	22%
24.19	(15.63)%	81.2	2.16%	(0.75)%	2.16%	(0.75)%	5%
28.67	(14.73)%	126.4	1.97%	(0.86)%	1.97%	(0.86)%	3%

29.28	7.31%	303.0	0.56%	1.89%	0.56%	1.88%	69%
28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%
24.06	1.50%	112.3	0.57%	0.65%	0.57%	0.65%	43%
29.24	15.76%	84.9	0.57%	0.82%	0.57%	0.82%	22%
25.46	(14.24)%	68.2	0.55%	0.85%	0.55%	0.85%	5%
29.90	(13.53)%	65.9	0.55%	0.56%	0.55%	0.56%	3%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

10.17	8.26%	95.5	0.60%	1.45%	0.87%	1.17%	3%
9.52	15.56%	92.3	0.60%	1.37%	0.91%	1.05%	7%
8.35	8.33%	94.3	0.60%	1.49%	0.94%	1.15%	9%
7.78	2.62%	76.3	0.57%	0.64%	1.08%	0.13%	5%
7.61	22.09%	51.2	0.41%	1.28%	1.17%	0.52%	6%
6.30	(13.58)%	27.8	0.93%	0.86%	1.18%	0.61%	16%
7.32	(13.78)%	30.2	1.29%	0.08%	1.29%	0.08%	4%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

275

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LARGE CAP INDEX FUND-I
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	$9.46	$0.07	$0.72	$0.79	$(0.14)	$—	$(0.14)
Year Ended 10/31/2006	8.29	0.14	1.15	1.29	(0.12)	—	(0.12)
Year Ended 10/31/2005	7.76	0.13	0.52	0.65	(0.12)	—	(0.12)
Period Ended 10/31/2004 (f)	7.55	0.05	0.16	0.21	—	—	—
Year Ended 4/30/2004	6.31	0.15	1.24	1.39	(0.15)	—	(0.15)
Year Ended 4/30/2003	7.38	0.08	(1.07)	(0.99)	(0.08)	—	(0.08)
Year Ended 4/30/2002	8.56	0.05	(1.18)	(1.13)	(0.05)	—	(0.05)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
BALANCED FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	12.95	0.12	0.68	0.80	(0.11)	(0.62)	(0.73)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)	(0.53)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)	(0.40)
Period Ended 10/31/2004 (f)	11.65	0.09	0.17	0.26	(0.10)	—	(0.10)
Year Ended 4/30/2004	10.75	0.17	0.92	1.09	(0.19)	—	(0.19)
Year Ended 4/30/2003	11.52	0.19	(0.76)	(0.57)	(0.20)	—	(0.20)
Year Ended 4/30/2002	12.41	0.26	(0.88)	(0.62)	(0.27)	—	(0.27)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	12.89	0.07	0.68	0.75	(0.05)	(0.62)	(0.67)
Year Ended 10/31/2006	12.13	0.10	1.07	1.17	(0.09)	(0.32)	(0.41)
Year Ended 10/31/2005	11.76	0.09	0.56	0.65	(0.10)	(0.18)	(0.28)
Period Ended 10/31/2004 (f)	11.60	0.03	0.17	0.20	(0.04)	—	(0.04)
Year Ended 4/30/2004	10.70	0.06	0.92	0.98	(0.08)	—	(0.08)
Year Ended 4/30/2003	11.47	0.11	(0.76)	(0.65)	(0.12)	—	(0.12)
Year Ended 4/30/2002	12.35	0.15	(0.87)	(0.72)	(0.16)	—	(0.16)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	12.93	0.15	0.69	0.84	(0.14)	(0.62)	(0.76)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)	(0.59)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)	(0.45)
Period Ended 10/31/2004 (f)	11.64	0.12	0.17	0.29	(0.13)	—	(0.13)
Year Ended 4/30/2004	10.74	0.22	0.93	1.15	(0.25)	—	(0.25)
Year Ended 4/30/2003	11.51	0.21	(0.73)	(0.52)	(0.25)	—	(0.25)
Year Ended 4/30/2002	12.39	0.30	(0.86)	(0.56)	(0.32)	—	(0.32)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

276

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$10.11	8.38%	$35.3	0.54%	1.58%	0.55%	1.57%	5%
9.46	15.69%	32.6	0.52%	1.50%	0.52%	1.49%	14%
8.29	8.39%	31.5	0.50%	1.61%	0.51%	1.61%	11%
7.76	2.78%	29.4	0.54%	1.19%	0.55%	1.18%	4%
7.55	22.00%	28.7	0.54%	1.21%	0.55%	1.20%	27%
6.31	(13.36)%	62.1	0.24%	1.55%	0.36%	1.43%	23%
7.38	(13.22)%	63.0	0.20%	1.17%	0.49%	0.88%	3%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

13.02	6.40%	243.2	1.08%	1.93%	1.10%	1.91%	91%
12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%
11.81	2.21%	278.5	1.07%	1.49%	1.08%	1.48%	114%
11.65	10.22%	278.0	1.06%	1.48%	1.07%	1.47%	194%
10.75	(4.90)%	260.8	1.05%	1.77%	1.07%	1.75%	69%
11.52	(5.02)%	305.6	0.99%	2.19%	1.02%	2.16%	76%

12.97	5.97%	8.5	2.06%	0.96%	2.10%	0.92%	91%
12.89	9.83%	10.0	2.04%	0.71%	2.05%	0.70%	215%
12.13	5.54%	13.3	2.02%	0.72%	2.04%	0.70%	231%
11.76	1.71%	17.6	2.03%	0.53%	2.04%	0.52%	114%
11.60	9.22%	18.6	2.02%	0.52%	2.03%	0.51%	194%
10.70	(5.68)%	19.3	1.84%	0.97%	1.86%	0.95%	60%
11.47	(5.83)%	22.3	1.89%	1.29%	1.92%	1.26%	76%

13.01	6.73%	86.0	0.63%	2.38%	0.64%	2.37%	91%
12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%
11.80	2.47%	108.5	0.60%	1.97%	0.61%	1.96%	114%
11.64	10.75%	111.2	0.59%	1.96%	0.60%	1.95%	194%
10.74	(4.45)%	107.8	0.56%	2.26%	0.57%	2.25%	69%
11.51	(4.65)%	3.7	0.58%	2.60%	0.62%	2.56%	76%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

277

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D (a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
HIGH YIELD FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$5.08	$0.19	$0.14	$0.33	$(0.19)	$—	$(0.19)
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	—	(0.38)
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	—	(0.39)
Year Ended 10/31/2004	5.07	0.40	0.16	0.56	(0.39)	—	(0.39)
Year Ended 10/31/2003	4.23	0.41	0.82	1.23	(0.39)	—	(0.39)
Year Ended 10/31/2002	5.22	0.53	(1.00)	(0.47)	(0.52)	—	(0.52)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	5.08	0.17	0.14	0.31	(0.17)	—	(0.17)
Year Ended 10/31/2006	5.02	0.34	0.06	0.40	(0.34)	—	(0.34)
Year Ended 10/31/2005	5.24	0.34	(0.21)	0.13	(0.35)	—	(0.35)
Year Ended 10/31/2004	5.07	0.36	0.16	0.52	(0.35)	—	(0.35)
Year Ended 10/31/2003	4.23	0.37	0.82	1.19	(0.35)	—	(0.35)
Year Ended 10/31/2002	5.22	0.50	(1.01)	(0.51)	(0.48)	—	(0.48)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	5.09	0.20	0.15	0.35	(0.21)	—	(0.21)
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	—	(0.41)
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 10/31/2004	5.07	0.42	0.16	0.58	(0.41)	—	(0.41)
Year Ended 10/31/2003	4.23	0.42	0.83	1.25	(0.41)	—	(0.41)
Year Ended 10/31/2002	5.22	0.55	(1.01)	(0.46)	(0.53)	—	(0.53)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

278

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$5.22	6.67%	$528.8	0.86%	7.50%	0.87%	7.48%	37%
5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%
5.24	11.53%	603.1	0.89%	7.80%	0.89%	7.80%	73%
5.07	30.00%	579.8	1.02%	8.70%	1.02%	8.70%	96%
4.23	(9.91)%	488.8	1.03%	10.49%	1.03%	10.49%	77%

5.22	6.21%	13.1	1.73%	6.61%	1.91%	6.43%	37%
5.08	8.25%	16.5	1.73%	6.75%	1.92%	6.57%	63%
5.02	2.45%	23.4	1.73%	6.57%	1.91%	6.39%	54%
5.24	10.66%	33.1	1.70%	7.00%	1.74%	6.96%	73%
5.07	29.03%	36.3	1.77%	7.95%	1.77%	7.95%	96%
4.23	(10.58)%	34.9	1.78%	9.74%	1.78%	9.74%	77%

5.23	6.88%	112.8	0.44%	7.94%	0.46%	7.92%	37%
5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%
5.24	11.98%	10.1	0.49%	8.21%	0.60%	8.10%	73%
5.07	30.57%	10.8	0.57%	9.15%	0.69%	9.03%	96%
4.23	(9.60)%	10.9	0.69%	10.83%	0.69%	10.83%	77%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

279

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D (a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MUNICIPAL BOND FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$11.39	$0.25	$(0.11)	$0.14	$(0.25)	$—	$(0.25)
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	—	(0.50)
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	—	(0.50)
Year Ended 10/31/2004	11.53	0.50	0.12	0.62	(0.53)	(0.06)	(0.59)
Year Ended 10/31/2003	11.61	0.54	(0.05)	0.49	(0.56)	(0.01)	(0.57)
Year Ended 10/31/2002	11.58	0.54	0.01	0.55	(0.52)	—	(0.52)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	11.38	0.21	(0.10)	0.11	(0.21)	—	(0.21)
Year Ended 10/31/2006	11.30	0.43	0.07	0.50	(0.42)	—	(0.42)
Year Ended 10/31/2005	11.55	0.42	(0.25)	0.17	(0.42)	—	(0.42)
Year Ended 10/31/2004	11.52	0.44	0.09	0.53	(0.44)	(0.06)	(0.50)
Year Ended 10/31/2003	11.61	0.45	(0.06)	0.39	(0.47)	(0.01)	(0.48)
Year Ended 10/31/2002	11.59	0.46	0.01	0.47	(0.45)	—	(0.45)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	11.39	0.26	(0.11)	0.15	(0.26)	—	(0.26)
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	—	(0.54)
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	—	(0.53)
Year Ended 10/31/2004	11.53	0.53	0.11	0.64	(0.56)	(0.06)	(0.62)
Year Ended 10/31/2003	11.61	0.58	(0.05)	0.53	(0.60)	(0.01)	(0.61)
Year Ended 10/31/2002	11.58	0.57	0.01	0.58	(0.55)	—	(0.55)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
INCOME FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	8.59	0.21	0.07	0.28	(0.21)	—	(0.21)
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	—	(0.41)
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	—	(0.37)
Year Ended 10/31/2004	8.73	0.35	0.13	0.48	(0.35)	—	(0.35)
Year Ended 10/31/2003	8.34	0.34	0.40	0.74	(0.35)	—	(0.35)
Year Ended 10/31/2002	8.71	0.41	(0.38)	0.03	(0.40)	—	(0.40)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	8.57	0.18	0.07	0.25	(0.18)	—	(0.18)
Year Ended 10/31/2006	8.54	0.34	0.03	0.37	(0.34)	—	(0.34)
Year Ended 10/31/2005	8.84	0.30	(0.30)	—	(0.30)	—	(0.30)
Year Ended 10/31/2004	8.71	0.29	0.12	0.41	(0.28)	—	(0.28)
Year Ended 10/31/2003	8.32	0.27	0.41	0.68	(0.29)	—	(0.29)
Year Ended 10/31/2002	8.70	0.35	(0.40)	(0.05)	(0.33)	—	(0.33)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	8.58	0.23	0.07	0.30	(0.23)	—	(0.23)
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	—	(0.44)
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	—	(0.41)
Year Ended 10/31/2004	8.75	0.39	0.10	0.49	(0.39)	—	(0.39)
Year Ended 10/31/2003	8.34	0.37	0.43	0.80	(0.39)	—	(0.39)
Year Ended 10/31/2002	8.71	0.44	(0.39)	0.05	(0.42)	—	(0.42)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

280

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$11.28	1.22%	$1,174.4	0.78%	4.41%	0.78%	4.41%	2%
11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%
11.56	5.47%	1,264.1	0.73%	4.53%	0.73%	4.53%	12%
11.53	4.37%	641.7	0.72%	4.62%	0.72%	4.62%	6%
11.61	4.91%	645.4	0.73%	4.69%	0.73%	4.69%	13%

11.28	0.97%	16.8	1.47%	3.71%	1.61%	3.58%	2%
11.38	4.56%	21.7	1.47%	3.77%	1.60%	3.64%	14%
11.30	1.46%	28.9	1.47%	3.61%	1.60%	3.48%	8%
11.55	4.72%	34.0	1.46%	3.81%	1.51%	3.76%	12%
11.52	3.48%	24.2	1.47%	3.88%	1.47%	3.88%	6%
11.61	4.15%	22.3	1.48%	3.94%	1.48%	3.94%	13%

11.28	1.37%	12.7	0.50%	4.70%	0.50%	4.70%	2%
11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
11.55	5.70%	5.1	0.44%	4.83%	0.52%	4.75%	12%
11.53	4.67%	2.6	0.44%	4.90%	0.56%	4.78%	6%
11.61	5.08%	3.2	0.57%	4.85%	0.57%	4.85%	13%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

8.66	3.33%	453.2	0.80%	4.99%	0.81%	4.97%	125%
8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%
8.86	5.64%	575.2	0.82%	4.04%	0.82%	4.04%	203%
8.73	9.05%	608.7	0.87%	3.88%	0.88%	3.87%	312%
8.34	0.25%	629.3	0.84%	4.87%	0.89%	4.82%	170%

8.64	2.91%	9.1	1.63%	4.14%	2.01%	3.77%	125%
8.57	4.39%	12.6	1.63%	3.93%	1.96%	3.60%	303%
8.54	(0.02)%	19.2	1.63%	3.38%	1.94%	3.07%	245%
8.84	4.83%	25.4	1.60%	3.25%	1.68%	3.17%	203%
8.71	8.25%	30.3	1.62%	3.13%	1.63%	3.12%	312%
8.32	(0.49)%	31.7	1.59%	4.12%	1.64%	4.07%	170%

8.65	3.54%	257.4	0.39%	5.44%	0.40%	5.42%	125%
8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%
8.85	5.94%	29.0	0.43%	4.43%	0.54%	4.32%	203%
8.75	9.49%	25.2	0.47%	4.28%	0.60%	4.15%	312%
8.34	0.65%	40.1	0.55%	5.15%	0.60%	5.10%	170%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

281

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
CORE BOND FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$9.90	$0.22	$0.01	$0.23	$(0.22)	$—	$(0.22)
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	—	(0.45)
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	—	(0.41)
Period Ended 10/31/2004 (e)	10.14	0.20	0.16	0.36	(0.22)	(0.01)	(0.23)
Year Ended 4/30/2004	10.31	0.40	(0.12)	0.28	(0.45)	—	(0.45)
Year Ended 4/30/2003	9.82	0.42	0.52	0.94	(0.45)	—	(0.45)
Year Ended 4/30/2002	9.80	0.56	0.02	0.58	(0.56)	—	(0.56)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	9.91	0.17	0.01	0.18	(0.17)	—	(0.17)
Year Ended 10/31/2006	9.90	0.34	0.02	0.36	(0.35)	—	(0.35)
Year Ended 10/31/2005	10.27	0.29	(0.35)	(0.06)	(0.31)	—	(0.31)
Period Ended 10/31/2004 (e)	10.15	0.15	0.15	0.30	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2004	10.32	0.30	(0.12)	0.18	(0.35)	—	(0.35)
Year Ended 4/30/2003	9.82	0.33	0.53	0.86	(0.36)	—	(0.36)
Year Ended 4/30/2002	9.80	0.47	0.02	0.49	(0.47)	—	(0.47)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	9.91	0.24	0.02	0.26	(0.25)	—	(0.25)
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	—	(0.49)
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	—	(0.46)
Period Ended 10/31/2004 (e)	10.15	0.22	0.15	0.37	(0.24)	(0.01)	(0.25)
Year Ended 4/30/2004	10.31	0.44	(0.11)	0.33	(0.49)	—	(0.49)
Year Ended 4/30/2003	9.82	0.46	0.52	0.98	(0.49)	—	(0.49)
Year Ended 4/30/2002	9.80	0.60	0.02	0.62	(0.60)	—	(0.60)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

282

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$9.91	2.39%	$317.6	0.94%	4.49%	0.95%	4.48%	194%
9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%
10.27	3.58%	457.1	0.92%	3.84%	0.93%	3.83%	167%
10.14	2.74%	460.5	0.88%	3.86%	0.89%	3.85%	463%
10.31	9.79%	526.5	0.85%	4.19%	0.86%	4.18%	149%
9.82	6.01%	451.5	0.81%	5.54%	0.88%	5.47%	160%

9.92	1.87%	6.2	1.95%	3.47%	1.97%	3.45%	194%
9.91	3.71%	8.1	1.94%	3.43%	1.96%	3.41%	394%
9.90	(0.58)%	10.8	1.91%	2.86%	1.93%	2.84%	368%
10.27	2.97%	13.3	1.91%	2.84%	1.92%	2.83%	167%
10.15	1.75%	13.4	1.86%	2.89%	1.87%	2.88%	463%
10.32	8.91%	13.2	1.77%	3.28%	1.78%	3.27%	149%
9.82	5.03%	7.9	1.73%	4.64%	1.80%	4.57%	160%

9.92	2.60%	43.9	0.51%	4.91%	0.53%	4.90%	194%
9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
10.27	3.69%	36.3	0.50%	4.25%	0.51%	4.24%	167%
10.15	3.25%	34.5	0.49%	4.26%	0.50%	4.25%	463%
10.31	10.20%	29.2	0.47%	4.57%	0.48%	4.56%	149%
9.82	6.42%	22.9	0.39%	5.93%	0.46%	5.86%	160%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

283

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
LIMITED MATURITY BOND FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$12.58	$0.28	$0.02	$0.30	$(0.28)	$—	$(0.28)
Year Ended 10/31/2006	12.58	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.35	(0.03)	0.32	(0.35)	(0.12)	(0.47)
Year Ended 10/31/2003	12.75	0.36	0.31	0.67	(0.36)	—	(0.36)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	12.59	0.27	0.02	0.29	(0.27)	—	(0.27)
Year Ended 10/31/2006	12.59	0.50	—	0.50	(0.50)	—	(0.50)
Year Ended 10/31/2005	12.92	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)
Year Ended 10/31/2004	13.06	0.33	(0.02)	0.31	(0.33)	(0.12)	(0.45)
Year Ended 10/31/2003	12.75	0.34	0.31	0.65	(0.34)	—	(0.34)
Year Ended 10/31/2002	13.14	0.46	(0.14)	0.32	(0.46)	(0.25)	(0.71)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	12.58	0.30	0.02	0.32	(0.30)	—	(0.30)
Year Ended 10/31/2006	12.58	0.56	—	0.56	(0.56)	—	(0.56)
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)	(0.50)
Year Ended 10/31/2004	13.05	0.39	(0.02)	0.37	(0.39)	(0.12)	(0.51)
Year Ended 10/31/2003	12.74	0.40	0.31	0.71	(0.40)	—	(0.40)
Year Ended 10/31/2002	13.14	0.50	(0.15)	0.35	(0.50)	(0.25)	(0.75)
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

284

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)(c)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$12.60	2.38%	$113.7	0.75%	4.44%	0.76%	4.43%	71%
12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%
12.91	2.52%	119.4	0.75%	2.71%	0.89%	2.57%	230%
13.06	5.30%	90.4	0.74%	2.78%	0.96%	2.56%	297%
12.75	2.51%	73.9	0.75%	3.56%	1.05%	3.26%	288%

12.61	2.31%	1.8	0.89%	4.30%	0.91%	4.27%	71%
12.59	4.02%	1.9	0.89%	3.96%	0.94%	3.91%	145%
12.59	0.87%	2.0	0.89%	3.21%	0.93%	3.17%	295%
12.92	2.45%	2.1	0.88%	2.59%	0.88%	2.59%	230%
13.06	5.14%	6.2	0.91%	2.61%	0.96%	2.56%	297%
12.75	2.51%	5.8	0.75%	3.56%	1.05%	3.26%	288%

12.60	2.58%	226.2	0.37%	4.86%	0.38%	4.85%	71%
12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%
12.91	2.90%	9.8	0.45%	3.01%	0.57%	2.89%	230%
13.05	5.62%	14.7	0.46%	3.07%	0.64%	2.89%	297%
12.74	2.77%	14.0	0.42%	3.89%	0.72%	3.59%	288%
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

285

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D
	—————————————————————————————————————————————————————————————————————————————————

					Less Distributions
		Income from Investment Operations			from
		————————————————————————————————			—————————————————
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total
	of Period	Income/(Loss)	Investments(a)	Operations	Income	Investments	Distributions
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
MONEY MARKET FUND
Class A Shares
Six Months Ended 04/30/2007 (unaudited)	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	(0.001)	0.004	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2004	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Class B Shares
Six Months Ended 04/30/2007 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Period Ended 10/31/2004 (d)	1.00	0.002	—	0.002	(0.002)	—	(0.002)
Year Ended 4/30/2004	1.00	0.001	—	0.001	(0.001)	—	(0.001)
Year Ended 4/30/2003	1.00	0.003	—	0.003	(0.003)	—	(0.003)
Year Ended 4/30/2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Institutional Class Shares
Six Months Ended 04/30/2007 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)
Year Ended 10/31/2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
Year Ended 10/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Period Ended 10/31/2004 (d)	1.00	0.005	—	0.005	(0.005)	—	(0.005)
Year Ended 4/30/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 4/30/2002	1.00	0.03	—	0.03	(0.03)	—	(0.03)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

286

Thrivent Mutual Funds
Financial Highlights – continued

———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————
			R A T I O S / S U P P L E M E N T A L D A T A
————————————	———————————————————————————————————————————————————————————————————————————————————————————————————————
					Ratios to Average
					Net Assets Before Expenses
			Ratio to Average Net		Waived, Credited or Paid
			Assets(c)		Indirectly(c)
			——————————————————–		———————————————————–
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
———————————————————————————————————————————————————————————————————————————————————————————————————————————————————————

$1.00	2.39%	$1,000.2	0.61%	4.78%	0.81%	4.58%	N/A
1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A
1.00	0.26%	686.8	0.90%	0.61%	1.00%	0.51%	N/A
1.00	0.32%	262.2	0.83%	0.32%	0.93%	0.22%	N/A
1.00	0.88%	349.6	0.77%	0.89%	0.92%	0.74%	N/A
1.00	2.28%	399.8	0.72%	2.19%	0.90%	2.01%	N/A

1.00	2.19%	1.5	1.01%	4.37%	1.84%	3.54%	N/A
1.00	3.94%	1.8	1.01%	3.88%	1.97%	2.92%	N/A
1.00	1.94%	1.7	1.01%	1.84%	1.93%	0.91%	N/A
1.00	0.18%	2.9	1.04%	0.47%	1.95%	(0.44)%	N/A
1.00	0.07%	1.8	1.08%	0.07%	1.84%	(0.69)%	N/A
1.00	0.42%	2.8	1.38%	0.27%	1.62%	0.03%	N/A
1.00	1.34%	2.8	1.52%	1.39%	1.70%	1.21%	N/A

1.00	2.51%	374.4	0.37%	5.02%	0.47%	4.92%	N/A
1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A
1.00	0.47%	245.7	0.47%	1.05%	0.54%	0.98%	N/A
1.00	0.59%	114.6	0.56%	0.59%	0.56%	0.59%	N/A
1.00	1.17%	91.4	0.48%	1.18%	0.53%	1.13%	N/A
1.00	2.54%	117.8	0.46%	2.45%	0.54%	2.37%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(c) Computed on an annualized basis for periods less than one year.

(d) For the period from May 1, 2004 to October 31, 2004.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

287

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement

Both the Investment Company Act of 1940 and the terms of the Advisory Agreement of the Thrivent Mutual Funds (the “Trust”) require that the agreement be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 8, 2006, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each a “Fund”) of the Trust. In connection with its reapproval of the Advisory Agreement with the Adviser, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Adviser;

2. The performance of the Funds;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Funds grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 19, August 28, and November 8, 2006, to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management of the Funds with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. In addition, the Board received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with Fund management.

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider reapproval of the agreement. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement. The Contract Committee and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Additional Information
(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Funds by the Adviser. During these meetings, management reported on the investment management, Fund trading, and compliance functions provided to the Funds under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s Fund managers and research analysts.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board noted that it had, over the past year, met with a majority of the Fund managers, as well as a number of the research personnel, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the Fund compliance functions performed by the Adviser. The Independent Trustees also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on Funds’ portfolio trading, and in certain cases distribution or service related fees related to Funds’ sales. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing recruitment of personnel and its investment in systems technology to improve trading, Fund compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record, since such a period generally coincides with the tenure of the Adviser’s current Chief Investment Officer.

For both the one- and three-year periods ended September 30, 2006, 57% of the internally managed Funds and 80% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. Only one Fund ranked in the bottom quartile of its Lipper peer group for the three-year period and no Fund was in the bottom quartile for the one-year period ended September 30, 2006. The Board concluded that the performance of the individual Funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Funds. They noted that 86% of the Funds, representing 93% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 97% of the Funds, representing over 99% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis, noting that overall profitability had declined over the past year, due in part to the fee waivers and expense reimbursements in effect.

289

Additional Information
(unaudited)

The Board considered the allocations of the Adviser’s costs to the Funds. The Board retained an accounting firm to conduct a review of the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a Fund’s assets increase. Because of differences among Funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Trustees considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Trustees noted that all of the Funds had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Funds were increasing in assets and others were decreasing in assets, the Funds overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Board, including all of the Independent Trustees voting separately, approved the agreement.

Appointment of New Subadviser for a Fund

At its meeting on February 13, 2007, the Board voted unanimously to approve a new investment subadvisory agreement among the Trust, on behalf of the Thrivent Partner International Stock Fund, the Adviser and Principal Global Investors, LLC (“Principal”). In connection with its approval of the subadvisory agreement, the Board considered the five factors outlined above, and the Contracts Committee reviewed information presented by the Adviser addressing these factors.

Management began by discussing its process for selecting a new subadviser to recommend to the Board, including the retention of an independent search firm. Representatives of the Adviser stated that the scope and quality of services under the proposed agreement with Principal was expected to be at least equivalent to the scope and quality of services provided by T. Rowe Price International, Inc., the subadviser that Principal was proposed to replace. The Board also received information from Principal relating to its investment process and research capabilities.

In addition to receiving monthly performance reports, the Board, in connection with its regular quarterly meetings, received more extensive information on Fund performance, including absolute performance, relative performance rankings within the Fund’s Lipper peer group and performance as compared to benchmark index returns. Management also provided information on the performance of the portion of the Fund’s portfolio allocated to each of the Fund’s subadvisers. The Board observed that the performance of the international growth portion of the Fund’s portfolio had underperformed its peer group for an extended period of time. The Board also received information from Principal regarding the absolute and relative performance of its international growth portfolios, which are managed in a substantially identical manner to the manner in which Principal would manage the portion of the Fund allocated to it.

The Board also reviewed the amount of the fees to be paid to Principal under the subadvisory agreement and considered the fact that the contract had been negotiated at arm’s length between the Adviser and Principal and that there were no separate arrangements for unrelated services between Principal and the Adviser and its affiliates. Based on these factors, among others, the Contracts Committee recommended approval of the subadvisory agreement, and the Board approved the subadvisory agreement with Principal.

290

Thrivent Mutual Funds

Supplement to Prospectuses dated February 28, 2007

With respect to Thrivent Small Cap Stock Fund

The “Portfolio Management” section of the prospectuses is amended with respect to the following Fund:

The paragraph under Thrivent Small Cap Stock Fund is deleted and replaced with the following:

David A. Maule, CFA serves as portfolio manager of Thrivent Small Cap Stock Fund. He has been with Thrivent since 1998 and, since 2004, served as associate portfolio manager of the Fund. Prior to serving as associate portfolio manager, Mr. Maule served as a senior equity research analyst for Thrivent since 2002.

The date of this Supplement is June 8, 2007

Please include this Supplement with your Prospectus.

291

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292

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

23459SAR R5-07

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2007	THRIVENT MUTUAL FUNDS

By: /s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 27, 2007	By: /s/ Pamela J. Moret

Pamela J. Moret
President

Date: June 27, 2007	By: /s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer